As filed with the Securities and Exchange Commission on March 1, 2002
                                                              File No. 33-8982
                                                              ICA No. 811-4852
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                     Pre-Effective Amendment No. _____            [ ]
                      Post-Effective Amendment No. 65             [X]
                                      and
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY   [X]
                                  ACT OF 1940
                               Amendment No. 66
                            The Victory Portfolios

          (Exact name of Registrant as Specified in Trust Instrument)

                               3435 Stelzer Road
                             Columbus, Ohio 43219
                    (Address of Principal Executive Office)

                                (800) 362-5365
                       (Area Code and Telephone Number)

                                   Copy to:

George Stevens                                Jay G. Baris
BISYS Fund Services Ohio, Inc.                Kramer Levin Naftalis & Frankel
3435 Stelzer Road                             LLP
Columbus, Ohio 43219                          919 Third Avenue
(Name and Address of Agent for Service)       New York, New York 10022


Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|X|   Immediately upon filing pursuant to       |_|   on (date) pursuant to
      paragraph (b)                                   paragraph (b)
|_|   60 days after filing pursuant to          |_|   on (date) pursuant to
      paragraph (a)(1)                                paragraph (a)(1)
|_|   75 days after filing pursuant to          |_|   on (date) pursuant to
      paragraph (a)(2)                                paragraph (a)(2) of rule
                                                      485.
If appropriate, check the following box:

      |_|   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus


Equity Funds

Diversified Stock Fund
Class C Shares

Nasdaq-100 Index(R) Fund
Class C Shares

Specialty Fund

Real Estate Fund
Class C Shares

Fixed Income Fund

Fund for Income
Class C Shares


March 1, 2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO(R)


victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents


Risk/Return Summary                                                           1
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.
     Diversified Stock Fund
          Class C Shares                                                      2
     Nasdaq-100 Index(R)Fund
          Class C Shares                                                      4
     Real Estate Fund
          Class C Shares                                                      6
     Fund for Income
          Class C Shares                                                      8


Investments                                                                  10

Risk Factors                                                                 12

Share Price                                                                  16

Dividends, Distributions, and Taxes                                          16

Investing with Victory
     Sales Charge                                                            18
     Distribution & Service Plan                                             18
     How to Buy Shares                                                       19
     How to Exchange Shares                                                  20
     How to Sell Shares                                                      21
     Additional Information About Purchases,
     Exchanges and Sales                                                     21

Organization and Management of the Funds                                     22

Additional Information                                                       24


Financial Highlights
     Diversified Stock Fund                                                  25
     Nasdaq-100 Index(R) Fund                                                26
     Real Estate Fund                                                        27
     Fund for Income                                                         28

Key to Fund Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

   Not insured by the FDIC;

   Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

   Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary


Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Objectives

The Diversified Stock Fund seeks to provide long-term growth of capital. The Nasdaq-100 Index(R) Fund seeks to provide long-term capital appreciation. The Real Estate Fund seeks to provide total return through investments in real estate-related companies. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in the Risk/Return Summary for each Fund and the "Investments" section later in the Prospectus.

Risk Factors

The Diversified Stock Fund, the Nasdaq-100 Index(R) Fund and the Real Estate Fund invest primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. The Fund for Income invests in fixed income securities and is subject to interest rate, inflation and reinvestment risks. There are other potential risks discussed later in the Prospectus

Who May Want to Invest in the Diversified Stock Fund, the Nasdaq-100 Index(R) Fund and the Real Estate Fund


     Investors willing to accept the risk of price and dividend fluctuations

     Investors willing to accept higher risk in return for higher potential returns

     Long-term investors with a particular goal, like saving for retirement or a child's education

Who May Want to Invest in the Fund for Income

     Investors seeking income

     Investors seeking higher potential returns than provided by money market funds

     Investors willing to accept the risk of price and dividend fluctuations

Share Classes

Each Fund currently offers three classes of shares: the Class C Shares described in this Prospectus and Class A and G Shares described in a separate Prospectus.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

    The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Diversified Stock Fund

CLASS C SHARES
Cusip#: 926464157
Ticker: VDSCX

Investment Objective

The Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

     The Adviser seeks to invest in both growth and value securities:

          Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

          Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

     In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

          The market value of securities acquired by the Fund declines.

          Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

          Value stocks fall out of favor relative to growth stocks.

          The portfolio manager does not execute the Fund's principal investment strategies effectively.

          A company's earnings do not increase as expected.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table* shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1992      9.43%
1993      9.97%
1994      3.96%
1995     35.37%
1996     24.72%
1997     28.28%
1998     23.15%
1999     20.96%
2000      1.35%
2001      0.93%

During the period shown in the bar chart, the highest return for a quarter was 17.60% (quarter ending December 31, 1998) and the lowest return for a quarter was -14.58% (quarter ending September 30, 2001).*

     The table below shows how the average annual total returns for the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(For the Periods ended        1         5        10
December 31, 2001)          Year       Years   Years

Return Before Taxes         -4.84%    13.00%   14.56%

Return After Taxes
on Distributions            -5.44%     9.39%   10.86%

Return After Taxes on
Distributions and Sale      -2.46%     9.77%   10.78%
of Fund Shares

S&P 500 Index(1)           -11.88%    10.70%   12.93%

(reflects no deduction for fees, expenses, or taxes)

* Reflects annual total returns for the Class A Shares of the Fund. Class A Shares are not being offered in this Prospectus, but represent investments in the same portfolio of securities. Investment returns for the two classes would be substantially similar, and would differ only to the extent that they do not have the same expenses.

(1) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in Class C Shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)

Maximum Sales Charge
Imposed on Purchases                                    NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                        1.00%(2)
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption Fees                                         NONE

Exchange Fees                                           NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                         0.63%

Distribution and Service (12b-1) Fees                   1.00%

Other Expenses(3)                                       0.83%

Total Fund Operating Expenses                           2.46%

Fee Waiver/Expense Reimbursement                       (0.56)%

Net Expenses(4)                                         1.90%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) The Adviser has contractually agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 1.90%, until at least February 28, 2005 and 2.00% until at least February 28, 2012.

EXAMPLE: The following Example is designed to help you compare the cost of investing in Class C Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year  3 Years  5 Years  10 Years

If you sell your
shares at the          $293    $618    $1,069    $2,319
end of the period

If you do not
sell your shares       $193    $618    $1,069    $2,319

Nasdaq-100 Index(R) Fund

CLASS C SHARES
Cusip#: 926464140
Ticker: VNICX

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its investment objective by attempting to duplicate the performance of the Nasdaq-100 Index(R) (the Index). The stocks that make up this Index are currently heavily weighted in the technology sector. The Fund primarily invests in securities that are in the Index, including American Depositary Receipts (ADRs), and secondarily in related futures and options contracts.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities, or equivalents, that are included in the Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     The Fund normally will invest in all stocks that comprise the Index in roughly the same proportions as their weightings in the Index. For example, if 5% of the Index is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. To minimize small positions and transaction expenses, the Fund need not invest in every stock included in the Index and invests in Index futures contracts as a substitute for purchasing the securities that comprise the Index. The Fund may purchase stocks that are not included in the Index if the Adviser believes that these investments will reduce "tracking error." Tracking error refers to the difference between the Fund's investment results, before expenses, and that of the Index. The Adviser will monitor the performance of the Fund against the Index and will adjust the Fund's holdings, as necessary, to minimize tracking error. If the Adviser cannot maintain a correlation of
0.95 or better, the Fund's Board of Trustees will consider alternative arrangements.

     The Fund is not managed in the traditional sense of using economic, financial, and market analysis. Therefore, the Fund will not sell a stock that is underperforming as long as it remains in the Index. Brokerage costs, fees, operating expenses, and tracking errors will normally result in the Fund's total return being lower than that of the Index.

     There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     Derivative instruments, including futures or options contracts used for asset substitution, do not perfectly replicate investment in the Index.

     A decline in a stock or industry sector in which the Fund is heavily invested could cause the Fund to lose more money than if it were diversified or did not have to concentrate its investments in a single industry in order to track the Index.

     Smaller, less seasoned companies lose market share or revenue to a greater extent than larger, established companies as a result of deteriorating economic conditions.

     Technology companies experience obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     In addition, the Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Therefore, an investor is exposed to a greater risk of loss from fluctuations in the value of such securities than would be the case if the Fund was not fully invested, regardless of market conditions.

     The Fund is non-diversified, which means that it may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic risks. In addition, the Fund may invest more than 25% of its total assets in a single industry (industry concentration) to the extent necessary to track the Index.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors looking for an aggressive growth stock fund and who can afford to weather sudden and sometimes substantial changes in the value of their investment. Recently, the Index has shown more volatility in comparison to other broader benchmarks such as the S&P 500 Index.

See page 11 for additional information about the Nasdaq-100 Index(R) Fund.

Investment Performance

The bar chart and table* shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

2001     -32.30%

During the period shown in the bar chart, the highest return for a quarter was 34.55% (quarter ending December 31, 2001) and the lowest return for a quarter was -36.42% (quarter ending September 30, 2001).*

     The table below shows how the average annual total returns for the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(For the Periods ended                   1      Life
December 31, 2001)                     Year  of Fund(1)

Return Before Taxes                  -36.18%  -45.60%

Return After Taxes
on Distributions                     -36.26%  -45.71%

Return After Taxes on
Distributions and Sale               -22.03%  -35.50%
of Fund Shares

Nasdaq-100 Index(R)(2)               -32.62%  -44.17%

(reflects no deduction for fees, expenses, or taxes)

* Reflects annual total returns for the Class A Shares of the Fund. Class A Shares are not being offered in this Prospectus, but represent investments in the same portfolio of securities. Investment returns for the two classes would be substantially similar, and would differ only to the extent that they do not have the same expenses.

(1)  Performance is from July 31, 2000, inception date of the Fund.

(2) The Nasdaq-100 Index(R) is made up of the 100 largest non-financial stocks traded on the Nasdaq Stock Market. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in Class C Shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)

Maximum Sales Charge
Imposed on Purchases                                    NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                        1.00%(2)
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption Fees                                         NONE

Exchange Fees                                           NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                         0.50%

Distribution and Service (12b-1) Fees                   1.00%

Other Expenses(3)                                       2.14%

Total Fund Operating Expenses                           3.64%

Fee Waiver/Expense Reimbursement                       (2.24)%

Net Expenses(4)                                         1.40%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) The Adviser has contractually agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 1.40%, until at least February 28, 2005 and 1.55% until at least February 28, 2012.

EXAMPLE: The following Example is designed to help you compare the cost of investing in Class C Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year  3 Years  5 Years  10 Years

If you sell your
shares at the          $243    $475     $832     $1,837
end of the period

If you do not
sell your shares       $143    $475     $832     $1,837

Real Estate Fund

CLASS C SHARES
Cusip#: 926464165
Ticker: VRECX

Investment Objective

The Fund* seeks to provide total return through investments in real estate-related securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

     Equity securities (including equity and mortgage real estate investment trusts (REITs));

     Rights or warrants to purchase common stocks;

     Securities convertible into common stocks; and

     Preferred stocks.

Generally, a real estate-related company derives at least 50% of its revenues from real estate or has at least 50% of its assets in real estate.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in real estate-related companies. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     In making investment decisions, the Adviser may consider some or all of the following characteristics of potential investments, among others: assets, locations, occupancy, rental rates, maintenance standards, and capital expenditures; cash flow, earnings, and dividend growth potential; leverage and return on equity; and management experience, talent, interest and ownership positions.

     There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     Property values decrease; vacancies of rental properties increase; overbuilding increases; or property taxes and operating expenses increase.

     The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks. In addition, the Fund is subject to the risks related to direct investment in real estate.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

* Prior to March 1, 2002, the Real Estate Fund's name was the Real Estate Investment Fund.

Investment Performance

The bar chart and table* shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1998    -14.43%
1999      0.58%
2000     30.56%
2001      8.23%

During the period shown in the bar chart, the highest return for a quarter was 10.38% (quarter ending June 30, 2000) and the lowest return for a quarter was -10.51% (quarter ending September 30, 1998).*

     The table below shows how the average annual total returns for the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(For the Periods ended                  1      Life of
December 31, 2001)                     Year   Fund(1)

Return Before Taxes                    1.99%    8.42%

Return After Taxes
on Distributions                       0.45%    6.69%

Return After Taxes on
Distributions and Sale                 1.17%    5.93%
of Fund Shares

Morgan Stanley REIT Index(2)          12.83%    7.28%

(reflects no deduction for fees, expenses, or taxes)

* Reflects annual total returns for the Class A Shares of the Fund. Class A Shares are not being offered in this Prospectus, but represent investments in the same portfolio of securities. Investment returns for the two classes would be substantially similar, and would differ only to the extent that they do not have the same expenses.

(1)  Performance is from April 30, 1997, inception date of Class A Shares.

(2) The Morgan Stanley REIT Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in Class C Shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)

Maximum Sales Charge
Imposed on Purchases                                    NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                        1.00%(2)
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption Fees                                         NONE

Exchange Fees                                           NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                         0.80%

Distribution and Service (12b-1) Fees                   1.00%

Other Expenses(3)                                       1.80%

Total Fund Operating Expenses                           3.60%

Fee Waiver/Expense Reimbursement                       (1.40)%

Net Expenses(4)                                         2.20%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) The Adviser has contractually agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 2.20%, until at least February 28, 2005 and 2.50% until at least February 28, 2012.

EXAMPLE: The following Example is designed to help you compare the cost of investing in Class C Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year  3 Years  5 Years  10 Years

If you sell your
shares at the          $323    $750    $1,304    $2,813
end of the period

If you do not
sell your shares       $223    $750    $1,304    $2,813

Fund for Income

CLASS C SHARES
Cusip#: 926464173
Ticker: VFFCX

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities issued by the U.S. government and its agencies or instrumentalities. The Fund currently invests only in securities that are guaranteed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Under normal circumstances, the Fund invests primarily in:

     Mortgage-backed obligations and collateralized mortgage obligations
     (CMOs) issued by the Government National Mortgage Association (GNMA) with an average effective maturity ranging from 2 to 10 years. The Fund will invest at least 65% of its total assets in GNMA securities; and

     Obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years.

     In making investment decisions, the Adviser looks for GNMA securities that provide above average yield and have below average prepayment characteristics. The Adviser purchases U.S. Treasury securities to manage the Fund's duration and to provide liquidity.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     Interest rates rise.

     The Fund must reinvest interest or sale proceeds at lower rates.

     The rate of inflation increases.

     The average life of a mortgage-related security is shortened or lengthened.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table* shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1992     6.29%
1993     7.58%
1994    -3.67%
1995    17.19%
1996     3.50%
1997     8.35%
1998     7.37%
1999     0.77%
2000     9.95%
2001     7.23%

During the period shown in the bar chart, the highest return for a quarter was 5.49% (quarter ending June 30, 1995) and the lowest return for a quarter was -3.05% (quarter ending March 31, 1994).*

     The table below shows how the average annual total returns for the Fund compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns(1)
(For the Periods ended        1         5        10
December 31, 2001)          Year       Years   Years

Return Before Taxes          7.23%     6.69%    6.33%

Return After Taxes
on Distributions             4.75%     4.15%    3.74%

Return After Taxes on
Distributions and Sale       4.36%     4.08%    3.77%
of Fund Shares

Lehman GNMA Index(2)         8.22%     7.50%    7.17%

(reflects no deduction for fees, expenses, or taxes)

* Reflects annual total returns for the Class G Shares of the Fund. Class G Shares are not being offered in this Prospectus, but represent investments in the same portfolio of securities. Investment returns for the two classes would be substantially similar, and would differ only to the extent that they do not have the same expenses.

(1) The performance data does not reflect the deduction of a maximum 2% sales charge which was in effect for the Gradison Government Income Fund, the Fund for Income's predecessor, from its inception until July 7, 1997.

(2) The Lehman GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in Class C Shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)

Maximum Sales Charge
Imposed on Purchases                                    NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of                        1.00%(2)
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption Fees                                         NONE

Exchange Fees                                           NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                         0.50%

Distribution and Service (12b-1) Fees                   1.00%

Other Expenses(3)                                       0.89%

Total Fund Operating Expenses                           2.39%

Fee Waiver/Expense Reimbursement                       (0.69)%

Net Expenses(4)                                         1.70%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) The Adviser has contractually agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 1.70%, until at least February 28, 2005 and 1.82% until at least February 28, 2012.

EXAMPLE: The following Example is designed to help you compare the cost of investing in Class C Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year  3 Years  5 Years  10 Years

If you sell your
shares at the          $273    $561     $974     $2,127
end of the period

If you do not
sell your shares       $173    $561     $974     $2,127

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).

U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Companies Traded on Foreign Exchanges.

Can include common stock and securities convertible into stock of non-U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depository Receipts (ADRs) and Global Depository Receipts (GDRs).


U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Securities of certain instrumentalities that are "wholly owned Government corporations" such as the Tennessee Valley Authority. These obligations of U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.


U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

*Futures Contracts and Options on Futures Contracts.

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, or for temporary cash management purposes. The Nasdaq-100 Index(R) Fund may invest in futures and options on futures contracts as a substitution for stocks in its index. There is no assurance that any Fund will engage in any hedging transactions.

Investment Companies.

A Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.

* Derivative Instruments: Indicates an instrument whose value is linked to or derived from another security, instrument, or index.

Real Estate Investment Trusts.

Shares of ownership in real estate investment trusts or mortgages on real estate.

Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

Dollar-Weighted Effective Average Maturity.

Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of a debt security's value to changes in interest rates. The value of a long-term debt security is more sensitive to interest rate changes than the value of a short-term security.

When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


About the Nasdaq-100 Index(R)

The Nasdaq-100 Index(R) is made up of the 100 largest non-financial stocks traded on The Nasdaq Stock Market. The Index reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology. There are also minimum trading and listing history requirements. The Index is a modified market capitalization weighted index; Nasdaq reviews the composition of the Index quarterly and will adjust weightings using a proprietary algorithm if certain weight distributions are not met. Because of the possible concentration in a specific sector or company, high volatility or poor performance of the sector or company may directly affect the Fund's performance. Companies issuing individual stocks that make up the Index have total market capitalizations ranging in size from $2.34 billion to $357 billion as of December 31, 2001.


Nasdaq(R), Nasdaq-100(R), and Nasdaq-100 Index(R) are registered trademarks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed by the Nasdaq-100 Index(R) Fund. The Nasdaq-100 Index(R) Fund has not been passed on by the Corporations as to its legality or suitability. The Nasdaq-100 Index(R) Fund is not issued, endorsed, sold, or promoted by the Corporations.

     The Corporations make no express or implied warranties, and disclaim all warranties including all warranties of merchantability or fitness for a particular purpose with respect to the Fund/Index (meaning the Nasdaq-100 Index,(R) the Nasdaq-100 Index(R) Fund, their use, the results to be obtained from their use, and/or any data included therein). The Corporations shall have no liability for any damages, claims, losses, or expenses with respect to the Nasdaq-100 Index(R) Fund/Index. The Corporations shall have no liability for any lost profits or special, punitive, incidental, indirect, or consequential damages, even if notified of the possibility of such damages.

     For more details, see the disclaimer in the Statement of Additional Information.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

This table summarizes the principal risks, described in the following pages, to which the Funds are subject.




                                    Diversified         Nasdaq-100           Real Estate          Fund for
                                    Stock Fund          Index(R) Fund             Fund               Income

Market risk and manager risk             x                   x                    x                   x

Equity risk                              x                   x                    x

Correlation risk                                             x

Non-diversification/
concentration risk                                           x                    x

Small capitalization
company risk                                                 x

Debt security risk (interest rate,
inflation, reinvestment risk)                                                     x                   x

Mortgage-related security
risk (prepayment risk                                                             x                   x
and extension risk)

Real estate security risk                                                         x



General risks:

     Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risk associated with investing in equity securities:

     Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risk associated with futures and options contracts:

     Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that any Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. For example, if a Fund seeks to participate in the performance of the Nasdaq-100 Index(R) prior to purchasing the component securities or is unable to acquire a sufficient amount of a particular security that is represented in the Index, the Fund may enter into a futures contract or a related option in order to minimize the Fund's tracking error. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities. In this case, the Fund's investment in the futures contracts or options may actually increase tracking error rather than reduce it.

Risk associated with investing in debt securities:

     Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

     Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

     Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

It is important to keep in mind onebasic principle ofinvesting: the greater the risk, the greater thepotential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

        An investment in a Fund is not a complete investment program.

Risks associated with investing in mortgage-related securities:

     Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

     Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risks associated with investing in real estate securities:


     Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Real Estate Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs* may be affected by changes in property value, while mortgage REITs** may be affected by credit quality and interest rates.


     Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.

* Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

** Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan. Mortgage REITs are also subject to interest rate risk, described above.

Particular risks of the Nasdaq-100 Index(R) Fund:

     Technology stock risk. Companies in the technology sector currently comprise a substantial part of the Nasdaq-100 Index.(R) The market value of these securities has been substantially more volatile than securities in the broader stock market. An investment in the Nasdaq-100 Index(R) Fund is subject to the risk that sudden and severe declines in technology stocks can cause severe losses in the value of its shares.


     Tracking error. The Nasdaq-100 Index(R) Fund (the "Index Fund") may not track its Index perfectly because differences between the Index and the Fund's portfolio can cause differences in performance. The Adviser purchases securities and other instruments, including futures contracts and options, in an attempt to replicate the performance of the Index. However, the tools that the Adviser uses to replicate the Index are not perfect and the Index Fund's performance is affected by factors such as the size of the Index Fund's portfolio, transaction costs, the extent and timing of cash flows in and out of the Index Funds and changes in the Index. In particular, the market value of futures contracts and options used as a substitute for their underlying securities may not correspond to the market value of the underlying securities. In this case, the Index Fund's investment in these derivative instruments may actually increase tracking error rather than reduce it.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds price their investments at fair value according to procedures approved by the Board of Trustees. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

         Total Assets-Liabilities
NAV = ------------------------------
       Number of Shares Outstanding


     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at victoryfunds.com.


     The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


     Ordinarily, the Diversified Stock Fund, the Nasdaq-100 Index(R) Fund and the Real Estate Fund declare and pay dividends quarterly and the Fund for Income declares and pays dividends monthly. Dividends can either be received in cash or can be reinvested in additional shares of the Fund. Consult your Investment Professional.


Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

     Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

     Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

     Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Investing with Victory

Sales Charge


You will pay a 1% contingent deferred sales charge (CDSC) on any Class C Shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details. There is no CDSC when you exchange your shares for Class C Shares of another Victory Fund.


     To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.


     Purchases of $1,000,000 and above will automatically be made in Class A Shares of the Fund.


Distribution & Service Plan

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class C Shares of each Fund. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of each Fund's average daily net assets. Of this amount, 0.75% of the Fund's average daily net assets will be paid for general distribution services and for selling Class C Shares of each of these Funds. The Fund will pay 0.25% of its average daily net assets to compensate financial institutions that provide personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C Shares do not convert into any other class of shares.


     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. These amounts would be in addition to amounts paid by the Funds.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

How to Buy Shares

You can buy shares through your Investment Professional. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. Your Investment Professional may impose different minimums.

     Your Investment Professional must receive and accept your purchase by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), in order for your purchase to be processed the same day using that day's share price. Your Investment Professional will be responsible for furnishing all necessary documents to the Funds on a timely basis.

Statements and Reports

You will receive a confirmation statement and periodic statements that reflect transactions in the Funds. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can invest in the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares


You may exchange Class C Shares of one Fund of The Victory Portfolios to buy Class C Shares of any other Fund. Your Investment Professional must receive and accept your request by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, in order for your exchange to be processed the same day. Your Investment Professional will be responsible for furnishing the necessary documents to the Funds on a timely basis.


       You can exchange shares of a Fund by contacting your Investment Professional. When you exchange shares of a Fund, you should keep the following in mind:

     Shares of the Fund selected for exchange must be available for sale in your state of residence.

     The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

     You must meet the minimum purchase requirements for the Fund you purchase by exchange.

     The registration and tax identification numbers of the two accounts must be identical.

     You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

     Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

     Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.

     An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

How to Sell Shares

You may sell shares through your Investment Professional. Your Investment Professional must receive your request in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), in order for your redemption to be processed the same day. Your Investment Professional will be responsible for furnishing all necessary documents to the Funds on a timely basis.

Additional Information about Redemptions

     A Fund may suspend your right to redeem your shares in the following circumstances:

          During non-routine closings of the NYSE;

          When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          When the SEC orders a suspension to protect the Fund's shareholders.

     Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Additional Information About Purchases, Exchanges and Sales

Transactions in Class C Shares of the Funds are available only through Investment Professionals who have entered into agreements with the Fund's Distributor.

     Investment Professionals may charge you for services related to purchasing, exchanging, or selling shares of the Funds. Such charges will be in addition to, and unrelated to, the fees and expenses charged by the Funds.

     The Fund may arrange for Investment Professionals to accept orders to purchase, exchange, or sell shares of the Funds up to 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier) and submit those orders to the Funds within a specified time period after that deadline. Such orders will be treated as having been received by the Funds prior to the deadline.

Organization and Management of the Funds

About Victory

Each Fund is a member of The Victory Portfolios, a group of 27 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser and Sub-Administrator


Each Fund has an Advisory Agreement with the Adviser. Victory Capital Management Inc. (the Adviser) is a New York corporation registered as an investment adviser with the SEC. The Adviser a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage assets totaling in excess of $72 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.


     For the fiscal year ended October 31, 2001, the Adviser was paid advisory fees based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.


Diversified Stock Fund                        0.65%

Nasdaq-100 Index(R) Fund                      0.00%

Real Estate Fund                              0.54%

Fund for Income                               0.50%


     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays the Adviser a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


Portfolio Management

Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn Raines is the associate portfolio manager of the Diversified Stock Fund. Mr. Babin has been the portfolio manager of the Diversified Stock Fund since its inception in 1989. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Senior Portfolio Manager and Managing Director of the Adviser. Mr. Danes has been a portfolio manager of the Fund since July 2000. He is a Senior Portfolio Manager and Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1987. Ms. Raines is a Portfolio Manager Associate of the Adviser and has been with the Adviser or an affiliate since 1998. She has been associate portfolio manager of the Fund since June 2000.

Ernest C. Pelaia is the portfolio manager of the Nasdaq-100 Index(R) Fund. He has managed the Nasdaq-100 Index(R) Fund since its inception in July 2000. He is a Senior Portfolio Manager and Director, and has been with the Adviser since July 1991 as an Analyst, Trader, Investment Officer and most recently Assistant Vice President of Funds Management.

Thomas M. Seay and Trenton Tipton-Fletcher are the co-portfolio managers of the Fund for Income. Thomas M. Seay has been the portfolio manager of the Fund for Income since January 1999, and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Seay, a Senior Portfolio Manager and Senior Managing Director of the Adviser, also served as portfolio manager of the Gradison Government Income Fund from April, 1998 until March, 1999, when the Fund for Income acquired the Gradison Fund's assets. Mr. Seay is also responsible for all fixed income portfolio management of the Adviser, including mutual funds, commingled funds, and separately managed accounts. From March 1987 until April 1998, he served as Vice President and Fixed Income Portfolio Manager, Lexington Management Corporation. He has been in the investment advisory business since 1979. Mr. Tipton-Fletcher has been co-portfolio manager of the Fund for Income since March 1, 2002. He is a Senior Portfolio Manager and Director for the Adviser and has been associated with it since 1988. He manages mortgage-backed securities for the taxable fixed income group of the Adviser.

Patrice Derrington is the portfolio manager of the Real Estate Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. She has been the Fund's portfolio manager since its inception. (Prior to February 27, 2001, she was co-portfolio manager.) Ms. Derrington is a Director and Portfolio Manager of the Adviser, and has been associated with the Adviser or its affiliates since 1996. Prior to that, she was a Vice President, Real Estate Finance, of Chemical Bank.


Portfolio Manager(s) listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

                      OPERATIONAL STRUCTURE OF THE FUNDS

                                   TRUSTEES                 ADVISER

                                 SHAREHOLDERS

         FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

                Advise current and prospective shareholders on
                           their Fund investments.

                                TRANSFER AGENT

                             BISYS Fund Services
                             and its affiliates
                              3435 Stelzer Road
                             Columbus, OH 43219


   Provides services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


      ADMINISTRATOR, DISTRIBUTOR,                        CUSTODIAN
          AND FUND ACCOUNTANT
                                               KeyBank National Association
          BISYS Fund Services                        127 Public Square
          and its affiliates                        Cleveland, OH 44114
           3435 Stelzer Road
          Columbus, OH 43219                     Provides for safekeeping of
                                               the Funds' investments and cash,
     Markets the Funds, distribut                 and settles trades made by
 shares through Investment Professionals,                  the Funds.
    and calculates the value of shares.
 As Administrator, handles the day-to-day activities of the Funds.

       SUB-ADMINISTRATOR


Victory Capital Management Inc.

       127 Public Square
      Cleveland, OH 44114

        Performs certain
 sub-administrative services.

     Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information

Some additional information you should know about the Funds.


Fund Classes


The Funds currently offer three classes of shares: the Class C Shares described in this Prospectus and Class A and Class G Shares described in a separate Prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).

Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.

   If you would like to receive additional copies of any materials, please call the Funds at
                                800-539-FUND.

Financial Highlights                                     DIVERSIFIED STOCK FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. Class A Shares are not being offered in this Prospectus. If Class C Shares had existed during the time period of this table, the financial performance of one share of that class would have been different from the financial performance of one Class A Share. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                        Class A Shares

                                               Year           Year             Year            Year            Year
                                               Ended          Ended            Ended           Ended           Ended
                                            October 31,    October 31,      October 31,     October 31,     October 31,
                                               2001           2000             1999           1998<F2>          1997

Net Asset Value, Beginning of Period      $    17.85       $  17.96         $  18.85        $  17.76        $  15.75

Investment Activities
   Net investment income                        0.04           0.03             0.06            0.11            0.16
   Net realized and unrealized gain
     (loss) on investments                     (1.87)          2.71             2.92            3.07            3.84

       Total from Investment Activities        (1.83)          2.74             2.98            3.18            4.00

Distributions
   Net investment income                       (0.03)         (0.02)           (0.06)          (0.11)          (0.16)
   Net realized gains                          (2.43)         (2.83)           (3.81)          (1.98)          (1.83)

       Total Distributions                     (2.46)         (2.85)           (3.87)          (2.09)          (1.99)

Net Asset Value, End of Period            $    13.56       $  17.85         $  17.96        $  18.85        $  17.76

Total Return (excludes sales charge)          (11.43)%        16.88%           19.39%          19.60%          27.96%

Ratios/Supplemental Data:
Net Assets at end of period (000)         $1,005,730       $993,383         $957,001        $933,158        $762,270
Ratio of expenses to
  average net assets                            1.09%          1.10%            1.06%           1.02%           1.03%
Ratio of net investment income
  to average net assets                         0.28%          0.19%            0.34%           0.64%           0.97%
Ratio of expenses to
  average net assets<F1>                        1.11%          1.11%            1.10%           1.13%           <F4>
Ratio of net investment income
  to average net assets<F1>                     0.26%          0.18%            0.30%           0.53%           <F4>
Portfolio turnover <F3>                           88%            94%              83%             84%             63%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F4> There were no voluntary waivers during the period.



Financial Highlights                                NASDAQ-100 INDEX(R) FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the two fiscal periods. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. Class A Shares are not being offered in this Prospectus. If Class C Shares had existed during the time period of this table, the financial performance of one share of that class would have been different from the financial performance of one Class A Share. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                                                Class A Shares

                                                                                                           August 1,
                                                                                         Year                2000
                                                                                         Ended              through
                                                                                      October 31,        October 31,
                                                                                         2001               2000<F3>

Net Asset Value, Beginning of Period                                                   $ 9.23             $10.00

Investment Activities
   Net investment income                                                                 0.02               0.02<F2>
   Net realized and unrealized losses on investments                                    (5.36)             (0.79)

     Total from Investment Activities                                                   (5.34)             (0.77)

Distributions
   Net investment income                                                                (0.04)                --

     Total Distributions                                                                (0.04)                --

Net Asset Value, End of Period                                                         $ 3.85             $ 9.23

Total Return (excludes sales charges)                                                  (57.99)%            (7.70)%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)                                                      $8,063             $3,132
Ratio of expenses to average net assets <F6>                                             0.60%              0.60%<F5>
Ratio of net investment income to average net assets <F6>                                0.46%              0.98%<F5>
Ratio of expenses to average net assets<F1>                                              1.99%              3.88%<F5>
Ratio of net investment income to average net assets<F1>                                (0.93)%            (2.30)%<F5>
Portfolio turnover <F7>                                                                    39%              1.17%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective February 28, 2001, the Adviser agreed to waive its management fees or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A of the Nasdaq-100 Index Fund do not exceed 0.60% until at least February 28, 2002.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights                                       REAL ESTATE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five fiscal periods. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. Class A Shares are not being offered in this Prospectus. If Class C Shares had existed during the time period of this table, the financial performance of one share of that class would have been different from the financial performance of one Class A Share. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                                         Class A Shares

                                                                                                                      April 30,
                                                                    Year         Year         Year          Year        1997
                                                                    Ended        Ended        Ended         Ended      through
                                                                 October 31,  October 31,  October 31,   October 31, October 31,
                                                                    2001         2000         1999          1998       1997<F2>

Net Asset Value, Beginning of Period                                $ 11.49      $  9.70      $ 10.19      $ 12.07       $10.00

Investment Activities
   Net investment income                                               0.55         0.57         0.52         0.50         0.23
   Net realized and unrealized gain (loss) on investments              0.54         1.63        (0.50)       (1.90)        2.01

     Total from Investment Activities                                  1.09         2.20         0.02        (1.40)        2.24

Distributions
   Net investment income                                              (0.45)       (0.41)       (0.51)       (0.44)       (0.17)
   Net realized gains                                                    --           --           --        (0.04)          --

     Total Distributions                                              (0.45)       (0.41)       (0.51)       (0.48)       (0.17)

Net Asset Value, End of Period                                      $ 12.13      $ 11.49      $  9.70      $ 10.19       $12.07

Total Return (excludes sales charge)                                   9.48%       23.04%        0.03%      (11.91)%      22.42%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)                                   $16,660      $13,864      $14,205      $16,624       $4,376
Ratio of expenses to average net assets                                1.39%        1.40%        1.16%        0.83%        0.00%<F3>
Ratio of net investment income to average net assets                   4.83%        4.92%        4.92%        4.95%        5.11%<F3>
Ratio of expenses to average net assets<F1>                            1.77%        1.77%        1.91%        1.95%        2.93%<F3>
Ratio of net investment income (loss) to average net assets<F1>        4.45%        4.55%        4.17%        3.83%        2.18%<F3>
Portfolio turnover <F5>                                                  75%          73%          62%          53%          21%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Annualized.

<F4> Not annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights                                         FUND FOR INCOME

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class G Shares of the Fund. Class G Shares are not being offered in this Prospectus. If Class C Shares had existed during the time period of this table, the financial performance of one share of that class would have been different from the financial performance of one Class G Share. The financial highlights for the period from January 1, 1999 to October 31, 1999 and for the fiscal years ended October 31, 2001 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com. The financial highlights for the three fiscal years ended December 31, 1998 were audited by another independent accountant.



                                                                                     Class G Shares

                                                                               January 1,
                                                          Year        Year       1999         Year         Year         Year
                                                          Ended       Ended       to          Ended        Ended        Ended
                                                       October 31, October 31, October 31,  December 31, December 31, December 31,
                                                          2001        2000       1999<F2>     1998         1997         1996

Net Asset Value, Beginning of Period                  $  12.77   $  12.78    $  13.32      $  13.14     $  12.88     $  13.21

Investment Activities
   Net investment income                                  0.79       0.84        0.66          0.77         0.78         0.78
   Net realized and unrealized gains (losses)
     on investments                                       0.68      (0.01)      (0.54)         0.17         0.26        (0.34)

     Total from Investment Activities                     1.47       0.83        0.12          0.94         1.04         0.44

Distributions
   Net investment income                                 (0.80)     (0.84)      (0.66)        (0.76)       (0.78)       (0.77)

     Total Distributions                                 (0.80)     (0.84)      (0.66)        (0.76)       (0.78)       (0.77)

Net Asset Value, End of Period                        $  13.44   $  12.77    $  12.78      $  13.32     $  13.14     $  12.88

Total Return (excludes sales charges)                    11.84%      6.74%       0.94%<F3>     7.37%        8.36%        3.51%

Ratios/Supplementary Data:
Net Assets at end of period (000)                     $242,716   $143,963    $192,422      $159,712     $155,072     $162,874
Ratio of expenses to average net assets                   0.97%      0.89%       0.88%<F4>     0.89%        0.90%        0.90%
Ratio of net investment income to average net assets      6.05%      6.55%       6.12%<F4>     5.79%        6.04%        6.06%
Ratio of expenses to average net assets<F1>               1.07%      1.04%       1.04%<F4>     0.90%        <F5>         <F5>
Ratio of net investment income to average
  net assets<F1>                                          5.95%      6.40%       5.96%<F4>     5.78%        <F5>         <F5>
Portfolio turnover <F6>                                     20%        25%         24%           36%          12%          13%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999, represent the Gradison Government Income Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> There were no voluntary fee reductions during the period.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the
                   Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND
(800-539-3863).

By mail: The Victory Funds
         P.O. Box 182593
         Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at victoryfunds.com or from the SEC at http://www.sec.gov (text only).


   The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

                 Investment Company Act File Number 811-4852


                                                         VF-CSHARE-PRO (3/02)

Prospectus


Equity Funds

Value Fund
Class A and G Shares

Diversified Stock Fund
Class A and G Shares

Stock Index Fund
Class A and G Shares

Growth Fund
Class A and G Shares

Established Value Fund
Class A and G Shares

Special Value Fund
Class A and G Shares

Small Company
Opportunity Fund
Class A and G Shares

International Growth Fund
Class A and G Shares

Nasdaq-100 Index(R) Fund
Class A and G Shares

March 1, 2002


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO(R)


victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios


                              Table of Contents

Introduction                                                          1


Risk/Return Summary for each of the Funds
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund

Value Fund
  Class A and G Shares                                                2
Diversified Stock Fund
  Class A and G Shares                                                4
Stock Index Fund
  Class A and G Shares                                                6
Growth Fund
  Class A and G Shares                                                8
Established Value Fund
  Class A and G Shares                                               10
Special Value Fund
  Class A and G Shares                                               12
Small Company Opportunity Fund
  Class A and G Shares                                               14
International Growth Fund
  Class A and G Shares                                               16
Nasdaq-100 Index(R) Fund
  Class A and G Shares                                               18


Investments                                                          20

Risk Factors                                                         22

Share Price                                                          25

Dividends, Distributions, and Taxes                                  25

Investing with Victory
     Choosing a Share Class                                          27
     How to Buy Shares                                               30


     How to Exchange Shares                                          32
     How to Sell Shares                                              33

Organization and Management of the Funds                             35

Additional Information                                               39

Financial Highlights
     Value Fund                                                      40
     Diversified Stock Fund                                          41
     Stock Index Fund                                                43
     Growth Fund                                                     44
     Established Value Fund                                          45
     Special Value Fund                                              46
     Small Company Opportunity Fund                                  47
     International Growth Fund                                       48
     Nasdaq-100 Index(R) Fund                                        49

Key to Fund Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

     Not insured by the FDIC;

     Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     Subject to possible investment risks, including possible loss of the amount invested.

Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Strategy

Each Fund pursues its investment objective by investing primarily in equity securities. Each Fund generally seeks to provide long-term growth of capital. In addition, the Value Fund and Special Value Fund each seeks to provide dividend income. The Stock Index Fund seeks to achieve its investment objective by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Nasdaq-100 Index(R) Fund attempts to match the investment performance of the Nasdaq-100 Index.(R) However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.


Risk Factors

Each Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. There are other potential risks discussed in each "Risk/Return Summary" and in "Risk Factors."

Who May Want to Invest in the Funds




     Investors willing to accept the risk of price and dividend fluctuations

     Investors willing to accept higher risk in return for higher potential returns

     Long-term investors with a particular goal, like saving for retirement or a child's education


Share Classes

Each Fund offers Class A Shares and G Shares by this Prospectus. See "Choosing a Share Class."

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference.

    The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary                                                  VALUE FUND

CLASS A SHARES
Cusip#: 926464868
Ticker: SVLSX

CLASS G SHARES
Cusip#: 926464249
Ticker: VVFGX

Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Fund usually are listed on a national exchange.

     The Adviser seeks equity securities primarily of under-valued companies that are inexpensive relative to their respective industry groups in light of the following measurements: below-average price-to-earnings ratios, below average price-to-book ratios, lower than average price-to-cash-flow ratios and above average dividend yields. The Adviser also may consider factors such as a company's projected future cash flows, earnings growth, return on equity, stock price volatility relative to the market, management, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     The market value of securities acquired by the Fund declines.

     Value stocks fall out of favor relative to growth stocks.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     A company's earnings do not increase as expected.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994      0.26%
1995     33.73%
1996     22.40%
1997     27.51%
1998     26.33%
1999     11.07%
2000      4.31%
2001     -8.64%

During the period shown in the bar chart, the highest return for a quarter was 18.21% (quarter ending December 31, 1998) and the lowest return for a quarter was -13.69% (quarter ending September 30, 2001).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns
(For the Periods ended                           Life
December 31, 2001)         1 Year    5 Years    of Fund

CLASS A

Return Before Taxes        -13.90%     9.95%   12.91%(1)

Return After Taxes
on Distributions           -15.71%     7.10%   10.39%(1)

Return After Taxes on
Distributions and Sale      -6.99%     8.00%   10.41%(1)
of Fund Shares

S&P 500 Index(2)           -11.88%    10.70%   14.00%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes         -8.99%      N/A    -1.31%(3)

S&P 500 Index              -11.88%      N/A   -10.51%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Performance is from December 3, 1993, inception date of Class A Shares.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from December 15, 1999, inception date of Class G Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)    Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of           NONE(2)      NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.73%      0.73%

Distribution (12b-1) Fees                    0.00%      0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.46%      0.64%

Total Fund Operating Expenses(3)             1.19%      1.87%



(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class - Calculation of Sales Charges - Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A and Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.15% and 1.50%, respectively. These waivers/reimbursements may be terminated at any time. Expenses have been restated to reflect current fees.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $689      $931       $1,192      $1,935

Class G         $190      $588       $1,011      $2,190

Risk/Return Summary                                      DIVERSIFIED STOCK FUND

CLASS A SHARES
Cusip#: 926464603
Ticker: SRVEX

CLASS G SHARES
Cusip#: 926464421
Ticker: GRINX

Investment Objective

The Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

     The Adviser seeks to invest in both growth and value securities.

          Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

          Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

     In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

          The market value of securities acquired by the Fund declines.

          Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

          Value stocks fall out of favor relative to growth stocks.

          The portfolio manager does not execute the Fund's principal investment strategies effectively.

          A company's earnings do not increase as expected.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1992      9.43%
1993      9.97%
1994      3.96%
1995     35.37%
1996     24.72%
1997     28.28%
1998     23.15%
1999     20.96%
2000      1.35%
2001      0.93%

During the period shown in the bar chart, the highest return for a quarter was 17.60% (quarter ending December 31, 1998) and the lowest return for a quarter was -14.58% (quarter ending September 30, 2001).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns                    10 Years
(For the Periods ended                          (or Life
December 31, 2001)         1 Year    5 Years    of Fund)

CLASS A

Return Before Taxes         -4.84%    13.00%   14.56%(1)

Return After Taxes
on Distributions            -5.44%     9.39%   10.86%(1)

Return After Taxes on
Distributions and Sale      -2.46%     9.77%   10.78%(1)
of Fund Shares

S&P 500 Index(2)           -11.88%    10.70%   12.93%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes          0.48%      N/A     5.96%(3)

S&P 500 Index              -11.88%      N/A    -2.85%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Ten year performance.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from March 26, 1999, inception date of Class G shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.63%      0.63%

Distribution (12b-1) Fees                    0.00%      0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.46%      0.36%

Total Fund Operating Expenses(3)             1.09%      1.49%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class - Calculation of Sales Charges - Class A."

(3)  Expenses have been restated to reflect current fees.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $680      $902       $1,141      $1,827

Class G         $152      $471       $  813      $1,779

Risk/Return Summary                                            STOCK INDEX FUND

CLASS A SHARES
Cusip#: 926464850
Ticker: SSTIX

CLASS G SHARES
Cusip#: 926464355
Ticker: VINGX

Investment Objective

The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the S&P 500 Index.

Principal Investment Strategies

The Fund pursues its investment objective by attempting to duplicate the performance of the S&P 500 Index. The Fund primarily invests in many of the equity securities that are in the S&P 500 Index, including American Depositary Receipts (ADRs), and secondarily in related futures and options contracts.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities, or equivalents, that are included in the S&P 500 Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     The Fund normally will invest substantially all of its assets in all stocks that comprise the Index in roughly the same proportions as their weightings in the Index. For example, if 5% of the Index is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. To minimize small positions and transactions expenses, the Fund need not invest in every stock included in the S&P 500 Index and invests in Index futures contracts as a substitute for purchasing securities that comprise the Index. The Fund may purchase stocks that are not included in the S&P 500 Index if the Adviser believes that these investments will reduce "tracking error." Tracking error refers to the difference between the Fund's investment results, before expenses, and that of the S&P 500 Index.

     The Fund is not managed in the traditional sense using economic, financial, and market analysis. Therefore, the Fund will not sell a stock that is underperforming as long as it remains in the S&P 500 Index. Brokerage costs, fees, operating expenses, and tracking errors will normally result in the Fund's total return being lower than that of the S&P 500 Index.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

          The market value of securities acquired by the Fund declines.

          The portfolio manager does not execute the Fund's principal investment strategies effectively.

          Derivative instruments, including futures or options contracts used for asset substitution, do not perfectly replicate direct investment in the Index.

     In addition, the Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Accordingly, an investor is exposed to a greater risk of loss from fluctuations in the value of such securities than would be the case if the Fund was not fully invested, regardless of market conditions.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather sudden and sometimes substantial changes in the value of their investment.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See page 21 for additional information about the Fund.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994      0.92%
1995     36.47%
1996     22.18%
1997     32.40%
1998     27.70%
1999     20.23%
2000     -9.62%
2001    -12.74%

During the period shown in the bar chart, the highest return for a quarter was 21.11% (quarter ending December 31, 1998) and the lowest return for a quarter was -14.80% (quarter ending September 30, 2001).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns
(For the Periods ended                          Life
December 31, 2001)         1 Year    5 Years   of Fund

CLASS A

Return Before Taxes        -17.74%     8.60%   12.32%(1)

Return After Taxes
on Distributions           -19.33%     6.76%   10.61%(1)

Return After Taxes on
Distributions and Sale      -9.55%     6.73%    9.91%(1)
of Fund Shares

S&P 500 Index(2)           -11.88%    10.70%   14.00%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes        -12.94%      N/A    -7.13%(3)

S&P 500 Index              -11.88%      N/A    -5.74%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Performance is from December 3, 1993, inception date of Class A Shares.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from July 2, 1999, inception date of Class G Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.48%      0.48%

Distribution (12b-1) Fees                    0.00%      0.00%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class G Shares)                              0.24%      0.71%

Total Fund Operating Expenses(3)             0.72%      1.19%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class - Calculation of Sales Charges - Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A and Class G Shares of the Fund for any period during which these waivers or reimbursements are in effect do not exceed 0.60% and 0.85%, respectively. These waivers/reimbursements may be terminated at any time. Expenses have been restated to reflect current fees.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $644      $792        $953       $1,418

Class G         $121      $378        $654       $1,443

Risk/Return Summary                                                 GROWTH FUND

CLASS A SHARES
Cusip#: 926464793
Ticker: SGRSX

CLASS G SHARES
Cusip#: 926464256
Ticker: VGFGX

Investment Objective

The Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with superior prospects for long-term earnings growth and price appreciation. The issuers usually are listed on a nationally recognized exchange.

     In making investment decisions, the Adviser will look for above average growth rates, high return on equity, issuers that reinvest their earnings in their business, and strong balance sheets.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks and securities convertible into common stocks. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

          The market value of securities acquired by the Fund declines.

          Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

          The portfolio manager does not execute the Fund's principal investment strategies effectively.

          A company's earnings do not increase as expected.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994     -0.50%
1995     31.47%
1996     24.95%
1997     31.35%
1998     37.18%
1999     17.90%
2000    -10.98%
2001    -14.01%

During the period shown in the bar chart, the highest return for a quarter was 22.81% (quarter ending December 31, 1998) and the lowest return for a quarter was -14.83% (quarter ending March 31, 2001).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns
(For the Periods ended                          Life
December 31, 2001)         1 Year    5 Years  of Fund

CLASS A

Return Before Taxes        -18.94%     8.92%   12.09%(1)

Return After Taxes
on Distributions           -19.01%     7.79%   10.87%(1)

Return After Taxes on
Distributions and Sale     -11.47%     7.39%   10.01%(1)
of Fund Shares

S&P 500 Index(2)           -11.88%    10.70%   14.00%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes        -14.33%      N/A   -11.00%(3)

S&P 500 Index              -11.88%      N/A   -10.51%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Performance is from December 3, 1993, inception date of Class A Shares.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from December 15, 1999, inception date of Class G Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operatinf Expenses
(deducted from Fund assets)

Management Fees                              0.74%      0.74%

Distribution (12b-1) Fees                    0.00%      0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.47%      0.69%

Total Fund Operating Expenses(3)             1.21%      1.93%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class - Calculation of Sales Charges - Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A Shares and Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.20% and 1.50%, respectively. These waivers/reimbursements may be terminated at any time. Expenses have been restated to reflect current fees.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $691      $937       $1,202      $1,957

Class G         $196      $606       $1,042      $2,254

Risk/Return Summary                                      ESTABLISHED VALUE FUND

CLASS A SHARES
Cusip#: 926464231
Ticker: VETAX

CLASS G SHARES
Cusip#: 926464371
Ticker: GETGX

Investment Objective

The investment objective of the Fund is long-term capital growth by investing primarily in common stocks.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell Midcap(R) Index. As of December 31, 2001, the Russell Midcap(R) Index included companies with approximate capitalizations between $230 million and $16 billion. The size of companies in the index changes with market conditions and the composition of the index.

     In making investment decisions, the Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value. When selecting investments for the Fund's portfolio, the Adviser looks for the following characteristics, among others: consistent earnings growth; stable earnings growth combined with dividend yield, rising earnings prospects; price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and the rate at which a stock's price is rising. The Adviser uses a computer model that examines the characteristics described above, among others, to assist in selecting securities that appear favorably priced.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies comprising the Russell Midcap(R) Index. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

          The market value of securities acquired by the Fund declines.

          Value stocks fall out of favor relative to growth stocks.

          Midcap stocks fall out of favor relative to stocks of larger or smaller companies.

          The portfolio manager does not execute the Fund's principal investment strategies effectively.

          A company's earnings do not increase as expected.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class G Shares of the Fund.

1992     10.20%
1993     20.78%
1994      0.32%
1995     26.44%
1996     19.32%
1997     22.65%
1998      6.12%
1999     17.07%
2000      8.28%
2001     -6.54%

During the period shown in the bar chart, the highest return for a quarter was 14.28% (quarter ending September 30, 2000) and the lowest return for a quarter was -15.54% (quarter ending September 30, 2001).

     The table below shows how the average annual total returns for Class G and Class A Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns                    10 Years
(For the Periods ended                          (or Life
December 31, 2001)         1 Year    5 Years     of Fund)

CLASS G

Return Before Taxes         -6.54%     9.05%     12.00%(1)

Return After Taxes
on Distributions           -10.40%     6.18%      9.55%(1)

Return After Taxes on
Distributions and Sale      -0.73%     6.89%      9.42%(1)
of Fund Shares

Russell Midcap(R) Index(2)  -5.62%    11.40%     13.58%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS A

Return Before Taxes        -11.61%      N/A       0.23%(3)

Russell Midcap(R) Index     -5.62%      N/A      -1.56%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Ten year performance.

(2) The Russell Midcap(R) Index is a broad-based unmanaged index, measuring the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from May 5, 2000, inception date of Class A Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.53%      0.53%

Distribution (12b-1) Fees                    0.00%      0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.61%      0.32%

Total Fund Operating Expenses                1.14%      1.35%(3)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class - Calculation of Sales Charges - Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.30%. This waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $685      $916       $1,167      $1,881

Class G         $137      $428       $  739      $1,624

Risk/Return Summary                                          SPECIAL VALUE FUND

CLASS A SHARES
Cusip#: 926464843
Ticker: SSVSX

CLASS G SHARES
Cusip#: 926464264
Ticker: VSVGX

Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations at the time of purchase within the range of companies comprising the Standard and Poor's 400 Mid-Cap Index ("S&P Mid-Cap Index"). As of December 31, 2001, the S&P Mid-Cap Index included companies with capitalizations between $225 million and $10.5 billion. The size of companies in the index changes with market conditions and the composition of the index.

     The Adviser looks for companies with above average total return potential whose equity securities are under-valued. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower than average price-to-cash-flow ratios. The Adviser may consider factors such as a company's earnings growth, dividend payout ratio, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies comprising the S&P Mid-Cap Index. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

          The market value of securities acquired by the Fund declines.

          Midcap stocks fall out of favor relative to stocks of larger or smaller companies.

          Value stocks fall out of favor relative to growth stocks.

          The portfolio manager does not execute the Fund's principal investment strategies effectively.

          A company's earnings do not increase as expected.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994      1.27%
1995     26.80%
1996     19.22%
1997     27.79%
1998     -9.08%
1999     -1.26%
2000     24.72%
2001      5.92%

During the period shown in the bar chart, the highest return for a quarter was 14.93% (quarter ending December 31, 2001) and the lowest return for a quarter was -20.87% (quarter ending September 30, 1998).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns
(For the Periods ended                          Life
December 31, 2001)         1 Year    5 Years  of Fund

CLASS A

Return Before Taxes         -0.13%     7.40%   10.57%(1)

Return After Taxes
on Distributions            -2.27%     5.04%    8.46%(1)

Return After Taxes on
Distributions and Sale       1.69%     5.45%    8.16%(1)
of Fund Shares

S&P 400 Mid-Cap Index(2)    -0.61%    16.12%   16.02%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes          5.62%      N/A    16.90%(3)

S&P 400 Mid-Cap Index       -0.61%      N/A    10.76%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Performance is from December 3, 1993, inception date of Class A Shares.

(2) The S&P 400 Mid-Cap Index is a broad-based unmanaged index that measures the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from December 21, 1999, inception date of Class G Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.75%      0.75%

Distribution (12b-1) Fees                    0.00%      0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.50%      4.04%

Total Fund Operating Expenses(3)             1.25%      5.29%

Fee Waiver/Expense Reimbursement            (0.00)%    (3.29)%

Net Expenses                                 1.25%      2.00%(4)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class - Calculation of Sales Charges - Class A."

(3)  Expenses have been restated to reflect current fees.

(4) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 2.00% until at least February 28, 2012. The Adviser also intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.60%. This voluntary waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $695      $949       $1,222      $1,999

Class G         $203      $627       $1,078      $2,327

Risk/Return Summary                              SMALL COMPANY OPPORTUNITY FUND

CLASS A SHARES
Cusip#: 926464835
Ticker: SSGSX

CLASS G SHARES
Cusip#: 926464389
Ticker: GOGFX

Investment Objective

The Fund seeks to provide capital appreciation.

Principal Investment Strategies

The Fund invests primarily in common stocks of smaller companies that show the potential for high earnings growth in relation to their price-earnings ratio.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. "Small Companies" are companies, which, at the time of purchase, have market capitalizations within the range of companies comprising the Russell 2000 Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. As of December 31, 2001, the largest company in the Index currently had an approximate market capitalization of $3 billion and the smallest company currently had an approximate market capitalization of $4 million. In making investment decisions, the Adviser considers, among other things, the following characteristics: the rate and consistency of earnings growth and revenue growth, prospects for rising earnings, price-to-book ratios and price-to-earnings ratios, market capitalization, debt level and trading liquidity. The Adviser uses a computer model to select securities that appear favorably priced.

The equity securities in which the Fund invests include:

          Common stock

          Convertible preferred stock

          Debt convertible or exchangeable into equity securities

     There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

          The market value of securities acquired by the Fund declines.

          Value stocks fall out of favor relative to growth stocks.

          Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions.

          The portfolio manager does not execute the Fund's principal investment strategies effectively.

          A company's earnings do not increase as expected.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund is not a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class G Shares of the Fund.

1992     14.31%
1993     11.07%
1994     -2.18%
1995     26.76%
1996     19.47%
1997     31.18%
1998     -6.93%
1999     -1.08%
2000     22.69%
2001     -7.25%

During the period shown in the bar chart, the highest return for a quarter was 14.29% (quarter ending June 30, 1999) and the lowest return for a quarter was -19.96% (quarter ending September 30, 1998).

     The table below shows how the average annual total returns for Class G and Class A Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns                   10 Years
(For the Periods ended                         (or Life
December 31, 2001)         1 Year    5 Years    of Fund)

CLASS G

Return Before Taxes         -7.25%     6.56%    9.96%(1)

Return After Taxes
on Distributions            -8.87%     4.98%    8.32%(1)

Return After Taxes on
Distributions and Sale      -2.99%     5.11%    7.89%(1)
of Fund Shares

Russell 2000 Index(2)        2.49%     7.52%   11.51%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS A

Return Before Taxes        -12.23%      N/A     7.56%(3)

Russell 2000 Index           2.49%      N/A     9.21%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Ten year performance.

(2) The Russell 2000 Index is a broad-based unmanaged index that measures the performance of small capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from March 26, 1999, inception date of Class A Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.63%      0.63%

Distribution (12b-1) Fees                    0.00%      0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.55%      0.39%

Total Fund Operating Expenses(3)             1.18%      1.52%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class - Calculation of Sales Charges - Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A Shares and Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.15% and 1.30%, respectively. These waivers/reimbursements may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $688      $928       $1,187      $1,924

Class G         $155      $480       $  829      $1,813

Risk/Return Summary                                   INTERNATIONAL GROWTH FUND

CLASS A SHARES
Cusip#: 926464702
Ticker: SIDSX

CLASS G SHARES
Cusip#: 926464439
Ticker: INTFX

Investment Objective

The Fund seeks to provide capital growth consistent with reasonable investment risk.

Principal Investment Strategies

The Fund pursues its objective by investing primarily in equity securities of foreign corporations, most of which are denominated in foreign currencies.

     The Fund will invest most of its assets in securities of companies traded on exchanges outside of the U.S., including developed and emerging countries. In making investment decisions, the Adviser and Credit Agricole Asset Management, S.A., the Fund's sub-adviser, may analyze the economies of foreign countries and the growth potential for individual sectors and securities.

Under normal circumstances, the Fund:

       Will invest at least 65% of its net assets in:

          Securities (including "sponsored" and "unsponsored" ADRs) of companies that derive more than 50% of their gross revenues from, or have more than 50% of their assets, outside the United States; and

          Securities for which the principal trading markets are located in at least three different countries (excluding the United States); and

       The Fund may invest up to 20% of its net assets in securities of companies located in emerging countries and may invest in futures contracts and options on futures contracts as a substitute for purchasing securities.

     For purposes of the policies described above, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

       Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

       The prices of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.

       The market value of securities acquired by the Fund declines.

       The portfolio manager does not execute the Fund's principal investment strategies effectively.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with stocks that do not pay out significant portions of their earnings as dividends. It also may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1992     -6.41%
1993     35.91%
1994      2.72%
1995      7.71%
1996      6.29%
1997      2.33%
1998     17.48%
1999     41.92%
2000    -24.93%
2001    -25.53%

During the period shown in the bar chart, the highest return for a quarter was 29.84% (quarter ending December 31, 1999) and the lowest return for a quarter was -15.23% (quarter ending September 30, 1998).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns                    10 Years
(For the Periods ended                          (or Life
December 31, 2001)          1 Year    5 Years   of Fund)

CLASS A

Return Before Taxes         -29.79%    -2.10%    3.01%(1)

Return After Taxes
on Distributions            -29.79%    -3.45%    2.04%(1)

Return After Taxes on
Distributions and Sale      -18.14%    -1.41%    2.53%(1)
of Fund Shares

MSACWI Free ex USA Index(2) -19.50%     0.89%    4.58%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes         -25.70%      N/A    -7.19%(3)

MSACWI Free ex USA Index    -19.50%      N/A    -4.77%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Ten year performance.

(2) The Morgan Stanley All Country World Index Free ex USA is a widely recognized unmanaged index of common stock prices with country weightings of international companies. It is not possible to invest directly in an index.

(3)  Performance is from March 26, 1999, inception date of Class G Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              1.10%      1.10%

Distribution (12b-1) Fees                    0.00%      0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.82%      0.77%

Total Fund Operating Expenses(3)             1.92%      2.37%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class - Calculation of Sales Charges - Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A Shares and Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.75% and 2.00%, respectively. These waivers/reimbursements may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $759     $1,143      $1,552      $2,689

Class G         $240     $  739      $1,265      $2,706

Risk/Return Summary                                    NASDAQ-100 INDEX(R) FUND

CLASS A SHARES
Cusip#: 926464223
Ticker: VNIAX

CLASS G SHARES
Cusip#: 926464215
Ticker: VNIGX

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its investment objective by attempting to duplicate the performance of the Nasdaq-100 Index(R) (the Index). The stocks that make up this Index are currently heavily weighted in the technology sector. The Fund primarily invests in securities that are in the Index, including American Depositary Receipts (ADRs), and secondarily in related futures and options contracts.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities, or equivalents, that are included in the Nasdaq-100 Index.(R) The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     The Fund normally will invest in all stocks that comprise the Index in roughly the same proportions as their weightings in the Index. For example, if 5% of the Index is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. To minimize small positions and transaction expenses, the Fund need not invest in every stock included in the Index and invests in Index futures contracts as a substitute for purchasing securities that comprise the Index. The Fund may purchase stocks that are not included in the Index if the Adviser believes that these investments will reduce "tracking error." Tracking error refers to the difference between the Fund's investment results, before expenses, and that of the Index. The Adviser will monitor the performance of the Fund against the Index and will adjust the Fund's holdings, as necessary, to minimize tracking error. If the Adviser cannot maintain a correlation of
0.95 or better, the Fund's Board of Trustees will consider alternative arrangements.

     The Fund is not managed in the traditional sense of using economic, financial, and market analysis. Therefore, the Fund will not sell a stock that is underperforming as long as it remains in the Index. Brokerage costs, fees, operating expenses, and tracking errors will normally result in the Fund's total return being lower than that of the Index.

     There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

          The market value of securities acquired by the Fund declines.

          The portfolio manager does not execute the Fund's principal investment strategies effectively.

          Derivative instruments, including futures or options contracts used for asset substitution, do not perfectly replicate investment in the Index.

          A decline in a stock or industry sector in which the Fund is heavily invested could cause the Fund to lose more money than if it were diversified or did not have to concentrate its investments in a single industry in order to track the Index.

          Smaller, less seasoned companies lose market share or revenue to a greater extent than larger, established companies as a result of deteriorating economic conditions.

          Technology companies experience obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     In addition, the Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Therefore, an investor is exposed to a greater risk of loss from fluctuations in the value of such securities than would be the case if the Fund was not fully invested, regardless of market conditions.

     The Fund is non-diversified, which means that it may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic risks. In addition, the Fund may invest more than 25% of its total assets in a single industry (industry concentration) to the extent necessary to track the Index.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors looking for an aggressive growth stock fund and who can afford to weather sudden and sometimes substantial changes in the value of their investment. Recently, the Index has shown more volatility in comparison to other broader benchmarks such as the S&P 500 Index.

See page 21 for additional information about the Fund.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

2001     -32.30%

During the period shown in the bar chart, the highest return for a quarter was 34.55% (quarter ending December 31, 2001) and the lowest return for a quarter was -36.42% (quarter ending September 30, 2001).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary

Average Annual Total Returns
(For the Periods ended
December 31, 2001)                    1 Year      Life of Fund(1)

CLASS A

Return Before Taxes                  -36.18%        -45.60%

Return After Taxes
on Distributions                     -36.26%        -45.71%

Return After Taxes on
Distributions and Sale               -22.03%        -35.50%
of Fund Shares

Nasdaq-100 Index(R)(2)               -32.62%        -44.17%

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes                  -32.36%         -43.34%

Nasdaq-100 Index(R)                  -32.62%         -44.17%

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Performance is from August 1, 2000, inception date of the Fund.

(2) The Nasdaq-100 Index(R) is made up of the 100 largest non-financial stocks traded on the Nasdaq Stock Market. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.50%      0.50%

Distribution (12b-1) Fees                    0.00%      0.00%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class G Shares)                              1.39%      1.99%

Total Fund Operating Expenses(3)             1.89%      2.49%

Fee Waiver/Expense Reimbursement            (1.29)%    (1.69)%

Net Expenses(4)                              0.60%      0.80%



(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class - Calculation of Sales Charges - Class A."

(3)  Expenses have been restated to reflect current fees.

(4) The Adviser has contractually agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class A and Class G Shares of the Fund do not exceed 0.60% and 0.80%, respectively, until at least February 28, 2003.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years   10 Years

Class A         $633     $1,016      $1,424      $2,560

Class G         $ 82     $  614      $1,173    $2,698

(1) This Example assumes that Net Annual Fund Operating Expenses will equal 0.60% and 0.80% for Class A and Class G Shares, respectively, for the one year period, and will equal 1.89% and 2.49%, respectively, thereafter.

Investments


The following describes some of the types of securities the Funds may purchase under normal circumstances to achieve their investment objectives. All Funds will not buy all of the securities listed below.


     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).

U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Companies Traded on Foreign Exchanges.

Can include common stock and securities convertible into stock of non-U.S. corporations.


Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Forward Currency Contracts.

A Fund may enter into forward foreign currency contracts to attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

*Futures Contracts and Options on Futures Contracts.

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes. The S&P 500 Index Fund and the Nasdaq-100 Index(R) Fund may invest in futures and options on futures contracts as a substitution for stocks in their respective indices and the International Growth Fund may also do so as a substitute for purchasing securities. There is no assurance that any Fund will engage in any hedging transactions.


Investment Companies.

A Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.


*Derivative Instruments: Indicates an instrument whose value is linked to or derived from another security, instrument, or index.

About the Standard & Poor's 500 Composite Stock Price Index

The S&P 500 Index is made up of 500 stocks chosen based on capitalization, liquidity, and industry representation. The portion of the Index made up of each stock in the Index is based on the relative capitalization of each company, so that the largest capitalization companies make up the largest portions of the Index. As of December 31, 2001, the capitalization of the largest company in the Index was $398 billion and the capitalization of the smallest company in the Index was $432 million.

     "Standard & Poor's,(R)" "S&P,(R)" "S&P 500,(R)" "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

About the Nasdaq-100 Index(R)

The Nasdaq-100 Index(R) is made up of the 100 largest non-financial stocks traded on The Nasdaq Stock Market. The Index reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. There are also minimum trading and listing history requirements. The Index is a modified market capitalization weighted index; Nasdaq reviews the composition of the Index quarterly and will adjust weightings using a proprietary algorithm if certain weight distributions are not met. Because of the possible concentration in a specific sector or company, high volatility or poor performance of the sector or company may directly affect the Fund's performance. Companies issuing individual stocks that make up the Index have total market capitalizations ranging in size from $2.34 billion to $357 billion as of December 31, 2001.


Nasdaq(R), Nasdaq-100(R), and Nasdaq-100 Index(R) are registered trademarks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed by the Nasdaq-100 Index(R) Fund. The Nasdaq-100 Index(R) Fund has not been passed on by the Corporations as to its legality or suitability. The Nasdaq-100 Index(R) Fund is not issued, endorsed, sold, or promoted by the Corporations.


THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND DISCLAIM ALL WARRANTIES INCLUDING ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE FUND/INDEX (MEANING THE NASDAQ-100 INDEX,(R) THE NASDAQ-100 INDEX(R) FUND, THEIR USE, THE RESULTS TO BE OBTAINED FROM THEIR USE, AND/OR ANY DATA INCLUDED THEREIN). THE CORPORATIONS SHALL HAVE NO LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES, OR EXPENSES WITH RESPECT TO THE NASDAQ-100 INDEX(R) FUND/INDEX. THE CORPORATIONS SHALL HAVE NO LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


     For more details, see the disclaimer in the Statement of Additional Information.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

     This table summarizes the principal risks, described in the following pages, to which the Funds are subject.




                                                                                              Small
                                             Diversified Stock         Established Special   Company  International  Nasdaq-100
                                       Value    Stock    Index  Growth    Value     Value  Opportunity   Growth        Index(R)
                                       Fund     Fund     Fund    Fund     Fund      Fund      Fund        Fund          Fund

Market risk and                          X        X        X       X        X         X         X           X             X
manager risk

Equity risk                              X        X        X       X        X         X         X           X             X

Currency risk and/or
foreign investments risk                                                                                    X

Correlation risk                                           X                                                X             X

Non-diversification/
concentration risk                                                                                                        X

Small capitalization
company risk                                                                                    X                         X




General risks:

     Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risk associated with investing in equity securities:

     Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risks associated with investing in foreign securities:

     Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of the International Growth Fund's securities.

     Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

     Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.

Risk associated with futures and options contracts:

     Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that any Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. For example, if a Fund seeks to participate in the performance of the S&P 500 Index or Nasdaq-100 Index(R) prior to purchasing the component securities or is unable to acquire a sufficient amount of a particular security that is represented in the Index, the Fund may enter into a futures contract or a related option in order to minimize the Fund's tracking error. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities. In this case, the Fund's investment in the futures contracts or options may actually increase tracking error rather than reduce it.

It is important to keep in mind onebasic principle ofinvesting: the greater the risk, the greater thepotential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in a Fund is not a complete investment program.

Risks associated with non-diversification and concentration:

     A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund. In addition, a fund which concentrates its investments in an industry may have all or a considerable portion of its assets invested in one or more sectors of the market. This may lead to greater price fluctuation than would occur with a fund invested in a wider spectrum of industries and may make the fund particularly susceptible to events affecting the industry in which it concentrates its investments.

Risks associated with investment in small capitalization stocks:

     Small capitalization risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.


Particular risks of the Nasdaq-100 Index(R) Fund:




     Technology stock risk. Companies in the technology sector currently comprise a substantial part of the Nasdaq-100 Index.(R) The market value of these securities has been substantially more volatile than securities in the broader stock market. An investment in the Nasdaq-100 Index(R) Fund is subject to the risk that sudden and severe declines in technology stocks can cause severe losses in the value of its shares.


Particular risks of the Stock Index Fund and the Nasdaq-100 Index(R) Fund:

     Tracking error. The Stock Index Fund and the Nasdaq-100 Index(R) Fund (the "Index Funds") may not track their respective index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The Adviser purchases securities and other instruments, including futures contracts and options, in an attempt to replicate the performance of the index. However, the tools that the Adviser uses to replicate the index are not perfect and the Index Funds' performance is affected by factors such as the size of the Index Funds' portfolio, transaction costs, the extent and timing of cash flows in and out of the Index Funds and changes in the index. In particular, the market value of futures contracts and options used as a substitute for their underlying securities may not correspond to the market value of the underlying securities. In this case, the Index Funds' investment in these derivative instruments may actually increase tracking error rather than reduce it.

Share Price


Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The value of a Fund's securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

     The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds price their investments at fair value according to procedures approved by the Board of Trustees. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.


         Total Assets-Liabilities
NAV = ------------------------------
       Number of Shares Outstanding


     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at victoryfunds.com.


     The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund described in this Prospectus declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.


     Please check with your Investment Professional to find out if the following options are available to you.


Distributions can be received in one of the following ways.

     REINVESTMENT OPTION

     You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

     CASH OPTION

     A check will be mailed to you no later than seven days after the dividend payment date.

     INCOME EARNED OPTION

     You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

     DIRECTED DIVIDENDS OPTION

     In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

     DIRECTED BANK ACCOUNT OPTION

     In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

     Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

     Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

     Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     You should review the more detailed discussion of federal income tax considerations in the SAI.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Choosing a Share Class

Each Fund offers Class A and G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

                                   CLASS A

     Front-end sales charge, as described on the next page. There are several ways to reduce this charge.


     Lower annual expenses than Class G Shares.


                                   CLASS G

     No front-end sales charge. All your money goes to work for you right away.

     Class G Shares are sold only by certain broker-dealers.


     Higher expenses than Class A Shares.


Calculation of Sales Charges - Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

                                              Sales Charge    Sales Charge
                                                as a % of       as a % of
Your Investment in the Fund                  Offering Price  Your Investment

Up to $49,999                                     5.75%           6.10%

$50,000 up to $99,999                             4.50%           4.71%

$100,000 up to $249,999                           3.50%           3.63%

$250,000 up to $499,999                           2.50%           2.56%

$500,000 up to $999,999                           2.00%           2.04%

$1,000,000 and above*                             0.00%           0.00%


*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus.

Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount.


2. Rights of Accumulation allow you to add the value of any Class A Shares (excluding Funds sold without a sales charge) you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

     a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

     b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.


     c. Reinvestment of proceeds from a liquidation distribution of Class AShares held in a deferred compensation plan, agency, trust, or custody account.


     d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.


     e. Purchases in connection with bundled omnibus retirement programs sponsored by financial institutions. A CDSC of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.


     f.   Purchases by participants in the Victory Investment Program.

     g. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.


     h. NAV transfers. If you sell shares of a mutual fund (other than a Victory Fund) and previously paid a front-end sales charge, you may invest your redemption proceeds in Class A Shares of the Diversified Stock Fund, the Value Fund and the Nasdaq-100 Index(R) Fund at net asset value, without paying a sales charge. To be eligible for this sales charge waiver, you must purchase the Class A Shares prior to March 31, 2002, and your purchase must be within 90 days of your redemption.

              The Distributor will pay broker-dealers compensation of 1.00% for NAV transfer purchases. This payment will not affect the amount of fees you pay or the Fund's annual operating expenses.


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

          If you sell your shares within one year, you will pay a contingent deferred sales charge ("CDSC") of 1.00% of the amount of your original purchase or the value of the redemption proceeds, whichever is less. If you sell your shares after one year but within two years, you will pay a CDSC of 0.50%, as described above. You will not pay a CDSC if you hold your shares for at least two years. The CDSC will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

Shareholder Servicing Plan

Each Fund, other than the Stock Index Fund and the Nasdaq-100 Index(R) Fund, has adopted a Shareholder Servicing Plan for its Class A Shares. The Shareholder Servicing Plan also applies to Class G Shares of the Stock Index Fund and the Nasdaq-100 Index(R) Fund. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan


In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of each Fund, other than the Stock Index Fund and the Nasdaq-100 Index(R) Fund. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class G Shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.


     Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund and Class G Shares of the Stock Index Fund and Nasdaq-100 Index(R) Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. These amounts would be in addition to amounts paid by the Funds.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to: The Victory Funds





Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE

800-539-FUND (800-539-3863)

ON THE INTERNET

victoryfunds.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from the Shareholder Forms section of victoryfunds.com. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 9:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class G Shares of any Victory Fund for shares of any Victory money market fund or a LifeChoice Fund. You may also exchange your shares of any Victory money market fund or a LifeChoice Fund for Class A or Class G Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.

        You can exchange shares of a Fund by calling 800-539-FUND, at victoryfunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

     Shares of the Fund selected for exchange must be available for sale in your state of residence.

     The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

     If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.


     On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


     You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.


     The registration and tax identification numbers of the two accounts must be identical.

     You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

     Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


     Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.


     An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

     Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.


You can obtain a list of funds available for exchange by calling
800-539-FUND or by visiting victoryfunds.com

How to Sell Shares


If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at victoryfunds.com.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

     Mail a check to the address of record;

     Wire funds to a previously designated domestic financial institution;

     Mail a check to a previously designated alternate address; or

     Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

     Your account registration has changed within the last 15 days;

     The check is not being mailed to the address on your account;

     The check is not being made payable to the owner of the account;

     The redemption proceeds are being transferred to another Victory Group account with a different registration; or


     The check or wire is being sent to a different bank account than was previously designated.


You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.

     A Fund may suspend your right to redeem your shares in the following circumstances:

          During non-routine closings of the NYSE;

          When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          When the SEC orders a suspension to protect the Fund's shareholders.

     Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


About Victory

Each Fund is a member of The Victory Portfolios, a group of 27 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser and its affiliates manage assets totaling in excess of $72 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 2001, the Adviser was paid advisory fees based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

Value Fund                                  0.75%

Diversified Stock Fund                      0.65%

Stock Index Fund                            0.51%

Growth Fund                                 0.75%

Established Value                           0.47%

Special Value Fund                          0.80%

Small Company Opportunity Fund              0.52%

International Growth Fund                   1.00%

Nasdaq-100 Index(R) Fund                    0.00%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

Portfolio Management

Neil A. Kilbane is the lead portfolio manager and Robert M. Siewert is the associate portfolio manager of the Value Fund. Mr. Kilbane, a Chartered Financial Analyst Charter Holder, has been the portfolio manager of the Value Fund since April 1998. He is a Senior Portfolio Manager and Managing Director of the Adviser and has been in the investment business since 1986. Mr. Siewert, a Chartered Financial Analyst Charter Holder, is a Portfolio Manager Associate of the Adviser and has been with the Adviser or an affiliate since 1993. He has been associate portfolio manager of the Fund since February 2000.

Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn Raines is the associate portfolio manager of the Diversified Stock Fund. Mr. Babin has been the portfolio manager of the Diversified Stock Fund since its inception in 1989. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Senior Portfolio Manager and Managing Director of the Adviser. Mr. Danes has been a portfolio manager of the Fund since July 2000. He is a Senior Portfolio Manager and Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1987. Ms. Raines is a Portfolio Manager Associate of the Adviser and has been with the Adviser or an affiliate since 1998. She has been associate portfolio manager of the Fund since June 2000.

Ernest C. Pelaia is the portfolio manager of the Stock Index Fund and the Nasdaq-100 Index(R) Fund. He has managed the Stock Index Fund since July 1999 and the Nasdaq-100 Index(R) Fund since its inception in July 2000. He is a Senior Portfolio Manager and Director, and has been with the Adviser since July 1991 as an Analyst, Trader, Investment Officer and most recently Assistant Vice President of Funds Management.

William F. Ruple and Walter J. Henry are co-portfolio managers and Anjum T. Hussain is associate portfolio manager of the Growth Fund. Mr. Ruple is a Senior Portfolio Manager and Managing Director of the Adviser, and has been associated with the Adviser or an affiliate since 1970. He has been portfolio manager of the Fund since June 1995. Mr. Henry is a Managing Director and Portfolio Manager of the Adviser and has been with the Adviser or an affiliate since 1996. He has been a co-portfolio manager of the Fund since April 1, 2000. Mr. Hussain is a Portfolio Manager Associate of the Adviser and has been with the Adviser or an affiliate since 1987. He has been associate portfolio manager of the Fund since July 2000.

Gary H. Miller and Stephen C. Dilbone are co-portfolio managers, and Gregory Conners is associate portfolio manager of the Established Value Fund and the Small Company Opportunity Fund. Mr. Miller has been co-portfolio manager of the Funds since 1998. He is a Portfolio Manager and Director of Victory Gradison Capital Management and has been with Victory Gradison Capital Management since 1993. Mr. Dilbone has been co-portfolio manager of the Funds since March 1, 2002. He is a Portfolio Manager and Managing Director of Victory Gradison Capital Management and has been with Victory Gradison Capital Management since 1990. Mr. Conners has been associate portfolio manager of the Funds since March 1, 2002. He is a Portfolio Manager of Victory Gradison Capital Management and has been with Victory Gradison Capital Management since March 1999. He was an equity analyst with Carillon Advisers, Inc. from December 1994 to March 1999.

Paul D. Danes is the lead portfolio manager, Patrick Dunkerley is the portfolio manager and Carolyn Raines is associate portfolio manager of the Special Value Fund. Mr. Danes has been a portfolio manager of the Special Value Fund since October 1995. He is a Senior Portfolio Manager and Managing Director with the Adviser, and has been associated with the Adviser or an affiliate since 1987. Mr. Dunkerley has been portfolio manager of the Fund since March 1, 2002. He has been a Director of the Adviser since April 2001. Prior to that, from September 1996, he was vice president and director of equity research at Securities Corporation of Iowa. Ms. Raines is a Portfolio Manager Associate of the Adviser and has been with the Adviser or an affiliate since 1998. She has been an associate portfolio manager of the Fund since June 2000.

Conrad R. Metz and Leslie Z. Globits are primarily responsible for the management of the International Growth Fund, including the selection and monitoring of its sub-advisers. Mr. Metz is a Senior Portfolio Manager and Managing Director of the Adviser, and formerly served as the sole portfolio manager of the International Growth Fund. He previously was Senior Vice President, International Equities, at Bailard Biehl & Kaiser, and has over 22 years experience in global equity research and portfolio management. Mr. Globits, a Portfolio Manager and Director of the Adviser, was previously a Senior Financial Analyst and Assistant Vice President in KeyCorp's Corporate Treasury Department, and has been with the Adviser or an affiliate since 1987.

Portfolio Manager(s) listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Investment Sub-Adviser to the International Growth Fund

Manager of Managers. The Adviser serves as a Manager of Managers of the International Growth Fund. As Manager of Managers, the Adviser may select one or more sub-advisers to manage the International Growth Fund's assets. The Adviser evaluates each sub-adviser's skills, investment styles and strategies in light of the Adviser's analysis of the international securities markets. Under its Advisory Agreement with Victory, the Adviser oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If the Adviser engages more than one sub-adviser, the Adviser may reallocate assets among sub-advisers when it believes it is appropriate. The Adviser provides investment advice regarding short-term debt securities. The Adviser has the ultimate responsibility for the International Growth Fund's investment performance because it is responsible for overseeing all sub-advisers and recommending to the Fund's Board of Trustees that it hire, terminate or replace a particular sub-adviser.

     The International Growth Fund and the Adviser have obtained an order from the Securities and Exchange Commission that allows the Adviser, subject to certain conditions, to select additional sub-advisers with the approval of the Funds' Board of Trustees, without obtaining shareholder approval. The order also allows the Adviser to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that sub-advisory agreement to terminate. The Fund will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If the Adviser hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.

Credit Agricole Asset Management. The Adviser currently has a Portfolio Management Agreement with Credit Agricole Asset Management (CAAM), formerly known as Indocam International Investment Services, S.A., a French corporation located in Paris, France. CAAM has served as Sub-adviser for all of the International Growth Fund's assets (other than short-term debt instruments) since June 1998. CAAM and its advisory affiliates are the global asset management component of the Credit Agricole banking and financial services group. As of December 31, 2001, CAAM and its advisory affiliates managed approximately $145 billion for its clients.

     Ayaz Ebrahim, Olivier Ginguene, Isabelle Le Guay and Mieko Yamazaki together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ebrahim is the Chief Investment Officer for Asia for CAAM and has been employed by CAAM (or an affiliate) since 1991. Mr. Olivier Ginguene is the Head of Global Equity Management (Paris) of CAAM and has been employed by CAAM since 1998. Prior to this, Mr. Ginguene was the Head of Equity Quantitative Research at Credit Lyonnais Asset Management, since 1992. Mr. Ginguene is a Chartered Financial Analyst Charter Holder. Ms. Isabelle Le Guay has been a Senior Portfolio Manager with CAAM in the Global Equity team since 2001. Prior to that, Ms. Le Guay was a Portfolio Manager with Credit Lyonnais since 1993. Ms. Mieko Yamazaki has been a Japanese equity Portfolio Manager with CAAM since 1997. Ms. Yamazaki was a Portfolio Manager from 1996-1997 at SPARX Asset Management.

         Credit Agricole Asset Management is the Sub-Adviser for the
                         International Growth Fund.

                      OPERATIONAL STRUCTURE OF THE FUNDS

                                   TRUSTEES                 ADVISER

                                 SHAREHOLDERS

         FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

                Advise current and prospective shareholders on
                           their Fund investments.

                                TRANSFER AGENT

                             BISYS Fund Services
                             and its affiliates
                              3435 Stelzer Road
                             Columbus, OH 43219


   Provides services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


      ADMINISTRATOR, DISTRIBUTOR,                        CUSTODIAN
          AND FUND ACCOUNTANT
                                               KeyBank National Association
          BISYS Fund Services                        127 Public Square
          and its affiliates                        Cleveland, OH 44114
           3435 Stelzer Road
          Columbus, OH 43219                     Provides for safekeeping of
                                               the Funds' investments and cash,
     Markets the Funds, distribut                 and settles trades made by
 shares through Investment Professionals,                  the Funds.
    and calculates the value of shares.
 As Administrator, handles the day-to-day activities of the Funds.

       SUB-ADMINISTRATOR


Victory Capital Management Inc.

       127 Public Square
      Cleveland, OH 44114

        Performs certain
 sub-administrative services.

The Funds are supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information

Some additional information you should know about the Funds.


Fund Classes

The Funds currently offer the Class A and Class G Shares described in this Prospectus. The Diversified Stock Fund and the Nasdaq-100 Index(R) Fund also offer Class C Shares as described in a separate prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.


   If you would like to receive additional copies of any materials, please call the Funds at
                                800-539-FUND.

Financial Highlights                                                 VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                           Class A Shares                                   Class G Shares

                                                                                                                     December 15,
                                    Year          Year          Year          Year          Year           Year         1999
                                    Ended         Ended         Ended         Ended         Ended          Ended       through
                                 October 31,   October 31,   October 31,   October 31,   October 31,    October 31,  October 31,
                                    2001          2000          1999          1998          1997           2001        2000<F2>


Net Asset Value,
   Beginning of Period           $  18.06      $  18.84      $  18.81      $  17.07      $  14.18       $ 18.06      $16.73

Investment Activities
     Net investment income           0.10          0.09          0.04          0.09          0.15          0.05        0.04
     Net realized and unrealized
       gain (loss) on investments   (2.58)         1.37          3.16          3.16          3.57         (2.57)       1.35

         Total from Investment
           Activities               (2.48)         1.46          3.20          3.25          3.72         (2.52)       1.39

Distributions
     Net investment income          (0.09)        (0.09)        (0.04)        (0.10)        (0.16)        (0.05)      (0.06)
     In excess of net investment
       income                          --            --<F3>        --            --            --            --          --<F3>
     Net realized gains             (2.56)        (2.15)        (3.13)        (1.41)        (0.67)        (2.56)         --

         Total Distributions        (2.65)        (2.24)        (3.17)        (1.51)        (0.83)        (2.61)      (0.06)

Net Asset Value, End of Period   $  12.93      $  18.06      $  18.84      $  18.81      $  17.07       $ 12.93      $18.06

Total Return
  (excludes sales charge)          (15.61)%        8.33%        20.02%        20.46%        27.24%       (15.87)%      8.34%<F4>

Ratios/Supplemental Data:
Net Assets at end
  of period (000)                $451,545      $564,111      $611,483      $517,313      $472,047       $ 4,981      $2,923
Ratio of expenses to
   average net assets<F5>            1.15%         1.19%         1.40%         1.34%         1.32%         1.49%       1.44%<F8>
Ratio of net investment income
   to average net assets<F5>         0.66%         0.49%         0.20%         0.54%         0.93%         0.32%       0.14%<F8>
Ratio of expenses to
   average net assets<F1>            1.21%         1.24%         1.45%         1.46%         <F7>          1.89%       2.27%<F8>
Ratio of net investment income
   to average net assets<F1>         0.60%         0.44%         0.15%         0.42%         <F7>         (0.08)%     (0.69)%<F8>
Portfolio turnover<F6>                 51%           34%           36%           40%           25%           51%         34%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Less than $0.01 per share.

<F4> Not annualized.

<F5> Effective February 28, 2001, the adviser agreed to continue to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2011.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no voluntary fee reductions during the period.

<F8> Annualized.



Financial Highlights                                     DIVERSIFIED STOCK FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                                    Class A Shares

                                                         Year           Year             Year            Year            Year
                                                         Ended          Ended            Ended           Ended           Ended
                                                      October 31,    October 31,      October 31,     October 31,     October 31,
                                                         2001           2000             1999            1998<F2>        1997


Net Asset Value, Beginning of Period                  $    17.85      $  17.96         $  18.85        $  17.76        $  15.75

Investment Activities
     Net investment income                                  0.04          0.03             0.06            0.11            0.16
     Net realized and unrealized gain
       (loss) on investments                               (1.87)         2.71             2.92            3.07            3.84

         Total from Investment Activities                  (1.83)         2.74             2.98            3.18            4.00

Distributions
     Net investment income                                 (0.03)        (0.02)           (0.06)          (0.11)          (0.16)
     Net realized gains                                    (2.43)        (2.83)           (3.81)          (1.98)          (1.83)

         Total Distributions                               (2.46)        (2.85)           (3.87)          (2.09)          (1.99)

Net Asset Value, End of Period                        $    13.56      $  17.85         $  17.96        $  18.85        $  17.76

Total Return (excludes sales charge)                      (11.43)%       16.88%           19.39%          19.60%          27.96%

Ratios/Supplemental Data:
Net Assets at end of period (000)                     $1,005,730      $993,383         $957,001        $933,158        $762,270
Ratio of expenses to
   average net assets                                       1.09%         1.10%            1.06%           1.02%           1.03%
Ratio of net investment income
   to average net assets                                    0.28%         0.19%            0.34%           0.64%           0.97%
Ratio of expenses to
   average net assets<F1>                                   1.11%         1.11%            1.10%           1.13%           <F4>
Ratio of net investment income
   to average net assets<F1>                                0.26%         0.18%            0.30%           0.53%           <F4>
Portfolio turnover<F3>                                        88%           94%              83%             84%             63%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F4> There were no voluntary waivers during the period.



Financial Highlights                         DIVERSIFIED STOCK FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class B and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                              Class B Shares

                                                Year              Year              Year              Year              Year
                                                Ended             Ended             Ended             Ended             Ended
                                             October 31,       October 31,       October 31,       October 31,       October 31,
                                                2001              2000              1999              1998<F2>          1997


Net Asset Value, Beginning of Period          $ 17.21            $ 17.55          $ 18.60           $ 17.62           $ 15.71

Investment Activities
     Net investment (loss)                      (0.11)             (0.15)           (0.08)            (0.08)            (0.06)
     Net realized and unrealized gains
       (losses) on investments                  (1.78)              2.64             2.84              3.04              3.85

         Total from Investment Activities       (1.89)              2.49             2.76              2.96              3.79

Distributions
     Net investment income                         --                 --               --                --                --
     In excess of net investment income            --                 --               --                --             (0.05)
     Net realized gains                         (2.43)             (2.83)           (3.81)            (1.98)            (1.83)

         Total Distributions                    (2.43)             (2.83)           (3.81)            (1.98)            (1.88)

Net Asset Value, End of Period                $ 12.89            $ 17.21          $ 17.55           $ 18.60           $ 17.62

Total Return (excludes sales charge)           (12.31)%            15.63%           18.24%            18.34%            26.48%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $54,749            $72,178          $71,122           $50,962           $30,198
Ratio of expenses to average net assets          2.07%              2.20%            2.06%             2.08%             2.19%
Ratio of net investment loss to average
  net assets                                    (0.70)%            (0.91)%          (0.68)%           (0.42)%           (0.29)%
Ratio of expenses to average
  net assets<F1>                                 2.07%              2.21%            2.10%             2.18%             <F8>
Ratio of net investment loss to average
  net assets<F1>                                (0.70)%            (0.92)%          (0.72)%           (0.52)%            <F8>
Portfolio turnover<F7>                             88%                94%              83%               84%               63%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F3> Period from commencement of operations.

<F4> Effective March 26, 1999, the Gradison Growth and Income Fund merged into the Victory Diversified Stock Fund.

<F5> Less than $0.01 per share.

<F6> Not annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no voluntary fee reductions during the period.

<F9> Annualized.





                                                                                    March 26,
                                                Year              Year                1999
                                                Ended             Ended             through
                                             October 31,       October 31,         October 31,
                                                2001              2000            1999<F3><F4>


Net Asset Value, Beginning of Period          $  17.83          $  17.95            $  17.14

Investment Activities
     Net investment (loss)                       (0.02)            (0.01)              (0.01)
Net realized and unrealized gains
  (losses) on investments                        (1.87)             2.72                0.82

         Total from Investment Activities        (1.89)             2.71                0.81

Distributions
     Net investment income                          --<F5>            --<F5>              --
     In excess of net investment income             --                --                  --
     Net realized gains                          (2.43)            (2.83)                 --

         Total Distributions                     (2.43)            (2.83)                 --

Net Asset Value, End of Period                $  13.51          $  17.83            $  17.95

Total Return (excludes sales charge)            (11.81)%           16.65%               4.73%<F6>

Ratios/Supplemental Data:
Net Assets at end of period (000)             $140,794          $136,831            $106,592
Ratio of expenses to average net assets           1.51%             1.33%               1.35%<F9>
Ratio of net investment loss to average
  net assets                                     (0.14)%           (0.05)%             (0.07)%<F9>
Ratio of expenses to average
  net assets<F1>                                  1.51%             1.35%               1.38%<F9>
Ratio of net investment loss to average
  net assets<F1>                                 (0.14)%           (0.07)%             (0.10)%<F9>
Portfolio turnover<F7>                              88%               94%                 83%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F3> Period from commencement of operations.

<F4> Effective March 26, 1999, the Gradison Growth and Income Fund merged into the Victory Diversified Stock Fund.

<F5> Less than $0.01 per share.

<F6> Not annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no voluntary fee reductions during the period.

<F9> Annualized.



Financial Highlights                                           STOCK INDEX FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                              Class A Shares

                                                Year              Year              Year              Year              Year
                                                Ended             Ended             Ended             Ended             Ended
                                             October 31,       October 31,       October 31,       October 31,       October 31,
                                                2001              2000              1999            1998<F2>            1997


Net Asset Value, Beginning of Period          $  23.72          $  23.46          $  21.03          $  18.75          $  14.85

Investment Activities
     Net investment income                        0.14              0.21              0.28              0.37              0.29
     Net realized and unrealized gain
       (loss) on investments                     (6.08)             1.05              4.47              3.37              4.23

         Total from Investment Activities        (5.94)             1.26              4.75              3.74              4.52

Distributions
     Net investment income                       (0.14)            (0.22)            (0.29)            (0.36)            (0.29)
     Net realized gains                          (0.54)            (0.78)            (2.03)            (1.10)            (0.33)

         Total Distributions                     (0.68)            (1.00)            (2.32)            (1.46)            (0.62)

Net Asset Value, End of Period                $  17.10          $  23.72          $  23.46          $  21.03          $  18.75

Total Return (excludes sales charge)            (25.57)%            5.38%            24.91%            20.99%            31.16%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $521,754          $854,203          $858,235          $627,147          $465,015
Ratio of expenses to
   average net assets                             0.62%             0.59%             0.58%             0.57%             0.56%
Ratio of net investment income
   to average net assets                          0.72%             0.87%             1.28%             1.83%             1.74%
Ratio of expenses to
   average net assets<F1>                         0.84%             0.81%             0.81%             0.84%             0.86%
Ratio of net investment income
   to average net assets<F1>                      0.50%             0.65%             1.05%             1.56%             1.44%
Portfolio turnover<F5>                              10%               11%                3%                8%               11%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the Key Stock Index Fund merged into the
     Victory Stock Index Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Stock Index Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Annualized.





                                                             Class G Shares

                                                                                   July 2,
                                                Year              Year              1999
                                                Ended             Ended           through
                                             October 31,       October 31,       October 31,
                                                2001              2000            1999<F3>


Net Asset Value, Beginning of Period          $ 23.72           $ 23.46            $23.96

Investment Activities
     Net investment income                       0.10              0.15              0.06
     Net realized and unrealized gain
       (loss) on investments                    (6.09)             1.06             (0.50)

         Total from Investment Activities       (5.99)             1.21             (0.44)

Distributions
     Net investment income                      (0.10)            (0.17)            (0.06)
     Net realized gains                         (0.54)            (0.78)               --

Total Distributions                             (0.64)            (0.95)            (0.06)

Net Asset Value, End of Period                $ 17.09           $ 23.72            $23.46

Total Return (excludes sales charge)           (25.79)%            5.17%            (1.83)%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)             $24,831           $28,537            $9,382
Ratio of expenses to
   average net assets                            0.84%             0.82%             0.80%<F6>
Ratio of net investment income
   to average net assets                         0.50%             0.59%             0.85%<F6>
Ratio of expenses to
   average net assets<F1>                        1.31%             1.18%             1.02%<F6>
Ratio of net investment income
   to average net assets<F1>                     0.03%             0.23%             0.63%<F6>
Portfolio turnover<F5>                             10%               11%                3%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the Key Stock Index Fund merged into the
     Victory Stock Index Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Stock Index Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Annualized.



Financial Highlights                                                GROWTH FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                               Class A Shares

                                                Year              Year              Year              Year              Year
                                                Ended             Ended             Ended             Ended             Ended
                                             October 31,       October 31,       October 31,       October 31,       October 31,
                                                2001              2000              1999              1998              1997


Net Asset Value, Beginning of Period          $  24.83          $  24.71          $  21.62          $  18.01          $  14.57

Investment Activities
     Net investment income (loss)                (0.04)            (0.09)            (0.04)            (0.03)             0.03
     Net realized and unrealized gain
       (loss) on investments                     (6.45)             1.44              4.90              4.88              4.07

         Total from Investment Activities        (6.49)             1.35              4.86              4.85              4.10

Distributions
     Net investment income                          --                --                --                --             (0.04)
     Net realized gains                          (1.34)            (1.23)            (1.77)            (1.24)            (0.62)

         Total Distributions                     (1.34)            (1.23)            (1.77)            (1.24)            (0.66)

Net Asset Value, End of Period                $  17.00          $  24.83          $  24.71          $  21.62          $  18.01

Total Return (excludes sales charge)            (27.47)%            5.52%            24.25%            28.59%            29.08%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $373,901          $400,813          $417,417          $269,476          $185,533
Ratio of expenses to
   average net assets                             1.20%             1.22%             1.41%             1.35%             1.34%
Ratio of net investment income
   (loss) to average net assets                  (0.21)%           (0.33)%           (0.21)%           (0.13)%            0.19%
Ratio of expenses to
   average net assets<F1>                         1.22%             1.25%             1.49%             1.49%             <F6>
Ratio of net investment income
   (loss) to average net assets<F1>              (0.23)%           (0.36)%           (0.29)%           (0.27)%            <F6>
Portfolio turnover<F5>                              50%               34%               33%               29%               21%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> There were no voluntary fee reductions during the period.




                                                    Class G Shares

                                                               December 15,
                                                Year              1999
                                                Ended            through
                                             October 31,       October 31,
                                                2001            2000<F2>


Net Asset Value, Beginning of Period           $24.77            $24.53

Investment Activities
     Net investment income (loss)               (0.09)            (0.09)
     Net realized and unrealized gain
       (loss) on investments                    (6.46)             0.33

         Total from Investment Activities       (6.55)             0.24
Distributions
     Net investment income                         --                --
     Net realized gains                         (1.34)               --

Total Distributions                             (1.34)               --

Net Asset Value, End of Period                 $16.88            $24.77

Total Return (excludes sales charge)           (27.80)%            0.98%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)              $7,207            $8,595
Ratio of expenses to
   average net assets                            1.48%             1.45%<F4>
Ratio of net investment income
   (loss) to average net assets                 (0.49)%           (0.63)%<F4>
Ratio of expenses to
   average net assets<F1>                        1.94%             1.76%<F4>
Ratio of net investment income
   (loss) to average net assets<F1>             (0.95)%           (0.94)%<F4>
Portfolio turnover<F5>                             50%               34%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> There were no voluntary fee reductions during the period.



Financial Highlights                                     ESTABLISHED VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights for the years ending October 31, 2001, October 31, 2000, and the period from April 1, 1999 to October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com. The financial highlights for the three fiscal years ended March 31, 1999 were audited by another independent public accountant.



                                                    Class A Shares

                                                                  May 5,
                                                Year               2000
                                                Ended            through
                                             October 31,       October 31,
                                                2001            2000<F2>


Net Asset Value, Beginning of Period           $ 33.65           $ 30.54

Investment Activities
     Net investment income                        0.17              0.07
     Net realized and unrealized gain
       (loss) on investments                     (4.25)             3.11

         Total from Investment Activities        (4.08)             3.18

Distributions
     Net investment income                       (0.18)            (0.06)
     In excess of net investment income             --             (0.01)
     Net realized gains                          (2.55)               --

         Total Distributions                     (2.73)            (0.07)

Net Asset Value, End of Period                 $ 26.84           $ 33.65

Total Return (excludes sales charge)            (13.07)%           10.44%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)              $30,931           $15,005
Ratio of expenses to average net assets           0.99%             0.87%<F7>
Ratio of net investment income
   to average net assets                          0.45%             0.43%<F7>
Ratio of expenses to
   average net assets<F1>                         1.14%             1.46%<F7>
Ratio of net investment income
   (loss) to average net assets<F1>               0.30%            (0.16)%<F7>
Portfolio turnover<F6>                              58%               28%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective April 1, 1999, the Gradison Established Value Fund became the
     Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

<F4> Not annualized.

<F5> There were no fee reductions during the period.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> Annualized.





                                                                                   Class G Shares

                                                                              April 1,
                                                Year            Year            1999           Year          Year          Year
                                                Ended           Ended            to            Ended         Ended         Ended
                                             October 31,     October 31,     October 31,     March 31,     March 31,     March 31,
                                                2001            2000           1999<F3>        1999          1998          1997


Net Asset Value, Beginning of Period          $  33.63        $  34.31        $  31.34       $  33.94      $  28.83      $  27.57

Investment Activities
     Net investment income                        0.09            0.06            0.02           0.29          0.46          0.44
     Net realized and unrealized gain
       (loss) on investments                     (4.26)           3.43            2.98          (0.71)         7.70          3.62

         Total from Investment Activities        (4.17)           3.49            3.00          (0.42)         8.16          4.06

Distributions
     Net investment income                       (0.11)          (0.06)          (0.03)         (0.30)        (0.48)        (0.45)
     In excess of net investment income             --           (0.01)             --             --            --            --
     Net realized gains                          (2.55)          (4.10)             --          (1.88)        (2.57)        (2.35)

         Total Distributions                     (2.66)          (4.17)          (0.03)         (2.18)        (3.05)        (2.80)

Net Asset Value, End of Period                $  26.80        $  33.63        $  34.31       $  31.34      $  33.94      $  28.83

Total Return (excludes sales charge)            (13.35)%         11.26%           9.59%<F4>     (1.01)%       29.67%        15.14%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $301,103        $399,953        $469,288       $478,984      $567,255      $429,726
Ratio of expenses to average net assets           1.19%           1.10%           1.10%<F7>      1.09%         1.10%         1.12%
Ratio of net investment income
   to average net assets                          0.32%           0.20%           0.03%<F7>      0.92%         1.44%         1.57%
Ratio of expenses to
   average net assets<F1>                         1.35%           1.26%           1.27%<F7>      <F5>          <F5>          <F5>
Ratio of net investment income
   (loss) to average net assets<F1>               0.16%           0.04%          (0.14)%<F7>     <F5>          <F5>          <F5>
Portfolio turnover<F6>                              58%             28%             11%            37%           20%           31%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective April 1, 1999, the Gradison Established Value Fund became the
     Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

<F4> Not annualized.

<F5> There were no fee reductions during the period.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> Annualized.



Financial Highlights                                         SPECIAL VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                               Class A Shares

                                                Year              Year              Year              Year              Year
                                                Ended             Ended             Ended             Ended             Ended
                                             October 31,       October 31,       October 31,       October 31,       October 31,
                                                2001              2000              1999              1998              1997


Net Asset Value,
   Beginning of Period                        $  16.02          $  13.09          $  13.64          $  16.68          $  14.15

Investment Activities
     Net investment income (loss)                 0.03              0.06              0.07              0.09              0.10
     Net realized and unrealized gains
       (losses) on investments                   (0.60)             3.68              0.04             (1.79)             3.50

         Total from Investment Activities        (0.57)             3.74              0.11             (1.70)             3.60

Distributions
     Net investment income                       (0.04)            (0.06)            (0.08)            (0.09)            (0.12)
     Net realized gains                          (2.43)            (0.75)            (0.58)            (1.25)            (0.95)

         Total Distributions                     (2.47)            (0.81)            (0.66)            (1.34)            (1.07)

Net Asset Value, End of Period                $  12.98          $  16.02          $  13.09          $  13.64          $  16.68

Total Return (excludes sales charges)            (3.79)%           29.94%             0.80%           (11.22)%           27.05%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $201,734          $214,293          $232,272          $346,962          $420,020
Ratio of expenses to
   average net assets<F6>                         1.30%             1.32%             1.43%             1.40%             1.37%
Ratio of net investment income
   (loss) to average net assets<F6>               0.22%             0.43%             0.51%             0.56%             0.65%
Ratio of expenses to
   average net assets<F1>                         <F7>              1.38%             1.53%             1.51%             <F7>
Ratio of net investment income
   (loss) to average net assets<F1>               <F7>              0.37%             0.41%             0.45%             <F7>
Portfolio turnover<F8>                              89%               65%               43%               44%               39%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective February 28, 2001, the Adviser agreed to continue to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2011.

<F7> There were no voluntary fee reductions during the period.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





                                                    Class G Shares

                                                               December 21,
                                                Year              1999
                                                Ended            through
                                             October 31,       October 31,
                                                2001            2000<F3>

Net Asset Value,
   Beginning of Period                         $15.97           $ 12.48

Investment Activities
     Net investment income (loss)               (0.02)<F2>         0.02
     Net realized and unrealized gains
       (losses) on investments                  (0.58)             3.51

         Total from Investment Activities       (0.60)             3.53

Distributions
     Net investment income                      (0.01)            (0.04)
     Net realized gains                         (2.43)               --

         Total Distributions                    (2.44)            (0.04)

Net Asset Value, End of Period                 $12.93           $ 15.97

Total Return (excludes sales charges)           (3.99)%           28.34%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)              $  674           $   133
Ratio of expenses to
   average net assets<F6>                        1.60%             1.59%<F5>
Ratio of net investment income
   (loss) to average net assets<F6>             (0.16)%            0.08%<F5>
Ratio of expenses to
   average net assets<F1>                        5.34%            23.11%<F5>
Ratio of net investment income
   (loss) to average net assets<F1>             (3.90)%          (21.44)%<F5>
Portfolio turnover<F8>                             89%               65%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective February 28, 2001, the Adviser agreed to continue to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2011.

<F7> There were no voluntary fee reductions during the period.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights                             SMALL COMPANY OPPORTUNITY FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights for the years ending October 31, 2001, October 31, 2000, and the period from April 1, 1999 to October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com. The financial highlights for the three fiscal years ended March 31, 1999 were audited by another independent public accountant.



                                                                            Class A Shares

                                                                                       April 1,          March 26,
                                                         Year            Year            1999              1999
                                                         Ended           Ended            to                to
                                                      October 31,     October 31,     October 31,        March 31,
                                                         2001            2000            1999          1999<F2><F3>

Net Asset Value,
   Beginning of Period                                 $ 26.34         $ 21.08         $ 20.71           $ 20.23

Investment Activities
     Net investment income (loss)                         0.07           (0.03)          (0.01)               --
     Net realized and unrealized gains
       (losses) on investments                           (2.09)           5.29            0.38              0.48
         Total from
         Investment Activities                           (2.02)           5.26            0.37              0.48

Distributions
     Net investment income                               (0.03)             --              --                --
     Net realized gains                                  (1.37)             --              --                --

         Total Distributions                             (1.40)             --              --                --

Net Asset Value, End of Period                         $ 22.92         $ 26.34         $ 21.08           $ 20.71

Total Return (excludes sales charges)                    (8.01)%         24.95%           1.79%<F5>         2.37%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)                      $36,312         $28,545         $51,599           $64,587
Ratio of expenses to average net assets                   0.96%           1.15%           0.98%<F6>         0.98%<F6>
Ratio of net investment income
   (loss) to average net assets                           0.30%          (0.14)%          0.09%<F6>         1.50%<F6>
Ratio of expenses to average net assets<F1>               1.18%           1.25%           1.17%<F6>         1.19%<F6>
Ratio of net investment income
   (loss) to average net assets<F1>                       0.08%          (0.24)%         (0.28)%<F6>        1.29%<F6>
Portfolio turnover<F7>                                      58%             28%             16%               30%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund. Financial highlights prior to March 26, 1999 represent the Gradison Opportunity Value Fund.

<F4> Less than $0.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no fee reductions during the period.





                                                                                  Class G Shares

                                                                             April 1,
                                                   Year         Year          1999            Year          Year         Year
                                                   Ended        Ended          to             Ended         Ended        Ended
                                                October 31,   October 31,   October 31,     March 31,     March 31,    March 31,
                                                   2001         2000          1999          1999<F3>        1998         1997


Net Asset Value,
   Beginning of Period                           $ 26.26       $ 21.04       $  20.71       $  27.89      $  22.77     $  22.26

Investment Activities
     Net investment income (loss)                  (0.01)        (0.08)         (0.06)          0.10          0.23         0.20
     Net realized and unrealized gains
       (losses) on investments                     (2.08)         5.30           0.39          (6.06)         8.72         2.52

         Total from
         Investment Activities                     (2.09)         5.22           0.33          (5.96)         8.95         2.72

Distributions
     Net investment income                            --<F4>        --             --          (0.14)        (0.27)       (0.17)
     Net realized gains                            (1.37)           --             --          (1.08)        (3.56)       (2.04)

         Total Distributions                       (1.37)           --             --          (1.22)        (3.83)       (2.21)

Net Asset Value, End of Period                   $ 22.80       $ 26.26       $  21.04       $  20.71      $  27.89     $  22.77

Total Return (excludes sales charges)              (8.32)%       24.81%          1.59%<F5>    (22.08)%       42.02%       12.46%

Ratios/Supplemental Data:
Net Assets at end of period (000)                $81,815       $95,399       $105,415       $125,761      $175,684     $114,451
Ratio of expenses to average net assets             1.31%         1.30%          1.29%<F6>      1.30%         1.31%        1.36%
Ratio of net investment income
   (loss) to average net assets                    (0.05)%       (0.29)%         0.39%<F6>      0.41%         0.86%        0.90%
Ratio of expenses to average net assets<F1>         1.52%         1.40%          1.47%<F6>      <F8>          <F8>         <F8>
Ratio of net investment income
   (loss) to average net assets<F1>                (0.26)%       (0.39)%        (0.58)%<F6>     <F8>          <F8>         <F8>
Portfolio turnover<F7>                                58%           28%            16%            30%           42%          35%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund. Financial highlights prior to March 26, 1999 represent the Gradison Opportunity Value Fund.

<F4> Less than $0.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no fee reductions during the period.



Financial Highlights                                  INTERNATIONAL GROWTH FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                              Class A Shares

                                                Year              Year              Year              Year              Year
                                                Ended             Ended             Ended             Ended             Ended
                                             October 31,       October 31,       October 31,       October 31,       October 31,
                                                2001              2000              1999              1998              1997


Net Asset Value, Beginning of Period           $ 13.88          $  16.51          $  13.19          $  13.31          $  13.01

Investment Activities
     Net investment income (loss)                (0.02)            (0.03)            (0.05)             0.07<F2>          0.09
     Net realized and unrealized gains
       (losses) on investments                   (3.51)            (0.76)             3.85              0.65              0.67

         Total from Investment Activities        (3.53)            (0.79)             3.80              0.72              0.76

Distributions
     Net investment income                          --                --                --             (0.06)            (0.01)
     Net realized gains                          (1.68)            (1.84)            (0.48)            (0.78)            (0.45)

         Total Distributions                     (1.68)            (1.84)            (0.48)            (0.84)            (0.46)

Net Asset Value, End of Period                 $  8.67          $  13.88          $  16.51          $  13.19          $  13.31

Total Return (excludes sales charges)           (28.70)%           (6.20)%           29.43%             5.79%             6.04%

Ratios/Supplemental Data:
Net Assets at end of period (000)              $74,977          $139,389          $149,193          $134,491          $106,189
Ratio of expenses to
   average net assets                             1.82%             1.77%             1.75%             1.71%             1.69%
Ratio of net investment income
   (loss) to average net assets                  (0.22)%           (0.17)%           (0.32)%            0.55%             0.63%
Ratio of expenses to
   average net assets<F1>                         1.92%             1.82%             1.88%             1.82%             1.69%
Ratio of net investment income
   (loss) to average net assets<F1>              (0.32)%           (0.22)%           (0.45)%            0.44%             0.63%
Portfolio turnover<F7>                             124%               91%              106%               86%              116%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Effective March 26, 1999, the Gradison International Fund merged into the Victory International Growth Fund.

<F4> Period from commencement of operations.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





                                                             Class G Shares
                                                                                    March 26,
                                                Year              Year               1999
                                                Ended             Ended             through
                                             October 31,       October 31,         October 31,
                                                2001              2000            1999<F3><F4>


Net Asset Value, Beginning of Period          $ 13.80           $ 16.48             $ 13.73

Investment Activities
     Net investment income (loss)               (0.04)            (0.05)              (0.03)
     Net realized and unrealized gains
       (losses) on investments                  (3.48)            (0.79)               2.78

         Total from Investment Activities       (3.52)            (0.84)               2.75

Distributions
     Net investment income                         --                --                  --
     Net realized gains                         (1.68)            (1.84)                 --

         Total Distributions                    (1.68)            (1.84)                 --

Net Asset Value, End of Period                $  8.60           $ 13.80             $ 16.48

Total Return (excludes sales charges)          (28.80)%           (6.55)%             20.03%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)             $22,524           $35,620             $37,322
Ratio of expenses to
   average net assets                            2.00%             2.00%               2.00%<F6>
Ratio of net investment income
   (loss) to average net assets                 (0.40)%           (0.39)%             (1.79)%<F6>
Ratio of expenses to
   average net assets<F1>                        2.37%             2.06%               2.24%<F6>
Ratio of net investment income
   (loss) to average net assets<F1>             (0.77)%           (0.45)%             (2.03)%<F6>
Portfolio turnover<F7>                            124%               91%                106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Effective March 26, 1999, the Gradison International Fund merged into the Victory International Growth Fund.

<F4> Period from commencement of operations.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights                                   NASDAQ-100 INDEX(R) FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the two fiscal periods. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                       Class A Shares                    Class G Shares

                                                                                  August 1,                         August 1,
                                                                   Year             2000             Year             2000
                                                                   Ended           through           Ended           through
                                                                October 31,      October 31,      October 31,      October 31,
                                                                   2001           2000<F3>           2001           2000<F3>


Net Asset Value, Beginning of Period                             $  9.23           $10.00          $  9.22           $10.00

Investment Activities
     Net investment income                                          0.02             0.02<F2>         0.01             0.02<F2>
     Net realized and unrealized
       losses on investments                                       (5.36)           (0.79)           (5.35)           (0.80)

         Total from Investment Activities                          (5.34)           (0.77)           (5.34)           (0.78)

Distributions
     Net investment income                                         (0.04)              --            (0.03)              --

         Total Distributions                                       (0.04)              --            (0.03)              --

Net Asset Value, End of Period                                   $  3.85           $ 9.23          $  3.85           $ 9.22

Total Return (excludes sales charges)                             (57.99)%          (7.70)%<F4>     (58.00)%          (7.80)%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)                                $ 8,063           $3,132          $ 4,911           $4,176
Ratio of expenses to average net assets<F6>                         0.60%            0.60%<F5>        0.80%            0.80%<F5>
Ratio of net investment income to average net assets<F6>            0.46%            0.98%<F5>        0.36%            0.74%<F5>
Ratio of expenses to average net assets<F1>                         1.99%            3.88%<F5>        2.59%            3.46%<F5>
Ratio of net investment income to average net assets<F1>           (0.93)%          (2.30)%<F5>      (1.43)%          (1.92)%<F5>
Portfolio turnover<F7>                                                39%            1.17%              39%            1.17%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective February 28, 2001, the Adviser agreed to waive its management fees or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A and Class G Shares of the Nasdaq-100 Index Fund do not exceed 0.60% and 0.80%, respectively, until at least February 28, 2002.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                                         PRSRT STD
                                                       U.S. POSTAGE
                                                           PAID
                                                       Cleveland, OH
                                                      Permit No. 1535


   If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND
(800-539-3863).


By mail:


     The Victory Funds
     P.O. Box 182593
     Columbus, OH 43218-2593




You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at victoryfunds.com or from the SEC at http://www.sec.gov (text only).


   The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

                 Investment Company Act File Number 811-4852


                                                             VF-EQTY-PRO (3/02)

Prospectus

Fixed Income Funds




Intermediate Income Fund
Class A and G Shares

Fund for Income
Class A and G Shares





March 1, 2002


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO(R)


victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Introduction                                                          1


Risk/Return Summary for each of the Funds

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.




     Intermediate Income Fund
       Class A and G Shares                                           2
     Fund for Income
       Class A and G Shares                                           4




Investments                                                           6

Risk Factors                                                          7

Share Price                                                           8

Dividends, Distributions, and Taxes                                   9

Investing with Victory
     Choosing a Share Class                                          11
     How to Buy Shares                                               14
     How to Exchange Shares                                          16
     How to Sell Shares                                              17

Organization and Management of the Funds                             19

Additional Information                                               21

Financial Highlights


     Intermediate Income Fund                                        22
     Fund for Income                                                 23

Key to Fund Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

     Not insured by the FDIC;

     Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     Subject to possible investment risks, including possible loss of the amount invested.

Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Strategy

Each Fund pursues its objective by investing primarily in debt securities. However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.

Risk Factors

Certain Funds may share many of the same risk factors. For example, both of the Funds are subject to interest rate, inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed in each "Risk/Return Summary" and in "Risk Factors."


Who May Want to Invest in the Funds

 Investors seeking income

 Investors seeking higher potential returns than provided by money market funds

 Investors willing to accept the risk of price and dividend fluctuations


Share Classes

Each Fund offers Class A Shares and Class G Shares by this Prospectus. See "Choosing a Share Class."

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference.

    The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary                                    INTERMEDIATE INCOME FUND


CLASS A SHARES
Cusip#: 926464819
Ticker: SIMIX

CLASS G SHARES
Cusip#: 926464314
Ticker: VIIGX

Investment Objective

The Fund seeks to provide a high level of income.

Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities, generally issued by corporations, the U.S. government and its agencies or instrumentalities.

Under normal circumstances, the Fund invests primarily in:

     Investment grade corporate securities, asset-backed securities, convertible securities, or exchangeable debt securities;

     Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

     Mortgage-related securities issued by government agencies and non-governmental entities; and

     Commercial paper.

Important characteristics of the Fund's investments:

     Quality: Investment grade corporate securities are rated in the top four rating categories at the time of purchase by S&P, Fitch IBCA, Moody's or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     Maturity: The dollar-weighted effective average maturity of the Fund generally will range from 3 to 10 years. Under certain market conditions, the portfolio manager may go outside these boundaries.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities with a dollar weighted effective average maturity between 3-10 years. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     The Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     Interest rates rise.

     An issuer's credit quality is downgraded or an issuer defaults on its securities.

     The Fund must reinvest interest or sale proceeds at lower rates.

     The rate of inflation increases.

     The average life of a mortgage-related security is shortened or lengthened.

     A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

       1994       -2.39
       1995       14.03
       1996        3.06
       1997        7.05
       1998        7.51
       1999       -0.74
       2000        9.99
       2001        8.46

During the period shown in the bar chart, the highest return for a quarter was 4.78% (quarter ending September 30, 2001) and the lowest return for a quarter was -1.81% (quarter ending March 31, 1994).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns
(For the Periods ended                            Life
December 31, 2001)          1 Year    5 Years   of Fund

CLASS A(1)

Return Before Taxes          6.34%     5.97%    5.41%2

Return After Taxes
on Distributions             4.07%     3.63%    3.03%2

Return After Taxes on
Distributions and Sale       3.82%     3.59%    3.10%2
of Fund Shares

Lehman Intermediate
Gov't/Corp. Bond Index3      8.98%     7.09%    6.51%2

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes          8.15%      N/A     8.58%4

Lehman Intermediate
Gov't/Corp. Bond Index       8.98%      N/A     8.97%4

(Index returns reflect no deduction for fees, expenses, or taxes)

(1) Performance for the Class A Shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

(2)  Performance is from December 10, 1993, inception date of Class A Shares.

(3) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. government agency debt securities that mature in one to ten years. It is not possible to invest directly in an index.

(4)  Performance is from December 21, 1999, inception date of Class G Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)     Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         2.00%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.75%      0.75%

Distribution (12b-1) Fees                    0.00%      0.25%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.51%      2.45%

Total Fund Operating Expenses                1.26%      3.45%

Fee Waiver/Expense
Reimbursement                               (0.00)%    (1.55)%

Net Expenses                                 1.26%(3)   1.90%(4)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.05%. This waiver/reimbursement may be terminated at any time.

(4) The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 1.90% until at least February 28, 2012. The Adviser also intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.39%. This voluntary waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $326      $592       $  878      $1,692

Class G         $193      $597       $1,026      $2,222

Risk/Return Summary                                             FUND FOR INCOME


CLASS A SHARES
Cusip#: 926464751
Ticker: IPFIX

CLASS G SHARES
Cusip#: 926464397
Ticker: GGIFX

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities issued by the U.S. government and its agencies or instrumentalities. The Fund currently invests only in securities that are guaranteed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Under normal circumstances, the Fund primarily invests in:

     Mortgage-backed obligations and collateralized mortgage obligations
     (CMOs) issued by the Government National Mortgage Association (GNMA) with an average effective maturity ranging from 2 to 10 years. The Fund will invest at least 65% of its total assets in GNMA securities.

     Obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years.

     In making investment decisions, the Adviser looks for GNMA securities that provide above average yield and have below average prepayment characteristics. The Adviser purchases U.S. Treasury securities to manage the Fund's duration and to provide liquidity.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     Interest rates rise.

     The Fund must reinvest interest or sale proceeds at lower rates.

     The rate of inflation increases.

     The average life of a mortgage-related security is shortened or lengthened.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class G Shares of the Fund. Sales loads on these shares imposed prior to July 7, 1997 are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

       1992       6.29
       1993       7.58
       1994      -3.67
       1995      17.19
       1996        3.5
       1997       8.35
       1998       7.37
       1999       0.77
       2000       9.95
       2001       7.23

During the period shown in the bar chart, the highest return for a quarter was 5.49% (quarter ending June 30, 1995) and the lowest return for a quarter was -3.05% (quarter ending March 31, 1994).

     The table below shows how the average annual total returns for Class A and G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns                    10 Years
(For the Periods ended                          (or Life
December 31, 2001)           1 Year   5 Years   of Fund)

CLASS G

Return Before Taxes          7.23%     6.69%    6.33%(1),(2)

Return After Taxes
on Distributions             4.75%     4.15%    3.74%(1),(2)

Return After Taxes on
Distributions and Sale       4.36%     4.08%    3.77%(1),(2)
of Fund Shares

Lehman GNMA Index(3)         8.22%     7.50%    7.17%(2)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS A

Return Before Taxes          5.08%      N/A     5.54%(4)

Lehman GNMA Index            8.22%      N/A     7.29%(4)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1) The performance data does not reflect the deduction of a maximum 2.00% sales charge which was in effect for the Gradison Government Income Fund, the Fund for Income's predecessor, from its inception until July 7, 1997.

(2)  Ten year performance.

(3) The Lehman GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. It is not possible to invest directly in an index.

(4)  Performance is from March 26, 1999, inception date of Class A Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)    Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         2.00%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.50%      0.50%

Distribution (12b-1) Fees                    0.00%      0.25%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.54%      0.32%

Total Fund Operating Expenses                1.04%      1.07%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $304      $524        $763       $1,446

Class G         $109      $340        $590       $1,306

Investments


The following describes some of the types of securities the Funds may purchase under normal market conditions. Each Fund will not buy all of the securities listed below.


     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.


     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.


U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Securities of certain instrumentalities that are "wholly owned Government corporations" such as the Tennessee Valley Authority. These obligations of U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.





Asset Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.


Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.


Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.

Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

International Bonds.

Debt instruments issued by non-domestic issuers and traded in U.S. dollars including Yankee Bonds and Eurodollar Bonds.

Receipts.

Separately traded interest or principal components of U.S. government securities.

Dollar-Weighted Effective Average Maturity.

Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of a debt security's value to changes in interest rates. The value of a long-term debt security is more sensitive to interest rate changes than the value of a short-term security.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

     Each Fund is subject to the principal risks described below.

General Risks:

     Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

     Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

     Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

     Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

     Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, or Moody's.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risks associated with investing in mortgage-related securities:

     Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

     Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

        An investment in a Fund is not a complete investment program.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.





     The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds price their investments at fair value according to procedures approved by the Board of Trustees. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.


         Total Assets-Liabilities
NAV = ------------------------------
       Number of Shares Outstanding


     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at victoryfunds.com.


     The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.


     Please check with your Investment Professional to find out if the following options are available to you.


Distributions can be received in one of the following ways.

     REINVESTMENT OPTION

     You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

     CASH OPTION

     A check will be mailed to you no later than seven days after the dividend payment date.

     INCOME EARNED OPTION

     You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

     DIRECTED DIVIDENDS OPTION

     You can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

     DIRECTED BANK ACCOUNT OPTION

     In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Buying a Dividend.

You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

     Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

     An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

     Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

     Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

       All you need to do to get started is to fill out an application.

Choosing a Share Class


Each Fund offers Class A Shares and G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.





                                   CLASS A

     Front-end sales charge, as described on the next page. There are several ways to reduce this charge.


     Lower annual expenses than Class G Shares.


                                   CLASS G

     No front-end sales charge. All your money goes to work for you right away.

     Class G Shares are sold only by certain broker-dealers.


     Higher annual expenses than Class A Shares.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus.

Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed in the following table.






                                       Sales Charge      Sales Charge
                                        as a % of          as a % of
Your Investment in the Fund           Offering Price    Your Investment


Up to $49,999                              2.00%             2.04%

$50,000 up to $99,999                      1.75%             1.78%

$100,000 up to $249,999                    1.50%             1.52%

$250,000 up to $499,999                    1.25%             1.27%

$500,000 up to $999,999                    1.00%             1.01%

$1,000,000 and above*                      0.00%             0.00%


*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.

Sales Charge Reductions and Waivers for Class A Shares


You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount.


2. Rights of Accumulation allow you to add the value of any Class A Shares (excluding funds sold without a sales charge) you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


3. You can combine Class A Shares of multiple Victory Funds (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

     a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

     b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.


     c. Reinvestment of proceeds from a liquidation distribution of Class AShares held in a deferred compensation plan, agency, trust, or custody account.


     d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

     e. Purchases in connection with bundled omnibus retirement programs sponsored by financial institutions. A CDSC of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.


     f.   Purchases by participants in the Victory Investment Program.

     g. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.




Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan


In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of the Intermediate Income Fund and the Fund for Income. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class G Shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.


     Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.


     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. These amounts would be in addition to amounts paid by the Funds.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to: The Victory Funds





     Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE

800-539-FUND (800-539-3863)

ON THE INTERNET

victoryfunds.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from the Shareholder Forms section of victoryfunds.com. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 9:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange your Class A or Class G Shares of any Victory Fund for shares of any Victory money market fund or a LifeChoice Fund. You may also exchange your shares of any Victory money market fund or a LifeChoice Fund for Class A or Class G Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.

        You can exchange shares of a Fund by calling 800-539-FUND, at victoryfunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:


     Shares of the Fund selected for exchange must be available for sale in your state of residence.


     The Fund shares you would like to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

     If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.


     On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


     You must meet the minimum purchase and any other eligibility requirements for the Fund you buy by exchange.


     The registration and tax identification numbers of the two accounts must be identical.

     You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

     Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


     Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.


     An exchange of Fund shares constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

     Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.


You can obtain a list of funds available for exchange by calling
800-539-FUND or by visiting victoryfunds.com.

How to Sell Shares


If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at victoryfunds.com.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

     Mail a check to the address of record;

     Wire funds to a previously designated domestic financial institution;

     Mail a check to a previously designated alternate address; or

     Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

     Your account registration has changed within the last 15 days;

     The check is not being mailed to the address on your account;

     The check is not being made payable to the owner of the account;

     The redemption proceeds are being transferred to another Victory Group account with a different registration; or


     The check or wire is being sent to a different bank account than was previously designated.


     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.

     A Fund may suspend your right to redeem your shares in the following circumstances:

          During non-routine closings of the NYSE;

          When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          When the SEC orders a suspension to protect a Fund's shareholders.

     Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


About Victory

Each Fund is a member of The Victory Portfolios, a group of 27 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Victory Capital Management Inc. (the Adviser), a New York corporation registered as an investment adviser with the SEC, is the adviser to each of the Funds. The Adviser, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser and its affiliates manage assets totaling in excess of $72 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 2001, the Adviser was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as follows:



Intermediate Income Fund                     0.52%

Fund for Income                              0.50%



     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' administrator, pays Victory Capital Management Inc. a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


Portfolio Management




Eric Rasmussen is the portfolio manager of the Intermediate Income Fund, a position he has held since August, 2000. A Certified Public Accountant, he has been a Senior Portfolio Manager and Managing Director in the Taxable Fixed Income Group of the Adviser since 1996, and has been associated with the Adviser and/or its affiliates since 1988. Prior to joining the Adviser, Mr. Rasmussen directed the corporate treasury function at KeyCorp.


Thomas M. Seay and Trenton Tipton-Fletcher are the co-portfolio managers of the Fund for Income. Thomas M. Seay has been the portfolio manager of the Fund for Income since January 1999, and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Seay, a Senior Portfolio Manager and Senior Managing Director of the Adviser, also served as portfolio manager of the Gradison Government Income Fund from April, 1998 until March, 1999, when the Fund for Income acquired the Gradison Fund's assets. Mr. Seay is also responsible for all fixed income portfolio management of the Adviser, including mutual funds, commingled funds, and separately managed accounts. From March 1987 until April 1998, he served as Vice President and Fixed Income Portfolio Manager, Lexington Management Corporation. He has been in the investment advisory business since 1979. Mr. Tipton-Fletcher has been co-portfolio manager of the Fund for Income since March 1, 2002. He is a Senior Portfolio Manager and Director for the Adviser and has been associated with it since 1988. He manages mortgage-backed securities for the taxable fixed income group of the Adviser.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

                      OPERATIONAL STRUCTURE OF THE FUNDS

                                   TRUSTEES                 ADVISER

                                 SHAREHOLDERS

         FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

                Advise current and prospective shareholders on
                           their Fund investments.

                                TRANSFER AGENT

                             BISYS Fund Services
                             and its affiliates
                              3435 Stelzer Road
                             Columbus, OH 43219


   Provides services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


      ADMINISTRATOR, DISTRIBUTOR,                        CUSTODIAN
          AND FUND ACCOUNTANT
                                               KeyBank National Association
          BISYS Fund Services                        127 Public Square
          and its affiliates                        Cleveland, OH 44114
           3435 Stelzer Road
          Columbus, OH 43219                     Provides for safekeeping of
                                               the Funds' investments and cash,
     Markets the Funds, distribut                 and settles trades made by
 shares through Investment Professionals,                  the Funds.
    and calculates the value of shares.
 As Administrator, handles the day-to-day activities of the Funds.

       SUB-ADMINISTRATOR


Victory Capital Management Inc.

       127 Public Square
      Cleveland, OH 44114

        Performs certain
 sub-administrative services.

Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information

Some additional information you should know about the Funds.


Fund Classes

The Intermediate Income Fund currently offers only the classes of shares described in this Prospectus. The Fund for Income also offers Class C Shares as described in a separate prospectus. At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses, proxy statements, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.


   If you would like to receive additional copies of any materials, please call the Funds at
                                800-539-FUND.

Financial Highlights                                   INTERMEDIATE INCOME FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                           Class A Shares


                                            Year             Year            Year         Year           Year
                                           Ended            Ended           Ended        Ended          Ended
                                         October 31,     October 31,     October 31,   October 31,    October 31,
                                            2001             2000            1999         1998           1997

Net Asset Value,
   Beginning of Period                   $   9.30        $   9.32        $   9.85      $   9.61       $   9.56

Investment Activities
     Net investment income                   0.53            0.56            0.50          0.53           0.56
     Net realized and unrealized gains
       (losses) on investments               0.74           (0.02)          (0.52)         0.24           0.05

         Total from
           Investment Activities             1.27            0.54           (0.02)         0.77           0.61

Distributions
     Net investment income                  (0.55)          (0.56)          (0.50)        (0.53)         (0.56)
     Net realized gains                        --              --           (0.01)           --             --

         Total Distributions                (0.55)          (0.56)          (0.51)        (0.53)         (0.56)

Net Asset Value, End of Period           $  10.02        $   9.30        $   9.32      $   9.85       $   9.61

Total Return (excludes sales charges)       14.07%           6.00%          (0.18)%        8.30%          6.62%

Ratios/Supplementary Data:
Net Assets at end of period (000)        $322,312        $190,945        $224,190      $256,267       $248,841
Ratio of expenses to
   average net assets <F6>                   0.92%           0.92%           1.00%         0.96%          0.96%
Ratio of net investment income
   to average net assets <F6>                5.44%           5.95%           5.26%         5.48%          5.87%
Ratio of expenses to
   average net assets<F1>                    1.26%           1.27%           1.26%         1.24%          1.09%
Ratio of net investment income
   to average net assets<F1>                 5.10%           5.60%           5.00%         5.20%          5.74%
Portfolio turnover <F5>                       278%            278%            303%          318%           195%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective February 28, 2001, the Advisor has also agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain net operating expenses of Class G Shares of the Fund at a maximum of 1.90% until at least February 28, 2011.




                                                  Class G Shares

                                                           December 21,
                                              Year            1999
                                             Ended           through
                                           October 31,      October 31,
                                              2001            2000<F2>

Net Asset Value,
   Beginning of Period                      $ 9.26          $9.25

Investment Activities
     Net investment income                    0.51           0.50
     Net realized and unrealized gains
       (losses) on investments                0.72           0.02

         Total from
           Investment Activities              1.23           0.52

Distributions
     Net investment income                   (0.52)         (0.51)
     Net realized gains                         --             --

         Total Distributions                 (0.52)         (0.51)

Net Asset Value, End of Period              $ 9.97          $9.26

Total Return (excludes sales charges)        13.61%          5.82%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)           $1,938          $ 541
Ratio of expenses to
   average net assets <F6>                    1.36%          1.00%<F4>
Ratio of net investment income
   to average net assets <F6>                 4.84%          5.95%<F4>
Ratio of expenses to
   average net assets<F1>                     3.45%          5.06%<F4>
Ratio of net investment income
   to average net assets<F1>                  2.75%          1.89%<F4>
Portfolio turnover <F5>                        278%           278%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective February 28, 2001, the Advisor has also agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain net operating expenses of Class G Shares of the Fund at a maximum of 1.90% until at least February 28, 2011.



Financial Highlights                                            FUND FOR INCOME


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights for the period from January 1, 1999 to October 31, 1999 and for the fiscal years ended October 31, 2001 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com. The financial highlights for the three fiscal years ended December 31, 1998 were audited by another independent accountant.



                                                   Class A Shares

                                                                    March 26,
                                            Year        Year          1999
                                            Ended       Ended          to
                                         October 31, October 31,  October 31,
                                             2001        2000     1999<F2><F3>

Net Asset Value,
   Beginning of Period                    $  12.77    $  12.79     $ 13.14

Investment Activities
     Net investment income                    0.80        0.81        0.46
     Net realized and unrealized gains
       (losses) on investments                0.67          --<F4>   (0.36)

         Total from Investment Activities     1.47        0.81        0.10

Distributions
     Net investment income                   (0.80)      (0.83)      (0.45)

         Total Distributions                 (0.80)      (0.83)      (0.45)

Net Asset Value, End of Period            $  13.44    $  12.77     $ 12.79

Total Return (excludes sales charges)        11.84%       6.67%       0.72%<F5>

Ratios/Supplementary Data:
Net Assets at end of period (000)         $194,914    $124,131     $40,270
Ratio of expenses to
   average net assets                         0.96%       0.97%       1.00%<F6>
Ratio of net investment income
   to average net assets                      6.07%       6.48%       6.02%<F6>
Ratio of expenses to
   average net assets<F1>                     1.04%       1.09%       1.22%<F6>
Ratio of net investment income
   to average net assets<F1>                  5.99%       6.36%       5.80%<F6>
Portfolio turnover <F8>                         20%         25%         24%



<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Government Income Fund
     merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999, represent the Gradison Government Income Fund.

<F3> Period from commencement of operations.

<F4> Less than $.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> There were no voluntary fee reductions during the period.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.






                                                                           Class G Shares

                                                                         January 1,
                                               Year          Year          1999        Year       Year          Year
                                              Ended          Ended          to         Ended      Ended         Ended
                                            October 31,   October 31,   October 31, December 31, December 31, December 31,
                                               2001          2000         1999<F2>      1998       1997          1996

Net Asset Value,
   Beginning of Period                     $  12.77       $  12.78      $  13.32     $  13.14     $  12.88    $  13.21

Investment Activities
     Net investment income                     0.79           0.84          0.66         0.77         0.78        0.78
     Net realized and unrealized gains
       (losses) on investments                 0.68          (0.01)        (0.54)        0.17         0.26       (0.34)

         Total from Investment Activities      1.47           0.83          0.12         0.94         1.04        0.44

Distributions
     Net investment income                    (0.80)         (0.84)        (0.66)       (0.76)       (0.78)      (0.77)

         Total Distributions                  (0.80)         (0.84)        (0.66)       (0.76)       (0.78)      (0.77)

Net Asset Value, End of Period             $  13.44       $  12.77      $  12.78     $  13.32     $  13.14    $  12.88

Total Return (excludes sales charges)         11.84%          6.74%         0.94%<F5>    7.37%        8.36%       3.51%

Ratios/Supplementary Data:
Net Assets at end of period (000)          $242,716       $143,963      $192,422     $159,712     $155,072    $162,874
Ratio of expenses to
   average net assets                          0.97%          0.89%         0.88%<F6>    0.89%        0.90%       0.90%
Ratio of net investment income
   to average net assets                       6.05%          6.55%         6.12%<F6>    5.79%        6.04%       6.06%
Ratio of expenses to
   average net assets<F1>                      1.07%          1.04%         1.04%<F6>    0.90%        <F7>        <F7>
Ratio of net investment income
   to average net assets<F1>                   5.95%          6.40%         5.96%<F6>    5.78%        <F7>        <F7>
Portfolio turnover <F8>                          20%            25%           24%          36%          12%         13%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Government Income Fund
     merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999, represent the Gradison Government Income Fund.

<F3> Period from commencement of operations.

<F4> Less than $.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> There were no voluntary fee reductions during the period.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                   This page is intentionally left blank.

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                                                  PRSRT STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                               Cleveland, OH
                                                              Permit No. 1535


   If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND
(800-539-3863).


By mail:


     The Victory Funds
     P.O. Box 182593
     Columbus, OH 43218-2593




You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at victoryfunds.com or from the SEC at http://www.sec.gov (text only).


   The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

                 Investment Company Act File Number 811-4852


                                                             VF-TXFI-PRO (3/02)

                                 Prospectus

Money Market Funds

Federal Money
Market Fund
Investor and Select Shares

Institutional Money
Market Fund
Investor and Select Shares


March 1, 2002


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO(R)


victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.
  Federal Money Market Fund
    Investor and Select Shares                                        2
  Institutional Money Market Fund
    Investor and Select Shares                                        4

Investments                                                           6

Risk Factors                                                          8

Share Price                                                           8

Dividends, Distributions, and Taxes                                   9

Investing with Victory                                               11
  How to Buy Shares                                                  12

  How to Exchange Shares                                             14
  How to Sell Shares                                                 15

Organization and Management of the Funds                             17

Additional Information                                               19

Financial Highlights
  Federal Money Market Fund                                          20
  Institutional Money Market Fund                                    22


Key to Financial Information

Objective and Strategies
The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors
The risks you may assume as an investor in a Fund.

Performance
A summary of the historical performance of a Fund.

Expenses
The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.

Shares of the Funds are:

   Not insured by the FDIC;

   Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

   Subject to possible investment risks, including possible loss of the amount invested.

Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Introduction

This Prospectus explains what you should know about the Victory
Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Strategy

Each Fund pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. However, each Fund has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review each Fund's "Risk/Return Summary" and the "Investments" section for an overview.


Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

  The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

  A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

Who May Want to Invest in the Funds

  Investors seeking relative safety and easy access to investments

  Investors with a low risk tolerance

  Investors seeking preservation of capital

  Investors willing to accept lower potential returns in return for safety

  Investors seeking the ability to convert their investment to cash quickly

Fees And Expenses

The minimum initial investment is $1,000,000. If you buy shares through an Investment Professional, you may be subject to different minimums. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Funds offers two classes of shares: Investor Shares and Select Shares.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.

     The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs.

Risk/Return Summary

FEDERAL MONEY MARKET FUND


INVESTOR SHARES
Cusip#: 926464520
Ticker: SBFXX

SELECT SHARES
Cusip#: 926464512
Ticker: SBSXX

Investment Objective

The investment objective of the Fund is to provide high current income to the extent consistent with preservation of capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing exclusively in securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. The Fund also can invest in repurchase agreements collateralized by these securities.

Under normal circumstances, the Fund invests in:

  Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government.

  Obligations of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Student Loan Marketing Association (SLMA), Federal Farm Credit Bank
  (FFCB), Federal Home Loan Bank (FHLB), Tennessee Valley Authority (TVA), Resolution Funding Corporation (REFCORP) and Federal Agricultural Mortgage Association (FAMC).

  Repurchase agreements collateralized by any of the above securities.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in these instruments. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

  Quality: The Fund invests only in U.S. government securities, including those issued by agencies and instrumentalities of the U.S. government. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

     The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including wholly owned Government corporations enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

  The portfolio manager does not execute the Fund's principal investment strategies effectively.

  An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

  Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

  Interest rates decline, resulting in a lower yield for the Fund.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FEDERAL MONEY MARKET FUND

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

The bar chart shows returns for the Investor Class of the Fund.

     1992 3.34%

     1993 2.59%

     1994 3.56%

     1995 5.27%

     1996 4.64%

     1997 4.98%

     1998 5.28%

     1999 4.90%

     2000 6.14%

     2001 3.88%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.54% (quarter ending December 31, 2001).

Average Annual Total Returns
(for the Periods ended               Past       Past      Past
December 31, 2001)                 One Year    5 Years  10 Years

Investor Class                       3.88%     5.03%      4.45%

Select Class(1)                      3.64%      N/A       N/A

(1)The average annual total return since inception (March 23, 1998) was 4.79%.

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit victoryfunds.com and select Money Market Funds under Daily Prices.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses           Investor    Select
(paid directly from your investment)1       Class      Class

Maximum Sales Charge
Imposed on Purchases                         NONE       NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE       NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                             0.25%      0.25%

Distribution (12b-1) Fees                   0.00%      0.00%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Select Class Shares)                        0.17%      0.42%

Total Fund Operating Expenses               0.42%(2)   0.67%(2)

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2)The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Investor Class and Select Class Shares of the Fund do not exceed 0.32% and 0.56%, respectively for any period during which this waiver or reimbursement is in effect. The Adviser may terminate waiver/reimbursement arrangements at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 Year   3 Years   5 Years   10 Years

Investor Class      $43      $135      $235       $530

Select Class        $68      $214      $373       $835

Risk/Return Summary

INSTITUTIONAL MONEY MARKET FUND


INVESTOR SHARES
Cusip#: 926464785
Ticker: VICXX

SELECT SHARES
Cusip#: 926464777
Ticker: VISXX

Investment Objective

The investment objective of the Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

The Fund pursues its investment objective by primarily investing in short-term, high-quality debt instruments.

Under normal circumstances, the Fund primarily invests in:

  Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks.

  Short-term corporate obligations, such as commercial paper, notes, and bonds.

  Repurchase agreements.

  Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

  U.S. government securities.

  When-issued or delayed-delivery securities.

  Eurodollar debt obligations.

Important characteristics of the Fund's investments:

  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's, Fitch IBCA International, or Moody's Investors Service (Moody's) which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

  The portfolio manager does not execute the Fund's principal investment strategies effectively.

  An issuer defaults on its obligation.

  An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

  Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

  Interest rates decline, resulting in the Fund achieving a lower yield.

  Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

  Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INSTITUTIONAL MONEY MARKET FUND

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

The bar chart shows returns for the Investor Class of the Fund.

     1992 3.69%

     1993 2.77%

     1994 4.11%

     1995 5.84%

     1996 5.34%

     1997 5.50%

     1998 5.45%

     1999 5.10%

     2000 6.32%

     2001 4.03%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.62% (quarter ending September 30, 2000) and the lowest return for a quarter was 0.57% (quarter ending December 31, 2001).

Average Annual Total Returns
(for the Periods ended              Past       Past      Past
December 31, 2001)                One Year    5 Years  10 Years

Investor Class                      4.03%     5.28%      4.81%

Select Class(1)                     3.76%     4.99%      N/A

(1)The average annual total return since inception (June 5, 1995) was 4.90%.

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit victoryfunds.com and select Money Market Funds under Daily Prices.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses            Investor    Select
(paid directly from your investment)1        Class      Class

Maximum Sales Charge
Imposed on Purchases                         NONE       NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE       NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                             0.20%      0.20%

Distribution (12b-1) Fees                   0.00%      0.00%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Select Class Shares)                        0.16%      0.43%

Total Fund Operating Expenses(2)            0.36%      0.63%

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2)The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Investor Class and Select Class Shares of the Fund do not exceed 0.31% and 0.60%, respectively for any period during which this waiver or fee reimbursement is in effect. The Adviser may terminate waiver/reimbursement arrangements at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years

Investor Class      $37      $116      $202       $456

Select Class        $64      $202      $351       $786

Investments


The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. Both Funds will not buy all of the securities listed below.


     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.




Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.


U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.


Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

  U.S. Government. Issued or guaranteed by the U.S. government or its agencies and instrumentalities;*

  Non-U.S. Government. Secured by non-government entities.

Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

*Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA are supported by the right of the issuer to borrow from the U.S. Treasury. Still others, such as the SLMA, FFCB, FHLB, the FHLMC, and FAMC are supported only by the credit of the federal instrumentality.

U.S. Government Instrumentalities.

Securities issued by U.S. government
instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Securities of certain instrumentalities that are "wholly owned Government corporations" such as the Tennessee Valley Authority. These obligations of U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.


When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.


*Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. The Funds consider these securities to mature on the date that the interest rate adjusts or resets or the date the Fund can demand the payment of principal.


Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


*Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

Each Fund is subject to the principal risks described below.

General Risks:

  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

  Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.


  Adjustable rate security risk. The market price of an adjustable rate security may fall below its cost.


  Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner.

  Interest risk. If interest rates rapidly rise, the decline in value could cause the share price to decline below $1.00 and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.

     By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

     It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

        An investment in a Fund is not a complete investment program.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 2:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. ("NYSE") are open. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.


Each Fund's performance can be found daily at victoryfunds.com and once a week in The Wall Street Journal and other newspapers.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.

  REINVESTMENT OPTION

  You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

  CASH OPTION

  A check will be mailed to you no later than seven days after the dividend payment date.

  DIRECTED DIVIDENDS OPTION

  In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

  DIRECTED BANK ACCOUNT OPTION

  In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

     An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

     Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

  Ordinary dividends from a Fund are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

  Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

  An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

  Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

  You should review the more detailed discussion of federal income tax considerations in the SAI.

     The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

       All you need to do to get started is to fill out an application.

Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan for their Select Class Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan

Victory has adopted a Rule 12b-1 Distribution and Service Plan for Investor and Select Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.


     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated institutions that provide administrative and recordkeeping services or provide distribution services to the Funds.


     Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional.

     For historical expense information, see the financial highlights at the end of this Prospectus.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $1,000,000. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from a Fund and your investment is received and accepted by 2:00 p.m. Eastern Time, your purchase will be processed the same day.

     Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of a Fund.

     When you buy shares of a Fund, your cost will normally be $1.00 per share.

Make your check payable to: The Victory Funds





     Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 18259
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer RoadColumbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE

800-539-FUND (800-539-3863)

ON THE INTERNET

victoryfunds.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from the Shareholder Forms section of victoryfunds.com. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 9:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

The Systematic Investment Plan is not available to shareholders of the Institutional Money Market Fund or new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Investment Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from your bank account and invest it in shares of the Federal Money Market Fund.

Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

     If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange your Class A or Class G Shares of any Victory Fund for shares of any Victory money market fund or a LifeChoice Fund. You may also exchange your shares of any Victory money market fund or a LifeChoice Fund for Class A or Class G Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 2:00 p.m. Eastern Time, your exchange will be processed the same day.

        You can exchange shares of a Fund by calling 800-539-FUND, at victoryfunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

  Shares of the Fund selected for exchange must be available for sale in your state of residence.

  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

  If you exchange into a Fund with a sales charge, you pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

  On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

  The registration and tax identification numbers of the two accounts must be identical.

  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

  A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.

  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

     You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting victoryfunds.com.

How to Sell Shares


If your request is received in good order by 2:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at victoryfunds.com.


     There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;

  Wire funds to a previously designated domestic financial institution;

  Mail a check to a previously designated alternate address; or

  Electronically transfer your redemption via the Automated Clearing House
  (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 days;

  The check is not being mailed to the address on your account;

  The check is not being made payable to the owner of the account;

  The redemption proceeds are being transferred to another Victory Group account with a different registration; or


  The check or wire is being sent to a different bank account than was previously designated.


     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

CHECK WRITING (Federal Money Market Fund only)

Shareholders of the Federal Money Market Fund may sell their Fund shares by writing a check for $100.00 or more. The check writing feature is not offered to new shareholders of the Federal Money Market Fund. There is no charge for checks; however, you will pay a charge to stop payment of a check or if a check is returned for insufficient funds. Shares continue to earn daily dividends until checks are presented for payment. You may not close your account by writing a check. You should call the Fund for a complete redemption.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is not available to shareholders of the Institutional Money Market Fund or to new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Withdrawal Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from the Federal Money Market Fund. You must have an account value of $5,000 or more to start withdrawals.

     If you previously activated this feature, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

  Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.

  If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

  A Fund may suspend your right to redeem your shares in the following circumstances:

    During non-routine closings of the NYSE;

    When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

    When the SEC orders a suspension to protect the Fund's shareholders.

  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


About Victory

Each Fund is a member of The Victory Portfolios, a group of 27 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Victory Capital Management Inc. (the Adviser), a New York corporation registered as an investment adviser with the SEC, is the adviser to each of the Funds. The Adviser, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser and its affiliates manage assets totaling in excess of $72 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


     During the fiscal year ended October 31, 2001, the Adviser was paid a management fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

Federal Money Market Fund                    0.25%

Institutional Money Market Fund              0.20%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

                      OPERATIONAL STRUCTURE OF THE FUNDS

                                   TRUSTEES                 ADVISER

                                 SHAREHOLDERS

         FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

                Advise current and prospective shareholders on
                           their Fund investments.

                                TRANSFER AGENT

                             BISYS Fund Services
                             and its affiliates
                              3435 Stelzer Road
                             Columbus, OH 43219


   Provides services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


      ADMINISTRATOR, DISTRIBUTOR,                        CUSTODIAN
          AND FUND ACCOUNTANT
                                               KeyBank National Association
          BISYS Fund Services                        127 Public Square
          and its affiliates                        Cleveland, OH 44114
           3435 Stelzer Road
          Columbus, OH 43219                     Provides for safekeeping of
                                               the Funds' investments and cash,
     Markets the Funds, distribut                 and settles trades made by
 shares through Investment Professionals,                  the Funds.
    and calculates the value of shares.
 As Administrator, handles the day-to-day activities of the Funds.

       SUB-ADMINISTRATOR


Victory Capital Management Inc.

       127 Public Square
      Cleveland, OH 44114

        Performs certain
 sub-administrative services.

     Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information

Some additional information you should know about the Funds.

Fund Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund will send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.


   If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights                                  FEDERAL MONEY MARKET FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Investor and Select Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                               Investor Shares

                                                Year           Year           Year         Period
                                               Ended          Ended          Ended         Ended             Fiscal Year Ended
                                             October 31,    October 31,    October 31,   October 31,            November 30,
                                                2001           2000           1999          1998<F2>        1997           1996

Net Asset Value, Beginning of Period         $  1.000       $  1.000       $  1.000      $  1.000        $  1.000        $ 1.000

Investment Activities
     Net investment income                      0.045          0.058          0.047         0.048           0.048          0.047

Distributions
     Net investment income                     (0.045)        (0.058)        (0.047)       (0.048)         (0.048)        (0.047)

Net Asset Value, End of Period               $  1.000       $  1.000       $  1.000      $  1.000        $  1.000        $ 1.000

Total Return                                     4.62%          5.95%          4.82%         4.91%<F3>       4.94%          4.65%

Ratios/Supplementary Data:
Net Assets at end of period (000)            $930,075       $865,366       $834,055      $717,972        $243,499        $42,159
Ratio of expenses to
   average net assets                            0.32%          0.30%          0.28%         0.27%<F4>       0.53%          0.64%
Ratio of net investment income
   to average net assets                         4.42%          5.79%          4.72%         5.22%<F4>       4.91%          4.59%
Ratio of expenses to
   average net assets<F1>                        0.42%          0.43%          0.45%         0.48%<F4>       0.90%          0.92%
Ratio of net investment income
   to average net assets<F1>                     4.32%          5.66%          4.55%         5.01%<F4>       4.54%          4.31%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the Key Money Market Fund was reorganized into the Victory Federal Money Market Fund, and the Fund designated the existing shares of Key Money Market Fund as Investor Shares and commenced offering Select Shares. Financial highlights prior to March 23, 1998 represent the Key Money Market Fund.

<F3> Not annualized.

<F4> Annualized.



Financial Highlights                      FEDERAL MONEY MARKET FUND (continued)


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Investor and Select Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                                          Select Shares

                                                                   Year              Year             Year             Period
                                                                  Ended             Ended            Ended             Ended
                                                                October 31,       October 31,      October 31,       October 31,
                                                                   2001              2000             1999              1998<F2>

Net Asset Value, Beginning of Period                            $  1.000          $  1.000         $  1.000          $  1.000

Investment Activities
     Net investment income                                         0.043             0.055            0.045             0.031

Distributions
     Net investment income                                        (0.043)           (0.055)          (0.045)           (0.031)

Net Asset Value, End of Period                                  $  1.000          $  1.000         $  1.000          $  1.000

Total Return                                                        4.37%             5.69%            4.56%             3.14%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)                               $554,880          $426,835         $283,625          $198,141
Ratio of expenses to average net assets                             0.56%             0.55%            0.53%             0.43%<F4>
Ratio of net investment income to average net assets                4.21%             5.61%            4.47%             5.06%<F4>
Ratio of expenses to average net assets<F1>                         0.67%             0.68%            0.71%             0.54%<F4>
Ratio of net investment income to average net assets<F1>            4.10%             5.48%            4.29%             4.95%<F4>


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Information represents the peroid March 23, 1998 (commencement of operations) to October 31, 1998.

<F3> Not annualized.

<F4> Annualized.



Financial Highlights                            INSTITUTIONAL MONEY MARKET FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Investor and Select Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                              Investor Shares

                                                 Year             Year              Year              Year               Year
                                                Ended            Ended             Ended             Ended              Ended
                                              October 31,      October 31,       October 31,       October 31,        October 31,
                                                 2001             2000              1999              1998               1997

Net Asset Value, Beginning of Period          $    1.000       $    1.000        $    1.000        $    1.000         $  1.000

Investment Activities
     Net investment income                         0.047            0.060             0.049             0.054            0.053

Distributions
     Net investment income                        (0.047)          (0.060)           (0.049)           (0.054)          (0.053)

Net Asset Value, End of Period                $    1.000       $    1.000        $    1.000        $    1.000         $  1.000

Total Return                                        4.78%            6.16%             5.03%             5.53%            5.46%

Ratios/Supplementary Data:
Net Assets at end of period (000)             $1,621,951       $1,313,929        $1,313,571        $1,068,521         $585,663
Ratio of expenses to
   average net assets                               0.33%            0.30%             0.27%             0.27%            0.28%
Ratio of net investment income
   to average net assets                            4.56%            5.96%             4.91%             5.38%            5.32%
Ratio of expenses to
   average net assets<F1>                           0.36%            0.37%             0.41%             0.42%            0.48%
Ratio of net investment income
   to average net assets<F1>                        4.53%            5.89%             4.77%             5.23%            5.12%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



Financial Highlights                INSTITUTIONAL MONEY MARKET FUND (continued)


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Investor and Select Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                                Select Shares

                                                 Year             Year              Year                Year             Year
                                                Ended            Ended             Ended               Ended            Ended
                                              October 31,      October 31,       October 31,         October 31,      October 31,
                                                 2001             2000              1999                1998             1997

Net Asset Value, Beginning of Period          $    1.000       $    1.000         $    1.000         $  1.000         $  1.000

Investment Activities
     Net investment income                         0.044            0.057              0.046            0.051            0.051

Distributions
     Net investment income                        (0.044)          (0.057)            (0.046)          (0.051)          (0.051)

Net Asset Value, End of Period                $    1.000       $    1.000         $    1.000         $  1.000         $  1.000

Total Return                                        4.50%            5.88%             4.72%             5.22%            5.17%

Ratios/Supplementary Data:
Net Assets at end of period (000)             $1,356,608       $2,864,926         $1,116,011         $572,033         $488,639
Ratio of expenses to
   average net assets                               0.58%            0.56%              0.57%            0.56%            0.55%
Ratio of net investment income
   to average net assets                            4.69%            5.80%              4.63%            5.09%            5.06%
Ratio of expenses to
   average net assets<F1>                           0.63%            0.63%              0.71%            0.71%            0.75%
Ratio of net investment income
   to average net assets<F1>                        4.64%            5.73%              4.49%            4.94%            4.86%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



                    This page is intentionally left blank.

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                                         PRSRTSTD
                                                       U.S. POSTAGE
                                                           PAID
                                                       Cleveland, OH
                                                      Permit No. 1535


   If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND
(800-539-3863).


By mail:


    The Victory Funds
    P.O. Box 182593
    Columbus, OH 43218-2593




You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at victoryfunds.com or from the SEC at http://www.sec.gov (text only).


   The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

Investment Company Act File Number 811-4852

                                                            VF-FIMMF-PRO (3/02)

Prospectus

Specialty Funds

LifeChoice
Conservative Investor Fund
Class A Shares

LifeChoice
Moderate Investor Fund
Class A Shares

LifeChoice
Growth Investor Fund
Class A Shares


March 1, 2002


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO (R)


victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Risk/Return Summary for each of the LifeChoice Funds

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each LifeChoice Fund

    Introduction                                                          1
    Investment Objective and
      Principal Investment Strategies                                     2
    Principal Risks                                                       4
    Investment Performance                                                5
    Fund Expenses                                                         6

Investments                                                               7

Risk Factors                                                              9

Important Considerations                                                 11

Share Price                                                              12

Dividends, Distributions, and Taxes                                      12

Investing with Victory                                                   14
    How to Buy Shares                                                    15

    How to Exchange Shares                                               17
    How to Sell Shares                                                   18

Organization and Management
of the LifeChoice Funds                                                  20

Additional Information                                                   22

Financial Highlights
    Conservative Investor Fund                                           23
    Moderate Investor Fund                                               24
    Growth Investor Fund                                                 25

Key to Fund Information


Objective and Strategies

The goals and the strategies that a LifeChoice Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a LifeChoice Fund.

Performance

A summary of the historical performance of a LifeChoice Fund in comparison to unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a LifeChoice Fund, including ongoing expenses.

Shares of the LifeChoice Funds are:

   Not insured by the FDIC;

   Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

   Subject to possible investment risks, including possible loss of the amount invested.

Introduction

Each Victory LifeChoice Fund is a "fund of funds," which means that it pursues its investment objective by allocating its investments among other mutual funds. The LifeChoice Funds are a part of The Victory Portfolios, an open-end investment management company. The LifeChoice Funds invest primarily in shares of other funds that are part of The Victory Portfolios, referred to as "Victory Funds." Each LifeChoice Fund also may invest a portion of its assets in shares of "Other Funds" that are not Victory Funds. In this Prospectus, we will use the term "Underlying Portfolios" to refer to the Victory Funds and the Other Funds in which a LifeChoice Fund may invest.

Investment Strategy

The three LifeChoice Funds invest primarily in the Victory Funds representing different combinations of equity securities, fixed income and specialty securities, and cash reserves. Each of the Victory Funds has varying degrees of potential investment risk and reward. Generally, the LifeChoice Funds invest between 75% and 90% of their total assets at the time of purchase in shares of the Victory Funds. In addition, each LifeChoice Fund may invest up to 25% of its total assets in "Other Funds" to fulfill a particular investment niche.

Who May Want to Invest in the Funds

  Investors who are looking for an investment solution that may match their goal (investment objective), stage in life (current age or time horizon), and risk tolerance.

  Investors who would like a team of experienced investment professionals to select and maintain a portfolio of mutual funds for them.

  Investors who would like to spread their investment among 10-15 different mutual funds in one simple package.

  Investors who are seeking the benefits of asset allocation and multiple levels of risk reducing diversification.

Fees and Expenses

You will bear indirect expenses for investment advisory, administrative, custodian, and shareholder services. We summarize these expenses in the "Risk/Return Summary."


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the LifeChoice Funds.


Please read this Prospectus before investing in the LifeChoice Funds and keep it for future reference.

       The following pages provide you with an overview of each of the LifeChoice Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which LifeChoice Fund will suit your risk tolerance and investment needs.

Risk/Return Summary                                        THE LIFECHOICE FUNDS


LIFECHOICE
CONSERVATIVE
INVESTOR FUND
Cusip#: 926464561
Ticker: VLCIX

LIFECHOICE
MODERATE
INVESTOR FUND
Cusip#: 926464553
Ticker: VLCMX

LIFECHOICE
GROWTH
INVESTOR FUND
Cusip#: 926464546
Ticker: VLCGX


Investment Objective

The Conservative Investor Fund seeks to provide current income combined with moderate growth of capital.

The Moderate Investor Fund seeks to provide growth of capital combined with a moderate level of current income.

The Growth Investor Fund seeks to provide growth of capital.


Principal Investment Strategies

Each LifeChoice Fund invests primarily in the Victory Funds representing different combinations of equity securities, fixed income and specialty securities, and cash reserves. Each of the Victory Funds has varying degrees of potential investment risk and reward. Generally, the LifeChoice Funds invest between 75% and 90% of their total assets at the time of purchase in shares of the Victory Funds. In addition, each LifeChoice Fund may invest up to 25% of its total assets in "Other Funds" to fill a particular investment niche.

     The Adviser may select any mutual fund that it believes is appropriate, including, but not limited to, the funds listed below, based upon its analysis of the Underlying Portfolio's investment objective, policies, strategies, the quality of its management, and other factors it believes are important.

     There is no guarantee that the Funds will achieve their objectives.

How the Adviser Allocates the LifeChoice Funds' Investments

The Adviser allocates each LifeChoice Fund's investments in particular mutual funds based on the investment objective of each Fund. Although some of the mutual funds do not share the investment objective of the LifeChoice Funds, the Adviser will select those funds based on various criteria. The Adviser analyzes the underlying mutual fund's investment objective, policies, and investment strategy and also evaluates the size, portfolio of securities, and management of each underlying mutual fund before investing.


Continuous Monitoring

The Adviser continuously monitors the allocation of the LifeChoice Funds and rebalances or reallocates its investments across the Underlying Portfolios depending on market conditions.

Conservative Investor Fund

Under normal market conditions, the Conservative Investor Fund allocates its assets as follows:

   30%-50% of its assets in shares of mutual funds that invest in equity securities;

   50%-70% of its assets in shares of mutual funds that invest in fixed income securities and specialty securities, that is, convertible securities and real estate investment trusts (REITs); and

   0%-15% of its assets in shares of money market funds.

Moderate Investor Fund

Under normal market conditions, the Moderate Investor Fund allocates its assets as follows:

   50%-70% of its assets in shares of mutual funds that invest in equity securities;

   30%-50% of its assets in shares of mutual funds that invest in fixed income and specialty securities; and

   0%-15% of its assets in shares of money market funds.

Growth Investor Fund

Under normal market conditions, the Growth Investor Fund allocates its assets as follows:

   70%-90% of its assets in shares of mutual funds that invest in equity securities;

   10%-30% of its assets in shares of mutual funds that invest in fixed income and specialty securities; and

   0%-15% of its assets in money market funds.

Allocation of Investments Among the Various Types of Mutual Funds

The tables below summarize the percentage range that each LifeChoice Fund may invest in each type of underlying mutual fund.

                                 Equity Funds

Percentage of Conservative Investor Fund's Total Investments             30-50%

Percentage of Moderate Investor Fund's Total Investments                 50-70%

Percentage of Growth Investor Fund's Total Investments                   70-90%

Underlying Portfolios Qualifying for Purchase

Victory Funds

Value Fund
Diversified Stock Fund
Stock Index Fund
Growth Fund
Established ValueFund
Special Value Fund
Small Company Opportunity Fund
International Growth Fund
Nasdaq-100 Index(R) Fund

Other Funds*

INVESCO Dynamics Fund
Berger Small Company Growth Fund


Dreyfus International Value Fund


For a brief description of each Underlying Portfolio, see the "Investments Section" of this Prospectus.

                       Fixed Income and Specialty Funds

Percentage of Conservative Investor Fund's Total Investments             50-70%

Percentage of Moderate Investor Fund's Total Investments                 30-50%

Percentage of Growth Investor Fund's Total Investments                   10-30%

Funds listed are as of the date of this Prospectus and may change at any time.

Underlying Portfolios Qualifying for Purchase

Victory Funds


Real Estate Fund
Convertible Fund





Intermediate Income Fund
Fund for Income

Other Funds*

Loomis Sayles Bond Fund





                             Money Market Fund**

Percentage of Conservative Investor Fund's Total Investments              0-15%

Percentage of Moderate Investor Fund's Total Investments                  0-15%

Percentage of Growth Investor Fund's Total Investments                    0-15%

Underlying Portfolios Qualifying for Purchase

Victory Funds

Financial Reserves Fund

 *Total investments in Other Funds is expected to range between 10% and 25% of total investments of each of the LifeChoice Funds.

**Total investments in the Money Market Fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of variable fund purchases by each of the Funds.

Principal Risks

You may lose money by investing in a LifeChoice Fund. Each LifeChoice Fund is subject to the following principal risks, more fully described in "Risk Factors." Each LifeChoice Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

   The market value of securities acquired by a LifeChoice Fund, including securities of the Underlying Portfolios, declines.

     Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

     Value stocks fall out of favor relative to growth stocks.

   A company's earnings do not increase as expected.

   Interest rates rise.

   An issuer's credit quality is downgraded or an issuer defaults on its securities.

   A LifeChoice Fund or an Underlying Portfolio must reinvest interest or sale proceeds at lower rates.

   The rate of inflation increases.

   Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

   The price of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.

     An investment in a LifeChoice Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain risks are associated with the operation of a fund of funds:


   The LifeChoice Funds Asset Allocation Committee does not execute a LifeChoice Fund's principal investment strategies effectively, for example, by emphasizing investment in a market sector that underperforms others.

   The Adviser is subject to various conflicts of interest because of the "fund of funds" structure of the LifeChoice Funds. The Board of Trustees has adopted policies to monitor those potential conflicts.


   Other Funds may follow some or all of the investment practices of the Victory Funds and/or may follow other investment practices. The LifeChoice Funds have little or no control over the investment activities of the Other Funds. There may be additional investment practices, not discussed in this Prospectus or in the Statement of Additional Information (SAI), that both the Victory Funds and Other Funds may engage in from time to time.

   The Funds may invest in mutual funds that concentrate (that is, invest more than 25% of their total assets) in a single industry. Shares of these mutual funds may fluctuate in value more than shares of funds that do not concentrate their investments in a single industry.

   Some of the Other Funds may limit the ability of the LifeChoice Funds to sell their investments in those funds at certain times. In this case, the LifeChoice Funds' investment in those shares will be considered "illiquid" and subject to the overall limitation on investment in illiquid securities.

   From time to time, an Underlying Portfolio in which a LifeChoice Fund invests may choose to redeem the Fund's shares "in kind." That is, the Underlying Portfolio may give the LifeChoice Fund securities from its portfolio rather than the cash value of those securities. If the Adviser determines that it is in the best interests of shareholders, a LifeChoice Fund may keep those securities in its portfolio, even if the Fund could not otherwise purchase those securities.

Investment Performance

The bar charts and tables shown below give an indication of the risks of investing in each LifeChoice Fund by showing changes in its performance for various time periods ending December 31st. The bar charts, tables, and highest and lowest returns do not include the effect of a sales charge of 5.75%, which was in effect from March 1, 1999 through November 30, 1999. If the sales charge were reflected, returns for 1999 would be less than those shown. The figures shown assume reinvestment of dividends and distributions. A Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Conservative Investor Fund

1997      12.71
1998       6.46
1999       7.62
2000       6.84
2001      -1.48

Moderate Investor Fund

1997      14.83
1998       7.83
1999      11.30
2000       4.31
2001      -4.59

Growth Investor Fund

1997      16.91
1998       8.80
1999      15.41
2000       1.30
2001      -9.51


During the periods shown in the bar chart, each Fund's highest and lowest return for a quarter were as follows:


                         Highest                     Lowest

Conservative               7.41%                     -6.44%
Investor        (Quarter ending 6/30/97)    (Quarter ending 9/30/01)

Moderate                 11.92%                     -10.11%
Investor        (Quarter ending 12/31/98)   (Quarter ending 9/30/98)

Growth                   14.76%                     -14.04%
Investor        (Quarter ending 12/31/98)   (Quarter ending 9/30/01)

The table below shows how each LifeChoice Fund's average annual returns compare to the returns of two broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the Periods ended
December 31, 2001)                       1 Year     5 Years

Conservative Investor Fund

Return Before Taxes                      -1.48%       6.33%

Return After Taxes on Distributions      -3.32%       4.12%

Return After Taxes on Distributions
and Sale of Fund Shares                  -0.29%       4.16%

Moderate Investor Fund

Return Before Taxes                      -4.59%       6.52%

Return After Taxes on Distributions      -6.17%       4.39%

Return After Taxes on Distributions
and Sale of Fund Shares                  -2.10%       4.49%

Growth Investor Fund

Return Before Taxes                      -9.51%       6.12%

Return After Taxes on Distributions     -11.25%       3.92%

Return After Taxes on Distributions
and Sale of Fund Shares                  -4.48%       4.31%

S&P 500 Index(1)                        -11.88%      10.70%

Lehman Brothers Aggregate Bond Index(1)   8.45%       7.43%

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-to-large-sized companies. The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than one year), investment-grade fixed-income securities. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the LifeChoice Funds.

Shareholder Transaction         Conservative       Moderate        Growth
Expenses (paid directly           Investor         Investor       Investor
from your investment)(1)            Fund             Fund           Fund

Maximum Sales
Charge Imposed
on Purchases (as a
percentage of offering price)       NONE             NONE           NONE

Maximum Deferred
Sales Charge
(as a percentage of the lower
of purchase or sale price)          NONE             NONE           NONE

Maximum Sales
Charge Imposed
on Reinvested
Dividends                           NONE             NONE           NONE

Redemption Fees                     NONE             NONE           NONE

Exchange Fees                       NONE             NONE           NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                     0.20%            0.20%          0.20%

Distribution (12b-1) Fees           0.00%            0.00%          0.00%


Other Expenses (includes a
shareholder servicing fee of 0.25%) 1.07%            0.40%          0.70%

Total Fund
Operating Expenses(2)               1.27%            0.60%          0.90%

Fee Waiver/Expense
Reimbursement                      (1.07%           (0.40%         (0.70%

Net Expenses                        0.20%            0.20%          0.20%

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2)The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of the Funds (excluding certain items) will not exceed 0.20% until at least February 28, 2003.


EXAMPLE: The following Example is designed to help you compare the cost of investing in each LifeChoice Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each LifeChoice Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each LifeChoice Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year   3 Years   5 Years   10 Years

ConservativeInvestor Fund       $20       $297      $594     $1,440

ModerateInvestor Fund           $20       $152      $295       $712

GrowthInvestor Fund             $20       $217      $430     $1,043

(1)This Example assumes that net operating expenses of the Funds will equal 0.20% until February 28, 2003, and thereafter will equal 1.27%, 0.60%, and 0.90%, respectively, for the Conservative, Moderate, and Growth Investor Funds.

Total estimated expenses of the Conservative Investor Fund, the Moderate Investor Fund, and the Growth Investor Fund, including the effect of waivers of fees and reimbursements of expenses by the Adviser, including expenses of the Underlying Portfolios, are 1.33%, 1.35%, and 1.42%, respectively.

Expenses of the Underlying Portfolios

In addition to bearing the expenses incurred by the LifeChoice Funds, you will indirectly bear a proportionate share of the expenses of the Underlying Portfolios in which the LifeChoice Funds invest, including management fees, administration fees, and custodian fees. The Board of Trustees has determined that the advisory fees that the LifeChoice Funds pay to the Adviser are for services that add to, rather than duplicate, services provided to the Underlying Portfolios by their service providers. Some of the Underlying Portfolios may incur expenses in the form of shareholder servicing fees and distribution plan expenses in the form of "12b-1 fees."

Investments

Each LifeChoice Fund invests primarily in the Underlying Portfolios described below.

     For cash management or for temporary defensive purposes in response to market conditions, each LifeChoice Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a LifeChoice Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which LifeChoice Funds can invest in certain types of securities, see the SAI.


     Below is a summary of the investment objective and principal strategies of each of the Victory Funds and Other Funds in which the LifeChoice Funds currently may invest.


     The Board of Trustees may authorize the Adviser to invest in additional Funds at any time, without notice to shareholders.





Victory Funds that Invest Primarily in Equity Securities


Value Fund invests primarily in companies that have above average total return potential and are historically inexpensive.


Diversified Stock Fund invests primarily in large, established companies that are traded on U.S. exchanges.

Stock Index Fund invests primarily in the stocks comprising the Standard & Poor's 500 Composite Stock Index.


Growth Fund invests primarily in companies with superior prospects for long-term earnings growth and price appreciation.


Established Value Fund invests primarily in equity securities of companies with market capitalizations at the time of purchase within the range of capitalization of companies comprising the Russell Midcap Index, which currently is between $232 million and $15.2 billion.

Special Value Fund invests primarily in small and medium size companies with above average total return potential. Small and medium companies are companies that, at the time of purchase have market capitalizations within the range of the Standard & Poor's Mid-Cap Index, which currently is between $225 million and $10.5 billion.

Small Company Opportunity Fund invests primarily in small companies that show the potential for high earnings growth in relation to their price-earnings ratio. Small companies are companies that, at the time of purchase have market capitalizations within the range of capitalization of companies comprising the Russell 2000 Index, which currently is between $4 million and $2.3 billion.


International Growth Fund invests primarily in equity securities of foreign corporations, most of which will be denominated in foreign currencies.

Nasdaq-100 Index(R) Fund invests primarily in the stocks comprising the Nasdaq-100 Index.(R)

Victory Funds that Invest Primarily in Specialty Securities

Real Estate Fund invests at least 80% of its total assets in real-estate related companies.

Convertible Fund invests primarily in securities convertible into common stock, including bonds, notes, and preferred stock. A significant portion of the assets may be comprised of below-investment-grade securities.

Victory Funds that Invest Primarily in Fixed Income Securities





Intermediate Income Fund invests in debt securities issued by corporations and the U.S. government and its agencies and instrumentalities.

Fund for Income invests primarily in securities issued by the U.S. government and its agencies or instrumentalities.





Victory Funds that Invest in Money Market Securities


Financial Reserves Fund invests primarily in high-quality U.S. dollar denominated money market instruments.

Other Funds


As of March 1, 2002, one or more of the LifeChoice Funds invested in the following Other Funds:


INVESCO Dynamics Fund invests primarily in mid-size U.S. companies (market capitalization between $1 and $10 billion).


Berger Small Company Growth Fund invests in small companies with the potential for rapid earnings growth.

Dreyfus International Value Fund invests in equity securities of foreign issuers which The Dreyfus Corporation considers to be value companies.

Loomis Sayles Bond Fund invests primarily in fixed income securities. Up to 20% of its assets may be invested in preferred stocks.


   LIMIT: The LifeChoice Funds, with other accounts managed by the Adviser and its affiliates, may not invest in more than 3% of the outstanding shares of any one Other Fund.

Risk Factors


This Prospectus describes the principal risks that you may assume as an investor in a LifeChoice Fund.


     Each LifeChoice Fund is subject to the following principal risks.

General Risks:

     Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a LifeChoice Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.


     Manager risk is the risk that a LifeChoice Fund's Asset Allocation Committee may implement its investment strategy in a way that does not produce the intended result.


Risks associated with investing in equity securities:

     Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in foreign securities:

     Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of a LifeChoice Fund's securities.

     Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Risks associated with investing in debt securities:

     Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates. Rapid increases in interest rates could cause the value of money market fund shares to decrease in value below $1.00 per share.

     Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a LifeChoice Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

     Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

     Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical rating organizations such as Standard & Poor's, Fitch IBCA
     International, or Moody's Investors Service.

Risks associated with investing in below-investment-grade securities:

     Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with investment-grade securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than investment-grade securities.

Risks associated with investing in mortgage-related securities:

     Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

     Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a LifeChoice Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risks associated with investing in real estate securities:

     Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While a LifeChoice Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs* may be affected by changes in property value, while mortgage REITs** may be affected by credit quality and interest rates.

 *Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

**Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan. Mortgage REITs are also subject to interest rate risk, described above.

     Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.

Risks associated with investing in technology securities:

     The market value of technology securities may be substantially more volatile than securities in the broader stock market. Technology companies may experience obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Important Considerations


What is a Fund of Funds?

A "fund of funds" is an investment company that pursues its investment objective by investing primarily in shares of other mutual funds. These mutual funds themselves invest in different combinations of equity securities, fixed income and specialty securities, or cash reserves.

What are the Benefits of Investing in a Fund of Funds?

There are thousands of mutual funds available for investment, with many different objectives, strategies, and policies. Choosing the right balance and mix of mutual funds to meet your needs can be difficult and time-consuming. The LifeChoice Funds offer an efficient and cost-effective alternative to achieving your long-term investment goals by providing access to three different, yet comprehensive, portfolio mixes. You simply select the LifeChoice Fund strategy that you think is right for your investment objective, time horizon, and level of risk tolerance. The Adviser manages the selection and allocation of underlying mutual funds consistent with the overall strategy for each Fund.


You should consult with your Investment Professional to help determine your investment objectives and risk tolerance.

The following examples show some possible characteristics of each investor type and how the matching portfolio allocation might look. The allocation can change within each designated range based on market conditions and will vary over time.

Conservative Investor

Investment Objective: Income with a moderate level of growth

Current Age:
Late 50s through retirement

-OR-

Time Horizon:


At least 5 years


Risk Tolerance: Low to moderate

If you seek income but are also concerned about protecting the value of your investment and/or have a shorter time horizon and a lower tolerance for volatility, you might find the Conservative Investor Fund to be a suitable investment.


Equity            35%
Money Market       2%
Fixed Income      63%


                        Ranges

Equity                  30-50%

Fixed Income/
Specialty               50-70%

Money
Market                   0-15%

Moderate Investor

Investment Objective: Growth with a moderate level of income

Current Age:
Early 40s to late 50s

-OR-

Time Horizon:


5-10 years


Risk Tolerance: Moderate to high

If you seek capital appreciation, with some income, have a longer time horizon and moderate tolerance for volatility, you might find the Moderate Investor Fund to be a suitable investment.


Equity            58%
Money Market       2%
Fixed Income      40%


                        Ranges

Equity                  50-70%

Fixed Income/
Specialty               30-50%

Money
Market                   0-15%

Growth Investor

Investment Objective: Growth

Current Age:
20s to early 40s

-OR-

Time Horizon:


More than 10 years


Risk Tolerance: High

If you seek potential for capital appreciation with a longer time horizon and a higher tolerance for volatility, you might find the Growth Investor Fund to be a suitable investment.


Equity            80%
Money Market       2%
Fixed Income      18%


                        Ranges

Equity                  70-90%

Fixed Income/
Specialty               10-30%

Money
Market                   0-15%

Share Price

Each LifeChoice Fund calculates its share price, called its "net asset value"
(NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     A LifeChoice Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares if an Underlying Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.


     The LifeChoice Funds price their investments based on net asset value quotations of the mutual funds in which they invest. When these quotations are not readily available, the LifeChoice Funds price their investments at fair value according to procedures approved by the Board of Trustees.


     Each LifeChoice Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.

          Total Assets-Liabilities
 NAV = -------------------------------
        Number of Shares Outstanding


     You can find a LifeChoice Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Fund's website at victoryfunds.com.


     The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of LifeChoice Fund shares you own gives you the value of your investment.

     Buying a Dividend. You should check a LifeChoice Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the LifeChoice Funds' investments. The LifeChoice Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A LifeChoice Fund will distribute short-term gains, as necessary, and if a LifeChoice Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a LifeChoice Fund.

     Ordinarily, each LifeChoice Fund declares and pays dividends quarterly.


     Please check with your Investment Professional to find out if the following options are available to you.


Distributions can be received in one of the following ways.

     REINVESTMENT OPTION

     You can have distributions automatically reinvested in additional shares of your LifeChoice Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

     CASH OPTION

     A check will be mailed to you no later than seven days after the dividend payment date.

     INCOME EARNED OPTION

     You can automatically reinvest your dividends in additional shares of a LifeChoice Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

     DIRECTED DIVIDENDS OPTION

     In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

     DIRECTED BANK ACCOUNT OPTION

     In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a LifeChoice Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your LifeChoice Fund account.

Important Information about Taxes

Each LifeChoice Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     Dividends from a LifeChoice Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a LifeChoice Fund's long-term capital gains are taxable as long-term capital gain.

     Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     Dividends from a LifeChoice Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a LifeChoice Fund.

     An exchange of a LifeChoice Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a LifeChoice Fund, you must recognize any gain or loss.

     Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     Tax statements will be mailed from each LifeChoice Fund every January showing the amounts and tax status of distributions made to you.

     Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     A LifeChoice Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a LifeChoice Fund is notified by the Internal Revenue Service that backup withholding is required.

     You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a LifeChoice Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a LifeChoice Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

       All you need to do to get started is to fill out an application.

Shareholder Servicing Plan

The LifeChoice Funds have adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services for its customers who are shareholders of the LifeChoice Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services, a LifeChoice Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The LifeChoice Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The LifeChoice Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan

Victory has adopted a Rule 12b-1 Distribution and Service Plan for the Funds. The Funds do not make any payments under this plan. See the SAI for more details regarding this plan.


     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated institutions that provide administrative and recordkeeping services or provide distribution services to the Funds.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A Shares, see the "Financial Highlights" at the end of this Prospectus.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLEIRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a LifeChoice Fund.

     If you buy shares directly from the LifeChoice Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Keep these addresses handy for purchases, exchanges, or redemptions.

Make your check payable to:  The Victory Funds





BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE

800-539-FUND (800-539-3863)

ON THE INTERNET

victoryfunds.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from the Shareholder Forms section of victoryfunds.com. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 9:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the LifeChoice Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the LifeChoice Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a LifeChoice Fund.


Retirement Plans

You can use the LifeChoice Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the LifeChoice Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after youraccount is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class G Shares of any Victory Fund for shares of any Victory money market fund or a LifeChoice Fund. You may also exchange your shares of any Victory money market fund or a LifeChoice Fund for Class A or Class G Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.

   You can exchange shares of a LifeChoice Fund by calling 800-539-FUND, at victoryfunds.com, or by writing Victory. When you exchange shares of a
           LifeChoice Fund, you should keep the following in mind:


     Shares of the Fund selected for exchange must be available for sale in your state of residence.


     The Fund shares you want to exchange and the Fund shares you want to buy must offer the exchange privilege.

     If you own Class A Shares of a LifeChoice Fund, you may have to pay a sales charge if you exchange them for Class A Shares of another Victory Fund; you pay the percentage point difference between that Fund's sales charge and any sales charge you previously paid in connection with the shares you are exchanging.


     On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


     You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.


     The registration and tax identification numbers of the two accounts must be identical.

     You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

     Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


     Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.


     An exchange of Fund shares constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.


You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting victoryfunds.com.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at victoryfunds.com.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

   Mail a check to the address of record;

   Wire funds to a previously designated domestic financial institution;

   Mail a check to a previously designated alternate address; or

   Electronically transfer your redemption via the Automated Clearing House
   (ACH) to a previously designated financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

   Your account registration has changed within the last 15 days;

   The check is not being mailed to the address on your account;

   The check is not being made payable to the owner of the account;

   The redemption proceeds are being transferred to another Victory Group account with a different registration; or


   The check or wire is being sent to a different bank account than was previously designated.


You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

   Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.

   A LifeChoice Fund may suspend your right to redeem your shares in the following circumstances:

     During non-routine closings of the NYSE;

     When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

     When the SEC orders a suspension to protect a Fund's shareholders.

   Each LifeChoice Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a LifeChoice Fund's net assets. Each LifeChoice Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management
  of the LifeChoice Funds


About Victory

Each LifeChoice Fund is a member of The Victory Portfolios, a group of 27 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the LifeChoice Funds.

The Investment Adviser and Sub-Administrator

Each LifeChoice Fund has an Advisory Agreement which is one of its most important contracts. Victory Capital Management Inc. (the Adviser), a New York corporation registered as an investment adviser with the SEC, is the adviser to each of the LifeChoice Funds. The Adviser, a subsidiary of KeyCorp, oversees the operations of the LifeChoice Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser and its affiliates manage assets totaling in excess of $72 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 2001, the Adviser was paid advisory fees based on a percentage of the average daily net assets of each LifeChoice Fund (after waivers) as shown in the following table.

LifeChoice Conservative Investor Fund          0.02%

LifeChoice Moderate Investor Fund              0.02%

LifeChoice Growth Investor Fund                0.02%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. a fee at the annual rate of up to 0.05% of each LifeChoice Fund's average daily net assets to perform some of the administrative duties for the LifeChoice Funds.

Portfolio Management

The LifeChoice Funds Asset Allocation Committee of the Adviser manages each Fund's investments. No one person is primarily responsible for making investment recommendations. The Committee is responsible for the selection of and allocation among the Underlying Portfolios.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the LifeChoice Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

Victory LifeChoice Funds --
Asset Allocation Committee


Anthony Aveni is the Chief Investment Officer and a Senior Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1981. He has served on the Committee since January 1999.

Christopher K. Dyer is the Managing Director of the Adviser's Investment & Retirement Products. He has been associated with the Adviser or an affiliate since 1985. Mr. Dyer is responsible for the product management of all Victory's retirement and investment-related products, including mutual funds, distributed to all markets and through all channels.Mr. Dyer has served on the Committee since its inception in December 1996.

Richard J. Nash is Chief Market Strategist and a Managing Director of the Adviser. He is the author/editor of Victory Voice, the Adviser's monthly newsletter and has been associated with the Adviser or an affiliate since 1995. He has served on the Committee since March 2000.



Stephen Lavelle is the Director of the Adviser's Investment Products. He has been associated with the Adviser or an affiliate since 1994. Mr. Lavelle is responsible for the product management of all Victory's investment-related products, including mutual funds, distributed to all markets and through all channels. Mr. Lavelle has served on the Committee since September 1997.

Deborah Mirtich is the Director of the Adviser's Asset Allocation Services. She has been with this department for four years and associated with the Adviser or an affiliate since 1995. Ms. Mirtich has served on the Committee since September 1998.

                      OPERATIONAL STRUCTURE OF THE FUNDS

                                   TRUSTEES                 ADVISER

                                 SHAREHOLDERS

         FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

                Advise current and prospective shareholders on
                           their Fund investments.

                                TRANSFER AGENT

                             BISYS Fund Services
                             and its affiliates
                              3435 Stelzer Road
                             Columbus, OH 43219


   Provides services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


      ADMINISTRATOR, DISTRIBUTOR,                        CUSTODIAN
          AND FUND ACCOUNTANT
                                               KeyBank National Association
          BISYS Fund Services                        127 Public Square
          and its affiliates                        Cleveland, OH 44114
           3435 Stelzer Road
          Columbus, OH 43219                     Provides for safekeeping of
                                               the Funds' investments and cash,
     Markets the Funds, distribut                 and settles trades made by
 shares through Investment Professionals,                  the Funds.
    and calculates the value of shares.
 As Administrator, handles the day-to-day activities of the Funds.

       SUB-ADMINISTRATOR


Victory Capital Management Inc.

       127 Public Square
      Cleveland, OH 44114

        Performs certain
 sub-administrative services.

     The LifeChoice Funds are supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information

Some additional information you should know about the LifeChoice Funds.


Fund Classes


The LifeChoice Funds currently offer only the class of shares described in this Prospectus. At some future date, the LifeChoice Funds may offer additional classes of shares. A LifeChoice Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of each LifeChoice Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each LifeChoice Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the LifeChoice Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the LifeChoice Funds will send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the LifeChoice Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.


   If you would like to receive additional copies of any materials, please call the LifeChoice Funds at
                                800-539-FUND.

Financial Highlights                                 CONSERVATIVE INVESTOR FUND


The Financial Highlights table is intended to help you understand each LifeChoice Fund's financial performance for the past five fiscal periods. Certain information shows the results of an investment in one share of a LifeChoice Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a LifeChoice Fund (assuming reinvestment of all dividends and distributions).

     The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the LifeChoice Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                                                 December 1,      December 31,
                                               Year              Year             Year              1997              1996
                                               Ended             Ended            Ended            through           through
                                            October 31,       October 31,      October 31,       October 31,      November 30,
                                               2001              2000             1999             1998<F3>            1997<F2>

Net Asset Value, Beginning of Period          $11.37            $10.78            $10.72           $10.89            $10.00

Investment Activities
     Net investment income                      0.48              0.53              0.45             0.37              0.31
     Net realized and unrealized gains/
       (losses) from investments               (0.97)             0.69              0.41            (0.12)             0.84<F6>

         Total from Investment Activities      (0.49)             1.22              0.86             0.25              1.15

Distributions
     Net investment income                     (0.48)            (0.53)            (0.58)           (0.39)            (0.26)
     Net realized gains                        (0.25)            (0.10)            (0.22)           (0.03)               --

         Total Distributions                   (0.73)            (0.63)            (0.80)           (0.42)            (0.26)

Net Asset Value, End of Period                $10.15            $11.37            $10.78           $10.72            $10.89

Total Return                                   (4.44)%           11.56%             8.24%            2.29%<F4>        11.62%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)             $8,517            $7,553            $6,686           $7,633            $9,137
Ratio of expenses to
   average net assets <F7>                      0.20%             0.20%             0.19%            0.23%<F5>         0.29%<F5>
Ratio of net investment income
   to average net assets <F7>                   4.35%             4.74%             3.97%            3.72%<F5>         3.41%<F5>
Ratio of expenses to
   average net assets<F1>                       1.27%             1.46%             1.46%            1.50%<F5>         5.18%<F5>
Ratio of net investment income
   to average net assets<F1>                    3.28%             3.48%             2.70%            2.45%<F5>        (1.48)%<F5>
Portfolio turnover                                36%               56%               57%              78%               19%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Income & Growth Fund became the
     Victory LifeChoice Conservative Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Income & Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

<F7> Effective February 28, 2001, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Fund at a maximum of 0.20% until at least February 28, 2002.



Financial Highlights                                     MODERATE INVESTOR FUND


The Financial Highlights table is intended to help you understand each LifeChoice Fund's financial performance for the past five fiscal periods. Certain information shows the results of an investment in one share of a LifeChoice Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a LifeChoice Fund (assuming reinvestment of all dividends and distributions).

     The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the LifeChoice Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                                                December 1,       December 31,
                                               Year             Year              Year             1997               1996
                                               Ended            Ended             Ended           through            through
                                            October 31,      October 31,       October 31,      October 31,       November 30,
                                               2001             2000              1999            1998<F3>           1997<F2>

Net Asset Value, Beginning of Period         $ 12.30           $ 11.66           $ 10.94          $ 11.19            $10.00

Investment Activities
     Net investment income                      0.33              0.43              0.30             0.24              0.20
     Net realized and unrealized gains/
       (losses) from investments               (1.50)             1.02              1.03            (0.14)             1.16

         Total from Investment Activities      (1.17)             1.45              1.33             0.10              1.36

Distributions
     Net investment income                     (0.33)            (0.42)            (0.36)           (0.26)            (0.17)
     Net realized gains                        (0.85)            (0.39)            (0.25)           (0.09)               --

         Total Distributions                   (1.18)            (0.81)            (0.61)           (0.35)            (0.17)

Net Asset Value, End of Period               $  9.95           $ 12.30           $ 11.66          $ 10.94            $11.19

Total Return                                  (10.17)%           12.92%            12.42%            0.90%<F4>        13.64%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)            $29,569           $24,838           $22,798          $19,128            $7,728
Ratio of expenses to
   average net assets <F6>                      0.20%             0.20%             0.20%            0.22%<F5>         0.27%<F5>
Ratio of net investment income
   to average net assets <F6>                   3.19%             3.58%             2.53%            2.32%<F5>         2.26%<F5>
Ratio of expenses to
   average net assets<F1>                       0.60%             0.64%             0.71%            0.93%<F5>         3.32%<F5>
Ratio of net investment income
   to average net assets<F1>                    2.79%             3.14%             2.02%            1.61%<F5>        (0.79)%<F5>
Portfolio turnover                                43%               48%               69%              42%               50%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the
     Victory LifeChoice Moderate Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective February 28, 2001, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Fund at a maximum of 0.20% until at least February 28, 2002.



Financial Highlights                                       GROWTH INVESTOR FUND


The Financial Highlights table is intended to help you understand each LifeChoice Fund's financial performance for the past five fiscal periods. Certain information shows the results of an investment in one share of a LifeChoice Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a LifeChoice Fund (assuming reinvestment of all dividends and distributions).

     The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the LifeChoice Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                                                 December 1,       December 31,
                                                Year             Year              Year             1997               1996
                                                Ended            Ended             Ended           through            through
                                             October 31,      October 31,       October 31,      October 31,       November 30,
                                                2001             2000              1999            1998<F3>           1997<F2>

Net Asset Value, Beginning of Period          $ 13.02           $ 12.19           $ 11.08          $ 11.44            $10.00

Investment Activities
     Net investment income                       0.24              0.32              0.16             0.13              0.11
     Net realized and unrealized gains/
       (losses) from investments                (2.36)             1.35              1.51            (0.07)             1.43

         Total from Investment Activities       (2.12)             1.67              1.67             0.06              1.54

Distributions
     Net investment income                      (0.24)            (0.31)            (0.25)           (0.14)            (0.10)
     Net realized gains                         (1.20)            (0.53)            (0.31)           (0.28)               --

         Total Distributions                    (1.44)            (0.84)            (0.56)           (0.42)            (0.10)

Net Asset Value, End of Period                $  9.46           $ 13.02           $ 12.19          $ 11.08            $11.44

Total Return                                   (17.88)%           14.23%            15.33%            0.52%<F4>        15.46%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)             $14,731           $17,413           $16,114          $12,018            $7,515
Ratio of expenses to
   average net assets <F6>                       0.20%             0.20%             0.20%            0.23%<F5>         0.30%<F5>
Ratio of net investment income
   to average net assets <F6>                    2.18%             2.48%             1.31%            1.19%<F5>         0.81%<F5>
Ratio of expenses to
   average net assets<F1>                        0.90%             0.88%             1.01%            1.16%<F5>         3.67%<F5>
Ratio of net investment income
   to average net assets<F1>                     1.48%             1.80%             0.50%            0.26%<F5>        (2.56)%<F5>
Portfolio turnover                                 39%               62%               52%              30%              106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations)
     through November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Growth Fund became the
     Victory LifeChoice Growth Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective February 28, 2001, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Fund at a maximum of 0.20% until at least February 28, 2002.



                   This page is intentionally left blank.

                    This page is intentionally left blank.

                    This page is intentionally left blank.

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


   If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports


Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at

800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND
(800-539-3863).


By mail:


    The Victory Funds
    P.O. Box 182593
    Columbus, OH 43218-2593




You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at victoryfunds.com or from the SEC at http://www.sec.gov (text only).


   The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

                 Investment Company Act File Number 811-4852


                                                             VF-VLCF-PRO (3/02)

Prospectus

Money Market Funds




Prime Obligations Fund
Class A Shares

Financial Reserves Fund
Class A Shares


Gradison Government
Reserves Fund
Trust Shares and Class G Shares


Tax-Free
Money Market Fund
Class A Shares

Ohio Municipal
Money Market Fund
Class A Shares


March 1, 2002


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO(R)


victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.





      Prime Obligations Fund
        Class A Shares                                                2

      Financial Reserves Fund
        Class A Shares                                                4

      Gradison Government Reserves Fund
        Trust and Class G Shares                                      6

      Tax-Free Money Market Fund
        Class A Shares                                                8

      Ohio Municipal Money Market Fund
        Class A Shares                                               10

Investments                                                          12

Risk Factors                                                         14

Share Price                                                          15

Dividends, Distributions, and Taxes                                  15

Investing with Victory                                               17

       How to Buy Shares                                             18

       How to Exchange Shares                                        20

       How to Sell Shares                                            21

Organization and Management of the Funds                             23

Additional Information                                               25

Financial Highlights






      Prime Obligations Fund                                         26

      Financial Reserves Fund                                        27

      Gradison Government Reserves Fund                              28

      Tax-Free Money Market Fund                                     29

      Ohio Municipal Money Market Fund                               30


Key to Financial Information

Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.

Shares of the Funds are:

    Not insured by the FDIC;

    Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

    Subject to possible investment risks, including possible loss of the amount invested.

Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Strategy

Each Fund pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. However, each Fund has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review each Fund's "Risk/Return Summary" and the "Investments" section for an overview.


Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

      The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

      A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

Who May Want to Invest in the Funds

      Investors seeking relative safety and easy access to investments

      Investors with a low risk tolerance

      Investors seeking preservation of capital

      Investors willing to accept lower potential returns in return for safety

      Investors seeking the ability to convert their investment to cash quickly


Fees And Expenses

No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Gradison Government Reserves Fund offers two classes of shares: Trust Shares and Class G Shares. Each other Fund offers Class A Shares.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.

    The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs.

Risk/Return Summary


PRIME OBLIGATIONS FUND

CLASS A SHARES
Cusip#: 926464108
Ticker: SPOXX

Investment Objective

The Fund seeks to provide current income consistent with liquidity and stability of principal.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Under normal market conditions, the Fund invests in:

        Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

        Short-term corporate obligations, such as commercial paper, notes, and bonds.

        Repurchase agreements.

        Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

        U.S. government securities.

        When-issued or delayed-delivery securities.

        Eurodollar debt obligations.

Important characteristics of the Fund's investments:

        Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the Statement of Additional Information.

        Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

      The portfolio manager does not execute the Fund's principal investment strategies effectively.

      An issuer defaults on its obligation.

      An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

      The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

      Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

      Interest rates decline, resulting in a lower yield for the Fund.

      Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

      Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PRIME OBLIGATIONS FUND

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

      1992 3.47%
      1993 3.04%
      1994 3.89%
      1995 5.31%
      1996 4.71%
      1997 4.93%
      1998 4.94%
      1999 4.59%
      2000 5.83%
      2001 3.56%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.50% (quarter ending September 30, 2000) and the lowest return for a quarter was 0.46% (quarter ending December 31, 2001).

Average Annual Total Returns
(for the Periods ended               Past      Past       Past
December 31, 2001)                 One Year   5 Years   10 Years
Class A                             3.56%      4.77%      4.42%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit victoryfunds.com and select Money Market Funds under Daily Prices.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)                     Class A

Maximum Sales Charge
Imposed on Purchases                                          NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)      NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                       NONE

Redemption Fees                                               NONE

Exchange Fees                                                 NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                              0.35%

Distribution (12b-1) Fees                                    0.00%

Other Expenses
(includes a shareholder servicing fee of 0.25%)              0.41%

Total Fund Operating Expenses                                0.76%

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years    5 years    10 years
Class A     $78      $243        $422      $942

Risk/Return Summary

FINANCIAL RESERVES FUND


CLASS A SHARES
Cusip#: 926464678
Ticker: FNRXX

Investment Objective

The Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.

Under normal market conditions, the Fund invests in:

      Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

      Short-term corporate obligations, such as commercial paper, notes, and bonds.

      Repurchase agreements.

      Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

      U.S. government securities.

      When-issued or delayed-delivery securities.

      Eurodollar debt obligations.

Important characteristics of the Fund's investments:

      Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

     Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

     The Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

      The portfolio manager does not execute the Fund's principal investment strategies effectively.

      An issuer defaults on its obligation.

      An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

      The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

      Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

      Interest rates decline, resulting in a lower yield for the Fund.

      Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

      Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FINANCIAL RESERVES FUND

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

      1992 3.38%

      1993 2.78%

      1994 3.95%

      1995 5.54%

      1996 4.93%

      1997 5.09%

      1998 5.05%

      1999 4.69%

      2000 5.92%

      2001 3.69%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.52% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.48% (quarter ending December 31, 2001).

Average Annual Total Returns
(for the Periods ended           Past        Past     Past
December 31, 2001)             One Year    5 Years  10 Years

Class A                          3.69%      4.88%     4.50%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit victoryfunds.com and select Money Market Funds under Daily Prices.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)                Class A

Maximum Sales Charge
Imposed on Purchases                                    NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower
of purchase or sale price)                              NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption Fees                                         NONE

Exchange Fees                                           NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                         0.50%

Distribution (12b-1) Fees                               0.00%

Other Expenses                                          0.18%

Total Fund Operating Expenses                           0.68%

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 year   3 years   5 years   10 years

Class A     $69       $218      $379       $847

Risk/Return Summary

GRADISON GOVERNMENT RESERVES FUND

TRUST SHARES
Cusip#: 926464181
Ticker: VGGXX

CLASS G SHARES
Cusip#: 926464363
Ticker: GMUXX

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Principal Investment Strategies

The Fund pursues its investment objective by investing only in certain securities issued by the U.S. government, its agencies and/or instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund intends to invest primarily, and may invest exclusively, in these obligations of U.S. government instrumentalities. The Fund plans, as much as possible, to invest in securities whose interest payments are exempt from state and local taxes.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in the instruments described above. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

      Quality: The Fund invests only in U.S. government securities, including those issued by agencies and instrumentalities of the U.S. government. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

      Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

     The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including wholly owned Government corporations enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).

Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     The market value of floating or variable rate securities falls to the extent that the Fund's share price declines below $1.00.

     An agency or instrumentality defaults on its obligation and the U.S. government does not provide financial support. The Fund may be more seriously affected by such an event because it may concentrate its investments in the obligations of a small number of instrumentalities.

     Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

     Interest rates decline, resulting in a lower yield for the Fund.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

GRADISON GOVERNMENT RESERVES FUND

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

     The bar chart shows returns for Class G Shares of the Fund.

    1992 3.33%

    1993 2.51%

    1994 3.45%

    1995 5.24%

    1996 4.75%

    1997 4.90%

    1998 4.87%

    1999 4.51%

    2000 5.74%

    2001 3.45%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.48% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.42% (quarter ending December 31, 2001).

Average Annual Total Returns
(for the Periods ended            Past       Past        Past
December 31, 2001)             One Year    5 Years     10 Years

Class G Shares(1)                3.45%       4.70%       4.27%

(1)Trust Shares do not have a full year's performance as of December 31, 2001. Investment returns for the two classes will be substantially similar and will differ only to the extent that the expenses of the two classes differ.

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit victoryfunds.com and select Money Market Funds under Daily Prices.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses            Trust
(paid directly from your investment)(1)     Shares    Class G

Maximum Sales Charge
Imposed on Purchases                         NONE       NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE       NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.39%      0.39%

Distribution (12b-1) Fees                    0.00%      0.00%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable
to Class G Shares)                           0.16%      0.43%(2)

Total Fund Operating Expenses(3)             0.55%      0.82%

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2)Other expenses are based on estimated amounts for the current fiscal year.

(3)The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, so that net operating expenses (excluding certain items) do not exceed 0.51% for the Trust Shares and 0.76% for the Class G Shares until October 15, 2002.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years

Trust Shares        $56      $176       N/A        N/A

Class G             $84      $262      $455      $1,014

Risk/Return Summary

TAX-FREE MONEY MARKET FUND


CLASS A SHARES
Cusip#: 926464306
Ticker: STOXX

Investment Objective

The Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.

Principal Investment Strategies

The Fund pursues its investment objective by investing in short-term, high-quality municipal securities issued by or on behalf of U.S. states, territories, and possessions.

Under normal circumstances, the Fund invests in:

      Short-term municipal obligations such as commercial paper, notes, and bonds.

      Tax, revenue, and bond anticipation notes.

      Variable rate demand notes and municipal bonds, and participation interests in any of these obligations.

Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term instruments, the interest on which is exempt from federal income tax (including the alternative minimum tax). The Fund will not change this policy except with shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

      Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the Statement of Additional Information.

      Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     A municipality or instrumentality defaults on its obligation or its securities are downgraded.

     The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

     Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

     Interest rates decline, resulting in a lower yield for the Fund.

     Adverse events affecting the banking industry cause the value of the Fund's investments guaranteed by banks to decline.

     Political, economic, business or regulatory events occur in a city or state causing the value of that municipality's securities to decline.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

TAX-FREE MONEY MARKET FUND

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

    1992 2.51%

    1993 2.00%

    1994 2.37%

    1995 3.48%

    1996 2.96%

    1997 3.09%

    1998 2.84%

    1999 2.63%

    2000 3.48%

    2001 2.16%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.31% (quarter ending December 31, 2001).

Average Annual Total Returns
(for the Periods ended            Past       Past      Past
December 31, 2001)              One Year    5 Years  10 Years
Class A                           2.16%     2.84%      2.75%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit victoryfunds.com and select Money Market Funds under Daily Prices.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly
from your investment)(1)                               Class A

Maximum Sales Charge
Imposed on Purchases                                    NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower
of purchase or sale price)                              NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption Fees                                         NONE

Exchange Fees                                           NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                        0.35%

Distribution (12b-1) Fees                              0.00%

Other Expenses
(includes a shareholder servicing fee of 0.25%)        0.43%

Total Fund Operating Expenses                          0.78%

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years
  Class A           $80      $249      $433      $966

Risk/Return Summary

OHIO MUNICIPAL MONEY MARKET FUND


CLASS A SHARES
Cusip#: 926464769
Ticker: AOHXX

Investment Objective

The Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Principal Investment Strategies

The Fund pursues its investment objective by investing in short-term municipal securities.

Under normal circumstances, the Fund invests in:

      Short-term municipal obligations, such as commercial paper, notes, and bonds.

      Tax, revenue, and bond anticipation notes.

      Variable rate demand notes, municipal bonds, and participation interests in any of the above obligations.

     Under normal circumstances, the Fund will invest its assets in short-term instruments so that at least 80% of the income it distributes will be exempt from federal regular income tax and Ohio state income tax. (Federal regular income tax does not include the individual or corporate federal alternative minimum tax.) The Fund will not change this policy except with shareholder approval. The Fund expects to invest substantially all of its assets in these instruments.

Important characteristics of the Fund's investments:

      Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the Statement of Additional Information.

      Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

      The portfolio manager does not execute the Fund's principal investment strategies effectively.

      A municipality or instrumentality defaults on its obligation or its securities are downgraded.

      The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

      Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

      Interest rates decline, resulting in a lower yield for the Fund.

      There is a significant decline in the value of an investment.

      Adverse events affecting the banking industry cause the value of Fund's investments guaranteed by banks to decline.

      Political, economic, business or regulatory events occur in Ohio causing the value of Ohio municipal securities to decline. The Fund could be more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio securities.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

OHIO MUNICIPAL MONEY MARKET FUND

Investment Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.1992 2.60

    1993 1.99%

    1994 2.42%

    1995 3.47%

    1996 3.00%

    1997 3.04%

    1998 2.85%

    1999 2.56%

    2000 3.36%

    2001 2.09%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ending June 30, 1995) and the lowest return for a quarter was 0.29% (quarter ending December 31, 2001).

Average Annual Total Returns
(for the Periods ended             Past       Past      Past
December 31, 2001)               One Year    5 Years  10 Years

Class A                            2.09%     2.78%      2.74%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit victoryfunds.com and select Money Market Funds under Daily Prices.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.
Shareholder Transaction Expenses
(paid directly from your investment)(1)                Class A

Maximum Sales Charge
Imposed on Purchases                                    NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower
of purchase or sale price)                              NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption Fees                                         NONE

Exchange Fees                                           NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                         0.50%

Distribution (12b-1) Fees                               0.00%

Other Expenses
(includes a shareholder servicing fee of 0.25%)         0.43%

Total Fund Operating Expenses                           0.93%

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent. EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year    3 Years   5 Years   10 Years
Class A           $95      $296      $515      $1,143

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.


     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


The Funds may invest in the following types of securities:

Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.


U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.





Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.

U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Securities of certain instrumentalities that are "wholly owned Government corporations" such as the Tennessee Valley Authority. These obligations of U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.


When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.


*Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. The Funds consider these securities to mature on the date that the interest rate adjusts or resets or the date the Fund can demand the payment of principal.


Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


*Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

     This table summarizes the principal risks, described in the following pages, to which the Funds are subject.




     By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.




                                                              Gradison                        Ohio
                                   Prime        Financial    Government      Tax-Free       Municipal
                                Obligations     Reserves      Reserves     Money Market   Money Market
                                   Fund           Fund          Fund           Fund           Fund


   Manager risk,
   income risk,
   adjustable rate                   X              X             X              X              X
   security risk, and
   credit risk

   Tax-exempt
   status risk                                                                   X              X

   Concentration risk                                             X                             X



     It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

General Risks:

      Manager risk is the risk that a Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

      Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.


      Adjustable rate security risk. The market price of an adjustable rate security may fall below its cost.


      Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, or Moody's.

      Interest risk. If interest rates rapidly rise, the decline in value of portfolio securities could cause the share price to decline below $1.00, and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.

Risks associated with investing in municipal debt securities:

      Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.


Concentration risks:


      Concentration risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in the Ohio Municipal Money Market Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the bond market.

        An investment in a Fund is not a complete investment program.

Share Price


The Ohio Municipal Money Market Fund and the Gradison Government Reserves Fund each normally calculates its share price, called the "net asset value"
(NAV), each business day at 12:00 p.m. Eastern Time. Each other Fund normally calculates its NAV each business day at 2:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. ("NYSE") are open. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.


     Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.


     Each Fund's performance can be found daily at victoryfunds.com and once a week in The Wall Street Journal and other newspapers.


Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.

      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend payment date.

      DIRECTED DIVIDENDS OPTION

      In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

      DIRECTED BANK ACCOUNT OPTION

      In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

     An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

     Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

      Ordinary dividends from a Fund are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

      Certain dividends from the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund will be "exempt-interest dividends," which generally are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

      Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

      Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

      An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

      Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

      Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

      Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

      A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

      You should review the more detailed discussion of federal income tax considerations in the SAI.

     The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Shareholder Servicing Plan

The following Funds have adopted a Shareholder Servicing Plan:





      Prime Obligations Fund, Class A Shares

      Financial Reserves Fund, Class A Shares

      Gradison Government Reserves Fund, Class G Shares

      Tax-Free Money Market Fund, Class A Shares

      Ohio Municipal Money Market Fund, Class A Shares


     The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services, each such Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. These Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. These Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan

Victory has adopted a Rule 12b-1 Distribution and Service Plan for Class A Shares of the Financial Reserves Fund and the Ohio Municipal Money Market Fund and Trust Shares and Class G Shares of the Gradison Government Reserves Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional. For historical expense information, see the financial highlights at the end of this Prospectus.


     Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional.

     For historical expense information, see the financial highlights at the end of this Prospectus.

How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account for Class A or Class G Shares of a Fund is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from a Fund and your investment is received and accepted by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Gradison Government Reserves Fund or the Ohio Municipal Money Market Fund), your purchase will be processed the same day.

     The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates. The Gradison Government Reserves Fund offers Trust Shares. Trust Shares are available to accounts for which KeyBank N.A. (or its affiliates), as a fiduciary, has sole or shared investment responsibility.

     When you buy shares of a Fund, your cost will normally be $1.00 per share. Keep these addresses handy for purchases, exchanges, or redemptions.

Make your check payable to: The Victory Funds






BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE

800-539-FUND (800-539-3863)

ON THE INTERNET

victoryfunds.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from the Shareholder Forms section of victoryfunds.com. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 9:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation. Generally, Funds that pay tax-free dividends are not appropriate investments for retirement accounts.

     If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange your Class A or Class G Shares of any Victory Fund for shares of any Victory money market fund or a LifeChoice Fund. You may also exchange your shares of any Victory money market fund or a LifeChoice Fund for Class A or Class G Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Gradison Government Reserves Fund or the Ohio Municipal Money Market
Fund), your exchange will be processed the same day.

        You can exchange shares of a Fund by calling 800-539-FUND, at victoryfunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

  Shares of the Fund selected for exchange must be available for sale in your state of residence.

  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

  If you exchange into a Fund with a sales charge, you pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

  On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

  The registration and tax identification numbers of the two accounts must be identical.

  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

  A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.

  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

   You can obtain a list of funds available for exchange by calling
          800-539-FUND or by visiting victoryfunds.com.

How to Sell Shares


If your request is received in good order by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Gradison Government Reserves Fund and the Ohio Municipal Money Market Fund), your redemption will be processed the same day. You cannot redeem your shares at victoryfunds.com.


     There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;

  Wire funds to a previously designated domestic financial institution; n

  Mail a check to a previously designated alternate address; or

  Electronically transfer your redemption via the Automated Clearing House
  (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 days;

  The check is not being mailed to the address on your account;

  The check is not being made payable to the owner of the account;

  The redemption proceeds are being transferred to another Victory Group account with a different registration; or


  The check or wire is being sent to a different bank account than was previously designated.


     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Gradison Government Reserves Fund and the Ohio Municipal Money Market Fund), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Gradison Government Reserves Fund and the Ohio Municipal Money Market Fund). It will be transferred by ACH as long as the transfer is to a domestic bank.

CHECK WRITING

Shareholders of the following Funds may withdraw funds by writing a check for $100.00 or more:






  Prime Obligations Fund

  Gradison Government Reserves Fund (Class G only)

  Tax-Free Money Market Fund

  Ohio Municipal Money Market Fund

     In order to activate the check writing option on your account, you must sign a signature card. After your completed signature card is received, an initial supply of checks will be mailed to you in about three weeks. There is no charge for checks; however, you will be charged for stopping payment of a check or for insufficient funds. You may not close your account by writing a check. You should call the Fund for a complete redemption. Please call 800-539-FUND to request a signature card or download the form from the Shareholder Forms section of victoryfunds.com. A signature card is also included as part of the Account Application.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

      Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.

      If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

      A Fund may suspend your right to redeem your shares in the following circumstances:

         During non-routine closings of the NYSE;

         When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

         When the SEC orders a suspension to protect the Fund's shareholders.

      Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


About Victory

Each Fund is a member of The Victory Portfolios, a group of 27 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Victory Capital Management Inc. (the Adviser), a New York corporation registered as an investment adviser with the SEC, is the adviser to each of the Funds. The Adviser, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser and its affiliates manage assets totaling in excess of $72 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 2001, the Adviser was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.






   Prime Obligations Fund                    0.35%

   Financial Reserves Fund                   0.50%

   Gradison Government Reserves Fund         0.31%

   Tax-Free Money Market Fund                0.35%

   Ohio Municipal Money Market Fund          0.50%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

                      OPERATIONAL STRUCTURE OF THE FUNDS

                                   TRUSTEES                 ADVISER

                                 SHAREHOLDERS

         FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

                Advise current and prospective shareholders on
                           their Fund investments.

                                TRANSFER AGENT

                             BISYS Fund Services
                             and its affiliates
                              3435 Stelzer Road
                             Columbus, OH 43219


   Provides services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


      ADMINISTRATOR, DISTRIBUTOR,                        CUSTODIAN
          AND FUND ACCOUNTANT
                                               KeyBank National Association
          BISYS Fund Services                        127 Public Square
          and its affiliates                        Cleveland, OH 44114
           3435 Stelzer Road
          Columbus, OH 43219                     Provides for safekeeping of
                                               the Funds' investments and cash,
     Markets the Funds, distribut                 and settles trades made by
 shares through Investment Professionals,                  the Funds.
    and calculates the value of shares.
 As Administrator, handles the day-to-day activities of the Funds.

       SUB-ADMINISTRATOR


Victory Capital Management Inc.

       127 Public Square
      Cleveland, OH 44114

        Performs certain
 sub-administrative services.

     Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information

Some additional information you should know about the Funds.


Fund Classes


The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund will send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.

   If you would like to receive additional copies of any materials, please call the Funds at
                                800-539-FUND.

Financial Highlights

PRIME OBLIGATIONS FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.




                                                       Year           Year          Year           Year            Year
                                                      Ended          Ended         Ended          Ended           Ended
                                                   October 31,    October 31,   October 31,    October 31,     October 31,
                                                      2001           2000          1999           1998            1997

Net Asset Value, Beginning of Period               $    1.000     $    1.000    $    1.000     $    1.000       $  1.000

Investment Activities
     Net investment income                              0.042          0.055         0.044          0.049          0.048

Distributions
     Net investment income                             (0.042)        (0.055)       (0.044)        (0.049)        (0.048)

Net Asset Value, End of Period                     $    1.000     $    1.000    $    1.000     $    1.000       $  1.000

Total Return                                             4.31%          5.67%         4.52%          4.98%          4.89%

Ratios/Supplemental Data:
Net Assets at end of period (000)                  $3,046,490     $2,553,015    $2,060,039     $1,378,713       $736,449
Ratio of expenses to
   average net assets                                    0.76%          0.78%         0.79%          0.80%          0.85%
Ratio of net investment income
   to average net assets                                 4.17%          5.55%         4.43%          4.89%          4.79%


Financial Highlights

FINANCIAL RESERVES FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                       Year          Year           Year           Year           Year
                                                       Ended         Ended          Ended          Ended          Ended
                                                    October 31,   October 31,    October 31,    October 31,    October 31,
                                                       2001          2000           1999           1998           1997

Net Asset Value, Beginning of Period                $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Investment Activities
     Net investment income                             0.043          0.056         0.045          0.050          0.049

Distributions
     Net investment income                            (0.043)        (0.056)       (0.045)        (0.050)        (0.049)

Net Asset Value, End of Period                      $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Total Return                                            4.44%          5.75%         4.62%          5.10%          5.04%

Ratios/Supplemental Data:
Net Assets at end of period (000)                   $754,612       $737,512      $818,452       $785,520       $800,642
Ratio of expenses to
   average net assets                                   0.68%          0.70%         0.68%          0.67%          0.67%
Ratio of net investment income
   to average net assets                                4.36%          5.58%         4.52%          5.01%          4.94%
Ratio of expenses to
   average net assets<F1>                               <F2>            <F2>           <F2>         0.68%          0.71%
Ratio of net investment income
   to average net assets<F1>                            <F2>            <F2>           <F2>         5.00%          4.90%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.



Financial Highlights

GRADISON GOVERNMENT RESERVES FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class G Shares and Trust Shares of the Fund. The financial highlights for the fiscal years ended October 31, 2001 and October 31, 2000, the period ended October 31, 1999, and the fiscal year ended September 30, 1999, were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com. The financial highlights for the two fiscal years ended September 30, 1998 and September 30, 1997 were audited by another independent public accountant.



                                             Trust Shares

                                              October 15,
                                                 2001
                                                through
                                              October 31,
                                                2001<F2>

Net Asset Value,
   Beginning of Period                         $  1.000

Investment Activities
     Net investment income                        0.001

Distributions
     Net investment income                       (0.001)

Net Asset Value, End of Period                 $  1.000

Total Return                                       0.11%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)              $290,861
Ratio of expenses to
   average net assets <F6>                         0.42%<F5>
Ratio of net investment income
   to average net assets <F6>                      2.30%<F5>
Ratio of expenses to
   average net assets<F1>                         10.12%<F5>
Ratio of net investment income
   to average net assets<F1>                      (7.40)%<F5>



<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective April 1, 1999, the Gradison U.S. Government Reserves became the Victory Gradison Government Reserves Fund. Financial highlights prior to April 1, 1999 represent the Gradison U.S. Government Reserves.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective October 15, 2001, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Trust Shares and Class G Shares of the Fund at a Maximum of 0.51% and 0.76%, respectively, until at least October 15, 2002.





                                                                       Class G Shares

                                                                  One
                                    Year          Year           Month           Year           Year           Year
                                    Ended         Ended          Ended           Ended         Ended          Ended
                                  October 31,   October 31,    October 31,   September 30,  September 30,  September 30,
                                     2001          2000           1999           1999<F3>      1998            1997

Net Asset Value,
   Beginning of Period            $    1.000    $    1.000     $    1.000      $    1.000    $    1.000     $    1.000

Investment Activities
     Net investment income             0.041         0.054          0.004           0.044         0.049          0.047

Distributions
     Net investment income            (0.041)       (0.054)        (0.004)         (0.044)       (0.049)        (0.047)

Net Asset Value, End of Period    $    1.000    $    1.000     $    1.000      $    1.000    $    1.000     $    1.000

Total Return                            4.20%         5.56%          0.39%<F4>       4.46%         4.98%          4.85%

Ratios/Supplemental Data:
Net Assets at end of period (000) $4,103,267    $2,135,527     $2,028,020      $2,018,755    $1,933,824     $1,610,058
Ratio of expenses to
   average net assets <F6>              0.77%         0.72%          0.72%<F5>       0.71%         0.72%          0.72%
Ratio of net investment income
   to average net assets <F6>           4.04%         5.42%          4.61%<F5>       4.34%         4.86%          4.75%
Ratio of expenses to
   average net assets<F1>               0.82%         0.90%          0.84%<F5>       0.77%         0.73%          0.73%
Ratio of net investment income
   to average net assets<F1>            3.99%         5.24%          4.49%<F5>       4.28%         4.85%          4.74%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective April 1, 1999, the Gradison U.S. Government Reserves became the Victory Gradison Government Reserves Fund. Financial highlights prior to April 1, 1999 represent the Gradison U.S. Government Reserves.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective October 15, 2001, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Trust Shares and Class G Shares of the Fund at a Maximum of 0.51% and 0.76%, respectively, until at least October 15, 2002.



Financial Highlights

TAX-FREE MONEY MARKET FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                              Year          Year           Year           Year           Year
                                             Ended         Ended          Ended          Ended          Ended
                                          October 31,   October 31,    October 31,    October 31,    October 31,
                                             2001          2000           1999           1998           1997

Net Asset Value, Beginning of Period       $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Investment Activities
     Net investment income                    0.026          0.033         0.025          0.029          0.030

Distributions
     Net investment income                   (0.026)        (0.033)       (0.025)        (0.029)        (0.030)

Net Asset Value, End of Period             $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Total Return                                   2.59%          3.38%         2.55%          2.91%          3.07%

Ratios/Supplemental Data:
Net Assets at end of period (000)          $774,555       $675,324      $697,633       $465,528       $412,224
Ratio of expenses to
   average net assets                          0.78%          0.80%         0.79%          0.80%          0.73%
Ratio of net investment income
   to average net assets                       2.54%          3.32%         2.51%          2.88%          3.03%
Ratio of expenses to
   average net assets<F1>                      <F2>            <F2>         <F2>           0.80%          0.74%
Ratio of net investment income
   to average net assets<F1>                   <F2>            <F2>         <F2>           2.88%          3.02%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.



Financial Highlights

OHIO MUNICIPAL MONEY MARKET FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                 Year          Year          Year          Year           Year
                                                Ended         Ended         Ended         Ended          Ended
                                             October 31,   October 31,   October 31,   October 31,    October 31,
                                                2001          2000          1999          1998           1997

Net Asset Value, Beginning of Period          $  1.000      $  1.000      $  1.000      $  1.000       $  1.000

Investment Activities
     Net investment income                       0.025         0.032         0.025         0.029          0.030

Distributions
     Net investment income                      (0.025)       (0.032)       (0.025)       (0.029)        (0.030)

Net Asset Value, End of Period                $  1.000      $  1.000      $  1.000      $  1.000       $  1.000

Total Return                                      2.52%         3.27%         2.49%         2.94%          3.01%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $935,207      $884,369      $934,744      $751,543       $650,978
Ratio of expenses to
   average net assets                             0.93%         0.87%         0.82%         0.80%          0.75%
Ratio of net investment income
   to average net assets                          2.50%         3.22%         2.45%         2.90%          2.97%
Ratio of expenses to
   average net assets<F1>                         <F2>          0.93%         0.93%         0.94%          0.94%
Ratio of net investment income
   to average net assets<F1>                      <F2>          3.16%         2.34%         2.76%          2.78%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.



                   This page is intentionally left blank.

                   This page is intentionally left blank.

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                                         PRSRTSTD
                                                       U.S. POSTAGE
                                                           PAID
                                                       Cleveland, OH
                                                      Permit No. 1535


   If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND
(800-539-3863).


By mail:


      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593




You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at victoryfunds.com or from the SEC at http://www.sec.gov (text only).


   The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

Investment Company Act File Number 811-4852


                                                           VF-MMMF-PRO (3/02)

Prospectus

Specialty Funds

Balanced Fund
Class A and G Shares


Convertible Fund
Class A and G Shares

Real Estate Fund
Class A and G Shares

March 1, 2002


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO(R)


victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios


                              Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of
each Fund.
    Balanced Fund
      Class A and G Shares                                            2


    Convertible Fund
      Class A and G Shares                                            4
    Real Estate Fund
      Class A and G Shares                                            6


Investments                                                           8

Risk Factors                                                          9

Share Price                                                          12

Dividends, Distributions, and Taxes                                  12

Investing with Victory
   Choosing a Share Class                                            14


   How to Buy Shares                                                 18
   How to Exchange Shares                                            20
   How to Sell Shares                                                21

Organization and Management of the Funds                             23

Additional Information                                               25

Financial Highlights
   Balanced Fund                                                     26
   Convertible Fund                                                  27
   Real Estate Fund                                                  28

Appendix                                                             29

Key to Fund Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund in comparison to an unmanaged index, and, in some cases, the average performance of a category of mutual funds.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

     Not insured by the FDIC;

     Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     Subject to possible investment risks, including possible loss of the amount invested.

Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Strategy

The Balanced Fund pursues its investment objective by investing in equity securities and debt securities. The Convertible Fund invests primarily in fixed-income securities convertible into common stock. The Real Estate Fund invests primarily in equity securities. However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.

Risk Factors

Each Fund invests in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. The Balanced Fund and the Convertible Fund are subject to the risks of both equity and debt securities, since both Funds are permitted to invest in both types of securities. There are other potential risks discussed in each "Risk/Return Summary" and in "Risk Factors."


Who May Want to Invest in the Funds




     Investors willing to accept the risk of price and dividend fluctuations

     Investors willing to accept higher risk along with potentially higher returns

     Long-term investors with a particular goal, like saving for retirement or a child's education


Share Classes

Each Fund offers Class A Shares and Class G Shares by this Prospectus. See "Choosing a Share Class."

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference.

    The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary                                               BALANCED FUND


CLASS A SHARES
Cusip#: 926464876
Ticker: SBALX

CLASS G SHARES
Cusip#: 926464272
Ticker: VBFGX

Investment Objective

The Fund seeks to provide income and long-term growth of capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing in equity securities and fixed income securities. The Fund may invest in any type or class of security, including foreign securities.

Under normal circumstances, the Fund will:

     Invest 40% to 75% of its total assets in equity securities and securities convertible or exchangeable into common stock; and

     Invest at least 25% of its total assets in debt securities and preferred stocks. The debt securities in which the Fund may invest include asset backed securities, mortgage backed securities, corporate bonds and U.S. government securities.

Important characteristics of the Fund's investments:

  In making investment decisions involving Equity Securities, the Adviser considers:

     The growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides;

     The financial condition of the company; and

     The price of the security and how that price compares to historical price levels, to current price levels in the general market, and to prices of competing companies; projected earnings estimates; and the earnings growth rate of the company.

  In making investment decisions involving Debt Securities, the Adviser considers:

     Quality: The Fund primarily purchases investment-grade debt securities.

     Maturity: The average weighted maturity of the Fund's fixed income securities will range from 5 to 15 years. This range may be changed in response to changes in market conditions.

  In making investment decisions involving Preferred Stock, the Adviser considers:

     The issuer's financial strength, including its historic and current financial condition;

     The issuer's projected earnings, cash flow, and borrowing requirements;
     and

     The issuer's continuing ability to meet its obligations.

     The Fund's higher portfolio turnover rate may result in higher expenses and taxable gain distributions.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     A company's earnings do not increase as expected.

     Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

     Interest rates rise.

     An issuer's credit quality is downgraded or an issuer defaults.

     The Fund must reinvest interest or sale proceeds at lower rates.

     The rate of inflation increases.

     The average life of a mortgage-related security is shortened or lengthened.

     A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1994     -1.73%
1995     26.11%
1996     14.55%
1997     19.51%
1998     17.91%
1999      6.85%
2000      5.02%
2001     -4.17%

During the period shown in the bar chart, the highest return for a quarter was 10.17% (quarter ending December 31, 1998) and the lowest return for a quarter was -6.76% (quarter ending September 30, 2001).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns
(For the Periods ended                          Life
December 31, 2001)         1 Year     5 Years  of Fund

CLASS A

Return Before Taxes         -9.70%     7.39%    9.22%(1)

Return After Taxes
on Distributions           -11.47%     5.00%    6.98%(1)

Return After Taxes
on Distributions and Sale
of Fund Shares              -4.99%     5.43%    6.87%(1)

S&P 500 Index(2)           -11.88%    10.70%   14.00%

Lipper Balanced
  Fund Index(2)             -3.24%     8.37%    9.63%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes         -4.47%      N/A     1.00%(3)

S&P 500 Index              -11.88%      N/A   -10.51%(3)

Lipper Balanced Fund Index  -3.24%      N/A     0.96%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Performance is from December 10, 1993, inception date of Class A Shares.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. It is not possible to invest directly in an index.

(3)  Performance is from December 15, 1999, inception date of Class G Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)    Class A     Class G

Maximum Sales Charge
Imposed on Purchases                        5.75%       NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge                                NONE(2)     NONE
(as a percentage of the lower of
purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                     NONE        NONE

Redemption Fees                             NONE        NONE

Exchange Fees                               NONE        NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                             0.70%       0.70%

Distribution (12b-1) Fees                   0.00%       0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable
to Class A Shares)                          0.45%       1.12%

Total Fund Operating Expenses(3)            1.15%       2.32%

Fee Waiver/Expense
Reimbursement                              (0.00)%     (0.32)%

Net Expenses                                1.15%       2.00%(4)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3)  Expenses have been restated to reflect current fees.

(4) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund will not exceed 2.00% until at least February 28, 2012. The Adviser also intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.50%. This voluntary waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $685      $919       $1,172      $1,892

Class G         $203      $627       $1,078      $2,327

Risk/Return Summary


                                                               CONVERTIBLE FUND

CLASS A SHARES
Cusip#: 926464538
Ticker: SBFCX

CLASS G SHARES
Cusip#: 926464280
Ticker: VCSGX

Investment Objective

The Fund* seeks a high level of current income together with long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

     Securities convertible into common stocks, such as convertible bonds, convertible notes, and convertible preferred stocks; and

     Synthetic convertible securities, which are created by combining fixed income securities with the right to acquire equity securities.

     Investments in securities are not limited by credit quality and a significant portion of the assets of the Fund may be comprised of below-investment-grade securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds." See "Risks associated with investing in below-investment-grade securities" and the Appendix.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities convertible into common stock and synthetic convertible securities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     A company's earnings do not increase as expected.

     Interest rates rise.

     An issuer's credit quality is downgraded or an issuer defaults.

     The rate of inflation increases.

     Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the Fund is subject to the risks related to investments in below-investment-grade debt securities.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

*Prior to March 1, 2002, the Convertible Fund's name was the Convertible
 Securities Fund.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1992     11.30%
1993     20.09%
1994     -6.45%
1995     24.30%
1996     19.14%
1997     16.35%
1998     -0.78%
1999     11.75%
2000     14.21%
2001     -3.84%

During the period shown in the bar chart, the highest return for a quarter was 9.38% (quarter ending March 31, 1994) and the lowest return for a quarter was -10.67% (quarter ending September 30, 1998).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns                     10 Years
(For the Periods ended                           (or Life
December 31, 2001)         1 Year     5 Years    of Fund)

CLASS A

Return Before Taxes         -9.40%     5.95%      9.48%(1)

Return After Taxes
on Distributions           -10.28%     2.95%      6.34%(1)

Return After Taxes
on Distributions and Sale   -5.74%     3.59%      6.36%(1)
of Fund Shares

S&P 500 Index(2)           -11.88%    10.70%     12.93%(1)

Lipper Convertible
Securities Fund Index(2)    -4.71%     9.02%     10.47%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes         -4.18%       N/A      5.87%(3)

S&P 500 Index              -11.88%       N/A     -7.60%(3)

Lipper Convertible
Securities Fund Index       -4.71%       N/A     -0.06%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Ten year performance.

(2) The S&P 500 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. Mutual funds listed in the Lipper Convertible Securities Fund Index invest primarily in convertible bonds and convertible preferred shares. It is not possible to invest directly in an index.

(3)  Performance is from December 21, 1999, inception date of Class G Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                         5.75%      NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                              0.75%      0.75%

Distribution (12b-1) Fees                    0.00%      0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                              0.57%      1.56%

Total Fund Operating Expenses                1.32%      2.81%

Fee Waiver/Expense
Reimbursement                               (0.00)%    (0.81)%

Net Expenses                                 1.32%      2.00%(3)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser has contractually agreed to waive its management fee and reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund will not exceed 2.00% until at least February 28, 2012. The Adviser also intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.60%. This voluntary waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $702      $969       $1,257      $2,074

Class G         $203      $627       $1,078      $2,327

Risk/Return Summary


                                                               REAL ESTATE FUND

CLASS A SHARES
Cusip#: 926464579
Ticker: VREIX

CLASS G SHARES
Cusip#: 926464298
Ticker: VRIGX

Investment Objective

The Fund* seeks to provide total return through investments in real estate-related securities.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

     Equity securities (including equity and mortgage real estate investment trusts (REITs));

     Rights or warrants to purchase common stocks;

     Securities convertible into common stocks; and

     Preferred stocks.

     Generally, a real estate company derives at least 50% of its revenues from real estate or has at least 50% of its assets in real estate.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in real estate-related companies. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     In making investment decisions, the Adviser may consider some or all of the following characteristics of potential investments, among others: assets, locations, occupancy, rental rates, maintenance standards, and capital expenditures; cash flow, earnings, and dividend growth potential; leverage and return on equity; and management's experience, talent, interest and ownership positions.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     Property values decrease; vacancies of rental properties increase; overbuilding increases; or property taxes and operating expenses increase.

     The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks. In addition, the Fund is subject to the risks related to direct investment in real estate.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

*Prior to March 1, 2002, the Real Estate Fund's name was the Real Estate
 Investment Fund.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown.

1998     -14.43%
1999       0.58%
2000      30.56%
2001       8.23%

During the period shown in the bar chart, the highest return for a quarter was 10.38% (quarter ending June 30, 2000) and the lowest return for a quarter was -10.51% (quarter ending September 30, 1998).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns
(For the Periods ended                          Life
December 31, 2001)                    1 Year   of Fund

CLASS A

Return Before Taxes                    1.99%    8.42%(1)

Return After Taxes
on Distributions                       0.45%    6.69%(1)

Return After Taxes
on Distributions
and Sale of Fund Shares                1.17%    5.93%(1)

Morgan Stanley REIT Index(2)          12.83%    7.28%(1)

(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes                    7.93%   22.28%(3)

Morgan Stanley REIT Index             12.83%   20.52%(3)

(Index returns reflect no deduction for fees, expenses, or taxes)

(1)  Performance is from April 30, 1997, inception date of Class A Shares.

(2) The Morgan Stanley REIT Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. It is not possible to invest directly in an index.

(3)  Performance is from December 15, 1999, inception date of Class G Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class G

Maximum Sales Charge
Imposed on Purchases                        5.75%       NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of             NONE(2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed

on Reinvested Dividends                      NONE       NONE

Redemption Fees                              NONE       NONE

Exchange Fees                                NONE       NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                             0.80%      0.80%

Distribution (12b-1) Fees                   0.00%      0.50%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to
Class A Shares)                             0.97%      5.48%

Total Fund Operating Expenses(3)            1.77%      6.78%

Fee Waiver/Expense
Reimbursement                              (0.00)%    (4.78)%

Net Expenses                                1.77%(4)   2.00%(5)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3)  Expenses have been restated to reflect current fees.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.40%. This waiver/reimbursement may be terminated at any time.

(5) The Adviser has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund will not exceed 2.00% until at least February 28, 2012. The Adviser also intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.75%. This voluntary waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $745     $1,100      $1,479      $2,539

Class G         $203      $ 627      $1,078      $2,327

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).

U.S. Equity Securities.

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.


U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Securities of certain instrumentalities that are "wholly owned Government corporations" such as the Tennessee Valley Authority. These obligations of U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.

Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.


Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.


Forward Currency Contracts.

A Fund may enter into forward foreign currency contracts to attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.


Asset-Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

Preferred Stock.

A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

Real Estate Investment Trusts.

Shares of ownership in real estate investment trusts or mortgages on real estate.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

     This table summarizes the principal risks, described below, to which the Funds are subject.


                        Balanced         Convertible      Real Estate
                          Fund              Fund             Fund


Market risk and             x                 x                x
manager risk

Equity risk                 x                 x                x

Foreign security
and currency risk           x

Debt security risk          x                 x                x

Below-investment-grade
security risk                                 x

Real estate
security risk                                                  x

Concentration and
diversification risk                                           x

Mortgage-related
security risk               x                                  x

General Risks:

     Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in equity securities:

     Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risks associated with investing in foreign securities:

     Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of the Balanced Fund's securities.

     Foreign investment risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

     Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.

Risks associated with investing in debt securities:

     Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

     Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

     Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

     Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by nationally recognized statistical rating organizations (NRSROs) such as Standard & Poor's (S&P), Fitch IBCA International, or Moody's Investors Service (Moody's).

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in below-investment-grade securities:

     Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.


Risks associated with investing in real estate securities:

     Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Real Estate Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs* may be affected by changes in property value, while mortgage REITs** may be affected by credit quality and interest rates.


    *Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

   **Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan. Mortgage REITs are also subject to interest rate risk, described above.


Risks associated with non-diversification and concentration:

     A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund. In addition, a fund which concentrates its investment in an industry may have all or a considerable portion of its assets invested in one or more sectors of the market. This may lead to greater price fluctuation than would occur with a fund invested in a wider spectrum of industries, and may make the fund particularly susceptible to events affecting the industry in which it concentrates its investments.


Risks associated with investing in mortgage-related securities:

     Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

     Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

     Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.

        An investment in a Fund is not a complete investment program.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.


     The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds price their investments at fair value according to procedures approved by the Board of Trustees. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.


        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding


     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at victoryfunds.com.


     The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.


     Ordinarily, the Balanced Fund declares and pays dividends monthly. The Convertible Fund and the Real Estate Fund each declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.


Distributions can be received in one of the following ways.

     REINVESTMENT OPTION

     You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

     CASH OPTION

     A check will be mailed to you no later than seven days after the dividend payment date.

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

     INCOME EARNED OPTION

     You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

     DIRECTED DIVIDENDS OPTION

     In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

     DIRECTED BANK ACCOUNT OPTION

     In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

     Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

     An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

     Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

     Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     You should review the more detailed discussion of federal income tax considerations in the SAI.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

       All you need to do to get started is to fill out an application.

Choosing a Share Class

Each Fund offers Class A and Class G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

                                   CLASS A

     Front-end sales charge, as described on the next page. There are several ways to reduce this charge.


     Lower annual expenses than Class G Shares.


                                   CLASS G

     No front-end sales charge. All your money goes to work for you right away.

     Class G Shares are sold only by certain broker-dealers.


     Higher annual expenses than Class A Shares.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.


For historical expense information on Class A Shares and Class G Shares, see the financial highlights at the end of this Prospectus.

Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

                                  Sales Charge                 Sales Charge
                                    as a % of                    as a % of
Your Investment in the Fund      Offering Price               Your Investment

Up to $49,999                         5.75%                        6.10%

$50,000 up to $99,999                 4.50%                        4.71%

$100,000 up to $249,999               3.50%                        3.63%

$250,000 up to $499,999               2.50%                        2.56%

$500,000 up to $999,999               2.00%                        2.04%

$1,000,000 and above*                 0.00%                        0.00%


*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.


Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount.


2. Rights of Accumulation allow you to add the value of any Class A Shares (excluding funds sold without a sales charge) you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

     a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

     b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.


     c. Reinvestment of proceeds from a liquidation distribution of Class AShares held in a deferred compensation plan, agency, trust, or custody account.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

     d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.


     e. Purchases in connection with bundled omnibus retirement programs sponsored by financial institutions. A CDSC of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.


     f.   Purchases by participants in the Victory Investment Program.

     g. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.


     h. NAV transfers. If you sell shares of a mutual fund (other than a Victory Fund) and previously paid a front-end sales charge, you may invest your redemption proceeds in Class A Shares of the Convertible Fund and the Real Estate Fund at net asset value, without paying a sales charge. To be eligible for this sales charge waiver, you must purchase the Class A Shares prior to March 31, 2002, and your purchase must be within 90 days of your redemption.

               The Distributor will pay broker-dealers compensation of 1.00% for NAV transfer purchases. This payment will not affect the amount of fees you pay or the Fund's annual operating expenses.

               If you sell your shares within one year, you will pay a contingent deferred sales charge ("CDSC") of 1.00% of the amount of your original purchase or the value of the redemption proceeds, whichever is less. If you sell your shares after one year but within two years, you will pay a CDSC of 0.50%, as described above. You will not pay a CDSC if you hold your shares for at least two years. The CDSC will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.


Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services, a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan


In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of each Fund. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class G Shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.


     Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.


     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. These amounts would be in addition to amounts paid by the Funds.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to: The Victory Funds





BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE

800-539-FUND (800-539-3863)

ON THE INTERNET

victoryfunds.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from the Shareholder Forms section of victoryfunds.com. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 9:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

Keep these addresses handy for purchases, exchanges, or redemptions.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class G Shares of any Victory Fund for shares of any Victory money market fund or a LifeChoice Fund. You may also exchange your shares of any Victory money market fund or a LifeChoice Fund for Class A or Class G Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.

        You can exchange shares of a Fund by calling 800-539-FUND, at victoryfunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:


     Shares of the Fund selected for exchange must be available for sale in your state of residence.


     The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

     If you acquire Class A Shares of a Fund as a result of an exchange, you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.


     On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


     You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.


     The registration and tax identification numbers of the two accounts must be identical.

     You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

     Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


     Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.


     An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

     Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.


You can obtain a list of funds available for exchange by calling
800-539-FUND or by visiting victoryfunds.com.

How to Sell Shares


If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at victoryfunds.com.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

     Mail a check to the address of record;

     Wire funds to a previously designated domestic financial institution;

     Mail a check to a previously designated alternate address; or

     Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

     Your account registration has changed within the last 15 days;

     The check is not being mailed to the address on your account;

     The check is not being made payable to the owner of the account;

     The redemption proceeds are being transferred to another Victory Group account with a different registration; or


     The check or wire is being sent to a different bank account than was previously designated.


     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.

     A Fund may suspend your right to redeem your shares in the following circumstances:

          During non-routine closings of the NYSE;

          When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          When the SEC orders a suspension to protect a Fund's shareholders.

     Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


About Victory

Each Fund is a member of The Victory Portfolios, a group of 27 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Victory Capital Management Inc. (the Adviser), a New York corporation registered as an investment adviser with the SEC, is the adviser to each of the Funds. The Adviser, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser and its affiliates manage assets totaling in excess of $72 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 2001, the Adviser was paid advisory fees based on a percentage of the average daily net assets of each Fund (after waivers) as follows:

     Balanced Fund         0.80%

     Convertible Fund      0.75%

     Real Estate Fund      0.54%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


Portfolio Management

Denise Coyne and Richard T. Heine are the Portfolio Managers of the Balanced Fund, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Heine has been the portfolio manager of the Balanced Fund since its inception in December 1993. He is a Portfolio Manager and Managing Director of the Adviser, and has been associated with the Adviser or its affiliates since 1976. Ms. Coyne has been a portfolio manager of the Balanced Fund since January 1995. She is a Portfolio Manager and Managing Director for the Adviser, and has been associated with the Adviser or its affiliates since 1985.


Richard A. Janus, James K. Kaesberg, and Amy E. Bush are the portfolio managers of the Convertible Fund. Mr. Janus and Mr. Kaesberg have held that position since April 1996, and Ms. Bush since January 1, 2000. Together they are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Janus is a Senior Managing Director of the Adviser, and has been associated with the Adviser or its affiliates since 1977. Mr. Kaesberg is a Portfolio Manager and Managing Director of Convertible Securities Investments for the Adviser, and has been associated with the Adviser or its affiliates since 1985. Ms. Bush is a Director of the Adviser and has been associated with the Adviser or an affiliate since 1993.

Patrice Derrington is the portfolio manager of the Real Estate Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. She has been the Fund's portfolio manager since its inception. (Prior to February 27, 2001, she was co-portfolio manager.) Ms. Derrington is a Managing Director and Portfolio Manager of the Adviser, and has been associated with the Adviser or its affiliates since 1996. Prior to that, she was a Vice President, Real Estate Finance, of Chemical Bank.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

                      OPERATIONAL STRUCTURE OF THE FUNDS

                                   TRUSTEES                 ADVISER

                                 SHAREHOLDERS

         FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

                Advise current and prospective shareholders on
                           their Fund investments.

                                TRANSFER AGENT

                             BISYS Fund Services
                             and its affiliates
                              3435 Stelzer Road
                             Columbus, OH 43219


   Provides services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


      ADMINISTRATOR, DISTRIBUTOR,                        CUSTODIAN
          AND FUND ACCOUNTANT
                                               KeyBank National Association
          BISYS Fund Services                        127 Public Square
          and its affiliates                        Cleveland, OH 44114
           3435 Stelzer Road
          Columbus, OH 43219                     Provides for safekeeping of
                                               the Funds' investments and cash,
     Markets the Funds, distribut                 and settles trades made by
 shares through Investment Professionals,                  the Funds.
    and calculates the value of shares.
 As Administrator, handles the day-to-day activities of the Funds.

       SUB-ADMINISTRATOR


Victory Capital Management Inc.

       127 Public Square
      Cleveland, OH 44114

        Performs certain
 sub-administrative services.

     Each Fund is supervised by the Board of Trustees, which monitors the services provided to investors.

Additional Information

Some additional information you should know about the Funds.


Fund Classes

The Convertible and Balanced Funds currently offer only the classes of shares described in this Prospectus while the Real Estate Fund also offers Class C Shares as described in another prospectus. At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.


   If you would like to receive additional copies of any materials, please call the Funds at
                                800-539-FUND.

Financial Highlights                                              BALANCED FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                Class A Shares                                 Class G Shares

                                                                                                                      December 15,
                                           Year         Year        Year         Year         Year         Year          1999
                                           Ended        Ended       Ended        Ended        Ended        Ended        through
                                        October 31,  October 31, October 31,  October 31,  October 31,  October 31,   October 31,
                                           2001         2000        1999         1998         1997         2001         2000<F2>

Net Asset Value, Beginning of Period     $  14.47     $  15.10    $  14.67     $  13.87     $  12.33      $14.49       $13.92

Investment Activities
     Net investment income                   0.30         0.33        0.32         0.37         0.36        0.26         0.30
     Net realized and unrealized gain
       (loss) on investments                (1.17)        0.62        1.34         1.54         1.90       (1.18)        0.57

         Total from Investment
         Activities                         (0.87)        0.95        1.66         1.91         2.26       (0.92)        0.87

Distributions
     Net investment income                  (0.30)       (0.34)      (0.31)       (0.37)       (0.35)      (0.26)       (0.30)
     In excess of net investment income        --        (0.01)         --           --           --          --           --<F3>
     Net realized gains                     (0.95)       (1.23)      (0.92)       (0.74)       (0.37)      (0.95)          --

         Total Distributions                (1.25)       (1.58)      (1.23)       (1.11)       (0.72)      (1.21)       (0.30)

Net Asset Value, End of Period           $  12.35     $  14.47    $  15.10     $  14.67     $  13.87      $12.36       $14.49

Total Return (excludes sales charge)        (6.50)%       6.74%      11.73%       14.55%       19.02%      (6.86)%       6.32%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)        $386,284     $412,606    $422,586     $418,807     $342,933      $2,195       $1,141
Ratio of expenses to
   average net assets <F5>                   1.25%        1.27%       1.27%        1.27%        1.25%       1.59%        1.57%<F7>
Ratio of net investment income
   to average net assets <F5>                2.30%        2.36%       2.13%        2.54%        2.69%       1.95%        2.04%<F7>
Ratio of expenses to
   average net assets<F1>                    1.32%        1.35%       1.50%        1.50%        1.36%       2.42%        3.95%<F7>
Ratio of net investment income
   (loss) to average net assets<F1>          2.23%        2.28%       1.90%        2.31%        2.58%       1.12%       (0.34)%<F7>
Portfolio turnover <F6>                       116%         140%        177%         231%         109%        116%         140%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Less than $0.01 per share.

<F4> Not annualized.

<F5> Effective February 28, 2001, the Adviser agreed to continue to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2011.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> Annualized.



Financial Highlights


                                                               CONVERTIBLE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                  Class A Shares

                                                                          December 1,
                                        Year        Year         Year        1997          Year         Year
                                        Ended       Ended        Ended      through        Ended        Ended
                                     October 31, October 31, October 31, October 31,   November 30, November 30,
                                        2001        2000         1999       1998<F2>        1997         1996

Net Asset Value,
   Beginning of Period                 $ 14.29     $ 12.99      $ 12.22    $  14.33       $  13.55     $ 12.16

Investment Activities
     Net investment income                0.33        0.54         0.67        0.58           0.62        0.65
     Net realized and unrealized
       gain (loss) on investments        (1.40)       1.97         0.83       (1.08)          1.43        1.68

         Total from
         Investment Activities           (1.07)       2.51         1.50       (0.50)          2.05        2.33

Distributions
     Net investment income               (0.35)      (0.58)       (0.70)      (0.54)         (0.65)      (0.62)
     Net realized gains                  (1.53)      (0.63)       (0.03)      (1.07)         (0.62)      (0.32)

         Total Distributions             (1.88)      (1.21)       (0.73)      (1.61)         (1.27)      (0.94)

Net Asset Value, End of Period         $ 11.34     $ 14.29      $ 12.99    $  12.22       $  14.33     $ 13.55

Total Return (excludes sales charge)     (8.22)%     20.57%       12.46%      (3.69)%<F4>    16.26%      20.28%

Ratios/Supplemental Data:
Net Assets at end of period (000)      $74,930     $96,451      $79,655    $108,069       $104,982     $81,478
Ratio of expenses to
   average net assets <F5>                1.26%       1.24%        1.24%       1.20%<F8>      1.34%       1.31%
Ratio of net investment income
   to average net assets <F5>             2.76%       4.01%        4.94%       4.60%<F8>      4.75%       5.17%
Ratio of expenses to
   average net assets<F1>                 1.32%       1.24%        <F7>        <F7>           <F7>        <F7>
Ratio of net investment income
   (loss) to average net assets<F1>       2.70%       4.01%        <F7>        <F7>           <F7>        <F7>
Portfolio turnover <F6>                     72%         95%          73%         77%            77%         40%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the SBSF Convertible Securities Fund
     became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Effective February 28, 2001, the Adviser agreed to continue to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2011.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no voluntary fee reductions during the period.

<F8> Annualized.





                                            Class G Shares

                                                   December 21,
                                         Year          1999
                                         Ended        through
                                      October 31,   October 31,
                                          2001         2000<F3>

Net Asset Value,
   Beginning of Period                   $14.34      $12.56

Investment Activities
     Net investment income                 0.30        0.54
     Net realized and unrealized
       gain (loss) on investments         (1.41)       1.82

         Total from
         Investment Activities            (1.11)       2.36

Distributions
     Net investment income                (0.32)      (0.58)
     Net realized gains                   (1.53)         --

         Total Distributions              (1.85)      (0.58)

Net Asset Value, End of Period           $11.38      $14.34

Total Return (excludes sales charge)      (8.48)%     19.07%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)        $2,361      $  287
Ratio of expenses to
   average net assets <F5>                 1.59%       1.55%<F8>
Ratio of net investment income
   to average net assets <F5>              2.06%       3.18%<F8>
Ratio of expenses to
   average net assets<F1>                  2.81%      13.40%<F8>
Ratio of net investment income
   (loss) to average net assets<F1>        0.84%      (8.67)%<F8>
Portfolio turnover <F6>                      72%         95%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the SBSF Convertible Securities Fund
     became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Effective February 28, 2001, the Adviser agreed to continue to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2011.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7>There were no voluntary fee reductions during the period.

<F8> Annualized.



Financial Highlights


                                                               REAL ESTATE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five fiscal periods. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                 Class A Shares                                 Class G Shares

                                                                                            April 30,                 December 15,
                                           Year         Year         Year        Year         1997          Year          1999
                                           Ended        Ended        Ended       Ended       through        Ended        through
                                        October 31,  October 31,  October 31, October 31,  October 31,   October 31,   October 31,
                                           2001         2000         1999        1998        1997<F2>        2001         2000<F2>

Net Asset Value,
   Beginning of Period                    $ 11.49      $  9.70     $ 10.19     $ 12.07       $10.00       $11.49       $ 9.18

Investment Activities
     Net investment income                   0.55         0.57        0.52        0.50         0.23         0.45         0.46
     Net realized and unrealized gain
       (loss) on investments                 0.54         1.63       (0.50)      (1.90)        2.01         0.58         2.25

         Total from Investment Activities    1.09         2.20        0.02       (1.40)        2.24         1.03         2.71

Distributions
     Net investment income                  (0.45)       (0.41)      (0.51)      (0.44)       (0.17)       (0.42)       (0.40)
     Net realized gains                        --           --          --       (0.04)          --           --           --

         Total Distributions                (0.45)       (0.41)      (0.51)      (0.48)       (0.17)       (0.42)       (0.40)

Net Asset Value, End of Period            $ 12.13      $ 11.49     $  9.70     $ 10.19       $12.07       $12.10       $11.49

Total Return (excludes sales charge)         9.48%       23.04%       0.03%     (11.91)%      22.42%<F4>    8.97%       29.92%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)         $16,660      $13,864     $14,205     $16,624       $4,376       $  686       $   75
Ratio of expenses to
   average net assets <F5>                   1.39%        1.40%       1.16%       0.83%        0.00%<F3>    1.75%        1.65%<F3>
Ratio of net investment income
   to average net assets <F5>                4.83%        4.92%       4.92%       4.95%        5.11%<F3>    4.58%        4.40%<F3>
Ratio of expenses to
   average net assets<F1>                    1.77%        1.77%       1.91%       1.95%        2.93%<F3>    6.78%       31.78%<F3>
Ratio of net investment income
   (loss) to average net assets<F1>          4.45%        4.55%       4.17%       3.83%        2.18%<F3>   (0.45)%     (25.73)%<F3>
Portfolio turnover <F6>                        75%          73%         62%         53%          21%          75%          73%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Annualized.

<F4> Not annualized.

<F5> Effective February 28, 2001, the Adviser agreed to continue to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2011.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Appendix                                      Below-investment-grade Securities


The Convertible Fund's investments in securities are not limited by credit quality. Below-investment-grade debt securities are sometimes referred to as "junk bonds." Below-investment-grade securities generally offer higher yields than investment-grade securities with similar maturities, because the financial condition of the issuers may not be as strong as issuers of investment-grade securities. For this reason, below-investment-grade securities may be considered "speculative," which means that there is a higher risk that the Convertible Fund may lose a substantial portion or all of its investment in a particular below-investment-grade security.

     The Convertible Fund may purchase securities rated Ba, B, Caa, or lower by Moody's and BB, B, CCC, or lower by S&P. The Convertible Fund also may purchase unrated securities with similar characteristics. Generally, the Convertible Fund will not purchase securities rated Ba or lower by Moody's or BB or lower by S&P (or similar unrated securities) unless the Adviser believes that the positive qualities of the security justify the potential risk.


     The following summarizes the characteristics of some of the below-investment-grade ratings of Moody's and S&P:

Moody's:

Ba-rated securities have "speculative elements" and "their future cannot be considered as well-assured." The protection of interest and principal payments "may be very moderate, and thereby not well safeguarded."

     B-rated securities "generally lack characteristics of the desirable investment," and the likelihood of payment of interest and principal over the long-term "may be small."

     Caa-rated securities are of "poor standing." These securities may be in default or "there may be present elements of danger" with respect to principal or interest.

     Ca-rated securities "are speculative in a high degree."

S&P:

BB-rated securities and below are regarded as "predominantly speculative." BB-rated securities have less near-term potential for default than other securities, but may face "major ongoing uncertainties" to economic factors that may result in failure to make interest and principal payments.

     B-rated securities have "a greater vulnerability to default" but have the current ability to make interest and principal payments.

     CCC-rated securities have a "currently identifiable vulnerability to default."

     CC-rated securities may be used to cover a situation where "a Bankruptcy petition has been filed, but debt service payments are continued."

     See the SAI for more information about ratings.

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                                                 PRSRT STD
                                                               U.S. POSTAGE
                                                                   PAID
                                                               Cleveland, OH
                                                              Permit No. 1535


   If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND
(800-539-3863).


By mail:


     The Victory Funds
     P.O. Box 182593
     Columbus, OH 43218-2593




You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at victoryfunds.com or from the SEC at http://www.sec.gov (text only).


   The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

                 Investment Company Act File Number 811-4852


                                                            VF-SPEC-PRO (3/02)

Prospectus


Tax-Exempt Fixed Income Funds


National Municipal Bond Fund
Class A and G Shares


New York Municipal Bond Fund
Class A and G Shares


Ohio Municipal Bond Fund
Class A and G Shares


March 1, 2002


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO (R)


victoryfunds.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Introduction                                                          1

Risk/Return Summary for each of the Funds

An analysis which includes the investment objective,
principal strategies, principal risks, performance,
and expenses of each Fund.
      National Municipal Bond Fund
        Class A and G Shares                                          2

      New York Municipal Bond Fund

        Class A and G Shares                                          4
      Ohio Municipal Bond Fund
        Class A and G Shares                                          6

Investments                                                           8

Risk Factors                                                          9

Share Price                                                          10

Dividends, Distributions, and Taxes                                  11

Investing with Victory
      Choosing a Share Class                                         13
      How to Buy Shares                                              17

      How to Exchange Shares                                         19
      How to Sell Shares                                             20

Organization and Management of the Funds                             22

Additional Information                                               24

Financial Highlights
      National Municipal Bond Fund                                   25
      New York Municipal Bond Fund                                   26
      Ohio Municipal Bond Fund                                       27

Key to Fund Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

Risk Factors

The risks you may assume as an investor in a Fund.

Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

     Not insured by the FDIC;

     Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     Subject to possible investment risks, including possible loss of the amount invested.

Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Strategy

Each Fund pursues its investment objective by investing primarily in general obligation bonds and revenue bonds. However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" for each Fund and the "Investments" section for an overview.


Risk Factors

Certain Funds may share many of the same risk factors. For example, all of the Funds are subject to interest rate, inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed in each "Risk/Return Summary" and in "Risk Factors."

Who May Want to Invest in the Funds

Investors in higher tax brackets seeking tax-exempt income

Investors seeking income over the long term

Investors with moderate risk tolerance

Investors seeking higher potential returns than are provided by money market funds

Investors willing to accept price and dividend fluctuations


Share Classes

Each Fund offers Class A Shares and Class G Shares. See "Choosing a
Share Class."



Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference.

The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Risk/Return Summary                                NATIONAL MUNICIPAL BOND FUND


CLASS A SHARES
Cusip#: 926464728
Ticker: VNMAX

CLASS G SHARES
Cusip#: 926464330
Ticker: VNMGX

Investment Objective

The Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

     Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

     Zero coupon, tax, revenue, and bond anticipation notes; and

     Tax-exempt commercial paper.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of various states or municipalities, the interest on which is exempt from federal income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

     Quality: Municipal securities rated A or above at the time of purchase by Standard & Poor's (S&P), Fitch IBCA International (Fitch IBCA), Moody's Investors Service (Moody's), or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     Maturity: The dollar-weighted effective average maturity of the Fund generally will range from 5 to 11 years. Under certain market conditions, the Fund's portfolio manager may go outside these boundaries.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

     Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies. The Fund's higher portfolio turnover may result in higher expenses and taxable capital gain distributions.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     Economic or political events take place in a state which make the market value of that state's obligations go down.

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     Interest rates rise.

     An issuer's credit quality is downgraded or an issuer defaults.

     The Fund must reinvest interest or sale proceeds at lower rates.

     The rate of inflation increases.

     The average life of a mortgage-related security is shortened or lengthened.

     The Fund primarily invests in municipal securities from several states, rather than from a single state. The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     1995             17.67
     1996              4.45
     1997              8.76
     1998              6.30
     1999             -0.89
     2000             11.81
     2001              5.46

During the period shown in the bar chart, the highest return for a quarter was 6.46% (quarter ending March 31, 1995) and the lowest return for a quarter was -1.80% (quarter ending June 30, 1999).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns
(For the Periods ended                            Life
December 31, 2001)        1 Year     5 Years    of Fund

CLASS A(1)

Return Before Taxes         3.33%     5.77%     5.67%(2)

Return After Taxes
on Distributions            1.63%     5.08%     5.21%(2)

Return After Taxes on
Distributions and Sale      3.32%     5.10%     5.17%(2)
of Fund Shares

Lehman 7-Year
Municipal Bond Index(3)     5.19%     5.56%     5.28%(2)
(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes         5.24%      N/A      8.15%(4)

Lehman 7-Year
Municipal Bond Index        5.19%      N/A      6.62%(4)
(Index returns reflect no deduction for fees, expenses, or taxes)

(1) Performance for the Class A Shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

(2)  Performance is from February 3, 1994, inception date of Class A
     Shares.

(3) The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index. It is not possible to invest directly in an index.

(4)  Performance is from December 17, 1999, inception date of Class G
     Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)  Class A         Class G

Maximum Sales Charge
Imposed on Purchases                      2.00%            NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of          NONE(2)          NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                   NONE             NONE

Redemption Fees                           NONE             NONE

Exchange Fees                             NONE             NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                           0.55%            0.55%

Distribution (12b-1) Fees                 0.00%            0.25%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable
to Class A Shares)                        0.66%            0.57%

Total Fund Operating Expenses(3)          1.21%            1.37%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A and Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 0.85% and 1.20%, respectively. These waivers/reimbursements may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years


  Class A       $321      $576        $852       $1,637

  Class G       $139      $434        $750       $1,646

Risk/Return Summary

                                                   NEW YORK MUNICIPAL BOND FUND

CLASS A SHARES
Cusip#: 926464694
Ticker: IPNYX

CLASS G SHARES
Cusip#: 926464348
Ticker: VNYGX

Investment Objective

The Fund* seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

     Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

     Zero coupon, tax, and revenue anticipation notes; and

     Tax-exempt commercial paper.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities the interest on which is exempt from federal, New York state, and New York City income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

     Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch IBCA, Moody's, or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     Maturity: The Fund will generally purchase securities with original final maturities of 20 to 30 years at the time of purchase. Under certain market conditions, the Fund's portfolio manager may go outside these boundaries.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     Economic or political events take place in New York which make the market value of New York's obligations go down.

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     Interest rates rise.

     An issuer's credit quality is downgraded or an issuer defaults.

     The Fund must reinvest interest or sale proceeds at lower rates.

     The rate of inflation increases.

     The average life of a mortgage-related security is shortened or lengthened.

     The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The Fund is subject to additional risks because it concentrates its investments in a single geographic area. This could make the Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in New York municipal securities.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*Prior to March 1, 2002, the New York Municipal Bond Fund's name was the New York Tax-Free Fund.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     1992              8.26
     1993             12.34
     1994             -4.58
     1995             13.30
     1996              3.50
     1997              6.04
     1998              5.33
     1999             -1.99
     2000             10.47
     2001              2.67

During the period shown in the bar chart, the highest return for a quarter was 5.19% (quarter ending March 31, 1995) and the lowest return for a quarter was -3.64% (quarter ending March 31, 1994).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns                    10 Years
(For the Periods ended                          (or Life
December 31, 2001)         1 Year    5 Years    of Fund)

CLASS A(1)

Return Before Taxes         0.65%     4.00%     5.17%(2)

Return After Taxes
on Distributions            0.61%     3.98%     5.14%(2)

Return After Taxes on
Distributions and Sale      2.24%     4.19%     5.23%(2)
of Fund Shares

Lehman 10-Year
Municipal Bond Index(3)     4.59%     5.93%     6.69%(2)
(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes         2.37%      N/A      5.92%(4)

Lehman 10-Year
Municipal Bond Index        4.59%      N/A      7.04%(4)
(Index returns reflect no deduction for fees, expenses, or taxes)

(1) Performance for the Class A Shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

(2)  Ten year performance.

(3) The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years. It is not possible to invest directly in an index.

(4)  Performance is from December 21, 1999, inception date of Class G
     Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)  Class A          Class G

Maximum Sales Charge
Imposed on Purchases                      2.00%            NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of          NONE(2)          NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                   NONE             NONE

Redemption Fees                           NONE             NONE

Exchange Fees                             NONE             NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                           0.55%            0.55%

Distribution (12b-1) Fees                 0.00%            0.25%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable
to Class A Shares)                        0.94%            0.99%

Total Fund Operating Expenses(3)          1.49%            1.79%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A and Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 0.85% and 1.20%, respectively. These waivers/reimbursements may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years


  Class A       $349      $662        $997       $1,944

  Class G       $182      $563        $970       $2,105

Risk/Return Summary                                    OHIO MUNICIPAL BOND FUND


CLASS A SHARES
Cusip#: 926464801
Ticker: SOHTX

CLASS G SHARES
Cusip#: 926464413
Ticker: GMOTX

Investment Objective

The Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

     Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

     Zero coupon, tax, revenue, and bond anticipation notes; and

     Tax-exempt commercial paper.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of the state of Ohio or its municipalities, or other jurisdictions such as Puerto Rico, the interest on which is exempt from federal and Ohio state income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

     Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch IBCA, Moody's, or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

     Maturity: The dollar-weighted effective average maturity of the Fund generally will range from 5 to 15 years. Under certain market conditions, the Fund's portfolio manager may go outside these boundaries.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

     Ohio's economic activity includes the service sector, durable goods manufacturing, and agricultural industries. Manufacturing activity is concentrated in cyclical industries; therefore, the Ohio economy may be more cyclical than other states. The Fund's high portfolio turnover rate may result in higher expenses and taxable capital gain distributions.

     There is no guarantee that the Fund will achieve its objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     Economic or political events take place in Ohio which make the market value of Ohio obligations go down.

     The market value of securities acquired by the Fund declines.

     The portfolio manager does not execute the Fund's principal investment strategies effectively.

     Interest rates rise.

     An issuer's credit quality is downgraded or an issuer defaults.

     The Fund must reinvest interest or sale proceeds at lower rates.

     The rate of inflation increases.

     The average life of a mortgage-related security is shortened or lengthened.

     The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The Fund is subject to additional risks because it concentrates its investments in a single geographic area. This could make the Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio municipal securities.

     An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

     The bar chart shows returns for Class A Shares of the Fund. Sales loads are not reflected on the bar chart (or in the highest and lowest returns below) and if they were reflected, returns would be lower than those shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     1992              7.76
     1993             12.64
     1994             -4.46
     1995             17.72
     1996              4.32
     1997              7.87
     1998              6.56
     1999             -2.67
     2000             11.72
     2001              4.14

During the period shown in the bar chart, the highest return for a quarter was 6.68% (quarter ending March 31, 1995) and the lowest return for a quarter was -5.07% (quarter ending March 31, 1994).

     The table below shows how the average annual total returns for Class A and Class G Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns                    10 Years
(For the Periods ended                          (or Life
December 31, 2001)         1 Year    5 Years    of Fund)

CLASS A(1)

Return Before Taxes         2.06%     4.98%     6.15%(2)

Return After Taxes
on Distributions            1.53%     4.69%     5.92%(2)

Return After Taxes on
Distributions and Sale      3.08%     4.75%     5.81%(2)
of Fund Shares

Lehman 10-Year
Municipal Bond Index(3)     4.59%     5.93%     6.69%(2)
(Index returns reflect no deduction for fees, expenses, or taxes)

CLASS G

Return Before Taxes         4.11%      N/A      4.31%(4)

Lehman 10-Year
Municipal Bond Index        4.59%      N/A      4.80%(4)
(Index returns reflect no deduction for fees, expenses, or taxes)

(1) Performance for the Class A Shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

(2)  Ten year performance.

(3) The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years. It is not possible to invest directly in an index.

(4)  Performance is from March 26, 1999, inception date of Class G
     Shares.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)  Class A         Class G

Maximum Sales Charge
Imposed on Purchases                      2.00%            NONE
(as a percentage of offering price)

Maximum Deferred
Sales Charge (as a percentage of          NONE(2)          NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                   NONE             NONE

Redemption Fees                           NONE             NONE

Exchange Fees                             NONE             NONE

Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                           0.60%            0.60%

Distribution (12b-1) Fees                 0.00%            0.25%

Other Expenses (includes a shareholder
servicing fee of 0.25% applicable
to Class A Shares)                        0.51%            0.29%

Total Fund Operating Expenses             1.11%            1.14%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

  Class A       $311      $546        $799       $1,525

  Class G       $116      $362        $628       $1,386

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

Revenue Bonds.

Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.

General Obligation Bonds.

Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.

When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

Municipal Lease Obligations.

Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.

Certificates of Participation.

A certificate that states that an investor will receive a portion of the lease payments from a municipality.

Refunding Contracts.

Issued to refinance an issuer's debt. A Fund buys these at a stated price and yield on a future settlement date.

Tax, Revenue, and Bond Anticipation Notes.

Issued in expectation of future revenues.

*Variable & Floating Rate Securities.

Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.

Mortgage-Backed Securities, Tax-Exempt.

Tax-exempt investments secured by a mortgage or pools of mortgages.

Resource Recovery Bonds.

Issued to build waste-to-energy facilities and equipment.

Tax Preference Items.

Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."

Industrial Development Bonds and Private Activity Bonds.

Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.

Tax Exempt Commercial Paper.

Short-term obligations that are exempt from state and federal income tax.

*Demand Features, or "Puts."

Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer may obtain either a stand-by or direct pay letter of credit or guarantee from banks as backup.


*Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds.

     Except as noted, each Fund is subject to the principal risks described below.

General Risks:

     Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

     Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

     Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

     Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

     Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch IBCA or Moody's.

Risks associated with investing in municipal debt securities:

     Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.


Risks associated with investing in the securities of a single state (New York Municipal Bond Fund and Ohio Municipal Bond Funds only):


     Concentration and diversification risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security also could affect other securities within that particular segment of the bond market.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risks associated with investing in mortgage-related securities:

     Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

     Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in a Fund is not a complete investment program.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.


     The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds price their investments at fair value according to procedures approved by the Board of Trustees. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.


        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding


     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at victoryfunds.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and distributions earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.


     Please check with your Investment Professional to find out if the following options are available to you.


You can receive distributions in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.


Buying a Dividend.

You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     Certain dividends from a Fund will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

     Any dividends from a Fund's net income which are not "exempt-interest dividends" and any short-term capital gains are treated as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

     Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

     Certain dividends paid to you in January may be taxable as if they had been paid to you the previous December.

     Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.


     Certain dividends from the New York Municipal Bond Fund will be exempt from certain New York state and local taxes.


     Certain dividends from the Ohio Municipal Bond Fund will be exempt from certain Ohio state and local taxes.

     Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of a Fund. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Choosing a Share Class

Each Fund offers Class A and Class G Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A

Front-end sales charge, as described on the next page. There are several ways to reduce this charge.


Lower annual expenses than Class G Shares.


CLASS G

No front-end sales charge. All your money goes to work for you right away.

Class G Shares are sold only by certain broker-dealers.


Higher annual expenses than Class A Shares.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information on Class A and G Shares, see the "Financial Highlights" at the end of this Prospectus.

Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below.

                                    Sales Charge                 Sales Charge
                                      as a % of                    as a % of
   Your Investment in the Fund     Offering Price               Your Investment


   Up to $49,999                        2.00%                        2.04%

   $50,000 up to $99,999                1.75%                        1.78%

   $100,000 up to $249,999              1.50%                        1.52%

   $250,000 up to $499,999              1.25%                        1.27%

   $500,000 up to $999,999              1.00%                        1.01%

   $1,000,000 and above*                0.00%                        0.00%

*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.


Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:

     1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount.


     2. Rights of Accumulation allow you to add the value of any Class A Shares (excluding funds sold without a sales charge) you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


     3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

          a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

          b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.


          c. Reinvestment of proceeds from a liquidation distribution of Class A Shares held in a deferred compensation plan, agency, trust, or custody account.


          d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.

          e. Purchases in connection with bundled omnibus retirement programs sponsored by financial institutions.

          f.   Purchases by participants in the Victory Investment
               Program.

          g. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.


          h. NAV transfers. If you sell shares of a mutual fund (other than a Victory Fund) and previously paid a front-end sales charge, you may invest your redemption proceeds in Class A Shares of the National Municipal Bond Fund and the New York Municipal Bond Fund at net asset value, without paying a sales charge. To be eligible for this sales charge waiver, you must purchase the Class A Shares prior to March 31, 2002, and your purchase must be within 90 days of your redemption.

               The Distributor will pay broker-dealers compensation of 1.00% for NAV transfer purchases. This payment will not affect the amount of fees you pay or the Fund's annual operating expenses.

               If you sell your shares within one year, you will pay a contingent deferred sales charge ("CDSC") of 1.00% of the amount of your original purchase or the value of the redemption proceeds, whichever is less. If you sell your shares after one year but within two years, you will pay a CDSC of 0.50%, as described above. You will not pay a CDSC if you hold your shares for at least two years.


Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank N.A. and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan


In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of each Fund. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class G Shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyCorp and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.


     Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.


     The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated institutions that provide administrative and recordkeeping services or provide distribution services to the Funds. These amounts would be in addition to amounts paid by the Funds.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500, with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy Shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to: The Victory Funds





Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL

Send completed Account Applications with your check, bank draft, or money order to:

The Victory FundsP.O. Box 182593
Columbus, OH 43218-2593

BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE

800-539-FUND (800-539-3863)

ON THE INTERNET

victoryfunds.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from the Shareholder Forms section of victoryfunds.com. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 9:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in Shares of a Fund.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. The Funds reserve the right to not accept third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares


You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class G Shares of any Victory Fund for shares of any Victory money market fund or a LifeChoice Fund. You may also exchange your shares of any Victory money market fund or a LifeChoice Fund for Class A or Class G Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.

        You can exchange shares of a Fund by calling 800-539-FUND, at victoryfunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:


     Shares of the Fund selected for exchange must be available for sale in your state of residence.


     The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

     If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.


     On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.


     You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.


     The registration and tax identification numbers of the two accounts must be identical.

     You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

     Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.


     Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.


     An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

     Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.


You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting victoryfunds.com.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at victoryfunds.com.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

     Mail a check to the address of record;

     Wire funds to a previously designated domestic financial institution;

     Mail a check to a previously designated alternate address; or

     Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

     Your account registration has changed within the last 15 days;

     The check is not being mailed to the address on your account;

     The check is not being made payable to the owner of the account;

     The redemption proceeds are being transferred to another Victory Group account with a different registration; or


     The check or wire is being sent to a different bank account than was previously designated.


     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal may be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 10 business days.

     A Fund may suspend your right to redeem your shares in the following circumstances:

         During non-routine closings of the NYSE;

         When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

         When the SEC orders a suspension to protect a Fund's shareholders.

     Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


About Victory

Each Fund is a member of The Victory Portfolios, a group of 27 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Victory Capital Management Inc. (the Adviser), a New York corporation registered as an investment adviser with the SEC, is the adviser to each of the Funds. The Adviser, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser and its affiliates manage assets totaling in excess of $72 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 2001, the Adviser was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

National Municipal Bond Fund 0.39%

New York Municipal Bond Fund 0.40%

Ohio Municipal Bond Fund 0.52%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' Administrator, pays Victory Capital Management Inc. a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


Portfolio Management

Paul A. Toft is the portfolio manager of each of the Funds. Mr. Toft, a Senior Portfolio Manager and Managing Director of the Adviser, has served as the portfolio manager of each of the Funds since 1994.

                      OPERATIONAL STRUCTURE OF THE FUNDS

                                   TRUSTEES                 ADVISER

                                 SHAREHOLDERS

         FINANCIAL SERVICES FIRMS AND THEIR INVESTMENT PROFESSIONALS

                Advise current and prospective shareholders on
                           their Fund investments.

                                TRANSFER AGENT

                             BISYS Fund Services
                             and its affiliates
                              3435 Stelzer Road
                             Columbus, OH 43219


   Provides services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.


      ADMINISTRATOR, DISTRIBUTOR,                        CUSTODIAN
          AND FUND ACCOUNTANT
                                               KeyBank National Association
          BISYS Fund Services                        127 Public Square
          and its affiliates                        Cleveland, OH 44114
           3435 Stelzer Road
          Columbus, OH 43219                     Provides for safekeeping of
                                               the Funds' investments and cash,
     Markets the Funds, distribut                 and settles trades made by
 shares through Investment Professionals,                  the Funds.
    and calculates the value of shares.
 As Administrator, handles the day-to-day activities of the Funds.

       SUB-ADMINISTRATOR


Victory Capital Management Inc.

       127 Public Square
      Cleveland, OH 44114

        Performs certain
 sub-administrative services.

                Performs certain sub-administrative services.

The Funds are supervised by the Board of Trustees, which monitors the services provided to the investors.

Additional Information

Some additional information you should know about the Funds.


Fund Classes


The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield, tax-effective yield, and the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any shareholder reports, prospectuses, proxy statements, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863).


Service Providers

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the independent accountant for the Funds. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.


   If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Financial Highlights                               NATIONAL MUNICIPAL BOND FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                               Class A Shares


                                           Year          Year          Year          Year          Year
                                           Ended         Ended         Ended         Ended         Ended
                                        October 31,   October 31,   October 31,   October 31,   October 31,
                                           2001          2000          1999          1998          1997

Net Asset Value,
   Beginning of Period                   $ 10.52       $ 10.17       $ 10.92       $ 10.51       $ 10.16

Investment Activities
     Net investment income                  0.36          0.40          0.41          0.43          0.45
     Net realized and unrealized gains
       (losses) from investments            0.87          0.40         (0.51)         0.41          0.35

         Total from
           Investment Activities            1.23          0.80         (0.10)         0.84          0.80

Distributions
     Net investment income                 (0.36)        (0.40)        (0.41)        (0.43)        (0.45)
     Net realized gains                    (0.20)        (0.05)        (0.24)           --            --

         Total Distributions               (0.56)        (0.45)        (0.65)        (0.43)        (0.45)

Net Asset Value, End of Period           $ 11.19       $ 10.52       $ 10.17       $ 10.92       $ 10.51

Total Return (excludes sales charges)      12.09%         8.07%        (0.99)%        8.15%         8.10%

Ratios/Supplementary Data:
Net Assets at end of period (000)        $55,279       $36,516       $37,579       $47,296       $47,705
Ratio of expenses to
   average net assets <F6>                  1.05%         1.04%         0.86%         0.67%         0.36%
Ratio of net investment income
   to average net assets <F6>               3.28%         3.93%         3.80%         4.02%         4.43%
Ratio of expenses to
   average net assets<F1>                   1.21%         1.33%         1.24%         1.22%         1.27%
Ratio of net investment income
   to average net assets<F1>                3.12%         3.64%         3.42%         3.47%         3.52%
Portfolio turnover <F4>                      472%          270%          127%          152%          154%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Annualized.

<F6> Effective February 28, 2001, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses of Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2011.





                                                    Class G Shares

                                                            December 17,
                                                 Year           1999
                                                 Ended         through
                                              October 31,    October 31,
                                                 2001          2000<F2>

Net Asset Value,
   Beginning of Period                          $10.52        $10.13

Investment Activities
     Net investment income                        0.34          0.32
     Net realized and unrealized gains
       (losses) from investments                  0.87          0.40

         Total from
           Investment Activities                  1.21          0.72

Distributions
     Net investment income                       (0.34)        (0.33)
     Net realized gains                          (0.20)           --

         Total Distributions                     (0.54)        (0.33)

Net Asset Value, End of Period                  $11.19        $10.52

Total Return (excludes sales charges)            11.90%         7.26%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)               $8,755        $1,109
Ratio of expenses to
   average net assets <F6>                        1.19%         1.48%<F5>
Ratio of net investment income
   to average net assets <F6>                     3.01%         3.42%<F5>
Ratio of expenses to
   average net assets<F1>                         1.37%         4.85%<F5>
Ratio of net investment income
   to average net assets<F1>                      2.83%         0.05%<F5>
Portfolio turnover <F4>                            472%          270%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Annualized.

<F6> Effective February 28, 2001, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses of Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2011.



Financial Highlights


                                                   NEW YORK MUNICIPAL BOND FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                            Class A Shares


                                          Year          Year          Year          Year          Year
                                          Ended         Ended         Ended         Ended         Ended
                                       October 31,   October 31,   October 31,   October 31,   October 31,
                                          2001          2000          1999          1998          1997

Net Asset Value,
   Beginning of Period                  $ 12.17       $ 11.99       $ 12.80       $ 12.68       $ 12.73

Investment Activities
     Net investment income                 0.59          0.61          0.61          0.61          0.68
     Net realized and unrealized gains
       (losses) from investments           0.48          0.19         (0.81)         0.14          0.03

         Total from
           Investment Activities           1.07          0.80         (0.20)         0.75          0.71

Distributions
     Net investment income                (0.58)        (0.62)        (0.61)        (0.61)        (0.72)
     Net realized gains                      --            --            --         (0.02)        (0.04)

         Total Distributions              (0.58)        (0.62)        (0.61)        (0.63)        (0.76)

Net Asset Value, End of Period          $ 12.66       $ 12.17       $ 11.99       $ 12.80       $ 12.68

Total Return (excludes sales charges)      8.98%         7.00%        (1.74)%        6.12%         5.77%

Ratios/Supplementary Data:
Net Assets at end of period (000)       $15,458       $14,082       $14,084       $18,073       $15,335
Ratio of expenses to
   average net assets <F6>                 1.05%         0.98%         0.95%         0.94%         0.94%
Ratio of net investment income
   to average net assets <F6>              4.80%         5.08%         4.82%         4.85%         5.32%
Ratio of expenses to
   average net assets<F1>                  1.49%         1.60%         1.42%         1.35%         1.49%
Ratio of net investment income
   to average net assets<F1>               4.36%         4.46%         4.35%         4.44%         4.77%
Portfolio turnover <F4>                      45%           26%           28%           38%           11%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Annualized.

<F6> Effective February 28, 2001, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Fund at a maximum of 1.90% until at least February 28, 2011.





                                            Class G Shares

                                                     December 21,
                                          Year           1999
                                          Ended         through
                                       October 31,    October 31,
                                          2001          2000<F2>

Net Asset Value,
   Beginning of Period                   $12.11        $11.94

Investment Activities
     Net investment income                 0.53          0.52
     Net realized and unrealized gains
       (losses) from investments           0.50          0.20

         Total from
           Investment Activities           1.03          0.72

Distributions
     Net investment income                (0.53)        (0.55)
     Net realized gains                      --            --

         Total Distributions              (0.53)        (0.55)

Net Asset Value, End of Period           $12.61        $12.11

Total Return (excludes sales charges       8.64%         6.16%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)        $4,811        $2,254
Ratio of expenses to
   average net assets <F6>                 1.49%         1.54%<F5>
Ratio of net investment income
   to average net assets <F6>              4.33%         4.42%<F5>
Ratio of expenses to
   average net assets<F1>                  1.79%         2.96%<F5>
Ratio of net investment income
   to average net assets<F1>               4.03%         3.00%<F5>
Portfolio turnover <F4>                      45%           26%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Annualized.

<F6> Effective February 28, 2001, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Fund at a maximum of 1.90% until at least February 28, 2011.



Financial Highlights                                   OHIO MUNICIPAL BOND FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class G Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Prospectus and Literature section of victoryfunds.com.



                                                                  Class A Shares


                                              Year        Year       Year        Year        Year
                                             Ended       Ended      Ended       Ended       Ended
                                           October 31, October 31,October 31, October 31, October 31,
                                              2001        2000       1999        1998        1997

Net Asset Value, Beginning of Period         $ 11.45    $ 11.11     $ 12.04     $ 11.72    $ 11.43

Investment Activities
     Net investment income                      0.50       0.51        0.49        0.51       0.53
     Net realized and unrealized gains
       (losses) from investments                0.69       0.34       (0.75)       0.42       0.29

         Total from Investment Activities       1.19       0.85       (0.26)       0.93       0.82

Distributions
     Net investment income                     (0.50)     (0.51)      (0.49)      (0.51)     (0.53)
     Net realized gains                           --         --       (0.10)      (0.10)        --
     In excess of net realized gains              --         --       (0.08)         --         --

         Total Distributions                   (0.50)     (0.51)      (0.67)      (0.61)     (0.53)

Net Asset Value, End of Period               $ 12.14    $ 11.45     $ 11.11     $ 12.04    $ 11.72

Total Return (excludes sales charges)          10.55%      7.84%      (2.29)%      8.18%      7.37%

Ratios/Supplementary Data:
Net Assets at end of period (000)            $74,705    $64,414     $74,984     $82,704    $78,043
Ratio of expenses to
   average net assets                           1.03%      0.94%       0.92%       0.91%      0.89%
Ratio of net investment income
   to average net assets                        4.15%      4.52%       4.20%       4.31%      4.60%
Ratio of expenses to
   average net assets<F1>                       1.11%      1.15%       1.14%       1.13%      0.99%
Ratio of net investment income
   to average net assets<F1>                    4.07%      4.31%       3.98%       4.09%      4.50%
Portfolio turnover <F6>                           96%        69%        112%         95%        74%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Ohio Tax-Free Fund merged into the Victory Ohio Municipal Bond Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





                                                      Class G Shares

                                                                     March 26,
                                              Year        Year         1999
                                             Ended       Ended       through
                                           October 31, October 31,  October 31,
                                              2001        2000      1999<F2><F3>

Net Asset Value, Beginning of Period        $  11.43    $  11.09    $  11.79

Investment Activities
     Net investment income                      0.49        0.51        0.28
     Net realized and unrealized gains
       (losses) from investments                0.69        0.34       (0.70)

         Total from Investment Activities       1.18        0.85       (0.42)

Distributions
     Net investment income                     (0.49)      (0.51)      (0.28)
     Net realized gains                           --          --          --
     In excess of net realized gains              --          --          --

         Total Distributions                   (0.49)      (0.51)      (0.28)

Net Asset Value, End of Period              $  12.12    $  11.43    $  11.09

Total Return (excludes sales charges)          10.55%       7.89%      (3.59)%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)           $118,198    $106,580    $122,458
Ratio of expenses to
   average net assets                           1.04%       0.91%       0.90%<F5>
Ratio of net investment income
   to average net assets                        4.14%       4.56%       4.18%<F5>
Ratio of expenses to
   average net assets<F1>                       1.14%       1.13%       1.12%<F5>
Ratio of net investment income
   to average net assets<F1>                    4.04%       4.34%       3.96%<F5>
Portfolio turnover <F6>                           96%         69%        112%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Ohio Tax-Free Fund merged into the Victory Ohio Municipal Bond Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                    This page is intentionally left blank.

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                                                 PRSRTSTD
                                                               U.S. POSTAGE
                                                                   PAID
                                                               Cleveland, OH
                                                              Permit No. 1535


   If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at

800-539-FUND
(800-539-3863).

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).


By mail:


      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593




You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at victoryfunds.com or from the SEC at http://www.sec.gov (text only).


   The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

                 Investment Company Act File Number 811-4852


                                                             VF-TEFI-PRO (3/02)

                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION


                            THE VICTORY PORTFOLIOS


Balanced Fund                Intermediate Income Fund       Ohio Municipal Bond Fund
Convertible Fund             International Growth Fund      Ohio Municipal Money Market Fund
Diversified Stock Fund       LifeChoice Conservative        Prime Obligations Fund
Established Value Fund       Investor Fund                  Real Estate Fund
Federal Money Market Fund    LifeChoice Moderate            Small Company Opportunity Fund
Financial Reserves Fund      Investor Fund                  Special Value Fund
Fund for Income              LifeChoice Growth Investor     Stock Index Fund
Gradison Government          Fund                           Tax-Free Money Market Fund
Reserves Fund                Nasdaq-100 Index(R)Fund        Value Fund
Growth Fund                  National Municipal Bond Fund
Institutional Money Market   New York Municipal Bond Fund
Fund

                                 March 1, 2002

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, as amended or supplemented from time to time (the "Prospectuses"). The Prospectus of each Fund is dated March 1, 2002. This SAI is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing the Victory Funds at P.O. Box 182593 Columbus, OH 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).


INVESTMENT ADVISER and SUB-ADMINISTRATOR DIVIDEND DISBURSING AGENT
Victory Capital Management Inc.          and SERVICING AGENT
                                         BISYS Fund Services Ohio, Inc.

ADMINISTRATOR
BISYS Fund Services, Inc.                CUSTODIAN

                                         KeyBank National Association

DISTRIBUTOR
BISYS Fund Services Limited Partnership  INDEPENDENT ACCOUNTANTS
                                         PricewaterhouseCoopers LLP

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.           COUNSEL
                                         Kramer Levin Naftalis & Frankel LLP


                              Table of Contents


Investment Objectives,Policies and Limitations...............................2
Instruments in Which the Funds Can Invest...................................15
  U.S. Corporate Debt Obligations...........................................15
  Short-Term Corporate Obligations..........................................15
  Demand Features...........................................................15
  Bankers' Acceptances......................................................16
  Bank Deposit Instruments..................................................16
  Eurodollar Obligations....................................................16
  Yankee Certificates of Deposit............................................16
  Canadian Time Deposits....................................................16
  Commercial Paper..........................................................16
  International Bonds.......................................................16
  Foreign Debt Securities...................................................17
  Short-Term Funding Agreements.............................................17

  Variable Amount Master Demand Notes.......................................17
  Variable Rate Demand Notes................................................18
  Variable and Floating Rate Notes..........................................18
  Prime Rate Indexed Adjustable Rate Securities.............................18
  Extendible Debt Securities................................................19
  Receipts..................................................................19
  Zero Coupon Bonds.........................................................19
  High-Yield Debt Securities................................................19
  Loans and Other Direct Debt Instruments...................................20
  Securities of Other Investment Companies..................................20
  U.S. Government Securities................................................20
  Wholly-Owned Government Corporations......................................21
  Tennessee Valley Authority................................................21
  Municipal Securities......................................................21
  Risk Factors Associated with Certain Issuers of Municipal Securities......24
    General Obligation......................................................24
    Hospital and Health Care Facilities.....................................24
    Housing.................................................................24
    Utilities...............................................................24
    Mass Transportation.....................................................24
    Higher Education........................................................24
  Ohio Tax-Exempt Obligations...............................................25
  Municipal Lease Obligations...............................................26
  Below-Investment Grade Municipal Securities...............................26
  Federally Taxable Obligations.............................................26
  Refunded Municipal Bonds..................................................27
  Mortgage-Backed Securities................................................27
  Federal Farm Credit Bank Securities.......................................28
  Federal Home Loan Bank Securities.........................................28
  U.S. Government Mortgage-Backed Securities................................28
  GNMA Certificates.........................................................28
  FHLMC Securities..........................................................29
  FNMA Securities...........................................................29
  SLMA Securities...........................................................29
  Collateralized Mortgage Obligations.......................................29
  Non-Government Mortgage-Backed Securities.................................29
  Forward Roll Transactions.................................................30
  Asset-Backed Securities...................................................30
  Forward Contracts.........................................................30
  Futures Contracts.........................................................31
  Restrictions on the Use of Futures Contracts..............................32
  Risk Factors in Futures Transactions......................................33
  Options...................................................................33
  Puts......................................................................34
  Illiquid Investments......................................................35
  Restricted Securities.....................................................35
  Investment Grade and High Quality Securities..............................35
  Participation Interests...................................................35
  Warrants..................................................................36
  Convertible and Exchangeable Debt Obligations.............................36
  Synthetic Convertibles....................................................36
  Refunding Contracts.......................................................37
  Standby Commitments.......................................................37
  Foreign Investments.......................................................37
  Preferred Stocks..........................................................38

  Real Estate Investment Trusts.............................................38
  Exchange Traded Funds.....................................................38
    Risk Factors Associated With Investments in ETFs........................38
  Eligible Securities for Money Market Funds................................39
Investment Strategies.......................................................51
  Temporary Defensive Measures..............................................51
  Repurchase Agreements.....................................................51
  Reverse Repurchase Agreements.............................................51
  Securities Lending Transactions...........................................52
  Short Sales Against-the-Box...............................................52
  When-Issued Securities....................................................52
  Delayed-Delivery Transactions.............................................53
Determining Net Asset Value for the Money Market Funds......................57
Valuation of Portfolio Securities...........................................58
Performance.................................................................59
Additional Purchase, Exchange, and Redemption Information...................73
Dividends and Distributions.................................................78
Taxes.......................................................................78
Trustees and Officers.......................................................86
Advisory and Other Contracts................................................91
Additional Information.....................................................110
Appendix.....................................................................1

                      STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Trust") is an open-end management investment company. The Trust consists of 33 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). Currently, the outstanding shares of the Trust represent interests in 27 Funds. The following six Funds have no outstanding shares: the Equity Income Fund, Maine Municipal Bond Fund (Intermediate), Maine Municipal Bond Fund (Short-Intermediate), Michigan Municipal Bond Fund, National Municipal Bond Fund (Long) and National Municipal Bond Fund (Short-Intermediate).

This SAI relates to the shares of 27 of the 33 Funds and their respective classes, and are listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.


The Victory Portfolios:


Equity Funds
      Diversified Stock Fund, Class A, C and G Shares
      Established Value Fund, Class A and G Shares
      Growth Fund, Class A and G Shares
      International Growth Fund, Class A and G Shares
      Nasdaq-100 Index(R) Fund, Class A, C and G Shares
      Small Company Opportunity Fund, Class A and G Shares
      Special Value Fund, Class A and G Shares
      Stock Index Fund, Class A and G Shares
      Value Fund, Class A and G Shares

Specialty Funds
      LifeChoice Conservative Investor Fund, Class A Shares
      LifeChoice Moderate Investor Fund, Class A Shares
      LifeChoice Growth Investor Fund, Class A Shares
      Balanced Fund, Class A and G Shares
      Convertible Fund, Class A and G Shares
      Real Estate Fund, Class A, C and G Shares

Taxable Fixed Income Funds
      Fund for Income, Class A, C and G Shares
      Intermediate Income Fund, Class A and G Shares

Tax-Exempt Fixed Income Funds
      National Municipal Bond Fund, Class A and G Shares
      New York Municipal Bond  Fund, Class A and G Shares
      Ohio Municipal Bond Fund, Class A and G Shares


Money Market Funds
      Federal Money Market Fund, Select and Investor Shares
      Financial Reserves Fund, Class A Shares
      Gradison Government Reserves Fund, Trust Shares and Class G Shares Institutional Money Market Fund, Select and Investor Shares
      Ohio Municipal Money Market Fund, Class A Shares
      Prime Obligations Fund, Class A Shares
      Tax-Free Money Market Fund, Class A Shares

Investment Objectives,Policies and Limitations

Investment Objectives

Each Fund's investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of Each Fund

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus.

A Fund's classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Five Funds are sub-classified as non-diversified investment companies: the Nasdaq-100 Index(R), National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond and Real Estate Funds. All the other Funds are sub-classified as diversified mutual funds.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees (the "Trustees") will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental InvestmentPolicies and Limitations of the Funds. The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.


1.    Senior Securities.


The Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, LifeChoice, Nasdaq-100 Index(R), National Municipal Bond, Real Estate, Special Value, Stock Index and Value Funds may not:


Issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the SEC; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in this SAI, each such Fund may borrow money as authorized by the 1940 Act; and (d) each such Fund may issue multiple classes of shares in accordance with regulations of the SEC.


The Institutional Money Market, New York Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:

Issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, each such Fund may borrow money as authorized by the 1940 Act.

The Gradison Government Reserves Fund will not issue senior securities as defined in the 1940 Act, except to the extent that such issuance might be involved with respect to borrowings subject to fundamental restriction number three below or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

2.    Underwriting.


The Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, LifeChoice,
Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index and Value Funds may not:


Underwrite securities issued by others, except to the extent that each such Fund (or, with respect to the LifeChoice Funds, an Underlying Portfolio) may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

The Established Value and Gradison Government Reserves Funds will not:

Underwrite the securities of other issuers, except insofar as each such Fund may technically be deemed an underwriter under the Securities Act, in connection with the disposition of portfolio securities.


The Federal Money Market, Institutional Money Market, New York Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:


Underwrite securities issued by others, except to the extent that each such Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

3.    Borrowing.


The Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, LifeChoice,
Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index, and Value Funds may not:


Borrow money, except that each such Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, reverse repurchase agreements and "dollar roll" transactions, provided that the total amount of any borrowing does not exceed 33-1/3% of the Fund's total assets at the time of the transaction; (b) borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made; and
(c) borrow money on a short-term basis from investment companies that are part of the same group of investment companies to the extent allowed by applicable laws, rules or regulatory orders in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. Borrowings representing more than 33-1/3% of each such Fund's total assets must be repaid before the Fund may make additional investments.

Notwithstanding the foregoing, as a non-fundamental policy, these Funds do not intend to borrow money for leveraging purposes.

The Established Value Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the its total assets, taken at the lower of acquisition cost or market value.

The Gradison Government Reserves Fund will not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous, and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities.

The Institutional Money Market Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and
(b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

This fundamental limitation is construed in conformity with the 1940 Act, and if at any time Institutional Money Market Fund borrowings exceed an amount equal to 33-1/3% of the current value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.


The New York Municipal Bond, Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:


Borrow money, except that (a) each such Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33-1/3% of each such Fund's total assets; and (b) each such Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of each such Fund's total assets must be repaid before the Fund may make additional investments.

The Ohio Municipal Money Market Fund may (a) borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling it to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.    Real Estate.


The Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, LifeChoice,
Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index and Value Funds may not:


Purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude each such Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent each such Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

The Established Value Fund will not purchase or sell real estate, except that it is permissible to purchase securities secured by real estate or real estate interests or issued by companies that invest in real estate or real estate interests.

The Federal Money Market Fund may not purchase or hold any real estate, including real estate limited partnerships, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.

The Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by each such Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The Gradison Government Reserves Fund will not purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction.

The Institutional Money Market Fund may not buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

The Ohio Municipal Money Market Fund will not purchase or sell real estate, although it may invest in Ohio municipal securities secured by real estate or interests in real estate.


5.      Lending.

Each of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, LifeChoice,Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index and Value Funds may not:


Make loans, except each such Fund, consistent with its investment program, may (a) purchase bonds, debentures, other debt securities and hybrid instruments, including short-term obligations; (b) enter into repurchase transactions; (c) lend portfolio securities, provided that the value of loaned securities does not exceed 33-1/3% of each such Fund's total assets; and (d) make short-term loans to other investment companies that are part of the same group of investment companies, as part of an interfund loan program, as allowed by applicable laws, rules and regulatory orders.

Notwithstanding the foregoing, as a non-fundamental policy, the Fund for Income will not lend any of its portfolio securities.

The Established Value Fund will not make loans, except (a) through the purchase of publicly distributed corporate securities, U.S. government obligations, certificates of deposit, high-grade commercial paper and other money market instruments, and (b) loans of portfolio securities to persons unaffiliated with the Trust not in excess of 20% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the SEC and with any standards established from time to time by the Trust's Board of Trustees, including the maintenance of collateral from the borrower at all times in an amount at least equal to the current market value of the securities loaned.

The Federal Money Market Fund may not lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section, "Securities Lending." The Fund will not lend any other assets except as a special investment method. See "Investment Objective" in the Prospectus.

The Federal Money Market Fund will not make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of its total assets would be subject to such loans.


The Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:


Lend any security or make any other loan if, as a result, more than 33-1/3% of each such Fund's total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Gradison Government Reserves Fund will not make loans, except that the purchase of debt securities as allowed by its investment objective and other investment restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the SEC shall not be prohibited by this restriction.

The Institutional Money Market Fund may not make loans to other persons, except (a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33-1/3% of the total assets of the Fund.


The New York Municipal Bond Fund may not make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.


The Ohio Municipal Money Market Fund will not lend any of its assets, except through the purchase of a position of publicly distributed debt instruments or repurchase agreements and through the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

6.    Commodities.


The Diversified Stock, Intermediate Income, International Growth, LifeChoice, Nasdaq-100 Index(R), Ohio Municipal Bond, Prime Obligations, Real Estate, Small Company Opportunity, Stock Index, and Tax-Free Money Market Funds may not:


Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).


The Balanced, Growth, Special Value and Value Funds may not:


Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.


The Convertible and the Federal Money Market Funds may not:


Deal in commodities or commodity contracts.

The Established Value Fund will not purchase or sell commodities, commodity contracts, or interests in oil, gas or other mineral exploration or development programs, except that it is permissible to purchase securities issued by companies that hold interests in oil, gas or other mineral exploration or development programs.

The Fund for Income may not purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The Gradison Government Reserves Fund will not purchase or sell commodities, commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases, except that the purchase or sale of financial futures contracts or options on financial futures contracts is permissible.

The National Municipal Bond Fund may not purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).


The New York Municipal Bond and Ohio Municipal Money Market Funds may not:


Purchase or sell commodities or commodity contracts.

7.    Joint Trading Accounts.

The Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:

Participate on a joint or joint and several basis in any securities trading account.

The Established Value Fund will not participate on a joint, or a joint and several, basis in any securities trading account.

8.    Diversification.


The Small Company Opportunity Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


The Established Value Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of its total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held by the Fund. The Fund will not concentrate more than 25% of its total assets in any one industry.

The Federal Money Market Fund may not, as to 75% of its total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. government, its agencies or its instrumentalities. However, in complying with Rule 2a-7 under the 1940 Act, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Prime Obligations Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. In accordance with Rule 2a-7, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.
However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The New York Municipal Bond Fund may not purchase the securities of any issuer (except the U.S. government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency, of which such state is a member, is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days. The Ohio Municipal Money Market Fund will limit, with respect to 75% of its total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of its total assets could be invested in a single issuer if Victory Capital Management Inc. (the "Adviser") believes such a strategy to be prudent. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above. The Tax-Free Money Market Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.


9.    Concentration.


The Balanced, Convertible, Diversified Stock, Fund for Income, Growth, Intermediate Income, International Growth, Nasdaq-100 Index(R), Ohio Municipal Bond, National Municipal Bond, Special Value, Stock Index and Value Funds may not:


Purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of each such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent each such Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Notwithstanding the foregoing, the Nasdaq-100 Index(R) Fund will concentrate its investments in a single industry to the extent necessary to track the broad-based securities market index the performance of which the Fund attempts to duplicate.

The Federal Money Market Fund may not purchase securities if such purchase would cause more than 25% of any of its total assets to be invested in the securities of issuers in any one industry, provided however that the Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or U.S. bank obligations. The Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

The Financial Reserves Fund may not purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Consistent with its investment objective and policies, the Financial Reserves Fund reserves the right to concentrate its investment in obligations issued by domestic banks.

The Gradison Government Reserves Fund will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Institutional Money Market Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The National Municipal Bond and Ohio Municipal Bond Funds may not:

Purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of each such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent either Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.


When investing in industrial development bonds, each such Fund will look to the source of the underlying payments. Each such Fund will not invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects. The New York Municipal Bond Fund may not, with respect to non-municipal investments, purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if as a result of such purchase 25% or more of its total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days. In addition, the New York Municipal Bond Fund may not invest more than 25% of its total assets in securities whose interest payments are derived from revenue from similar projects.


The Ohio Municipal Money Market Fund will not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds. The Fund also reserves the right to concentrate investments in municipal securities that are secured by domestic bank letters of credit or guaranteed by domestic banks.

The Prime Obligations Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.


The Real Estate Fund may not purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Notwithstanding the foregoing, the Real Estate Fund will concentrate its investments in securities in the real estate industry.


The Small Company Opportunity Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Tax-Free Money Market Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be municipal securities.

Notwithstanding the foregoing, with respect to the Tax-Free Money Market Fund, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

10.   Miscellaneous.

      a.    Tax-exempt income.


The Ohio Municipal Money Market Fund may not invest its assets so that less than 80% of its annual interest income is exempt from the federal regular income tax and Ohio state income taxes.


      b.    Investing to Influence Management or to Exercise Control.

The Established Value Fund will not invest in companies for the purpose of exercising control or management.

The Federal Money Market Fund may not invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Fund from voting proxies in its discretion.

The LifeChoice Funds may not make investments for the purpose of exercising control or management (but this shall not prevent a LifeChoice Fund from purchasing a controlling interest in one or more Underlying Portfolios consistent with its investment objectives and policies).

      c.    Margin Purchases and Short Selling.

The Federal Money Market Fund may not purchase securities on margin or sell securities short.

The Established Value Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

      d.    Securities of Other Investment Companies.


The Convertible and the Federal Money Market Funds may not:


Purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

The Established Value Fund will not purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except by purchase in the open market of securities of closed-end investment companies involving only customary broker's commissions, and then only if immediately after such purchase, no more than 10% of the value of the total assets of the Fund would be invested in such securities.

      e.    Illiquid and Restricted Securities.

The Federal Money Market Fund may not invest more than 10% of its net assets in (i) securities restricted as to disposition under the federal securities laws, (ii) securities as to which there are no readily available market quotations, or (iii) repurchase agreements with a maturity in excess of seven days.

The Established Value Fund will not (i) purchase securities subject to restrictions on disposition under the Securities Act or (ii) purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 5% of its total assets would be invested in such securities (repurchase agreements maturing in more than seven days are included within this restriction).

      f.    Mortgage, Pledge or Hypothecation of Securities.

The Established Value Fund will not mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in fundamental investment restriction number three above, and then only in amounts not exceeding 10% of the value of its assets (taken at the lower of acquisition cost or market value).

      g.    Options.

The Established Value Fund will not write, purchase or sell puts, calls or combinations thereof.

      h.    Ownership of Portfolio Securities by Trustees or Officers.

The Established Value Fund will not purchase or retain the securities of any issuer if any Trustee or officer of the Trust is or becomes a director or officer of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer, or if those directors, trustees and officers of the Trust and its investment adviser who are directors or officers of such issuer together own or acquire more than 5% of the securities of such issuer.

      i.    Unseasoned Issuers.

The Established Value Fund will not purchase any securities of companies which have (with their predecessors) a record of less than three years of continuous operation, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

Non-Fundamental Investment Policies and Limitations of the Funds. The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees. Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund's outstanding voting securities.


1.    Illiquid Securities.


Each of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International Growth, LifeChoice, Nasdaq-100 Index(R), National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market and Value Funds may not:


Invest more than 15% (10% in the case of the Money Market Funds listed above) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.    Short Sales and Purchases on Margin.

The Balanced, Diversified Stock, Growth, Intermediate Income, International Growth, LifeChoice, Ohio Municipal Bond, Prime Obligations, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market and Value Funds may not:


Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund, and, with respect to the International Growth Fund, provided that this restriction shall not limit that Fund's ability to make margin payments in connection with transactions in currency future options.

The Financial Reserves and Institutional Money Market Funds may not:

(1) Purchase securities on margin (but each such Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities) or (2) make short sales of securities.


The Fund for Income and New York Municipal Bond Fund may not:


Make short sales of  securities or purchase any  securities on margin,  except
for  such   short-term   credits  as  are   necessary  for  the  clearance  of
transactions.

The  Gradison   Government   Reserves  Fund  will  not  make  short  sales  of
securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

The National Municipal Bond Fund may not (1) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; or (2) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Ohio Municipal Money Market Fund may not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

The LifeChoice and Small Company Opportunity Funds:

Do not currently intend to purchase securities on margin, except that each such Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3.    Other Investment Companies.

The Funds (except for the LifeChoice Funds) may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."


Each of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International Growth, Nasdaq-100 Index(R), National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market and Value Funds may:


Invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, each such Fund may invest in the other money market funds of the Trust. The Adviser will waive the portion of its fee attributable to the assets of each such Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of each such Fund are registered for sale.

The Gradison Government Reserves Fund will not purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company.

The National Municipal Bond Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Ohio Municipal Money Market Fund will not invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.


The LifeChoice Funds may invest between 10% and 25% of their total assets in "Other Funds," as defined in the Prospectus.


4.    Miscellaneous.

      a.    Investment grade obligations.


Each of the National Municipal Bond, New York Municipal Bond and Ohio Municipal Bond Funds may not:


Hold more than 5% of its total assets in securities that have been downgraded below investment grade.

      b.    Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows:

Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

      c.    Foreign Issuers.


The Convertible Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.


The Federal Money Market Fund may not invest in foreign securities.

      d.    Unseasoned Issuers.


Each of the Convertible  and Federal Money Market Funds may not:


Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

The LifeChoice Funds may not:

Invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation (except for the Proprietary Portfolios, but a LifeChoice Fund may invest in Underlying Portfolios that do so invest).

      e.    Mortgage, Pledge or Hypothecation of Securities or Assets.


Each of the Convertible  and Federal Money Market Funds may not:


Pledge or hypothecate any of its assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

The Gradison Government Reserves Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.

      f.    Lending or Borrowing.

The Fund for Income will not lend any of its portfolio securities.

The Federal Money Market Fund may not (a) lend portfolio securities,(b) borrow money, or (c) invest in shares of other investment companies.

No Fund intends to borrow money for leveraging purposes.

      g.    Joint Trading Accounts.

The LifeChoice Funds may not participate on a joint or joint and several basis in any securities trading account.


 5.     Other Restrictions

The Federal Money Market Fund may not invest in any instrument that is considered a "derivative" for purposes of the Ohio Uniform Depository Act, including a financial instrument or contract or obligation whose value or return is based upon or linked to another asset or index, or both, separate from the financial instrument, contract, or obligation itself. Any security, obligation, trust account, or other instrument that is created from an issue of the U.S. Treasury or is created from an obligation of a federal agency or instrumentality or is created from both is considered a derivative instrument. However, the Ohio Uniform Depository Act permits investment in eligible securities that have a variable interest rate payment based on (a) U.S. Treasury bills, notes, bonds, or any other obligation or security issued by the U.S. Treasury or any other obligation guaranteed as to principal or interest by the United States, including securities issued by the Government National Mortgage Association; and (b) bonds, notes, debentures, or any other obligations or securities issued by any federal government agency or instrumentality, including but not limited to, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation ("FHLMC") and Student Loan Marketing Association ("SLMA"). The Ohio Uniform Depository Act does not permit, however, investment in (a) stripped principal or interest obligations of such eligible securities and obligations, or (b) variable-rate securities with a maximum maturity that exceeds two years.

 Instruments in Which the Funds Can Invest

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The Funds' investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectuses and this SAI. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices which presently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus and this SAI.

U.S. Corporate Debt Obligations. U.S. corporate debt obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.


Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value per share ("NAV").


Short-Term Corporate Obligations. Short-term corporate obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. The Balanced, Special Value, Stock Index and Real Estate Funds each may invest up to 35%, 20%, 33-1/3% and 20%, respectively, of its total assets in short-term corporate debt obligations.


Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. Each Municipal Bond Fund may invest in demand features without limit. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities.

The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. Certificates of deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Funds listed above may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if
(a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund. The Ohio Municipal Money Market and Tax-Free Money Market Funds may each invest up to 20% of its assets in bank deposit instruments.

Eurodollar Obligations. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank. The Financial Reserves, Institutional Money Market and Prime Obligations Funds may each invest up to 25% of its total assets in Eurodollar obligations. The Ohio Municipal Money Market and Tax-Free Money Market Funds may each invest up to 20% of its total assets in these instruments.

Yankee Certificates of Deposit. Yankee certificates of deposit are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Prime Obligations Fund may invest in Yankee certificates of deposit without limit.

Canadian Time Deposits. Canadian time deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

Commercial Paper. Commercial paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Ohio Municipal Money Market and Tax-Free Money Market Funds may each invest up to 20% of its total assets in taxable commercial paper. In addition to corporate issuers, tax-exempt commercial paper also may be issued by borrowers that issue municipal securities. See "Municipal Securities" below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this SAI.


International Bonds. International bonds include Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Intermediate Income Fund may invest up to 20% of its total assets in Yankee Bonds. International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments. The Intermediate Income and International Growth Funds each may invest up to 20% of its total assets in foreign debt securities. The Balanced Fund may invest up to 10% of its total assets in these securities.

Short-Term Funding Agreements. Short-term funding agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed, for Money Market Funds, 10% of the Fund's net assets and for all other Funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The Financial Reserves, Institutional Money Market and Prime Obligations Funds each may invest up to 10% of its net assets in short-term funding agreements.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. The Balanced, Convertible, Intermediate Income, and International Growth Funds may each invest up to 35% of its total assets in variable amount master demand notes. The Diversified Stock, Growth, National Municipal Bond, New York Municipal Bond, Ohio Municipal Money Market, Ohio Municipal Bond, Real Estate, Special Value, Tax-Free Money Market and Value Funds may each invest up to 20% of its total assets in variable amount master demand notes.


Variable Rate Demand Notes. Variable rate demand notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

The maturities of variable or floating rate notes are determined as follows:

1. A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice. The Convertible Fund may invest up to 35% of its total assets in variable and floating rate notes and the Established Value Fund may invest up to 20% of its total assets in these securities. The Fund for Income may invest up to 35% of its total assets in variable and floating rate U.S. government securities.


Prime Rate Indexed Adjustable Rate Securities. Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers. The prime rate is determined by market forces affecting a bank's cost of funds and the rates that borrowers will accept. The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down. The Federal Money Market, Financial Reserves, Gradison Government Reserves, Institutional Money Market and Prime Obligations Funds each may invest up to 10% of its total assets in prime rate indexed adjustable rate securities.

Extendible Debt Securities. Extendible debt securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs"), and certificates of accrual on Treasury securities ("CATS"). The Fund for Income may invest up to 20% of its total assets in U.S. government security receipts. The Diversified Stock, Established Value, Growth, Intermediate Income, International Growth, Real Estate, Small Company Opportunity, Stock Index and Value Funds each may invest up to 20% of its total assets in receipts. The Balanced Fund may invest up to 10% of its total assets in these securities.

Zero Coupon Bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently. This fluctuation increases in accordance with the length of the period to maturity. The Financial Reserves, Institutional Money Market, Prime Obligations and Municipal Bond Funds may invest in zero coupon bonds without limit. The Gradison Government Reserves Fund may invest in zero coupon U.S. government securities without limit. The Ohio Municipal Money Market and Tax-Free Money Market Funds each may invest in tax-exempt zero coupon bonds without limit. Each of the Taxable Bond Funds may invest up to 20% of its total assets in zero coupon bonds (the Fund for Income may only invest in zero coupon U.S. government securities).


High-Yield Debt Securities. High-yield debt securities are below-investment grade debt securities, commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investors Service ("Moody's") or BB to C by Standard & Poor's ("S&P")), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of high-yield debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Trust's Board of Trustees, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund's ability to sell these securities.

Since the risk of default is higher for high-yield debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.


The Convertible Fund. The Convertible Fund will purchase convertible securities that may or may not be rated by an NRSRO. When purchasing rated securities, the Fund may make substantial investments in securities rated Baa, Ba B or Caa by Moody's and BB, BB, B or CCC by S&P.

The Convertible Fund is not restricted from investing in below-investment grade securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements, such as growing market share or improved cost structure or margins, that would enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies.


Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Each Municipal Bond Fund may invest up to 20% of its total assets in loan participations.


Securities of Other Investment Companies. A Fund (other than the LifeChoice Funds) may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the Money Market Funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. The Established Value, Federal Money Market and Gradison Government Reserves Funds may not invest in other investment companies. The LifeChoice Funds may invest in the Proprietary Portfolios without limitation. See "Investment Policies and Limitations -- The LifeChoice Funds" in this SAI.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Balanced Fund may invest up to 60% of its total assets in U.S. government securities. The Convertible and International Growth Funds each may invest up to 35% of its total assets in these securities. The Ohio Municipal Money Market Fund, the Municipal Bond Funds, and the Diversified Stock, Established Value, Growth, Real Estate, Small Company Opportunity, Special Value, Stock Index (only U.S. Treasuries) and Value Funds each may invest up to 20% of its total assets in U.S. government securities.

Wholly-Owned Government Corporations. Wholly owned Government corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States;
(D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) the Government National Mortgage Association; (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control, and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority; (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

Tennessee Valley Authority. The Tennessee Valley Authority ("TVA"), a federal corporation and the nation's largest public power company, issues a number of different power bonds, quarterly income debt securities ("QUIDs") and discount notes to provide capital for its power program. TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index, and putable automatic rate reset securities, which are 30-year non-callable securities. QUIDs pay interest quarterly, are callable after five years, and are due at different times. TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue. Although TVA is a federal corporation, its securities are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Municipal Securities. Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of municipal securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are municipal securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are municipal securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and New York personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Municipal securities may include fixed, variable, or floating rate obligations. Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts). Each Municipal Bond Fund may invest in refunding contracts without limit.

The two principal categories of municipal securities are "general obligation" issues and "revenue" issues. Other categories of municipal securities are "moral obligation" issues, private activity bonds, and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation, and the rating(s) of the issue. There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term "municipal securities," as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term "municipal securities" also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Additionally, the term "municipal securities" includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. The Intermediate Income Fund may invest in tax, revenue and bond anticipation notes without limit.


An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor). Each Municipal Bond Fund may invest in revenue bonds and resource recovery bonds without limit.

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment. The source of payment and security  for such bonds is the  financial  resources  of the  private  entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to
those  described  above.   Certain  debt
obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term "municipal securities" if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. Funds that invest in private activity bonds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy the investment objective and policies of each Fund that invests in municipal securities ("Municipal Bond Funds"). In meeting its investment policies, a Municipal Bond Fund may invest part of its total assets in municipal securities which are private activity bonds. Moreover, although no Municipal Bond Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

      Risk Factors Associated with Certain Issuers of Municipal Securities. A number of factors could impair a municipal issuer's ability to service its debt.

            General   Obligation.   The  following  may  negatively  affect  a
general obligation issuer's debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

            Hospital and Health Care Facilities. The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations, and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

            Housing. The following may diminish these issuers' ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders

            Utilities. The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

            Mass Transportation. The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations. The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture. The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages, and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees, and penalties and fines.

            Higher Education. The following could diminish a higher education issuer's debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

            In  addition,   there  are  certain  risks   associated  with  the
concentration of investments in the banking industry when municipal securities are credit enhanced by bank letters of credit. or guaranteed by banks, which could occur in the Ohio Municipal Money Market Fund. These investments may be susceptible to adverse events affecting the banking industry.

Ohio Tax-Exempt Obligations. As used in the Prospectuses and this SAI, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax. A Fund which invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Municipal Lease Obligations. Municipal lease obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Each Municipal Bond Fund may invest up to 30% of its total assets in municipal lease obligations.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.


Below-Investment Grade Municipal Securities. No Municipal Bond Fund currently intends to invest in below-investment grade municipal securities. However, each Municipal Bond Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of below-investment grade securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.


A Municipal Bond Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations. No Municipal Bond Fund intends to invest in securities whose interest is federally taxable; however, from time to time, a Municipal Bond Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, a Municipal Bond Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities. Each Municipal Bond Fund may invest up to 20% of its total assets in taxable obligations. In addition, the Tax-Free Money Market Fund may invest up to 20% of its total assets in taxable obligations.

Should a Municipal Bond Fund invest in federally taxable obligations, it would purchase securities which in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Municipal Bond Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations a Municipal Bond Fund also may consider the comparable ratings of other NRSROs.

The  Supreme  Court  has held  that  Congress  may  subject  the  interest  on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Municipal Bond Funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Municipal Bond Funds' holdings would be affected and the Trustees would reevaluate the Funds' investment objective and policies.

The Municipal Bond Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, a Municipal Bond Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Municipal Bond Fund may be required to sell securities at a loss.

Refunded Municipal Bonds. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S.
government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.


Mortgage-Backed Securities--In General. Mortgage-backed securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares. Each Money Market Fund may invest in mortgage-backed securities without limit. The Balanced Fund may invest up to 40% of its total assets in mortgage-backed securities. Each Municipal Bond Fund and the Convertible Fund may invest up to 35% of its total assets in tax-exempt mortgage-backed securities. The Diversified Stock Fund may invest up to 20% in these securities.

      Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank ("FFCB") consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities, and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. Federal Farm Credit Bank Securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

      Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank System (the "FHLB"), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. The FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.


      U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by Government National Mortgage Association ("GNMA") are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.


The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

      GNMA Certificates. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The  estimated   average  life  of  a  GNMA   Certificate   is  likely  to  be
substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

      FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates, and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

      FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

      SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, the Student Loan Marketing Association ("SLMA") is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.


      Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Balanced Fund may invest up to 40% of its total assets in CMOs. The Convertible and International Growth Funds may each invest up to 35% of its total assets in CMOs. Each Municipal Bond Fund may invest up to 25% of its total assets in CMOs. The Diversified Stock Fund may invest up to 20% of its total assets in these securities.


      Non-Government   Mortgage-Backed   Securities.  A  Fund  may  invest  in
mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Forward Roll Transactions. A Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold. The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll. For financial reporting and tax purposes, the Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into forward roll transactions that are accounted for as a financing.

Asset-Backed Securities. Asset-backed securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. The Prime Obligations Fund may invest up to 25% of its total assets in asset-backed securities. The Municipal Bond and Taxable Bond Funds each may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.


Forward Contracts. The Balance Fund and International Growth Fund may enter into forward currency exchange contracts ("forward contracts"). A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies. Each Fund may also buy and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the funds' portfolio. Each Fund's custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody's or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Funds' total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Funds' commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward foreign currency exchange contracts may be restricted. The Funds generally will not enter into a forward contract with a term of greater than one year. The Funds will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Funds to deliver an amount of currency other than U.S. dollars in excess of the value of the Funds' portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Futures Contracts. Any Fund except the Established Value, Federal Money Market, Gradison Government Reserves, Institutional Money Market, LifeChoice, Ohio Municipal Money Market, Prime Obligations, or Tax-Free Money Market Funds may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.


A Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending the purchase or sale of that security.

A Fund's ability to use futures trading effectively depends on several factors. First, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or its underlying stock index, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Fourth, a Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. Fifth, there is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

      Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

The Trust has undertaken to restrict its futures  contract trading as follows:
First, the Trust will not engage in transactions in futures contracts for speculative purposes. Second, the Trust will not market its Funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets. Third, the Trust will disclose to all prospective shareholders the purpose of and limitations on its Funds' commodity futures trading. Fourth, the Trust will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

      Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.


Options. The following Funds may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio: Balanced, Diversified Stock, Growth, International Growth, Nasdaq-100 Index(R), Small Company Opportunity, Special Value, Stock Index and Value Funds. Each of these Funds may write covered calls on up to 25% of its total assets. The Real Estate Fund may write covered calls and puts on up to 25% of its total assets. In addition, the Fund for Income may write covered call options on up to 25% of its total assets and may also invest up to 5% of its total assets to purchase options or to close out open options transactions. A Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised, except that the Small Company Opportunity Fund may write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Convertible Fund. The Convertible Fund may purchase and write call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. The Fund may write call options only if they are covered, on portfolio securities amounting to up to 25% of its total assets, and the options must remain covered so long as the Fund is obligated as a writer.


      Puts. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of its portfolio assets. Puts also may be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to acquire puts only from dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

The Small Company Opportunity Fund may write uncovered put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Small Company Opportunity Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Small Company Opportunity Fund has written, however, the Small Company Opportunity Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Small Company Opportunity Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Small Company Opportunity Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace,
(3) dealer  undertakings  to make a market,  (4) the  nature  of the  security
(including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, and securities which the Adviser determines to be illiquid.

However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity. Each of the Money Market Funds may invest up to 10% of its net assets in illiquid securities.


Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. The Convertible, Prime Obligations and Intermediate Income Funds may invest in restricted securities without limit. The Balanced, International Growth and Small Company Opportunity Funds each may invest up to 35% of its total assets in these securities. The Diversified Stock, Growth, Special Value, Stock Index and Value Funds each may invest up to 20% of its total assets in these securities. The Real Estate Fund may invest up to 15% of its total assets in restricted securities. The Ohio Municipal Money Market and Tax-Free Money Market Funds each may invest 20% of its total assets in taxable restricted securities. The Federal Money Market Fund may invest up to 10% of its net assets in these securities.

Investment Grade and High Quality Securities. The Funds may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations which, at the time of purchase,
(1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Trustees.


Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.


Warrants. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Each Equity Fund, other than the Convertible Fund, may invest up to 10% of its total assets in warrants. The Convertible Fund may invest up to 5% of its total assets in warrants that are attached to the underlying securities.


Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligation generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.


Synthetic Convertibles. The Convertible Fund also may invest in "synthetic convertibles". A synthetic convertible is created by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.


A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Refunding Contracts. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby  commitments  are subject to certain  risks,  including the ability of issuers  of  standby  commitments  to  pay  for  securities  at the  time  the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.


Foreign Investments. A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. The Balanced, Convertible, Diversified Stock, Growth, Small Company Opportunity, Special Value and Value Funds each may invest up to 10% in ADRs.


The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.


Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. The Real Estate Fund may invest up to 20% of its total assets in foreign equity securities traded on a foreign exchange. The Balanced Fund may invest up to 10% of its total assets in these securities.


Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


The International Growth Fund currently invests in the securities (including sponsored and unsponsored ADRs) of issuers based in a number of foreign countries. The Adviser and Credit Agricole Asset Management, S.A. ("CAAM"), the sub-adviser of the International Growth Fund, continuously evaluate issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country, subject to approval by the Trustees, when such securities meet the investment criteria of the Adviser and CAAM and are consistent with the investment objective and policies of the Fund.

Preferred Stocks. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Convertible, International Growth, Diversified Stock, Growth, Intermediate Income, Real Estate, Small Company Opportunity, Special Value and Value Funds each may invest up to 35% of its total assets in preferred stocks.

Real Estate Investment Trusts. Real Estate Investment Trusts ("REITs") are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Balanced, Convertible, Diversified Stock, Established Value, International Growth, Real Estate, Small Company Opportunity, Special Value and Value Funds each may invest up to 25% of its total assets in REITs. The Growth and Stock Index Funds each may invest up to 20% of its total assets in REITs. The Real Estate Fund has no limits on investing in REITs.


Exchange Traded Funds. Exchange Traded Funds ("ETFs") are investment companies whose primary objective are to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities which replicates, or is a representative sample of, a particular index and which is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

      Risk Factors Associated With Investments in ETFs. ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include: (i) the possibility that an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) that under certain circumstances an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.


Eligible Securities for Money Market Funds. High-quality investments are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from a nationally recognized statistical ratings organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities which may be purchased by the Money Market Funds are referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

The Appendix of this SAI identifies each NRSRO which may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


Additional Information Concerning Ohio Issuers

The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease - purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, a population increase of 4.57% from 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.


In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998, the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%). The unemployment rate and its effects vary among geographic areas of the State.


There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF," a cash and budgetary management fund) to the GRF in FY 1992.


Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed a FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.


A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.


The 1994-95 biennium presented a more affirmative financial picture. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending $834.9 million GRF fund balance, $250 million went to school building construction and renovation, $94 million to the school computer network, $44 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.


The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million to supply classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund.


The State's financial situation varied substantially in the recently ended 2000-01 biennium. The GRF appropriations act for the then current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June 1999 and promptly signed (after selective vetoes) by the Governor. From the June 30, 2000 FY ending GRF fund balance of over $855 million transfers were made in amounts of $610 million to the income tax reduction fund and $49 million to the BSF (increasing its balance to over $1 billion).

The Governor announced in late March 2001 new preliminary lowered revenue estimates for the then current FY (ending June 30, 2001) and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, and higher than previously projected Medicaid expenditures, significant steps were taken to ensure the positive GRF ending fund balance at June 30, 2001. Those steps included reductions in expenditures and appropriations spending, and OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF cash balance of over $817 million and fund balance of over $219 million making that transfer unnecessary.

None of the spending reductions over the years were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

Lengthy and rigorous consideration was given to revenues and expenditures for the new FYs 2002 and 2003. Included in that consideration were the OBM projections for the biennium of continuing lower than anticipated levels of revenues and higher than anticipated Medicaid expenses. Another key consideration was compliance with the then imminent school funding court order discussed below.

The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and Senate, and in the act as passed and signed. The same is true for the separate appropriations acts for the Department of Transportation, Department of Public Safety and Bureau of Workers Compensation, which included lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.

The appropriations act provided for the use of certain reserves, aimed at achieving FY and biennium ending positive fund balances based on estimates and projections at the time of passage. It authorized OBM to transfer, if necessary, $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated from the BSF to an ongoing State emergency purposes fund. Assuming all those transfers are made from the BSF, its balance would be reduced to approximately $855,000,000. As an additional reserve transfer, the entire balance of $100,000,000 may be transferred by OBM in FY 2002 from a Family Services Stabilization Fund to the GRF.

However, the Ohio economy continues to be negatively affected by the national economic downturn and by recent national and international events. On October 16, 2001, OBM announced its revised estimates of revenues and expenditures for the current fiscal biennium. Based on continuing reduced revenue collections in certain categories (particularly sales and personal income taxes), OBM projects a GRF budget shortfall for the current Fiscal Year of $709,000,000 and of $763,000,000 for the next Fiscal Year. Due to the continuing pendency of the school funding litigation (the State has filed a motion for reconsideration) those revised estimates did not include additional expenditures pursuant to the recent Supreme Court order; as noted below the motion requests reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in each Fiscal Year of this biennium, estimated by OBM to be as much as $1.24 billion each year.

As a first step to achieving a positive GRF ending fund balance for the current Fiscal Year based on these new OBM estimates, the Governor on October 16 ordered reduced appropriations spending by most State agencies in amounts and manner to be determined by the OBM Director, and limits on hiring and on major purchases. Expressly excepted from the Governor's cutback order are appropriations for or relating to debt service on State obligations.

Announced spending reductions, that would reduce the current Fiscal Year shortfall by an estimated $224,000,000, are at the annual rate of 6% (being 8.5% for the balance of the Fiscal Year) for most State agencies (including higher education institutions), with lesser reductions for correctional and mental health institutions. Exemptions from reductions would include primary and secondary education and the adjutant general.

In addition to the spending reductions already ordered, the Governor proposed specific additional steps intended to ensure, based on current projections, required positive GRF Fiscal Year-ending fund balances. These steps include revenue enhancements (such as eliminating certain tax exemptions), participation in a multi-state lottery game, use of a portion of the uncommitted BSF balance, and a temporary reallocation of a portion of tobacco settlement revenues. Those additional steps, and other steps that are being and may be considered by the General Assembly, require action by the General Assembly. It is not possible at this time to predict what actions may be taken by the General Assembly. The Governor and the General Assembly also continue to consider and evaluate actions that may be necessary in response to final Supreme Court action in the school funding case or to subsequent revised revenue projections.

An additional appropriations action, affecting most subdivisions and local libraries in the State, is capping the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 to the equivalent monthly payment amounts in FYs 2000 and 2001.


The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. As of October 16, 2001, $over $2.17 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($38.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.04 billion outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($145.8 million outstanding, with no more than $50 million to be issued in any one year).

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($513.1 million outstanding as of October 16, 2001) and facilities for state supported and assisted institutions of higher education ($577.6 million outstanding or sold and awaiting delivery).


That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.


A  constitutional  amendment  approved  by  Ohio  electors  in  November  2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.9 billion of which were outstanding at October 16, 2001.

In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of October 16, 2001) to be approximately $45 million (of which $40.7 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.


A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund " approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease -purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


Local school districts in Ohio receive a major portion (state - wide aggregate of less than 50% in FY 2001) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 122 districts (as of October 16, 2001) on voter-authorized income taxes, for significant portions of their budgets. In a September 6, 2001 opinion, the Ohio Supreme Court resolved the litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

o Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional cost of this charge to the State in the current FY to be as much as $1.24 billion. The Court has granted the State's motion for reconsideration and clarification of this ordered modification.

o The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

Both of these Court-ordered modifications require General Assembly action. It is not possible at this time to state what the Court's action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions. As stated in the conclusion to the majority opinion:

      "The state is hereby ordered to implement the changes described. . . . Because we have no reason to doubt [State] defendants' good faith, we have concluded there is no reason to retain jurisdiction of the matter before us. If the order receives less than full compliance, interested parties have remedies available to them."

The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001, four districts sought approximately $3.8 million.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of October 16, 2001, nine municipalities were in "fiscal emergency" status and three in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to eight districts with four on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


Additional Information Concerning New York Issuers


The New York Municipal Bond Fund will invest substaxntially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the New York Municipal Bond Fund will invest will change from time to time. The New York Municipal Bond Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the New York Municipal Bond Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The New York Municipal Bond Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Municipal Bond Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the city of New York (the "City") and political subdivisions thereof and/or their agencies.

New York State. The State's current fiscal year began on April 1, 2001 and ends on March 31, 2002. On August 3, 2001, the State Legislature passed the budget for the 2001-02 fiscal year. Governor George E. Pataki approved the budget as passed by the Legislature. Following enactment of the budget, the State prepared a Financial Plan (the "Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature. The State expects to update the Financial Plan quarterly.

While the Plan reflects Legislative action on the budget through September 13, 2001, it does not yet reflect the impact on the State's financial plan from the terrorist attacks on the World Trade Center in New York City on September 11, 2001. It is expected that this disaster will temporarily disrupt receipts growth and receipts cash flow. The disaster will also adversely impact State personal service and other costs in the short run.

A preliminary assessment suggest the revenue loss will likely exceed $1 billion given the possible disruption associated with the World Trade Center disaster to business activity and normal tax payment mechanisms during the balance of the fiscal year.

The Federal government enacted an emergency supplemental authorization of $40 billion, with not less than $20 billion allocated to disaster recovery activities and assistance in New York, Virginia and Pennsylvania. In addition, the State enacted a total of $5.5 billion in appropriations, primarily to ensure timely receipt of Federal and other aid for the relief and recovery efforts in New York City. Finally, the State enacted legislation to provide New York City with additional bonding capacity which would allow the City to issue $2.5 billion in bonds for costs related to the attack on the World Trade Center.

Economic Outlook. The events of September 11, 2001 are expected to have a substantial adverse impact on the New York City, State and national economies. Transportation and communications have been disrupted. The financial markets remained closed for an unprecedented four days. The magnitude of the impact which these events will have on financial markets, tourism, and other economic activity remains uncertain. The Federal Reserve Board has acted to calm worldwide markets and possibly forestall a recession by injecting large reserves into the banking system and lowering the federal funds rate by an additional 50 basis points. It is estimated that at least 100,000 jobs will have to be relocated, at least temporarily.

Continued growth is projected for the State's economy for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. Overall employment is expected to grown at a much more modest rate than in 2000, reflecting the slowdown in the national economy. New York personal income is estimated to have grown by 7.5% in 2000, fueled in part by a large increase in finance sector bonus payments and strong growth in total employment. State personal income is projected to grown 4.5% in 2001.

The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the nation's first economic slowdown since the recession of the early 1990s. The disaster could trigger weaker financial market activity than currently projected resulting in lower bonus payments and, therefore, lower wages and personal income than indicated by the New York State Division of the Budget forecast. Moreover, weaker stock market performance than projected could produce a lower level of capital gains realizations and, hence, reduced taxable personal income. Additionally, weaker State employment growth than currently projected and job relocations associated with the World Trade Center destruction could produce lower wage and personal income levels.

2001-02 State Financial Plan

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

The General Fund is the State's principal operating fund and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts are projected to be $43.6 billion for fiscal year 2001-02. Miscellaneous receipts and transfers from other funds are expected to decrease in 2001-02 reflecting a reduction in license fees, investment income, transfers and in amounts available for transfer to the General Fund.

Personal income tax collections for 2001-02 are projected to reach $26.5 billion, an increase of $2.7 billion or 11% over 2000-2001. Growth in 2001-02 receipts reflect reduced deposits into the School Tax Relief Fund which provides the revenue resources to finance the STAR tax reduction program.

User taxes and fees receipts are projected to total $6.54 billion, an increase of $241 million from 2000-01. User taxes and fees are comprised of three-quarters of the State's 4% sales and use tax, cigarette, tobacco products, alcoholic beverage, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use taxes and fees.

Business tax collections for 2001-02 are projected to be $4.17 billion,a decrease of $292 million from 2000-01. The decline in corporation and utility tax receipts are the result of already-enacted energy and telecommunications tax rate reductions, the use of Power for Jobs tax credits, and the initial phase of the energy reduction legislation enacted wit the 2000-01 Budget.

Corporate franchise tax receipts for 2001-02 are projected to decline by $160 million from 2000-01, resulting largely from the impact of enacted and proposed tax reductions. Receipts from the bank franchise tax are projected to be $505 million-- $46 million below estimates for 2000-02. The decline is the result of projected slow growth in the estimated liability of banks resulting from recent consolidation in banking industry, and the impact of already enacted tax reductions. Net collections from insurance taxes are expected to decline $27 million in 2001-02, the result of both further tax reduction impacts and reductions in insurance industry profitability.

Other taxes, which include receipts from estate and gift levies on transfers of wealth, pari-mutuel taxes on wagering at race tracks and off-track betting facilities and other minor sources, are projected to be $771 million, $15 million above the estimate in the 2001 Mid-Year Update.

Miscellaneous receipts are projected to be $1.43 billion in 2001-02, a decline of $71 million from 2000-01, largely as a result of a reduction in investment income . Miscellaneous receipts include license revenues, fee and fine income, investment income, abandoned property proceeds, a portion of medical provider assessments and various nonrecurring receipts.

Transfers from other funds to the General Fund are projected to be $2.16 billion in 2001-02, a decline of $2 million from 2000-01. Transfers consist primarily of tax revenues in excess of debt service requirements. Proceeds from 1% of the State's 4% sales tax in excess of amounts used to support the debt service payments of the Local Government Assistance Corporation account for 86% of the 2001-02 receipts in this category.

Disbursement Outlook. The State projects General Fund disbursements, including transfers to support capital projects, debt service and other funds, of $42.0 billion in 2001-02, an increase of $2.29 billion over 2000-01. Spending for education programs account for $1.39 billion of the growth, by far the largest share of the $2.29 billion increase in annual spending. However, the growth in spending is spread throughout the Financial Plan, with the largest increase for Grants to Local Governments ($1.79 billion), followed by State Operations ($204 million), Transfers to Other Funds ($211 million), and General State Charges ($92 million).

Grants to Local Governments. Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44%) and for the State's share of Medicaid payments to medical providers (22%). Spending for higher education programs (6%), mental hygiene programs (6%), welfare assistance (4%), and children and families services (3%) represent the next largest areas of local aid.

Spending in local assistance is estimated at $28.45 billion in 2001-02. General Fund spending for school aid is projected at $12.50 billion, Medicaid spending $6.12 billion, welfare $1.05 billion, children and families services $1.08 billion, and health programs $631 million.

State Operations. State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.81 billion, an increase of $204 million. The growth in State Operations is primarily attributable to the annualized costs of labor agreements and related costs with State employee unions ($238 million). The State's overall workforce is projected at 193,500 persons by the end of 2001-02, down about 1,400 from the end of 2000-01.


General State Charges

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Total spending in General State Charges is projected at $2.59 billion in 2001-02, an increase of 7% from 2000-01.


Debt Service

Debt service reflects debt service on short-term obligations of the State, and includes interest costs on the State's commercial paper program. The majority of the State's debt service is for long-term bonds, and is shown as a transfer to the General Debt Service Fund. To reduce costs, the State continues to diversify its debt portfolio to include a prudent level of short-term debt obligations.


Transfers to Other Funds

Transfers in support of debt service are projected at $2.29 billion. Transfers in support of capital projects are projected at $316 million. All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $468 million in 2001-02. This includes a State subsidy to SUNY ($69 million) and General Fund support of the court facilities incentive aid program ($37 million) .

Non-Recurring Resources. The 2001-02 Plan utilizes $146 million in one-time actions, consisting primarily of $97 million in Federal funds from successful retroactive claims for child welfare, special education, and prison health costs.

Closing Balance in the General Fund. The State projects a closing balance of $2.3 billion in the General Fund at the end of 2001-02.

General Fund Financial Plan Outyear Projections. The State projects budget gaps of $2.5 billion in 2002-03 and $2.9 billion in 2003-04. These gaps do not assume any additional spending efficiencies in order to reduce the size of the gaps. However, the gaps assume that the Legislature will enact the 2001-02 Executive Budget and accompanying legislation in its entirety, and that reserves are set aside for the future to guard against national economic uncertainty and ensure that already enacted tax cuts proceed on schedule . If the projected budget gap for 2002-03 is closed with recurring actions, the projected 2003-04 budget gap would be reduced to $433 million.

Outyear Receipts. General Fund receipts increase to an estimated $41.13 billion in 2002-03 reflecting a forecast of continued but slower economic growth, the incremental impact of already enacted tax reductions, the impact of prior refund reserve transactions and the continued earmarking of receipts for dedicated highway purposes. Receipts are projected to grow modestly to $42.37 billion in 2003-04, again reflecting the impact of enacted tax cuts on normal receipts growth, as well as the incremental impact of new tax reductions recommended with the Budget. Overall, both the national and State economies are expected to continue to expand, but at lower rates through 2004. There is no forecast of recession over the out-year projection horizon.

Personal income tax receipts are projected at $25.26 billion in 2002-03. The decrease from 2001-02 reflects the impact of refund reserve transactions, and a reduction in the growth in underlying liability. Receipts from the user taxes and fees are estimated to total $7.57 billion in 2002-03 and $7.78 billion in 2003-04. Continuing but slower economic growth is projected over the next several years which influence sales tax collections. Business Tax receipts are estimated to decline to $3.91 billion in 2002-03 as the impact of recently enacted tax reductions becomes more pronounced. Receipts are projected to fall to $3.70 billion in 2003-04, reflecting the ongoing effect of already enacted and proposed business tax reductions becoming effective. Other taxes are projected at $823 million in 2002-03, as the impact of estate tax reform and the elimination of the gift tax is fully recognized in 2001-02 receipts. Other tax receipts are estimated at $854 million in 2003-04 . Miscellaneous Receipts are estimated to total $1.34 billion in 2002-03, and $1.33 billion in 2003-04. Finally, transfers from other funds are estimated to grow to $2.22 billion in 2002-03 and to $2.17 billion in 2003-04, as revenues associated with transfers that support debt programs continue to grow in concert with the overall economy.

Outyear Disbursements. The State currently projects spending to grow by $2.46 billion in 2002-03 and $1.49 billion in 2003-04. General Fund spending increases at a higher rate in 2002-03 than in 2003-04 primarily because there are no new collective bargaining costs assumed after the current contracts expire by April 2003.

Grants to Local Governments. Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by $1.68 billion in 2002-03 and $1.24 billion in 2003-04. The growth in both outyears is primarily reflected in school aid, Medicaid, and mental hygiene programs, and is lowered in fiscal year 2003-04 by the use of the Community Projects fund balance in 2002-03.

State Operations. State Operations spending is projected at $8.37 billion in 2002-03 and $8.47 billion in 2003-04. Most of the growth reflects the costs associated with the recently approved labor agreements, normal salary step increases, and inflationary increases for non-personal service costs.

Governmental Funds Financial Plans


All Governmental Funds. The All Governmental Funds Financial Plan combines activity in the four governmental fund types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. In 2001-02, spending from All Governmental Funds is estimated at $83.62 billion, an increase of $4.19 billion or 5.3% from 2000-01.

Spending from All Governmental Funds includes $2.57 billion in payments under the School Tax Relief (STAR) program, which lowers school property tax bills for homeowners and reduces the New York City resident personal income tax. The STAR growth will drive nearly $700 million of the $4.19 billion increase in All Funds spending from 2000-01.

State Funds. State Funds represent the portion of New York State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not included as part of State Funds. Funds which are not part of the All Governmental Funds group--Fiduciary, Internal Service, and Enterprise funds--are also excluded. Projected 2001-02 disbursements from State Funds (including STAR as noted above) is $57.39 billion, an increase of $2.68 billion or 4.9% from 2000-01.


Capital Projects Funds

The Capital Projects funds group includes the Capital Projects Fund which is supported on a net basis with tax receipts from the General Fund. Other funds in this fund type exist for specific capital purposes and are financed by sources other than the General Fund. Many of these funds are supported by dedicated State taxes or receipts, such as highway-related taxes in the Dedicated Highway and Bridge Trust Fund, the real estate transfer tax and environmental fees in the Environmental Protection Fund, and park fees in the State Parks Infrastructure Fund. Other funds may receive only bond reimbursements, such as those which support capital programs for correctional services, which will now be under the new Department of Justice, and housing.




Capital Projects Funds spending in 2001-02 is projected at $5 billion. Highlights of the 2001-02 capital spending plan include: transportation spending of $2.9 billion; projected spending for the environment of $822 million; spending for housing, economic development and other capital projects of $412 million; public education spending of about $57 million; spending for the Department of Mental Hygiene of $184 million; and capital spending for education and higher education of $426 million.


Financing Resources. Spending for capital projects is financed with cash or bond proceeds. Cash resources include pay-as-you-go State resources and Federal grants. Bond resources include proceeds from the sale of bonds, including voter-approved general obligation bonds or public authority bonds.


Debt Service Funds

Debt Service Funds are the conduits through which the State pays debt service on State general obligation bonds, and meets its lease-purchase and contractual obligation commitments on bonds issued by State authorities and municipalities. Debt service funds receive moneys either from a dedicated revenue stream, such as sales tax receipts, or as a transfer from the General Fund or other funds.

Estimated debt service disbursements from the debt service funds type are projected at $4.1 billion for 2000-01 and $3.9 billion for 2001-02. The General Debt Service Fund pays debt service on general obligation bonds, as well as payments for lease-purchase and contractual obligation bonds. Transfers from the General Fund are the primary source of funds for these payments, and are only made in the amount necessary to meet net disbursements.

The Local Government Assistance Tax Fund is projected to receive $2.2 billion in receipts from the dedicated one cent statewide sales tax. Debt service and associated costs on the completed $4.7 billion Local Grant Assistance Corporation ("LGAC") Program are projected at $312 million. Sales tax receipts in excess of LGAC's debt service requirements, $1.9 billion, will be transferred to the General Fund.

The Mental Health Services Fund has $2.2 billion of patient revenues which are deposited and transferred to satisfy debt service obligations of $341 million. The remaining balance is transferred to special revenue funds to support State Operations costs for the various mental hygiene agencies. The Health Income Fund also receives patient revenue deposits and transfers from certain Health Department facilities, including the Roswell Park Cancer Institute (whose operations were transferred to a public corporation in 1997). Revenues of the Corporation continue to support the debt service on bonds for Roswell facilities through their maturity, and the balance is periodically transferred to the Roswell Corporation. As a result, the State's Financial Plan only reflects the portion of the Corporation's receipts that are needed for debt service. Health Income Fund moneys of $118 million are expected to support debt service obligations of $31 million in 2001-02, with the remainder being transferred to support the Health Department's State Operations costs.

The Clean Water/Clean Air Fund is expected to receive $188 million from the real estate transfer tax. The Fund will transfer $67 million to the General Debt Service Fund to pay the debt service on Clean Water/Clean Air general obligation bonds and the remaining $121 million to the General Fund. Other Debt Service Funds are used for debt service on housing, SUNY dormitory, and State highway projects.


GAAP-Basis Financial Plans


The General Fund and All Governmental Funds Financial Plans are also prepared in accordance with Generally Accepted Accounting Principles (GAAP). Additional schedules are provided which detail the differences between the General Fund Financial Plan prepared on a cash basis versus that prepared in accordance with GAAP. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 1999-2000 State fiscal year, and do not reflect any pending proposals of the Governmental Accounting Standards Board.

The GAAP projections indicate that the State will have five consecutive years of a General Fund accumulated GAAP surplus, with an accumulated surplus of $1.9 billion in 2000-01, completely eliminating the GAAP deficit of $3.3 billion . In 2000-01, the General Fund GAAP Financial Plan shows total revenues of $37.66 billion, total expenditures of $39.69 billion, and net other financing sources of $35 million. In 2001-02, projections reflect total revenues of $40.68 billion and net other financing uses of $190 million, resulting in an operating surplus of $3 million. At the end of 2001-02, the General Fund accumulated GAAP surplus is projected to be $1.9 billion.


Cash Flow


As a result of cash flow reforms made in the 1990s, the State cannot normally issue short-term debt to meet its cash flow needs throughout the year. The General Fund cash flow for 2001-02 is projected to have balances no lower than $2.3 billion in all months.

INVESTMENT STRATEGIES

Each Fund's principal investment strategies are described in its Prospectus. To carry out its investment strategy, a Fund may engage in one or more of the following activities:

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)

These  temporary   defensive  measures  may  result  in  performance  that  is inconsistent with a Fund's investment objective.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). The Balanced, Convertible, Fund for Income, Intermediate Income, and International Growth Funds each may invest up to 35% of its total assets in repurchase agreements. The Ohio Municipal Money Market, Tax-Free Money Market, National Municipal Bond, Ohio Municipal Bond, Diversified Stock, Established Value, Growth, Real Estate, Small Company Opportunity, Special Value, Stock Index and Value Funds each may invest up to 20% of its total assets in repurchase agreements. The New York Municipal Bond Fund may invest up to 10% of its total assets in these instruments. Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Funds into a single transaction.

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible and Federal Money Market Funds. With respect to repurchase agreement transactions entered into by the Convertible Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon, and bonds, notes, debentures or any other obligations or securities in which the Fund may invest.

A Fund will not enter into repurchase agreements with maturities of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its net assets (10% of net assets with respect to the Money Market Funds) would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions. The Balanced, Diversified Stock, Established Value, Growth, Intermediate Income, Nasdaq-100(R) Index, Small Company Opportunity, Special Value, Stock Index and Value Funds may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association an affiliate of the Adviser ("KeyBank"), serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was approved by the Trustees. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Funds whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees. The Funds will limit their securities lending to 33-1/3% of total assets.

Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

In addition to the principal strategies described in the Prospectuses, certain Funds may engage in the secondary investment strategies outlined below.


--------------------------------------------------------------------------------

Balanced     o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible  o  May  invest up to 35% of  its total  assets  in  corporate  debt securities,  common  stock,  U.S.  government  securities  and high-quality  short-term debt obligations,  preferred stock and repurchase agreements.
             o  May invest up to 10% of its total  assets in  foreign  debt and equity securities.
--------------------------------------------------------------------------------
Diversified  o  May invest up to 20% of its total assets in preferred  stocks,
Stock           investment  grade  corporate debt  securities,  short-term debt obligations and U.S. government obligations.
             o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Established  o  May  invest up to 20% of its total  assets in  short-term  U.S.
Value           government obligations,  repurchase agreements, short-term debt obligations and investment grade debt securities.
--------------------------------------------------------------------------------
Fund for     o  May, but is not required to, use derivative instruments.
Income
--------------------------------------------------------------------------------
Growth       o  May invest up to 20% of its total assets in preferred  stocks, investment-grade  corporate debt  securities,  short-term  debt obligations and U.S. government obligations.
             o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Intermediate o  May  invest up to 35% of its  total  assets  in  high-quality,
Income          short-term debt obligations.
             o  May  invest up to 20% of its  total  assets  in  preferred  and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations.
             o  May invest in  international  bonds,  foreign  securities,  and derivative instruments,  such as futures contracts, options and securities that may have warrants or options attached.
--------------------------------------------------------------------------------
Internationalo  May invest up to 35% of its total  assets in cash  equivalents
Growth          and  fixed  income  securities,   including  U.S.   government
                obligations.
             o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
LifeChoice   o  Each LifeChoice Fund may invest a limited portion of its assets
Funds           directly  in  high  quality   short-term  debt   obligations,
                commercial   paper,   certificates   of   deposit,   bankers'
                acceptances, repurchase agreements with maturities of less than seven  days,  debt  obligations  backed  by the full  faith and credit of the U.S.  government,  and demand  time  deposits  of domestic and foreign banks and savings and loan associations.
--------------------------------------------------------------------------------
National     o  May, but is not required to, use derivative instruments.
Muni Bond
--------------------------------------------------------------------------------
New York     o  May, but is not required to, use derivative instruments.
Municipal
Bond
--------------------------------------------------------------------------------
Ohio Muni    o  May, but is not required to, use derivative instruments.
Bond
--------------------------------------------------------------------------------
Real Estate  o  May invest up to 20% of its total assets in securities of foreign real estate companies and American Depositary Receipts
                (ADRs).
             o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Small        o  May invest up to 20% of its total assets in: equity  securities
Company         of larger companies (those with market  capitalizations  in the
Opportunity     top 20% of the 5,000 largest U.S. companies);  investment-grade securities;  preferred stocks; short-term debt obligations; and
                repurchase agreements.
--------------------------------------------------------------------------------

Special      o  May invest up to 20% of its total  assets in  investment-grade
Value           debt securities and preferred stocks.
             o  May, but is not required to, use derivative instruments.
--------------------------------------------------------------------------------
Value        o  May invest up to 20% of its total  assets in  investment-grade corporate debt securities, preferred stock, short-term debt obligations and U.S. government obligations.
             o  May, but is not required to, use derivative instruments.

--------------------------------------------------------------------------------


The LifeChoice Funds

The LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund and LifeChoice Growth Investor Fund (the "LifeChoice Funds") are separately managed, diversified mutual funds, each with its own investment objective and policies. Each LifeChoice Fund has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among funds of the Trust (the "Proprietary Portfolios"). The LifeChoice Funds also may invest a portion of their assets in shares of investment companies that are not part of the same group of investment companies as the Trust (the "Other Portfolios"). (Proprietary Portfolios and Other Portfolios are sometimes referred to herein as "Underlying Portfolios.") From time to time, the Adviser, may select other mutual funds as Underlying Portfolios that are not listed in the LifeChoice Funds' Prospectus.

The 1940 Act, as amended (the "1940 Act"), permits the LifeChoice Funds to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act) as the Trust, provided that certain limitations are observed. Generally, these limitations require that a fund of funds (a) limit its investments to shares of other investment companies that are part of the same group of investment companies as the fund of funds, government securities, and short-term paper;
(b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders of the fund of funds; and (c) do not invest in other funds of funds. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC"), the LifeChoice Funds may invest in investment portfolios of the Proprietary Portfolios and in shares of the Other Portfolios that are not part of the same group of investment companies as the LifeChoice Funds. A LifeChoice Fund and its affiliates, collectively, may acquire no more than 3% of the total outstanding stock of any Other Portfolio.

A LifeChoice Fund may invest in a Proprietary Portfolio or Other Portfolio that concentrates 25% or more of its total assets in any one industry. Investments by a LifeChoice Fund in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or in repurchase agreements collateralized by the foregoing equaling 25% or more of the Fund's total assets will not be considered "concentration" by such Fund in the industry of the issuer(s) of such securities.

The LifeChoice Funds' Prospectus more fully addresses the subject of each Fund's and each Proprietary Portfolio's investment objectives, as well as the investment policies that the Funds apply in seeking to meet those objectives. "Additional Information Regarding Fund Investments" below, will supplement that information more specifically by detailing the types of securities and other instruments in which the Proprietary Portfolios may invest and the strategies behind, and the risks associated with, such investing. Note that there can be no assurance given that the respective investment objectives of the LifeChoice Funds or the Proprietary Portfolios will be achieved.

The LifeChoice Funds may invest in the following Proprietary Portfolios, each of which is described in this SAI: the Convertible, Diversified Stock, Established Value, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Nasdaq-100 Index(R), Real Estate, Small Company Opportunity, Special Value, Stock Index, and Value Funds.

Permissible investments for the LifeChoice Funds will correspond to the Underlying Portfolios comprising the particular LifeChoice Fund, some of which, the Proprietary Portfolios, are described in this SAI. For information on the Underlying Portfolios, see the LifeChoice Fund's Prospectus.

Other Portfolios. A LifeChoice Fund may invest between 10% and 25% of its total assets on Other Portfolios. The LifeChoice Funds do not pay any front end sales loads or contingent deferred sales charges in connection with the purchase or redemption of shares of the Other Portfolios. In addition, to the extent required by the 1940 Act or the terms of any exemptive order received by the LifeChoice Funds from the SEC, the sales charges, distribution related fees and service fees related to shares of the Funds will not exceed the limits set forth in the Conduct Rules of the National Association of Securities Dealers, Inc. when aggregated with any sales charges, distribution related fees and service fees that the LifeChoice Funds pay relating to Other Portfolio shares.

The Other Portfolios may follow some or all of the investment practices of the Proprietary Portfolios and/or may follow other investment practices. The LifeChoice Funds have little or no control over the investment activities of the Other Portfolios. There may be additional investment practices, not discussed in this SAI, that the Other Portfolios may engage in from time to time. Some of the Other Portfolios may limit the ability of the LifeChoice Funds to sell their investments in those Portfolios at certain times. In this case, the LifeChoice Funds' investment in those shares will be considered "illiquid" and subject to the overall limitation on investment in illiquid securities.

Other Investments -- Short-Term Obligations. Normally, each of the LifeChoice Funds will be predominantly invested in shares of other mutual funds. Under certain circumstances, however, a LifeChoice Fund may invest in short-term obligations. The instruments may include high-quality liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, and debt obligations backed by the full faith and credit of the U.S. government. These instruments are described below in the section describing the permissible investments of the Proprietary Portfolios.

Allocations. The table below shows how the LifeChoice Funds allocate their investments among specific mutual funds. Total investments in the money market fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of fund purchases by each of the LifeChoice Funds. The percentage of the LifeChoice Fund's investments in each of the Proprietary Portfolios will vary within the ranges shown below, and investment in Other Portfolios may total 25% of each LifeChoice Fund's total investments.


-------------------------------------------------------------------------------

     Victory Funds          Conservative         Moderate          Growth
     (Class A only)         Investor Fund      Investor Fund    Investor Fund
-------------------------------------------------------------------------------
Value                              0%-25%            0%-35%          0%-45%
-------------------------------------------------------------------------------
Diversified Stock                  0%-30%            0%-40%          0%-50%
-------------------------------------------------------------------------------
Stock Index                        0%-30%            0%-40%          0%-50%
-------------------------------------------------------------------------------
Growth                             0%-15%            0%-20%          0%-25%
-------------------------------------------------------------------------------
Established Value                  0%-20%            0%-25%          0%-30%
-------------------------------------------------------------------------------
Special Value                      0%-20%            0%-25%          0%-30%
-------------------------------------------------------------------------------
Small Company                      0%-10%            0%-15%          0%-20%
Opportunity
-------------------------------------------------------------------------------
International Growth               0%-20%            0%-25%          0%-30%
-------------------------------------------------------------------------------
Nasdaq-100 Index(R)                0%-20%            0%-25%          0%-30%
-------------------------------------------------------------------------------
Real Estate                        0%-20%            0%-20%          0%-20%
-------------------------------------------------------------------------------
Convertible                        0%-30%            0%-30%          0%-30%
-------------------------------------------------------------------------------
Fund for Income                    0%-35%            0%-25%          0%-15%
-------------------------------------------------------------------------------
Intermediate Income                0%-35%            0%-25%          0%-15%
-------------------------------------------------------------------------------
Financial Reserves                 0%-15%            0%-15%          0%-15%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Funds*
-------------------------------------------------------------------------------
INVESCO Dynamics                   0%-20%            0%-20%          0%-25%
-------------------------------------------------------------------------------
Berger Small Company               0%-10%            0%-15%          0%-20%
Growth
-------------------------------------------------------------------------------
Dreyfus International              0%-20%            0%-25%          0%-30%
Value
-------------------------------------------------------------------------------
Loomis Sayles Bond                 0%-25%            0%-20%          0%-15%

-------------------------------------------------------------------------------

* The LifeChoice Funds' investment in Other Funds is not limited to the ones shown in the table. The table is current as of the date of this SAI. After this date, the LifeChoice Funds may have sold these Other Funds and may have invested in Other Funds different from the ones shown in the table.

Performance of Underlying Funds. The table below summarizes the "average annual total returns" of the mutual funds in which the LifeChoice Funds invest. Average annual total returns are for the one, five and ten-year periods, where applicable, and since inception, through December 31, 2001. The information reflects Fund operating expenses after waivers, but does not reflect sales charges that other investors would pay, but which the LifeChoice Funds do not.


--------------------------------------------------------------------------------

     Victory Funds      Inceptio0ne Year   Five Years   Ten Years     Since
        Class A          Date                                        Incept.
--------------------------------------------------------------------------------
 Value                  12/3/93  -8.64       11.26        N/A        13.74
--------------------------------------------------------------------------------
 Diversified Stock      10/20/89  0.93        14.35       15.24       14.74
--------------------------------------------------------------------------------
 Stock Index            12/3/93 -12.74       9.90         N/A        13.15
--------------------------------------------------------------------------------
 Growth                 12/3/93 -14.01       10.22        N/A        12.92
--------------------------------------------------------------------------------
 Established Value      5/5/00   -6.23        N/A         N/A         3.87
--------------------------------------------------------------------------------
 Special Value          12/3/93   5.92        8.67         N/A        11.39
--------------------------------------------------------------------------------
 Small Company          3/26/99   -6.88        N/A         N/A         9.88
 Opportunity
--------------------------------------------------------------------------------
 International Growth   5/18/90  -25.53       -0.94       3.62         3.33
--------------------------------------------------------------------------------
 Nasdaq - 100 Index     7/31/00  -32.30        N/A         N/A        -43.28
--------------------------------------------------------------------------------
 Real Estate            4/30/97   8.23         N/A         N/A         9.80
--------------------------------------------------------------------------------
 Convertible            4/14/88   -3.84       7.22        10.12       10.36
--------------------------------------------------------------------------------
 Fund for Income        3/26/99   7.26         N/A         N/A         6.32
--------------------------------------------------------------------------------
 Intermediate Income    12/10/93  8.46        6.39         N/A         5.67
--------------------------------------------------------------------------------
 Financial Reserves     4/4/83    3.69        4.88        4.50         5.89
--------------------------------------------------------------------------------
 Other Funds*
--------------------------------------------------------------------------------
 INVESCO Dynamics       9/15/67  -32.89       10.22       13.08        9.80
--------------------------------------------------------------------------------
 Berger Small Company   12/30/93 -33.82       8.26         N/A        12.90
 Growth
--------------------------------------------------------------------------------
 Dreyfus International  9/29/95  -12.94       4.71         N/A         5.81
 Value
--------------------------------------------------------------------------------
 Loomis Sayles Bond     5/16/91   2.66        5.72        9.92        10.19

--------------------------------------------------------------------------------

* The LifeChoice Funds' investment in Other Portfolios is not limited to the ones shown in the table. The performance shown in the table represents information current as of December 31, 2001. After this date, the LifeChoice Funds may have sold these Other Portfolios and may have invested in Other Portfolios different from the ones shown in the table.

The SEC has imposed certain limitations on how the LifeChoice Funds may invest and the fees that they may charge. Whenever you see information on a mutual fund's performance, do not consider its past performance to be an indication of the performance you could expect by investing in that mutual fund today. The past is an imperfect guide to the future. History does not always repeat itself.


Determining Net Asset Value for the Money Market Funds

The Money Market Funds use the amortized cost method to determine their NAV.

Use of the Amortized Cost Method

The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Trustees must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

Monitoring Procedures


The Trustees have also established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the NAV of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Trustees or their delegate must determine that they are of comparable quality.


The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, which generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount which may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount which it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Valuation of Portfolio Securities


The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. With respect to the Money Market Funds, a "Business Day" is a day on which the NYSE and the Federal Reserve Bank of Cleveland are open. The NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


Valuation of Portfolio Securities for the Taxable Bond Funds and the Tax-Free Bond Funds.


Investment securities held by the Fund for Income and Intermediate Income Fund (the "Taxable Bond Funds") and National Municipal Bond Fund, New York Municipal Bond Fund, and Ohio Municipal Bond Fund (the "Tax-Exempt Bond Funds") are valued on the basis of security valuations provided by an independent pricing service, approved by the Trustees, which determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


Valuation of Portfolio Securities for the Equity Funds.


Each equity security held by a Fund is valued at the last sale price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid quotation on that day. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market(R) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National

Market System is valued at the sale price on the valuation date or absent a last sale price, at the last available bid quotation on that day. Convertible debt securities are valued in the same manner as any equity security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of The Victory Portfolios' officers in a manner specially authorized by the Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except foe convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and the Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.


Performance

Performance of the Money Market Funds

Performance for a class of shares of a Money Market Fund depends upon such variables as:
      o     portfolio quality;
      o     average portfolio maturity;
      o     type of instruments in which the portfolio is invested;
      o     changes in interest rates on money market instruments;
      o     changes in Fund (class) expenses; and
      o     the relative amount of Fund (class) cash flow.

From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

      o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

      o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

      o     multiplying the base period return by (365/7).


To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ending October 31, 2001 are listed in the following table.

-------------------------------------------------------------------------------
Federal      Money     Market:   1.88%  Institutional   Money  Market:  1.84%
Investor                                Investor
-------------------------------------------------------------------------------
Federal Money Market:  Select    1.65%  Institutional   Money  Market:  1.59%
                                        Select
-------------------------------------------------------------------------------
Financial Reserves               1.49%  Ohio Municipal Money Market     1.01%
-------------------------------------------------------------------------------
Gradison            Government   1.25%  Prime Obligations               1.39%
Reserves:  Class G
-------------------------------------------------------------------------------
Gradison            Government   1.51%  Tax-Free Money Market           1.14%
Reserves:  Trust
-------------------------------------------------------------------------------


Effective Yield. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:
      o     adding 1 to the base period return;
      o     raising the sum to the 365/7th power; and
      o     subtracting 1 from the result.


The effective yields of Money Market Funds for the seven-day period ending October 31, 2001 are listed below.



-------------------------------------------------------------------------------
Federal      Money     Market:   1.90%  Institutional  Money  Market:   1.85%
Investor                                Investor
-------------------------------------------------------------------------------
Federal Money Market:  Select    1.66%  Institutional  Money  Market:   1.60%
                                        Select
-------------------------------------------------------------------------------
Financial Reserves               1.50%  Ohio Municipal Money Market     1.02%
-------------------------------------------------------------------------------
Gradison            Government   1.26%  Prime Obligations               1.40%
Reserves:  Class G
-------------------------------------------------------------------------------
Gradison            Government   1.52%  Tax-Free Money Market           1.14%
Reserves:  Trust
-------------------------------------------------------------------------------

Tax Equivalent Yield and Tax Equivalent Effective Yield. The Tax-Free Money Market and Ohio Municipal Money Market may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of a Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of a Fund that is not tax-exempt. The tax equivalent effective yield for a Fund is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of a Fund that is not tax-exempt.

The seven-day tax equivalent yields and the seven-day tax equivalent effective yields for the period ending October 31, 2001 are listed below.


-------------------------------------------------------------------------------

           Fund              Tax Equivalent Yield    Tax Equivalent Effective
                                                               Yield
-------------------------------------------------------------------------------
Ohio Municipal Money                 1.77%                     1.48%
Market
-------------------------------------------------------------------------------
Tax-Free Money Market                1.78%                     1.49%

-------------------------------------------------------------------------------


The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax-Free Money Market and Ohio Municipal Money Market will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the NAV of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year, and ten year periods ending October 31, 2001 and the period since inception are as follows:


--------------------------------------------------------------------------------
                                 Inception                               Since
                                    Date   One-Year Five-Year Ten-Year Inception
--------------------------------------------------------------------------------
Federal Money Market:  Investor   3/23/88   4.62%     5.13%     4.50%   5.30%
--------------------------------------------------------------------------------
Federal Money Market:  Select     3/23/98   4.37%       N/A       N/A   4.93%
--------------------------------------------------------------------------------
Financial Reserves                 4/4/83   4.44%     4.99%     4.55%   5.93%
--------------------------------------------------------------------------------
Gradison  Government   Reserves:  4/26/76   4.20%     4.81%     4.32%   6.95%
Class G
--------------------------------------------------------------------------------
Gradison  Government   Reserves: 10/15/01     N/A       N/A       N/A   0.11%
Trust
--------------------------------------------------------------------------------
Institutional    Money   Market:  1/10/83   4.78%     5.39%     4.86%   6.32%
Investor
--------------------------------------------------------------------------------
Institutional    Money   Market:   6/5/95   4.50%    5.10%        N/A   4.98%
Select
--------------------------------------------------------------------------------
Ohio Municipal Money Market        7/3/85   2.52%     2.85%     2.79%   3.52%
--------------------------------------------------------------------------------
Prime Obligations                11/18/86   4.31%     4.87%     4.48%   5.41%
--------------------------------------------------------------------------------
Tax-Free Money Market             8/24/88   2.59%     2.90%     2.80%   3.40%
--------------------------------------------------------------------------------


In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ending October 31, 2001 and the period since inception are as follows:


--------------------------------------------------------------------------------
                                    Inception                         Since
                                      Date     Five-Year   Ten-Year Inception
--------------------------------------------------------------------------------
Federal Money Market:  Investor      3/23/88    28.42%      55.25    101.89%
--------------------------------------------------------------------------------
Federal Money Market:  Select        3/23/98       N/A        N/A     18.97%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Inception                         Since
                                      Date     Five-Year   Ten-Year Inception
--------------------------------------------------------------------------------
Financial Reserves                    4/4/83    27.59%     55.98%    191.57%
--------------------------------------------------------------------------------
Gradison   Government    Reserves:   4/26/76    26.46%     52.69%    455.26%
Class G
--------------------------------------------------------------------------------
Gradison   Government    Reserves:  10/15/01       N/A        N/A      0.11%
Trust
--------------------------------------------------------------------------------
Institutional     Money    Market:   1/10/83    30.01%     60.79%    216.61%
Investor
--------------------------------------------------------------------------------
Institutional     Money    Market:    6/5/95    28.23%        N/A     36.50%
Select
--------------------------------------------------------------------------------
Ohio Municipal Money Market           7/3/85    15.07%     31.65%     75.79%
--------------------------------------------------------------------------------
Prime Obligations                   11/18/86    26.87%     54.98%    119.98%
--------------------------------------------------------------------------------
Tax-Free Money Market                8/24/88    15.39%     31.76%     55.46%
--------------------------------------------------------------------------------



Performance of the Non-Money Market Funds

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at NAV" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total  return  information  may be useful to  investors in reviewing the Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Class A shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds, and operating expenses.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                                             6
            Standardized Yield = 2 [(a-b + 1)  - 1]
                                     ---
                                     cd

 The symbols above represent the following factors:

      a =   dividends and interest earned during the 30-day period.

      b =   expenses   accrued   for   the   period   (net   of  any   expense
            reimbursements).

      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

      d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 2001 were as follows:


   ---------------------------------------------------------------------------
   Balanced: A                   1.89%  Nasdaq-100 Index(R): A         -0.16%
   ---------------------------------------------------------------------------
   Balanced: G                   1.65%  Nasdaq-100 Index(R): G         -0.38%
   ---------------------------------------------------------------------------
   Convertible: A                2.99%  National Muni Bond: A           2.51%
   ---------------------------------------------------------------------------
   Convertible: G                2.87%  National Muni Bond: G           2.55%
   ---------------------------------------------------------------------------
   Diversified Stock: A          0.10%  New York  Municipal  Bond       4.00%
                                        : A
   ---------------------------------------------------------------------------
   Diversified Stock: B         -1.09%  New York  Municipal  Bond       3.90%
                                        : G
   ---------------------------------------------------------------------------
   Diversified Stock: G         -0.43%  Ohio Municipal Bond: A          3.22%
   ---------------------------------------------------------------------------
   Established Value: A          0.49%  Ohio Municipal Bond: G          3.24%
   ---------------------------------------------------------------------------
   Established Value: G          0.19%  Real Estate Fund: A             4.23%
   ---------------------------------------------------------------------------
   Fund for Income: A            5.24%  Real Estate Fund: G             4.23%
   ---------------------------------------------------------------------------
   Fund for Income: G            5.24%  Small Co. Opportunity:  A       0.05%
   ---------------------------------------------------------------------------
   Growth: A                    -0.06%  Small Co. Opportunity:  G      -0.49%
   ---------------------------------------------------------------------------
   Growth: G                    -0.35%  Special Value: A                0.14%
   ---------------------------------------------------------------------------
   Intermediate Income: A        4.30%  Special Value: G               -0.11%
   ---------------------------------------------------------------------------
   Intermediate Income: G        4.14%  Stock Index: A                  0.70%
   ---------------------------------------------------------------------------
   International Growth: A         N/A  Stock Index: G                  0.53%
   ---------------------------------------------------------------------------
   International Growth: G         N/A  Value: A                        0.67%
   ---------------------------------------------------------------------------
   LifeChoice Growth             1.28%  Value: G                        0.36%
   ---------------------------------------------------------------------------
   LifeChoice Moderate           2.51%
   ---------------------------------------------------------------------------
   LifeChoice Conservative       3.66%
   ---------------------------------------------------------------------------



Dividend Yield and Distribution Returns. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The "dividend yield" is calculated as follows:

Dividend Yield of the class = Dividends of the Class for a Period of  One-Year
                              ------------------------------------------------
                              Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sale s charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and NAV, and distribution returns on Class A shares at maximum offering price and NAV for the one year period ended October 31, 2001 were as follows:


-------------------------------------------------------------------------------
                               Dividend                Distribution
                               Yield at    Dividend    Return at   Distribution
                               Maximum     Yield at    Maximum     Return at
                               Offering    Net Asset   Offering    Net Asset
                               Price       Value       Price       Value
-------------------------------------------------------------------------------
Balanced                           2.26%       2.40%       9.48%      10.06%
-------------------------------------------------------------------------------
Convertible                        2.91%       3.09%      15.59%      16.54%
-------------------------------------------------------------------------------
Diversified Stock                  0.19%       0.21%      17.10%      18.15%
-------------------------------------------------------------------------------
Established Value                  0.64%       0.68%       9.60%      10.19%
-------------------------------------------------------------------------------
Fund for Income                    5.81%       5.93%       5.81%       5.93%
-------------------------------------------------------------------------------
Growth                             0.00%       0.00%       7.43%       7.88%
-------------------------------------------------------------------------------
Intermediate Income                5.39%       5.50%       5.39%       5.50%
-------------------------------------------------------------------------------
International Growth               0.00%       0.00%      18.26%      19.37%
-------------------------------------------------------------------------------
LifeChoice        Conservative       N/A       4.70%         N/A       7.18%
Investor
-------------------------------------------------------------------------------
LifeChoice Growth Investor           N/A       2.51%         N/A      15.23%
-------------------------------------------------------------------------------
LifeChoice Moderate Investor         N/A       3.29%         N/A      11.88%
-------------------------------------------------------------------------------
Nasdaq-100 Index(R)                0.99%       1.05%         N/A         N/A
-------------------------------------------------------------------------------
National Municipal Bond            3.11%       3.18%       4.89%       4.99%
-------------------------------------------------------------------------------
New York Municipal Bond            4.51%       4.60%       4.51%       4.60%
-------------------------------------------------------------------------------
Ohio Municipal Bond                4.00%       4.08%       4.00%       4.08%
-------------------------------------------------------------------------------
Real Estate                        3.46%       3.68%       3.46%       3.68%
-------------------------------------------------------------------------------
Small Company Opportunity          0.14%       0.15%       5.78%       6.13%
-------------------------------------------------------------------------------
Special Value                      0.26%       0.28%      17.94%      19.03%
-------------------------------------------------------------------------------
Stock Index                        0.79%       0.84%       3.78%       4.02%
-------------------------------------------------------------------------------
Value                              0.67%       0.71%      19.35%      20.53%
-------------------------------------------------------------------------------

The dividend yield and distribution returns on Class G shares for the period from commencement of operations to October 31, 2001 were as follows.


-------------------------------------------------------------------------------
                                                                Distribution
                            Commencement Date  Dividend Yield     Returns
-------------------------------------------------------------------------------
Balanced                    December 15, 1999        2.07%            9.73%
-------------------------------------------------------------------------------
Convertible                 December 21, 1999        2.85%           16.26%
-------------------------------------------------------------------------------
Diversified Stock            March 29, 1999          0.00%           18.01%
-------------------------------------------------------------------------------
Established Value             April 5, 1999          0.42%            9.94%
-------------------------------------------------------------------------------
Fund for Income              March 29, 1999          5.93%            5.93%
-------------------------------------------------------------------------------
Growth                         December 15,          0.00%            7.93%
                                       1999
-------------------------------------------------------------------------------
Intermediate Income            December 21,          5.17%            5.17%
                                       1999
-------------------------------------------------------------------------------
International Growth         March 29, 1999          0.00%           19.53%
-------------------------------------------------------------------------------
Nasdaq-100 Index(R)           July 30, 2000          0.86%            0.86%
-------------------------------------------------------------------------------
National Municipal             December 17,          3.01%            4.82%
                                       1999
-------------------------------------------------------------------------------
New York Tax Free              December 21,          4.19%            4.19%
                                       1999
-------------------------------------------------------------------------------
Ohio Municipal Bond          March 29, 1999          4.07%            4.07%
-------------------------------------------------------------------------------
Real Estate                    December 15,          3.47%            3.47%
                                       1999
-------------------------------------------------------------------------------
Small Company Opportunity    March 29, 1999          0.01%            6.02%
-------------------------------------------------------------------------------
Special Value                  December 21,          0.09%           18.91%
                                       1999
-------------------------------------------------------------------------------
Stock Index                   June 30, 1999          0.59%            3.77%
-------------------------------------------------------------------------------
Value                          December 15,          0.37%           20.20%
                                       1999
-------------------------------------------------------------------------------



Tax Equivalent Yield. The National Municipal, New York Municipal and Ohio Municipal Bond Funds may also advertise a "tax equivalent yield". Tax equivalent yield will be computed by dividing that portion of a Fund's yield which is tax-exempt (assuming no deduction for state taxes paid) by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

The 30-day tax equivalent yields for the period ending October 31, 2001 are listed below.


-------------------------------------------------------------------------------
                  Fund                          Class         Tax Equivalent
                                                                  Yield
-------------------------------------------------------------------------------
National Municipal Bond                        Class A            3.92%
-------------------------------------------------------------------------------
National Municipal Bond                        Class G            3.98%
-------------------------------------------------------------------------------
New York Municipal Bond                        Class A            7.03%
-------------------------------------------------------------------------------
New York Municipal Bond                        Class G            6.86%
-------------------------------------------------------------------------------
Ohio Municipal Bond                            Class A            5.64%
-------------------------------------------------------------------------------
Ohio Municipal Bond                            Class G            5.67%
-------------------------------------------------------------------------------


Total Returns - General. The average annual total returns on Class A and G shares, both before and after taxes, for the period from the commencement of operations to October 31, 2001 (life of Fund) at maximum offering price are shown on the tables that follow. Cumulative total returns on Class A and G shares, before taxes, for the period from the commencement of operations to October 31, 2001 (life of Fund) at maximum offering price also are shown on the tables that follow. Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV, and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation, and may differ from those shown. The average annual total returns, both before and after taxes, for the one, five, and ten year periods (when applicable) ended October 31, 2001 also are shown on these tables. The Funds did not begin offering Class C shares until March 1, 2002.

Total Returns Before Taxes. The "average annual total return before taxes" of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

            (ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


                  ERV - P = Total Return Before Taxes
                  -------
                      P


-------------------------- ----------- ---------- ---------------- --------------- ----------------- ---------------- --------------
                                                  Average Annual   Cumulative
                                                  Total Return     Total Return     One-Year         Five-Year        Ten-Year
                                                  for the Life of  for the Life     Average Annual   Average Annual   Average Annual
                                       Maximum    the Fund at      of the Fund at   Total Return at  Total Return     Total Return
                           Inception   Sales      Maximum          Maximum          Maximum          at Maximum       at Maximum
Fund -- Class              Date        Charge     Offering Price   Offering Price   Offering Price   Offering Price   Offering Price
-------------------------- ----------  ---------- ---------------  --------------   ---------------  --------------   --------------
Balanced -- A               12/10/93    5.75%           9.01%           97.50%           -11.86%          7.46%             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Balanced -- G               12/15/99    None           -0.52%           -0.97%            -6.86%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Convertible -- A             4/14/88    5.75%           9.77%          253.67%           -13.49%          6.33%           9.38%
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Convertible -- G            12/21/99    None            4.72%            8.98%            -8.48%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Diversified Stock -- A      10/20/89    5.75%          13.56%          362.36%           -16.52%         12.26%          14.35%
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Diversified Stock - G        3/26/99    None            2.91%            7.74%           -11.81%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Established Value -- A        5/8/00    5.75%          -6.48%           -9.51%           -18.06%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Established Value -- G       8/16/83    None           12.37%          736.07%           -13.35%          7.62%          11.32%
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Fund for Income -- A         3/26/99    2.00%           6.48%           17.73%             9.61%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Fund for Income -- G         9/16/87    None            7.97%          195.26%            11.84%          7.15%           6.85%
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Growth -- A                  12/3/93    5.75%          11.26%          132.61%            31.63%          8.27%             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Growth -- G                 12/15/99    None          -15.47%           27.09%           -27.80%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Intermediate Inc. -- A      12/10/93    2.00%           5.76%           55.51%            11.78%          6.42%             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Intermediate Inc. -- G      12/21/99    None           10.39%           20.22%            13.61%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Int'l Growth -- A            5/18/90    5.75%           2.67%           35.26%           -32.81%         -1.75%           3.25%
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Int'l Growth -- G            3/26/99    None           -8.29%          -20.14%           -28.80%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
LifeChoice Cons.            12/31/96    None            5.87%           31.77%            -4.44%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
LifeChoice Growth           12/31/96    None            4.83%           25.58%           -17.88%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
LifeChoice Moderate         12/31/96    None            5.69%           30.69%           -10.17%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Nasdaq-100 Index(R)-- A       7/31/00    5.75%         -55.24%          -63.45%           -60.39%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Nasdaq-100 Index(R)-- G       7/31/00    None          -53.13%          -61.28%           -58.00%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Nat'l Muni Bond -- A          2/3/94    5.75%           6.11%           58.20%             9.90%          6.56%             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Nat'l Muni Bond -- G        12/17/99    None           10.23%           20.02%            11.90%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
NY Municipal Bond  -- A      2/11/91    5.75%           6.00%           86.64%              6.79          4.73%           5.70%
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
NY Municipal Bond  -- G     12/21/99    None            7.95%           15.33%             8.64%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------


                                      66

-------------------------- ----------- ---------- ---------------- --------------- ----------------- ---------------- --------------
                                                  Average Annual   Cumulative
                                                  Total Return     Total Return     One-Year         Five-Year        Ten-Year
                                                  for the Life of  for the Life     Average Annual   Average Annual   Average Annual
                                       Maximum    the Fund at      of the Fund at   Total Return at  Total Return     Total Return
                           Inception   Sales      Maximum          Maximum          Maximum          at Maximum       at Maximum
Fund -- Class              Date        Charge     Offering Price   Offering Price   Offering Price   Offering Price   Offering Price
-------------------------- ----------  ---------- ---------------  --------------   ---------------  --------------   --------------
Ohio Muni Bond -- A          5/18/90    5.75%           6.97%          116.44%             8.37%          5.81%           6.67%
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Ohio Muni Bond -- G          3/26/99    None            5.52%           14.99%            10.55%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Real Estate Inv. -- A        4/30/97    5.75%           7.32%           36.96%             3.19%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Real Estate Inv. -- G       12/15/99    None           20.32%           41.58%             8.97%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Small Co. Opp'ty -- A        3/26/99    5.75%           4.78%           12.91%           -13.31%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Small Co. Opp'ty -- G        8/16/83    None            9.32%          406.69%            -8.32%          6.53%           9.42%
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Special Value -- A           12/3/93    5.75%           9.30%          102.01%            -9.33%          6.03%             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Special Value -- G          12/21/99    None           11.86%           23.22%            -3.99%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Stock Index -- A             12/3/93    5.75%          11.44%          135.62%           -29.86%          7.93%             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Stock Index -- G             6/30/99    None          -10.79%          -23.38%           -25.79%            N/A             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- --------------    --------------
Value -- A                   12/3/93    5.75%          12.25%          149.50%           -20.45%          9.64%             N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- ---------------    -------------
Value -- G                  12/15/99    None           -4.82%           -8.86%           -15.87%             N/A            N/A
-------------------------- ------------ ----------- ------------ ---------------- ----------------- ---------------    -------------

Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVD"), according to the following formula:

           1/n
   (ATVD/P)   -1 = Average Annual Total Return After Taxes on Distributions

The cumulative "total return after taxes on distributions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

                  ATVD - P = Total Return After Taxes on Distributions
                     -----
                      P


---------------------------------------------------------------------------------------------------------------------------------
                                                              Average Annual    One-Year Average    Five-Year        Ten-Year
                                                              Total Return for   Annual Total     Average Annual   Average Annual
                                                              the Life of the     Return at      Total Return at   Total Return
                                              Maximum Sales   Fund at Maximum  Maximum Offering  Maximum Offering    At Maximum
     Fund -- Class           Inception Date      Charge       Offering Price         Price             Price       Offering Price
---------------------------------------------------------------------------------------------------------------------------------
Balanced -- A                    12/10/93           5.75%            6.90%           -13.80%            5.12%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Balanced -- G                    12/15/99            None           -2.06%            -8.79%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Convertible -- A                  4/14/88           5.75%            6.73%           -17.22%            3.00%           6.18%
---------------------------------------------------------------------------------------------------------------------------------
Convertible -- G                 12/21/99            None            1.42%           -12.34%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Diversified Stock -- A           10/20/89           5.75%           10.33%           -19.35%            8.00%          10.61%
---------------------------------------------------------------------------------------------------------------------------------
Diversified Stock -- G            3/26/99            None            0.09%           -14.73%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Established Value -- A             5/8/00           5.75%           -7.89%           -19.82%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Established Value -- G            8/16/83            None           10.38%           -15.14%            5.27%           9.25%
---------------------------------------------------------------------------------------------------------------------------------
Fund for Income -- A              3/26/99           2.00%            3.91%             7.03%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Fund for Income -- G              9/16/87            None            5.31%             9.21%            4.60%           4.24%
---------------------------------------------------------------------------------------------------------------------------------
Growth -- A                       12/3/93           5.75%           10.86%           -28.28%            8.16%             N/A
---------------------------------------------------------------------------------------------------------------------------------



                                      67

---------------------------------------------------------------------------------------------------------------------------------
                                                              Average Annual    One-Year Average    Five-Year        Ten-Year
                                                              Total Return for   Annual Total     Average Annual   Average Annual
                                                              the Life of the     Return at      Total Return at   Total Return
                                              Maximum Sales   Fund at Maximum  Maximum Offering  Maximum Offering    At Maximum
     Fund -- Class           Inception Date      Charge       Offering Price         Price             Price       Offering Price
---------------------------------------------------------------------------------------------------------------------------------
Growth -- G                      12/15/99            None          -15.98%           -28.61%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Inc. -- A           12/10/93           2.00%            3.35%             9.32%            4.06%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Inc. -- G           12/21/99            None            7.87%            11.24%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Int'l Growth -- A                 5/18/90           5.75%            1.64%           -34.48%           -3.30%           2.26%
---------------------------------------------------------------------------------------------------------------------------------
Int'l Growth -- G                 3/26/99            None          -10.00%           -30.58%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
LifeChoice Cons.                 12/31/96            None            5.87%            -4.44%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
LifeChoice Growth                12/31/96            None            4.83%           -17.88%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
LifeChoice Moderate              12/31/96            None            5.69%           -10.17%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index(R)-- A           7/31/00           5.75%          -55.34%           -60.50%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index(R)-- G           7/31/00            None          -53.21%           -58.10%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Nat'l Muni Bond -- A               2/3/94           5.75%            5.86%             9.11%            6.21%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Nat'l Muni Bond -- G             12/17/99            None            9.81%            11.09%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
NY Muni Bond -- A                 2/11/91           5.75%            5.98%             6.79%            4.70%           5.68%
---------------------------------------------------------------------------------------------------------------------------------
NY Muni Bond -- G                12/21/99            None            7.95%             8.64%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Ohio Muni Bond -- A               5/18/90           5.75%            6.82%             8.37%            5.63%           6.49%
---------------------------------------------------------------------------------------------------------------------------------
Ohio Muni Bond -- B               3/26/99            None            5.52%            10.55%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Real Estate -- A                  4/30/97           5.75%            5.57%             1.73%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Real Estate -- G                 12/15/99            None           18.54%             7.53%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty -- A             3/26/99           5.75%            4.33%           -14.27%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty -- G             8/16/83            None            8.05%            -9.29%            5.02%           7.83%
---------------------------------------------------------------------------------------------------------------------------------
Special Value -- A                12/3/93           5.75%            7.45%           -12.81%            3.67%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Special Value -- G               12/21/99            None            9.51%            -7.61%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Stock Index -- A                  12/3/93           5.75%            9.95%           -30.43%            6.29%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Stock Index -- G                  6/30/99            None          -11.54%           -26.32%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
Value -- A                        12/3/93           5.75%            9.96%           -22.98%            6.90%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Value -- G                       12/15/99            None           -6.44%           -18.44%              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------


Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

          1/n
 (ATVDR/P)   -1 = Average Annual Total Return After Taxes on Distributions and
                  Redemtions

The cumulative "total return after taxes on distributions and redemtions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

         ATVDR - P = Total Return After Taxes on Distributions and Redemptions
             -----
               P


------------------------------------------------------------------------------------------------------------------------------------
                                                               Average Annual   One-Year Average     Five-Year     Ten-Year Average
                                                               Total Return for    Annual Total     Average Annual    Annual Total
                                                               the Life of the      Return at     Total Return at      Return At
                                               Maximum Sales   Fund at Maximum  Maximum Offering      Maximum      Maximum Offering
    Fund -- Class           Inception Date        Charge       Offering Price         Price        Offering Price        Price
------------------------------------------------------------------------------------------------------------------------------------
Balanced -- A                   12/10/93            5.75%             6.70%           -5.99%            5.45%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Balanced -- G                   12/15/99             None            -0.73%           -2.86%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Convertible -- A                 4/14/88            5.75%             6.73%           -7.10%            3.82%            6.29%
-----------------------------------------------------------------------------------------------------------------------------------
Convertible -- G                12/21/99             None             2.64%           -3.98%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Stock -- A          10/20/89            5.75%            10.26%           -7.90%            8.87%           10.64%
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Stock -- G           3/26/99             None             2.01%           -4.89%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Established Value -- A            5/8/00            5.75%            -5.30%           -9.84%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Established Value -- G           8/16/83             None             9.97%           -6.91%            5.71%            8.88%
-----------------------------------------------------------------------------------------------------------------------------------
Fund for Income -- A             3/26/99            2.00%             3.86%            5.76%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Fund for Income -- G             9/16/87             None             5.23%            7.12%            4.44%            4.20%
-----------------------------------------------------------------------------------------------------------------------------------
Growth -- A                      12/3/93            5.75%             9.32%          -18.14%            6.76%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Growth -- G                     12/15/99             None           -11.93%          -15.73%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Inc. -- A          12/10/93            2.00%             3.36%            7.08%            3.93%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Inc. -- G          12/21/99             None             7.03%            8.19%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Int'l Growth -- A                5/18/90            5.75%             2.22%          -17.43%           -1.03%            2.80%
-----------------------------------------------------------------------------------------------------------------------------------
Int'l Growth -- G                3/26/99             None            -5.81%          -14.82%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
LifeChoice Cons.                12/31/96             None             5.87%           -4.49%            4.89%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
LifeChoice Growth               12/31/96             None             4.83%          -17.88%            2.66%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
LifeChoice Moderate             12/31/96             None             5.69%          -10.17%            4.47%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index(R)-- A          7/31/00            5.75%           -43.23%          -36.75%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index(R)-- G          7/31/00             None           -41.63%          -35.29%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Nat'l Muni Bond -- A              2/3/94            5.75%             5.62%            7.34%            5.90%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Nat'l Muni Bond -- G            12/17/99             None             8.70%            8.51%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
NY Muni Bond -- A                2/11/91            5.75%             5.93%            6.01%            4.77%            5.66%
-----------------------------------------------------------------------------------------------------------------------------------
NY Muni Bond -- G               12/21/99             None             7.35%            7.00%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ohio Muni Bond -- A              5/18/90            5.75%             6.58%            6.79%            5.45%            6.27%
-----------------------------------------------------------------------------------------------------------------------------------
Ohio Muni Bond -- B              3/26/99             None             5.27%            8.15%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate -- A                 4/30/97            5.75%             4.99%            1.93%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate -- G                12/15/99             None            15.56%            5.46%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty -- A            3/26/99            5.75%             3.87%           -7.13%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty -- G            8/16/83             None             7.59%           -4.02%            5.04%            7.38%
-----------------------------------------------------------------------------------------------------------------------------------
Special Value -- A               12/3/93            5.75%             7.14%           -3.49%            4.21%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Special Value -- G              12/21/99             None             9.18%           -0.08%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Stock Index -- A                 12/3/93            5.75%             9.18%          -17.72%            6.16%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Stock Index -- G                 6/30/99             None            -8.54%          -15.22%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------



                                      69

------------------------------------------------------------------------------------------------------------------------------------
                                                               Average Annual   One-Year Average     Five-Year     Ten-Year Average
                                                               Total Return for    Annual Total     Average Annual    Annual Total
                                                               the Life of the      Return at     Total Return at      Return At
                                               Maximum Sales   Fund at Maximum  Maximum Offering      Maximum      Maximum Offering
    Fund -- Class           Inception Date        Charge       Offering Price         Price        Offering Price        Price
------------------------------------------------------------------------------------------------------------------------------------
Value -- A                       12/3/93            5.75%             9.90%           -9.68%            7.77%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Value -- G                      12/15/99             None            -3.54%           -6.72%              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------

From time to time the Non-Money Market Funds also may quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares of the Funds, at NAV for the period from the commencement of operations to October 31, 2001 (life of Fund) are shown in the table that follows.


-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
                           Average Annual    Cumulative                                Average Annual   Cumulative
                                             Total Return                              Total Return
                           Total Return at   at Net Asset                              at Net Asset     Total Return at
                           Net Asset Value   Value                                     Value            Net Asset Value
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
Balanced                           9.83%            109.55%   LifeChoice Moderate          5.69%             30.69%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
Convertible                       10.25%            275.24%   Nasdaq-100 Index(R)        -53.08%            -61.22%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
Diversified Stock                 14.12%            390.57%   Nat'l Muni Bond              6.38%             61.36%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
Established Value                 -2.70%             -4.00%   NY Municipal Bond            6.19%             90.38%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
Fund for Income                    7.31%             20.15%   Ohio Muni Bond               7.16%            120.77%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
Growth                            12.10%            146.80%   Real Estate Inv.             8.65%             45.31%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
Intermediate Income                6.02%             58.63%   Small Co. Opp'ty             7.19%             19.77%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
Int'l Growth                       3.20%             43.51%   Special Value               10.12%            114.33%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
LifeChoice Cons.                   5.87%             31.77%   Stock Index                 12.28%            149.99%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------
LifeChoice Growth                  4.83%             25.58%   Value                       13.10%            164.72%
-------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------


Other Performance Comparisons


From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond ) monthly, based upon each Fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Smith Barney World Government Bond Index, the Russell Mid-Cap Index, the S&P 500 Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers
Mortgage-Backed Securities Index, the Lehman GNMA Index, the J.P. Morgan Government Bond Index and the Morgan Stanley All Country World Index Free ex US. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Smith Barney World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stock of small- to mid-sized companies. The Russell Midcap Index is a broad-based index comprised of 800 companies of medium capitalization. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed-rate mortgage bonds. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The Morgan Stanley All Country World Index is a widely recognized, unmanaged index of common stock prices with country weightings of international companies. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.


From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling the Funds at 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Merrill Lynch, and Salomon Smith Barney, and in publications issued by Lipper and in the following publications: iMoneyNet Money Fund Report, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money, Forbes, Baron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.


In addition advertisements and sales literature may refer to the National Association of Insurance Commissioners approved list of direct obligations/full faith and credit exempt money market funds (the "NAIC List"). Institutional Money Market Fund and Federal Money Market Fund are on the NAIC List. Inclusion on the NAIC List reflects the Funds' ability to maintain at all times:(1) a rating of Am or better from Standard and Poor's or a rating of A or better from Moody's Investor Services or an equivalent or better rating from another NRSRO, (2) a constant net asset value of $1.00 and the payment of redemption proceeds in no more than seven days, and (3) investments of at least 95% of its total assets in U.S. Government securities, shorts term debt instruments, class 1 bonds and collateralized repurchase agreements comprised of such obligations.


When comparing yield, total return, and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

Additional Purchase, Exchange, and Redemption Information

The NYSE holiday closing schedule indicated in this SAI under "Valuation of Portfolio Securities" is subject to change.

When the NYSE is closed (and, in the case of the Money Market Funds, when the Federal Reserve Board of Cleveland is closed), or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund, other than the Money Market Funds, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.


Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at each Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.


Purchasing Shares


Alternative Sales Arrangements - Classes A, C and G Shares. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class G asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares . Generally, Class A shares have lower ongoing expenses than Class C or Class G shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Investors also should evaluate the benefits of investing in Class C or Class G shares, keeping in mind that Class C shares are available only through an Investment Professional. Not all Investment Professionals will offer all classes of shares.


Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

Effective December 15, 1999, the Trust discontinued offering Class B shares of the Funds. Holders of Class B shares of the Diversified Stock Fund, the only Fund with Class B shares still outstanding, may continue to reinvest their dividends in additional Class B shares of that Fund.


Class C shares are currently only available in the Fund for Income, Real Estate Fund, Diversified Stock Fund and Nasdaq-100 Index(R) Fund, which began offering Class C shares on March 1, 2002. The shares are sold only through broker-dealers who have selling agreements with the Distributor. No initial sale charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Victory Funds at the time of such sales. Payments with respect to Class C shares will equal 1% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average net asset value of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the contingent deferred sales charge imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under "Advisory and Other Contracts -- Class C and Class G Shares Rule 12b-1 Plan." There is no conversion feature applicable to Class C shares. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial or deferred sales charges are imposed on Class G shares. McDonald Investments Inc., an affiliate of the Adviser, compensates its own employees, and may compensate its affiliates, for Class G share sales, some of which compensation may be recouped in the event of share redemptions made during the first nine months after sale. See "How to Sell Shares" in the Prospectuses. Except for the Stock Index and Nasdaq-100 Index(R) Funds, which do not pay any Rule 12b-1 fees, Class G shares are subject to the Rule 12b-1 fees described in this SAI under "Advisory and Other Contracts -- Class G Share Rule 12b-1 Plan." There is no conversion feature applicable to Class G shares. Distributions paid to holders of a Fund's Class G shares may be reinvested in additional Class G shares of that Fund or Class G shares of a different Fund.


The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include
(1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses,
(6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.


Dealer Reallowances. The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Balanced, Convertible, Diversified Stock, Established Value, Growth, International Growth, Nasdaq-100 Index(R), Real Estate, Small Company Opportunity, Special Value, Stock Index, and Value Funds.


-------------------------------------------------------------------------------
                           Initial Sales Charge:     Concession to Dealers:
   Amount of Purchase       % of Offering Price        % of Offering Price
-------------------------------------------------------------------------------
   Up to $49,999                    5.75%                       5.00%
-------------------------------------------------------------------------------
   $50,000 to $99,999               4.50%                       4.00%
-------------------------------------------------------------------------------
   $100,000 to $249,999             3.50%                       3.00%
-------------------------------------------------------------------------------
   $250,000 to $499,999             2.50%                       2.00%
-------------------------------------------------------------------------------
   $500,000 to $999,999             2.00%                       1.75%
-------------------------------------------------------------------------------
   $1,000,000 and above             0.00%                           *
-------------------------------------------------------------------------------

The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of the Class A Shares of the Fund for Income, Intermediate Income, National Municipal Bond, New York Municipal Bond, and Ohio Municipal Bond Funds.


-------------------------------------------------------------------------------
                           Initial Sales Charge:     Concession to Dealers:
   Amount of Purchase       % of Offering Price        % of Offering Price
-------------------------------------------------------------------------------
   Up to $49,999                    2.00%                       1.50%
-------------------------------------------------------------------------------
   $50,000 to $99,999               1.75%                       1.25%
-------------------------------------------------------------------------------
   $100,000 to $249,999             1.50%                       1.00%
-------------------------------------------------------------------------------
   $250,000 to $499,999             1.25%                       0.75%
-------------------------------------------------------------------------------
   $500,000 to $999,999             1.00%                       0.50%
-------------------------------------------------------------------------------
   $1,000,000 and above             0.00%                           *
-------------------------------------------------------------------------------

* Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% will be imposed on any of such shares redeemed within the first year after purchase, or a 0.50% CDSC will be charged on any of such shares redeemed within two years of purchase. This charge will be based on the lower of the cost of the shares or net asset value at the time of redemption. No CDSC is imposed on reinvested distributions. Investment professionals may be paid at a rate of 1.00% of the purchase price on amounts from $1 million to $2,999,999; 0.75% on amounts from $3 million to $4,999,999; and 0.50% on amounts of $5 million or more. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

The Trust's distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.


The Money Market Funds, the LifeChoice Funds and Class G shares of the Funds do not impose initial or deferred sales charges on their shares. Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.


Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. An "Investment Professional" is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.


In addition to investing at one time in any combination of Class A shares of the Trust's in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under the following programs:

Employees of KeyCorp and its affiliates may purchase Class A shares of the Funds at net asset value without paying a sales load.


Combined  Purchases.  When  you  invest  in  Class  A  shares  of  the  Trust, excluding Funds that do not impose a sales charge, for several accounts at the same time, you may combine these investments into a single transaction if the total is $50,000 or more in order to pay the lower sales loads applicable to these amounts. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse (including life partner), and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

Rights of Accumulation. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Trust's Class A shares held by you, your spouse (including life partner), and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

Letter of Intent. If you anticipate purchasing $50,000 or more of shares of a Fund alone or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge) within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.


 Exchanging Shares

You may exchange shares of any Fund for shares of the same class of any other Fund. Shares of any Money Market Fund or a LifeChoice Fund may be exchanged for Class A or Class G shares of any of the Funds . The exchange may be subject to payment of a sales charge. You may also exchange your Class A or Class G shares of any Fund for shares of any Money Market Fund or a LifeChoice Fund. Shareholders owning shares of more than one class of shares must specify the class that they intend to exchange. If you do not make a selection, your exchange will be made in Class A shares.


You may only exchange your shares for shares of a Fund that is currently offering shares.


An exchange of a Fund's shares for shares of another Fund will be treated as a sale for federal income tax purposes. A shareholder must recognize any gain or loss in connection with any such exchange.


Redeeming Shares


Contingent Deferred Sales Charge - Class A and C Shares. No contingent deferred sales charge ("CDSC") is imposed on:

      o the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

      o redemptions following the death or post-purchase disability of (1) a registered shareholder on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

      o certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually (2) tax free returns of excess contributions or returns of excess deferral amounts (3) distributions on the death or disability of the account holder (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance and (5) distributions as a result of separation of service;

      o     distributions  resulting  as  a  result  of a  Qualified  Domestic
            Relations Order or Domestic Relations Order required by a court settlement;

      o redemptions of shares by the investor where the investor's dealer or institution waives amounts otherwise payable to it by the Distributor and notifies the Distributor prior to the time of investment; and

      o amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established.


Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A shares in Class A shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

Dividends and Distributions


The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains dividends annually. The Money Market Funds declare dividends daily and pay them monthly. The Balanced Fund, the Taxable Bond Funds and the Municipal Bond Funds declare and pay dividends monthly. The LifeChoice Funds and each Equity Fund, other than the Balanced Fund, declare and pay dividends quarterly.


The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES


Information set forth in the Prospectuses that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders, and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.


Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.


If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used of offset capital gains in such future years. As of October 31, 2001, the Prime Obligations Fund had capital loss carryforwards of approximately $3,000 and $2,000 which expire in 2007 and 2008, respectively; the Tax-Free Money Market Fund had capital loss carryforwards of approximately $4,000, $27,000, $71,000 and $3,000 which expire in 2006, 2007, 2008 and 2009, respectively; the Ohio Municipal Money Market Fund had capital loss carryforwards of approximately $5,000 which expire in 2007; the Gradison Government Reserves Fund had capital loss carryforwards of approximately $124,000 and $3,000 which expire in 2002 and 2006, respectively; Intermediate Income Fund had capital loss carryforwards of approximately $3,242,000 which expire in 2008, respectively; the Fund for Income had capital loss carryforwards of approximately $5,491,000, $864,000, $62,000, $606,000, $3,017,000 and $691,000 which expire in 2002, 2003, 2004, 2007, 2008 and 2009, respectively; the Real Estate Fund had capital loss carryforwards of approximately $782,000 and $360,000 which expire in 2007 and 2008, respectively; and the Small Company Opportunity Fund had capital loss carryforwards of approximately $2,252,000 which expire in 2006, respectively; the Convertible Fund had capital loss carryforwards of approximately $238,000 which expire in 2009; the International Growth Fund had capital loss carryforwards of approximately $22,668,000 which expire in 2009; and the Nasdaq-100 Index(R) Fund had capital loss carryforwards of approximately $174,000 and $3,446,000 which expire in 2008 and 2009. The Fund for Income Fund has additional capital loss carryforwards of $109,000, $2,523,000, and $2,276,000 for 2004, 2006 and 2007, respectively, as the successor to the Government Mortgage Fund; and the Intermediate Income Fund has additional capital loss carryforwards of $755,000, $6,000, $6,428,000 and $4,270,000 for 2002, 2003, 2006, and 2007, respectively, as the successor to the Investment Quality Bond Fund; however, as explained below, such carryforwards are subject to limitations on availability Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for November 2001 is 4.85%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.


In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In  general,  for  purposes  of  determining  whether  capital  gain  or  loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of
Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year in which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause
(i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers
(provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating  the excise tax, a regulated  investment  company:
(1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds' share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date which is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items). With respect to the International Growth Fund, only an insignificant portion of the Fund will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by that Fund will not qualify for the DRD for corporate shareholders.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


Each of the New York Municipal Bond, National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market and Tax-Free Money Market Funds (the "Tax Exempt Funds") intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings. Each Municipal Bond Fund may invest up to 20% of its total assets in tax preference items.


Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Investment income that may be received by the International Growth Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect, but is not required, to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).


Sale or Redemption of Shares


The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. If the NAV of a Money Market Fund varies from $1.00 per share, and for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Growth Fund may be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.


If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Trustees and Officers

Board of Trustees


Overall responsibility for management of the Trust rests with the Trustees. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently eight Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The Trustees, their ages, addresses, position with the Trust, length of time served, principal occupations during the past five years, and other directorships held are as follows. Each Trustee oversees 33 portfolios in The Victory Portfolios and holds the same position with The Victory Variable Insurance Funds, a registered investment company in the same Family of Investment Companies as the Trust. There is no defined term of office, and each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.




                       Position(s)                                        Other
                       Held                          Principal        Directorships
                       with the   Length of       Occupation During   Held in Public
Name, Age and Address  Trust      Time Served       Past 5 Years        Companies
---------------------  --------- ------------   -------------------   ------------------
Dr. Harry Gazelle, 74  Trustee   Trustee since  Retired radiologist
17822 Lake Road                  November 1,    (since 1993).
Lakewood, Ohio  44107            1994

Frankie D. Hughes, 49  Trustee   Trustee since  Principal and Chief
c/o The Victory                  March 20,      Investment Officer
Portfolios                       2000.          (since 1993),
3435 Stelzer Road                Advisory       Hughes Capital
Columbus, OH 43219               Trustee,       Management, Inc.
                                 December 1,    (fixed income asset
                                 1999- March    management).
                                 20, 2000.

Lyn Hutton, 52         Trustee   Trustee        Vice President and   Chittenden
c/o The Victory                  effective      Chief Financial      Corp. (since
Portfolios                       March 4, 2002* Officer, John D. &   1995).
3435 Stelzer Road                               Catherine T.
Columbus, OH 43219                              MacArthur
                                                Foundation (grant
                                                making); Vice
                                                President and
                                                Treasurer
                                                (1990-1998),
                                                Dartmouth College.

Eugene J. McDonald, 69 Trustee   Trustee since  Principal and Chief  Flag Funds
c/o The Victory                  December 4,    Investment Officer,  Complex (26
Portfolios                       1997           Quellos Private      portfolios)
3435 Stelzer Road                               Capital Markets,     (since
Columbus, OH 43219                              LLC; Executive Vice  1991);National
                                                President (since     Commerce
                                                1990), Office of     Financial Corp.
                                                Investment Counsel,  (since July
                                                Duke University;     2000); Red Hat,
                                                President and CEO    Inc. (since
                                                (1990- 2000), Duke   July 2000;
                                                Management Company.  Incara
                                                                     Pharmaceutacals
                                                                     (since June
                                                                     2001).

Dr. Thomas F.          Trustee   Trustee since  Professor (since
Morrissey, 68                    November 1,    1970), Weatherhead
Weatherhead School of            1994           School of
Management                                      Management, Case
Case Western Reserve                            Western Reserve
Univ.                                           University;
10900 Euclid Avenue                             Associate Dean
616 Enterprise Hall                             (1989 to 1995,),
Cleveland, Ohio                                 Weatherhead School
44106-7235                                      of Management.

Roger Noall, 66**      Chairman  Chairman and   Retired (since       Alleghany
8231 Bay Colony Drive  and       Trustee since  February 2000);      Corporation
Apartment #1603        Trustee   December 4,    Executive            (since 1996),
Naples, Florida 34108            1997           (1997-2000), Senior  and Elite
                                                Executive Vice       Information
                                                President and Chief  Systems, Inc.
                                                Accounting Officer   (since 1996).
                                                (1994-1996),
                                                Secretary
                                                (1995-1996),
                                                KeyCorp,



                       Position(s)                                         Other
                       Held                          Principal        Directorships
                       with the    Length of     Occupation During   Held in Public
Name, Age and Address  Trust      Time Served       Past 5 Years        Companies
---------------------  --------- ------------   -------------------   ------------------

Frank A. Weil, 70      Trustee   Trustee since  Chairman (since
Condo 4144                       December 4,    1984), Abacus &
3910 North Pond Drive            1997           Associates, Inc.
Wilson, WY 83014                                (private investment
                                                firm).

Donald E. Weston,      Trustee   Trustee since  Retired (since
66**                             March 20,      March 2000);
c/o The Victory                  2000.          Chairman (1998-
Portfolios                       Advisory       2000), Gradison
3435 Stelzer Road                Trustee,       McDonald
Columbus, OH 43219               December 11,   Investments  a
                                 1998-March     division of
                                 20, 2000       McDonald
                                                Investments Inc.;
                                                Chairman
                                                (1991-October
                                                1998), Gradison
                                                Division of
                                                McDonald & Company
                                                Securities, Inc.
                                                and Director,
                                                McDonald & Company
                                                Investments Inc.,.

Leigh A. Wilson, 57*** President Trustee since  Founder, Chairman
c/o The Victory        and       November 1,    and Chief Executive
Portfolios             Trustee   1994           Officer (since
3435 Stelzer Road                               1989), New Century
Columbus, OH 43219                              Care, Inc.
                                                (formerly known as
                                                Glenleigh
                                                International
                                                Limited) (merchant
                                                bank); Chief
                                                Executive Officer
                                                (since 2001), The
                                                Kenning Institute
                                                (developer of
                                                health programs);
                                                Director (since
                                                1981),  Chimney
                                                Rock Vineyard and
                                                Chimney Rock Winery

* Ms. Hutton was elected as Trustee on February 26, 2002, for a term beginning March 4, 2002.

** Messrs. Noall and Weston are "interested persons" of the Trust by reason of their prior relationships with KeyCorp or it affiliates.

*** Mr. Wilson is deemed to be an "interested person" of the Trust under the 1940 Act solely by reason of his position as President.

The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee, and a Board Process and Nominating Committee. Each committee met four times during the last fiscal year. Until August 2001, the Business and Legal Committee and the Audit Committee were combined as a single committee. The members of the Investment Committee are Mr. Weston (Chairman), Mr. McDonald (Vice Chairman), and Dr. Gazelle. The function of the Investment Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation. The members of the Business and Legal Committee are Mr. Wilson (Chairman), Ms. Hughes (Vice Chairman), Ms. Hutton (effective March 4, 2002), Dr. Morrissey and Mr. Weil. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures). The members of the Audit Committee are Ms. Hughes (Chairman), Ms. Hutton (effective March 4, 2002), Dr. Morrissey and Mr. Weil. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The Board

Process and Nominating Committee consists of all of the Independent Trustees and the Chairman of the Committee is Mr. McDonald. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Boards of Trustees the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board of Trustees. The Committee will not consider nominee recommendations from Fund shareholders.

The dollar ranges of securities beneficially owned* by the Trustees in each Fund and in the Victory Family of Investment Companies** as of December 31, 2001, are as follows:


   Name of Trustee   Dollar Range of Equity Securities     Aggregate Dollar
                              Held in the Funds             Range of Equity
                                                          Securities Held in
                                                            All Registered
                                                              Investment
                                                          Companies Overseen
                                                             by Trustee in
                                                               Family of
                                                          Investment Companies
------------------  ----------------------------------   ----------------------

   Harry Gazelle    Diversified Stock $10,001 - $50,000   Over $100,000
                    International Growth $10,001 -
                    $50,000
                    Nasdaq-100 Index (R) $1 - $10,000

   Frankie    D.    None                                  None
   Hughes

   Lyn Hutton***    None                                  None

   Eugene    J.     Gradison Government Reserves Over     Over $100,000
   McDonald         $100,000

   Thomas    F.     Ohio Municipal Money Market $50,001   $50,001 - $100,000
   Morrissey        - $100,000

   Roger Noall      Growth $1 - $10,000                   Over $100,000
                    International Growth $50,001 -
                    $100,000
                    Nasdaq-100 Index (R) $10,001 - $50,000
                    Stock Index  Over $100,000
                    Value Over $100,000

   Frank A. Weil    Diversified Stock $50,001 - $100,000  $50,001 - $100,000

   Donald E. Weston Established Value $10,001 - $50,000   Over $100,000
                    Gradison Government Reserves Over
                    100,000
                    International Growth $1 - $10,000
                    Ohio Municipal Money Market $10,001
                    - $50,000

   Leigh A. Wilson  None                                  None

* Some or all of the securities may be held in a deferred compensation plan and are, therefore, not considered beneficially owned by the Trustee.

** "Family of Investment Companies" includes the Trust and The Victory Variable Insurance Funds.

*** Ms. Hutton was elected as Trustee on February 26, 2002, for a term beginning March 4, 2002.

No Independent Trustee and no immediate family member of any Independent Trustee owns beneficially or of record an interest in Adviser, Credit Agricole Asset Management ("CAAM"), or BISYS Fund Services Limited Partnership (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, CAAM, or the Distributor.


Remuneration of Trustees and Certain Executive Officers


The Trust pays each Trustee an annual fee of $40,000 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($5,000 per in person and $2,500 per telephonic meeting).

The following table indicates the estimated compensation received by each Trustee from the Victory "Fund Complex"* for the fiscal year ended October 31, 2001.

                                       Pension or                      Total
                                       Retirement                   Compensation
                         Aggregate      Benefits      Estimated     From Victory
                       Compensation    Accrued As       Annual         "Fund
                       From Victory   Part of Fund  Benefits Upon  Complex" Paid
Name of Trustee         Portfolios      Expenses      Retirement    to Trustee*
Roger Noall               $44,000          -0-           -0-          $48,975
Leigh A. Wilson           $53,000          -0-           -0-          $57,975
Theodore H. Emmerich**    $28,838          -0-           -0-          $32,048
Frankie D. Hughes         $44,000          -0-           -0-          $48,975
Harry Gazelle             $44,000          -0-           -0-          $48,975
Eugene J. McDonald        $44,000          -0-           -0-          $48,975
Thomas F. Morrissey       $44,000          -0-           -0-          $48,975
H. Patrick Swygert**      $41,000          -0-           -0-          $45,975
Frank A. Weil             $44,000          -0-           -0-          $48,975
Donald E. Weston          $44,000          -0-           -0-          $48,975
Lyn Hutton***               $0             -0-           -0-             $0

* There are currently 30 mutual funds in the Victory "Fund Complex" for which the above-named Trustees are compensated.

**Mr. Emmerich retired as of June 6, 2001 and Mr. Swygert retired as of October 14, 2001.

***   Ms. Hutton became a Trustee  effective March 4, 2002.


Officers


The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are as follows. Each holds the same position with The Victory Variable Insurance Funds, a registered investment company in the same Fund complex as the Trust and each serves until the earlier of resignation, removal, retirement, death, or the election of a successor.

                      Position(s) Length
                      with the    of Time   Principal Occupation During Past 5
 Name and Age         Trust       Served    Years
-------------------   ----------  --------  -----------------------------------
 Roger Noall, 66      Chairman    Since     See biographical  information under
                                  December  "Board of Trustees" above.
                                  1997

 Leigh A. Wilson, 57  President   Since     See biographical  information under
                      and Trustee May 1995  "Board of Trustees" above.

 Lisa Hurley, 46      Vice        Since     Since   May   1998,   Senior   Vice
                      President   February  President  and  General  Counsel of
                                  2000      BISYS   Fund   Services;    General
                                            Counsel     of    Moore     Capital
                                            Management,  Inc.  from May 1996 to
                                            May 1998;  Senior Vice  President &
                                            General    Counsel   of   Northstar
                                            Investment  Management  Corporation
                                            from October 1993 to May 1996.

                      Position(s) Length
                      with the    of Time   Principal Occupation During Past 5
 Name and Age         Trust       Served    Years
-------------------   ----------  --------  -----------------------------------

 Irimga McKay, 41     Vice        Since     Since  November  1998,  Senior Vice
                      President   December  President,   Client   Services   of
                                  1998      BISYS Fund Services.

 Darin Dugenske, 36   Secretary   Since     Since  March   2000,   Director  of
                                  August    Client   Services  for  BISYS  Fund
                                  2000      Services;  from April 1999 to March
                                            2000,  Regional  Vice  President of
                                            BISYS  Brokerage  Services,   Inc.;
                                            from  1995  to  1999,  employee  of
                                            First Investment  Center, a program
                                            of Financial  Management  Group,  a
                                            Division of First Hawaiian Bank.

 Jay G. Baris, 48     Assistant   Since     Partner,  Kramer  Levin  Naftalis &
                      Secretary   December  Frankel  LLP;  Assistant  Secretary
                                  1997      of The Victory  Variable  Insurance
                                            Funds;  Director,  First  Investors
                                            Life Insurance Company.

 Alaina Metz, 34      Assistant   Since     Since     June     1995,      Chief
                      Secretary   December  Administrative   Officer  of  BISYS
                                  1996      Fund   Services;    Supervisor   of
                                            Alliance  Capital   Management  for
                                            more  than  five  years   prior  to
                                            joining BISYS.

 Joel B. Engle, 36    Treasurer   Since     Since    September    1998,    Vice
                                  December  President  of  BISYS;   from  March
                                  1998      1995  to   September   1998,   Vice
                                            President, Northern Trust Company.

 Gary Tenkman, 31     Assistant   Since     Since  April 1998,  Vice  President
                      Treasurer   December  of  Financial   Services  of  BISYS
                                  1998      Fund  Services;  Audit  Manager for
                                            Ernst & Young  LLP  for  more  than
                                            five years prior to joining BISYS.

 William J. Tomko, 43 Assistant   Since     Group  President,  BISYS Investment
                      Treasurer   August    Services;  employee  of BISYS  Fund
                                  1994      Services since 1986.




The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Trust (other than Mr. Wilson) receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.


As of January 31, 2002, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

The LifeChoice Funds -- Conflicts of Interest. The Trustees and officers of the Trust are subject to conflicts of interest in managing both the LifeChoice Funds described here and some of the underlying Proprietary Portfolios. This conflict is most evident in the Trustee's supervision of the Adviser. The Adviser and certain of its affiliates may provide services to, and receive fees from, not just the Funds, but also some of the Proprietary and Other Portfolios. Their selection of investments and allocation of Fund assets will be continuously and closely scrutinized by the Trustees in order to avoid even the appearance of improper practices. It is possible, however, that a situation might arise where one course of action for a LifeChoice Fund would be detrimental to a Proprietary Portfolio, or vice versa. In that unlikely event, the Trustees and officers of the Trust will exercise good business judgment in upholding their fiduciary duties to each set of Funds, thus minimizing such conflicts, if any should arise.


ADVISORY AND OTHER CONTRACTS


The following sections describe each Fund's material agreements for investment advisory, administration, distribution, transfer agency and fund accounting services. Generally, this SAI presents payments made pursuant to these agreements for the last three fiscal years ended October 31. This SAI also describes Fund portfolio turnover for the last two fiscal years ended October 31 and distribution expenses for the last fiscal year ended October 31, 2001. However, for certain Funds, service fee, portfolio turnover and distribution expense information related to 1999 reflects periods other than the 12 month periods ended October 31, as shown in the following table.

        Service fees, portfolio turnover and distribution expenses shown reflect information for the following periods

            -----------------------------------------------------
                                                 1999
            -----------------------------------------------------
            Established Value and      Seven months ended
            Small Company Opportunity  October 31, 1999.
            -----------------------------------------------------
            Fund for Income            Ten months ended October
                                       31, 1999.
            -----------------------------------------------------
            Gradison Government        Fiscal year ended
            Reserves                   September 30, 1999.
            -----------------------------------------------------


With respect to the Fund for Income, payments made prior to March 29, 1999 for investment advisory, administration, distribution, transfer agency and fund accounting services reflect payments to other service providers made by this Fund's predecessor, Gradison Income Fund . Similarly, with respect to the Established Value Fund and Gradison Government Reserves Fund, payments made prior to April 5, 1999 for investment advisory, administration, distribution, transfer agency and fund accounting services reflect payments to other service providers made by these Funds' predecessors, Gradison Established Value Fund and Gradison U.S. Government Reserves, respectively.


Investment Adviser


One of the Fund's most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of KeyCorp. The Adviser and its affiliates manage assets totaling in excess of $72 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of December 31, 2001, KeyCorp had an asset base of approximately $81 billion, with banking offices in 13 states from Maine to Alaska, and trust and investment offices in 14 states. KeyCorp's McDonald Investments Inc., a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

--------------------------------------------------------------------------------
0.20%                                  Each LifeChoice Fund, Institutional
                                       Money Market
--------------------------------------------------------------------------------
0.25%                                  Federal Money Market
--------------------------------------------------------------------------------
0.35%                                  Prime Obligations, Tax-Free Money Market
--------------------------------------------------------------------------------
0.50%                                  Financial Reserves, Fund for Income,
                                       Ohio Municipal Money Market
--------------------------------------------------------------------------------
0.50% on the first $400 million,       Gradison Government Reserves
0.45% on the next $600 million, 0.40%
on the next $1 billion and 0.35% on
assets in excess of $2 billion
--------------------------------------------------------------------------------
0.50% on the first $400 million,       Nasdaq-100 Index(R), Stock Index
0.45% on the next $400 million, and
0.40% on assets in excess of $800
million
--------------------------------------------------------------------------------
0.55%                                  National Municipal Bond, New York
                                       Municipal Bond
--------------------------------------------------------------------------------
0.60%                                  Ohio Municipal Bond
--------------------------------------------------------------------------------
0.65% on the first $800 million and    Diversified Stock
0.60% on assets in excess of $800
million
--------------------------------------------------------------------------------
0.65% on the first $100 million,       Established Value, Small Company
0.55% on the next $100 million, and    Opportunity
0.45% on assets in excess of $200
million
--------------------------------------------------------------------------------
0.70% on the first $400 million,       Balanced
0.65% on the next $400 million, and
0.60% on assets in excess of $800
million
--------------------------------------------------------------------------------
0.75% on the first $400 million,       Growth, Special Value, Value
0.65% on the next $400 million, and
0.60% on assets in excess of $800
million
--------------------------------------------------------------------------------
0.75%                                  Convertible, Intermediate Income
--------------------------------------------------------------------------------
0.80%                                  Real Estate
--------------------------------------------------------------------------------
1.10%                                  International Growth
--------------------------------------------------------------------------------



Investment Advisory Services to the LifeChoice Funds. The Adviser continuously monitors the allocation of each Fund's investment in Underlying Portfolios in three distinct investment categories according to certain percentage ranges predetermined by the Trustees as follows:

  ---------------------------------------------------------------------------
                             Conservative        Growth         Moderate
                            Investor Fund    Investor Fund    Investor Fund
  ---------------------------------------------------------------------------
  Equity Funds                 30-50%           70-90%          50-70%
  ---------------------------------------------------------------------------
  Fixed Income/Specialty       50-70%           10-30%          30-50%
  Funds
  ---------------------------------------------------------------------------
  Money Market Funds            0-15%            0-15%           0-15%
  ---------------------------------------------------------------------------

The Adviser rebalances or reallocates the LifeChoice Funds' investments across Underlying Portfolios as market conditions warrant. All reallocations are expected to occur within the above-described ranges.

The selection of the Proprietary Portfolios in which the LifeChoice Funds will invest, as well as the percentage of assets which can be invested in each type of underlying mutual fund, are not fundamental investment policies and can be changed without the approval of a majority of the respective Fund's shareholders. Any changes to the percentage ranges shown above for allocation across types of Underlying Portfolios or for allocation in Proprietary Portfolios and Other Portfolios requires the approval of the Trustees. Investors desiring more information on a Proprietary Portfolio listed above may call the Trust at 800-539-FUND (800-539-3863) to request a prospectus, which is available without charge. The selection of the Other Portfolios also is within the Adviser's discretion.


As a shareholder in the Proprietary Portfolios, the LifeChoice Funds will bear their proportionate share of the investment advisory fees paid by the Portfolios. The schedule of advisory fees for each Proprietary Portfolio appears above, which a more detailed description of the investment advisory and sub-advisory agreements is set forth below.

The Portfolio Managers of the Proprietary Portfolios. The persons primarily responsible for the investment management of the Proprietary Portfolios are as follows (unless otherwise noted, a portfolio manager has managed the Portfolio since commencement of the Fund's operations):


--------------------------------------------------------------------------------
Victory     Portfolio Manager  Experience
Fund
--------------------------------------------------------------------------------
Balanced    Denise Coyne       Portfolio  Manager and Managing Director for the
            (since January     Adviser or its affiliates since 1985.
            1995)
--------------------------------------------------------------------------------
            Richard T. Heine   Portfolio  Manager and Managing Director for the
            (since inception)  Adviser or its affiliates since 1976.
--------------------------------------------------------------------------------
Convertible Amy Bush           Research  Analyst  with the Adviser and has been
            (since July 2000)  associated  with the  Adviser or its  affiliates since 1992.
--------------------------------------------------------------------------------
            Richard A. Janus   Senior  Managing  Director of the  Adviser,  and
            (since April 1996) has  been in the  investment  advisory  business since 1977.
--------------------------------------------------------------------------------
            James K. Kaesberg  Portfolio   Manager  and  Managing  Director  of
            (since April 1996) Convertible  Investments for the Adviser and has
                               been in the investment  advisory  business since
                               1985.
--------------------------------------------------------------------------------
Diversified Lawrence G. Babin  Senior Portfolio  Manager and Managing  Director
Stock       (since inception)  of the  Adviser  and has been in the  investment business since 1982.
--------------------------------------------------------------------------------
            Paul D. Danes      Portfolio  Manager  and  Director of the Adviser
            (since July 2000)  and has been in the  investment  business  since
                               1987.
--------------------------------------------------------------------------------
            Carolyn Raines     Portfolio  Manager  Associate of the Adviser and
            (since June 2000)  has been  associated with the Adviser and/or its affiliates since 1998.
--------------------------------------------------------------------------------
Established Gary H. Miller     Vice-President  and Portfolio Manager of Victory
Value       (since November    Gradison   Capital   Management   and  has  been
            1998)              associated with Gradison McDonald since 1987.
--------------------------------------------------------------------------------
            Stephen C. Dilbone Managing   Director  and  Portfolio  Manager  of
            (since March 2002) Victory  Gradison  Capital  Management  and  has
                               been associated with the Adviser since 1990.
--------------------------------------------------------------------------------
            Gregory Conners    Associate   Portfolio   Manager   and  has  been
            (since March 2002) associated  with the Adviser  since 1999.  Prior to 1999, he was an equity  analyst with Carillon
                               Advisers, Inc. since 1994.
--------------------------------------------------------------------------------
Fund for    Thomas M. Seay     Served  as  portfolio  manager  of the  Gradison
Income      (since April 1998) Government  Income Fund  (which  merged into the
                               Fund on March 29, 1999) since April 1998,  prior
                               to which he served as vice  president  and fixed
                               income    portfolio    manager   of    Lexington
                               Management Corporation.
--------------------------------------------------------------------------------
            Trenton            Portfolio   Manager  of  Fund  for  Income  from
            Tipton-Fletcher    January  28,  1998  to  March  29,   1999,   and
            (since March       Director of the Adviser and has been  associated
            1,2002)            with the Adviser or its affiliates since 1989.
--------------------------------------------------------------------------------
                                      93

--------------------------------------------------------------------------------
Victory     Portfolio Manager  Experience
Fund
--------------------------------------------------------------------------------
Growth      William F. Ruple   Senior  Portfolio  Manager  and  Director of the
            (since June 1995)  Adviser  and  has  been   associated   with  the
                               Adviser and/or its affiliates since 1970.
--------------------------------------------------------------------------------
            Walter J. Henry    Managing  Director and Portfolio  Manager of the
            (since April 2000) Adviser  and  has  been   associated   with  the
                               Adviser and/or its affiliates since 1996.
--------------------------------------------------------------------------------
            Anjum T. Hussain   Portfolio  Manager  Associate of the Adviser and
            (since July 2000)  has been  associated with the Adviser and/or its affiliates since 1987.
--------------------------------------------------------------------------------
IntermediateEric Rasmussen     Senior Portfolio  Manager and Managing  Director
Income      (since October     in  the  Taxable   Fixed  Income  Group  of  the
            2000)              Adviser  since  1996,  and has  been  associated
                               with the  Adviser  and/or its  affiliates  since
                               1988.   Prior  to  joining   the   Adviser,   he
                               directed  the  corporate  treasury  function  at
                               KeyCorp.
--------------------------------------------------------------------------------
InternationaConrad R. Metz     Senior Portfolio  Manager and Managing  Director
Growth      (since October     of the Adviser since October 1995;  from 1993 to
            1995)              1995    he   was    Senior    Vice    President,
                               International   Equities,  at  Bailard  Biehl  &
                               Kaiser.  He has been in the investment  business
                               since 1978.
--------------------------------------------------------------------------------
            Leslie Z. Globits  Portfolio  Manager and  Director of the Adviser.
            (since June 1996)  He  has  been  employed  by  the  Adviser  or an affiliate since 1987.
--------------------------------------------------------------------------------
            Ayaz Ebrahim       Director  and  Portfolio  Manager of CAAM,  Hong
            (since June 1998)  Kong,  and  has  been  employed  by  CAAM  or an affiliate since 1991.
--------------------------------------------------------------------------------
            Olivier Ginguene   Head of Global  Equity  Management  and has been
            (since January     employed  by CAAM  since  1998.  He was  been in
            2001)              the investment business since 1992.
--------------------------------------------------------------------------------
            Isabelle Le Guay   Senior  Portfolio  Manager and has been employed
            (since January     by  CAAM  since  2001.   She  has  been  in  the
            2001)              investment business since 1993.
--------------------------------------------------------------------------------
            Mieko Yamazaki     Japanese  Equity  Portfolio  Manager  with  CAAM
            (since January     since  1997.  She  has  been  in the  investment
            2001)              business since 1996.
--------------------------------------------------------------------------------
National    Paul A. Toft       Senior Portfolio  Manager and Managing  Director
Municipal   (since July 1994)  for the Adviser or its affiliates since 1994.
Bond
--------------------------------------------------------------------------------
Nasdaq-100  Ernest C. Pelaia   Senior  Portfolio  Manager  and  Director of the
Index(R)    (since inception)  Adviser.  He has been  employed  by the  Adviser since 1991.
--------------------------------------------------------------------------------
New York    Paul A. Toft       See  biography  under  National  Municipal  Bond
Municipal   (since July 1994)  Fund.
Bond
--------------------------------------------------------------------------------
Ohio        Paul A. Toft       See  biography  under  National  Municipal  Bond
Municipal   (since July 1994)  Fund.
Bond
--------------------------------------------------------------------------------
Real        Patrice Derrington Managing  Director and Portfolio  Manager of the
Estate      (since inception)  Adviser,  and  has  been  in  the  real  estate, investment, and finance business since 1991.
--------------------------------------------------------------------------------
Small       Gary H. Miller     See biography under Established Value Fund.
Company     (since 1998)
Opportunity
--------------------------------------------------------------------------------
            Stephen C. Dilbone See biography under Established Value Fund.
            (since 2002)
--------------------------------------------------------------------------------
            Gregory Conners    See biography under Established Value Fund.
            (since 2002)
--------------------------------------------------------------------------------
Special     Paul Danes         See biography under Diversified Stock Fund.
Value       (since October
            1995)
--------------------------------------------------------------------------------
            Patrick Dunkerly   Director  and  Portfolio  Manager of the Adviser
            (since March 2002) and has been in the  investment  business  since
                               1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Victory     Portfolio Manager  Experience
Fund
--------------------------------------------------------------------------------
            Carolyn Raines     See biography under Diversified Stock Fund.
            (since June 2000)
--------------------------------------------------------------------------------
Stock Index Ernest C. Pelaia   See biography under Nasdaq-100 Index(R)Fund.
            (Since July 2000)
--------------------------------------------------------------------------------
Value       Neil A. Kilbane    Portfolio  Manager and Managing  Director of the
            (since April 1998) Adviser,   and  has   been  in  the   investment
                               business since 1986.
--------------------------------------------------------------------------------
            Robert W. Siewert  Portfolio  Manager of the Adviser,  and has been
            (since February    associated   with   the   Adviser   and/or   its
            2000)              affiliates since 1993.
--------------------------------------------------------------------------------


Investment Sub-Adviser


The International Growth Fund -- Manager of Managers. As the "Manager of Managers" of the International Growth Fund, the Adviser may select one or more sub-advisers to manage the Fund's assets. The Adviser evaluates each sub-adviser's skills, investment styles and strategies in light of the Adviser's analysis of the international securities markets. Under its
Advisory Agreement with the Trust, the Adviser oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If the Adviser engages more than one sub-adviser, the Adviser may reallocate assets among sub-advisers when it believes it is appropriate. The Adviser provides investment advice with respect to short-term debt securities. The Adviser has the ultimate responsibility for the International Growth Fund's investment performance, because it is responsible for overseeing all sub-advisers and recommending to the Trustees that it hire, terminate or replace a particular sub-adviser.


The Trust and the Adviser have obtained an order from the SEC that allows the Adviser to serve as a Manager of Managers. The order lets the Adviser, subject to certain conditions, select new sub-advisers with the approval of the Board, without obtaining shareholder approval. The order also allows the Adviser to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that a sub-advisory agreement terminate. The Trust will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If the Adviser hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.

CAAM serves as sub-adviser to the International Growth Fund. Pursuant to an agreement with the Adviser dated as of June 1, 1998, the Adviser pays CAAM a monthly fee of 0.55% of the International Growth Fund's average daily net assets from its advisory fee.


CAAM is a registered investment adviser with the SEC. As of December 31, 2001, CAAM and its affiliates managed approximately $145 billion for their clients. CAAM also serves as investment adviser to the France Growth Fund and sub-adviser to the BNY Hamilton International Equity Fund .


The Investment Advisory and Investment Sub-Advisory Agreements


Advisory Agreement. Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Trustees, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.


For the three fiscal years ended October 31, 2001, the Adviser earned the following advisory fees with respect to each Fund. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.



 ---------------------------------------------------------------------------------------------------------------------
                                    2001                           2000                            1999
 ---------------------------------------------------------------------------------------------------------------------
                          Fees Paid   Fee Reduction     Fees Paid     Fee Reduction     Fees Paid     Fee Reduction
 ---------------------------------------------------------------------------------------------------------------------
 Balanced                $3,305,678            $0     $3,342,704        $107,341      $3,446,546      $1,041,454
 ---------------------------------------------------------------------------------------------------------------------
 Convertible               679,102              0        634,496             N/A         696,000             N/A
 ---------------------------------------------------------------------------------------------------------------------
 Diversified Stock       7,998,002              0      7,471,929         110,288       6,855,681         503,319
 ---------------------------------------------------------------------------------------------------------------------
 Established Value       1,851,406        251,114      1,936,921         260,370       1,224,467         246,533
 ---------------------------------------------------------------------------------------------------------------------
 Federal Money Market    2,738,831        657,610      2,191,149         851,948       1,413,628       1,136,372
 ---------------------------------------------------------------------------------------------------------------------
 Financial Reserves      3,659,924              0      3,853,348             N/A       4,192,000             N/A
 ---------------------------------------------------------------------------------------------------------------------
 Fund for Income         1,641,936              0      1,127,900          70,662         698,399         128,601
 ---------------------------------------------------------------------------------------------------------------------
 Gradison Government     8,545,165      1,839,907      6,629,833       2,647,411       9,118,000         737,000
 Reserves
 ---------------------------------------------------------------------------------------------------------------------
 Growth                  3,490,196              0      3,340,027          32,751       3,260,024         280,976
 ---------------------------------------------------------------------------------------------------------------------
 Institutional Money     7,447,900              0      6,978,551         796,181       3,442,030       1,887,970
 Market
 ---------------------------------------------------------------------------------------------------------------------
 Intermediate Income     1,087,417        475,620      1,038,943         459,536       1,183,269         640,731
 ---------------------------------------------------------------------------------------------------------------------
 International Growth    1,302,870        134,731      2,187,031         113,746       1,572,373         160,373
 ---------------------------------------------------------------------------------------------------------------------
 LifeChoice                  1,362         15,494          7,149           7,149           7,869           7,869
 Conservative Investor
 ---------------------------------------------------------------------------------------------------------------------
 LifeChoice Growth           3,058         29,917         16,687          16,686          14,973          14,973
 Investor
 ---------------------------------------------------------------------------------------------------------------------
 LifeChoice Moderate         4,972         57,373         23,494          23,493          22,903          22,902
 Investor
 ---------------------------------------------------------------------------------------------------------------------
 Nasdaq-100 Index(R)             0         75,510              0           6,464             N/A             N/A
 ---------------------------------------------------------------------------------------------------------------------
 National Municipal        198,271         82,089         98,657         105,612          82,964         179,176
 Bond
 ---------------------------------------------------------------------------------------------------------------------
 New York Municipal         67,851         25,444         51,276          35,495          56,745          47,287
 Bond
 ---------------------------------------------------------------------------------------------------------------------
 Ohio Municipal Bond       932,661        149,688        697,266         368,431         590,452         340,548
 ---------------------------------------------------------------------------------------------------------------------
 Ohio Municipal Money    4,697,261              0      4,267,585         581,322       3,865,335       1,109,110
 Market
 ---------------------------------------------------------------------------------------------------------------------
 Prime Obligations       9,922,018              0      8,074,844             N/A       6,046,488             N/A
 ---------------------------------------------------------------------------------------------------------------------
 Real Estate                85,648         42,157         66,606          51,889          39,999         118,156
 ---------------------------------------------------------------------------------------------------------------------
 Small Company             674,791        136,280        783,948           9,405         551,294          95,047
 Opportunity
 ---------------------------------------------------------------------------------------------------------------------
 Special Value           1,731,021              0      1,677,550          27,919       2,553,867         283,759
 ---------------------------------------------------------------------------------------------------------------------
 Stock Index             3,659,692        648,207      4,605,315         857,975       3,847,517         842,483
 ---------------------------------------------------------------------------------------------------------------------
 Tax-Free Money Market    2,602592              0      2,527,510             N/A       2,428,741             N/A
 ---------------------------------------------------------------------------------------------------------------------
 Value                   3,921,024              0      4,397,073          24,921       5,595,907         280,784
 ---------------------------------------------------------------------------------------------------------------------

Sub-Advisory Agreement. Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.


The Sub-Adviser's Agreement with the Adviser is terminable at any time, without penalty, by the Trustees, by the Adviser or by vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Adviser. Unless sooner terminated, the Sub-Advisory Agreement shall continue in effect from year to year if approved at least annually by a majority vote of the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on the Sub-Advisory Agreement.






Considerations of the Board of Trustees in Continuing the Advisory and Sub-Advisory Agreements. The Board of Trustees last approved the agreements on December 13, 2001. In determining whether it was appropriate to approve the agreements, the Board requested information, provided by the Adviser and Sub-Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Funds and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the agreements, the Board reviewed numerous factors with respect to each Fund separately. The Board first reviewed each Fund's investment performance during the year. Although investment performance was a significant factor in determining that the agreements should be continued, the following additional factors, among others, were considered by the Board in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser and Sub-Adviser:

      o     Services provided under the agreements;
      o Requirements of the Funds for the services provided by the Adviser and Sub-Adviser;
      o     The quality of the services expected to be provided;
      o     Fees payable for the services;
      o     Total expenses of each Fund;
      o The Adviser's commitments to operating the Funds at competitive expense levels;
      o Profitability of the Adviser with respec to its relationship with the Funds;
      o Soft-dollar and other service benefits received by the Adviser and Sub-Adviser, including, sources of revenue to affiliates of the Adviser from the Funds through custodian and administration fees;
      o     Capabilities   and   financial   condition   of  the  Adviser  and
            Sub-Adviser;
      o     Current economic and industry trends;and
      o historical relationship between each Fund and the Adviser and Sub-Adviser.

Current management fees were reviewed in the context of the Adviser's profitability on a Fund by Fund basis and a proposal by the Adviser to modify the fee structure for a number of Funds to include fee reductions as assets increase. The Board took note of the Adviser's projection that management fee revenues would be reduced by $950,000 in the next year as a result of these fee structure changes. In addition, the Board reviewed an analysis prepared by an independent third party, comparing each Fund's expense ratio, advisory fee and performance with comparable mutual funds.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the agreements were consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the agreements for additional annual periods on the basis of the foregoing review and discussions and the following considerations, among others:

      o The fairness and reasonableness of the investment advisory fee payable to the Adviser and Sub-Adviser under the agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Funds, and the comparability of the fees paid to fees paid by other investment companies;
      o The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Funds and the Funds' historic performance, including the success of the Funds in achieving stated investment objectives;
      o The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;
      o The Adviser's and Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and
      o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

Code of Ethics


The Funds, the Adviser, the Sub-Adviser and BISYS Fund Services Ohio, Inc., the distributor of the Funds, have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. The Code of Ethics provides that Investment personnel must refrain from certain trading practices, and all access persons are required to report certain personal investment activities, including purchases or sales of securities which may be purchased or held by the Funds. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Transactions


The Money Market Funds. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Money Market Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Money Market Funds, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Money Market Funds are usually principal transactions, the Money Market Funds incur little or no brokerage commissions. For the three fiscal years ended October 31, 2001, the Money Market Funds paid no brokerage commissions. Securities of the Money Market Funds are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Money Market Funds also may purchase securities from underwriters at prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.


The Money Market Funds do not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Money Market Funds require that investments mature in 397 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

Income and Equity Funds. Pursuant to the Investment Advisory Agreement, and for the International Growth Fund, the Sub-Advisory Agreement, the Adviser or Sub-Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities purchased or sold through a broker-dealer include a brokerage commission. At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds. While the Adviser and Sub-Adviser generally seek competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. The allocation of transactions to dealers is determined by the Adviser or Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting broker-dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to "work" a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker-dealer; the degree to which they have been available and responsive to the Adviser; the quality and promptness of research and brokerage services provided to the Adviser (both in general and with respect to particular accounts); and whether the investment in question was brought to the Adviser's attention by the particular broker-dealer. All trades executed on behalf of the Adviser in its discretion are charged at the same commission schedule, whether or not they are executed by a "soft dollar" broker-dealers generating research services used by the Adviser.

The   primary   consideration   in   placing   portfolio   transactions   with
broker-dealers for accounts under the management of the Sub-Adviser, where such placement is discretionary with the Sub-Adviser, is to obtain best execution at the most favorable and reasonable commission rates in relation to the benefits received by the account. The Sub-Adviser attempts to achieve these results by choosing broker-dealers to execute transactions based on (1) their professional capabilities (including use of capital and clearance and settlement procedures), (2) the value and quality of their services, and (3) the comparative brokerage commission rates which they offer.

Subject to the consideration of obtaining best execution, broker-dealers who provide supplemental investment research to the Adviser or Sub-Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or Sub-Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser or Sub-Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser or Sub-Adviser in carrying out its obligations to the Trust.

Multiple orders for the purchase or sale of the same security on behalf of clients of the Adviser are generally aggregated for block execution. The Adviser will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with the Advisor's duty to seek best execution for its clients, and if such aggregation is consistent with the terms of the investment advisory agreement with each client for which trades are being executed.

All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day. In certain circumstances, a disparity in commission charges may exist among clients. When the full amount of a block execution is not executed, the partial amount actually executed generally is allocated ratably among participating client accounts; provided, however, that portfolio managers have the discretion to fill orders for certain accounts before others under the following circumstances: a) orders for new accounts may be filled before existing accounts in the discretion and at the direction of the portfolio manager(s) responsible for such order; b) orders for certain accounts may be filled before other accounts in the event that the securities purchased or sold in the block execution are of a small amount so as allocating such securities ratably is not feasible, advisable, or meaningful, provided that all accounts, taken as a whole, are treated fairly and equitably over time; c) in the discretion and at the direction of the portfolio manager(s) responsible for such orders, a partially filled order may be allocated first to those accounts where the purchase or sale of such security is most closely aligned with the established investment objective of the account receiving the allocation. In all of the foregoing circumstances, the market performance of the security being allocated shall not be a determinant in any deviation from a pro rata allocation.

Notwithstanding the foregoing, in the event that a proprietary account is participating with public accounts, such as the Funds, in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating proprietary and public accounts. In the event the portfolio manager deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to public accounts only.

The Sub-Adviser's policy is to aggregate and execute, as a block order, trade orders for the same security or contract, except where a client directs otherwise. Where a block order is executed at multiple prices, average price for the order will be calculated and the order will be allocated pro rata across all participating accounts.

The Sub-Adviser may manage accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions relating to clients' investments and the performance resulting from such decisions will differ from client to client. The Sub-Adviser will not necessarily purchase  or  sell  the  same  securities  at the  same  time  or in the  same proportionate amounts for all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis.

In allocating investments among various clients (including in what sequence orders for trades are placed), however, the Sub-Adviser will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed by each client to a specific investment and the relative risks of the investments. It is the Sub-Adviser's policy to allocate to the extent practicable investment opportunities on a basis that the Sub-Adviser, in good faith, believes is fair and equitable to each client over time.

The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time."


Except when necessary in the Stock Index or Nasdaq-100 Index(R) Funds, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, any Sub-Adviser, KeyBank or their affiliates, or BISYS or its affiliates, and will not give preference to KeyBank's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through McDonald Investments Inc. ("McDonald") and, for the International Growth Fund, through CAAM. McDonald is an affiliate of KeyBank and CAAM is the sub-adviser to the International Growth Fund. All transactions with McDonald and CAAM must be completed in accordance with procedures approved by the Trustees. During the Trust's last fiscal years ended October 31, 1999, 2000 and 2001, the Trust
paid  commissions  totaling  $180,295,  $0.00  and  $0.00,  respectively,   to
McDonald. For the fiscal year ended 2001, commissions paid to McDonald represented 3.11% of all commissions paid by the Trust. Commissions paid to CAAM of ot affiliates by the International Growth Fund for the fiscal years ended October 31, 1999, 2000 and 2001, totaled $7,422.10, $1,811.93, and $209 respectively. For fiscal year 2001, 0.03% of the total commissions paid by the International Growth Fund were paid to CAAM. For the fiscal year 2001, commission transactions with McDonald represented 3.74% of the dollar value of all commission transactions by the Trust. Commission transactions with CAAM of it affiliates represented less than 0.01% of the dollar value of all transactions in the International Growth Fund.


Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


Brokerage  commissions  paid by  each    non-Money  Market  Fund  were as
follows for the last three fiscal years ended October 31.

 -------------------------------------------------------------------
                              2001          2000           1999
 -------------------------------------------------------------------
 Balanced                  $266,689     $275,732.31   $244,757.56
 -------------------------------------------------------------------
 Convertible                 15,421       39,706.71    50,636.98
 -------------------------------------------------------------------
 Diversified Stock        2,425,828    2,027,538.49   1,883,933.41
 -------------------------------------------------------------------
 Established Value          565,601      478,705.78   255,565.92
 -------------------------------------------------------------------
 Fund for Income                  0               0            0
 -------------------------------------------------------------------
 Growth                     414,362      245,900.80   294,718.62
 -------------------------------------------------------------------
 Intermediate Income            985        1,466.93    48,267.61
 -------------------------------------------------------------------
 International Growth       669,625      869,246.73   860,704.76
 -------------------------------------------------------------------
 LifeChoice Conservative          0               0            0
   Investor
 -------------------------------------------------------------------
 LifeChoice Growth                0               0            0
   Investor
 -------------------------------------------------------------------
 LifeChoice Moderate              0               0            0
   Investor
 -------------------------------------------------------------------
 Nasdaq-100 Index(R)          3,978        5,930.08            0
 -------------------------------------------------------------------

 -------------------------------------------------------------------
                              2001          2000           1999
 -------------------------------------------------------------------
 National Municipal Bond          0               0            0
 -------------------------------------------------------------------
 New York Municipal Bond          0               0            0
 -------------------------------------------------------------------
 Ohio Municipal Bond              0               0            0
 -------------------------------------------------------------------
 Real Estate Inv.            47,928       50,857.00    45,149.04
 -------------------------------------------------------------------
 Small Company              189,965      207,490.21   137,765.82
   Opportunity
 -------------------------------------------------------------------
 Special Value              478,550      489,697.21   564,320.18
 -------------------------------------------------------------------
 Stock Index                129,225      116,639.78    97,107.95
 -------------------------------------------------------------------
 Value                      595,755      448,830.92   369,846.12
 -------------------------------------------------------------------



  Portfolio Turnover

The portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. As indicated below, the Established Value, National Municipal Bond, New York Municipal Bond and Small Company Opportunity Funds experienced significantly higher portfolio turnover for the fiscal year ended October 31, 2001 compared with 2000. Higher turnover occurred in the National Municipal Bond Fund when incremental returns were captured by taking advantage of opportunities and inefficiencies in the market. Greater trading activity occurred in the New York Municipal Bond Fund as a result of the maturation of bonds and the reinvestment of proceeds. The Established Value Fund experienced increased trading activity during the year in order to reposition the portfolio in the midst of a changed economic outlook. The managers took the opportunity to reduce positions that had experienced meaningful appreciation during the period. Additionally, in order to reduce the potential capital gain distribution, the Fund eliminated positions to realize taxable losses in some situations. Small Company Opportunity Fund experienced increased changes to the portfolio during the period as a result of rapid and dramatic change in the corporate earnings outlook. Increased trading activity also resulted from the changes made to the benchamrk as numerous issues from the portfolio had appreciated to the level that they were no longer included in the Russell 2000 Index. These changes were necessary in order to maintain style and asset class consistency.

The portfolio turnover rates for each of the Funds listed below were as follows for the two fiscal years ended October 31, 2001.



--------------------------------------------------------------------------------
                        2001      2000                        2001      2000
--------------------------------------------------------------------------------
Balanced                116%      140%    Nasdaq-100 Index(R)  39%        1%
--------------------------------------------------------------------------------
Convertible              72%       95%    National Muni       472%      270%
                                          Bond
--------------------------------------------------------------------------------
Diversified Stock        88%       94%    New York             45%       26%
                                          Municipal Bond
--------------------------------------------------------------------------------
Established Value        58%       28%    Ohio Municipal       96%       69%
                                          Bond
--------------------------------------------------------------------------------
Fund for Income          20%       25%    Real Estate          75%       73%
--------------------------------------------------------------------------------
Growth                   50%       34%    Small Co.            58%       28%
                                          Opportunity
--------------------------------------------------------------------------------
Intermediate Income     278%      278%    Special Value        89%       65%
--------------------------------------------------------------------------------
International Growth    124%       91%    Stock Index          10%       11%
--------------------------------------------------------------------------------
LifeChoice               36%       56%    Value                51%       34%
Conservative
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        2001      2000                        2001      2000
--------------------------------------------------------------------------------
LifeChoice Growth        39%       62%
--------------------------------------------------------------------------------
LifeChoice Moderate      43%       48%
--------------------------------------------------------------------------------



Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


Administrator


BISYS Fund Services, Inc. (the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated October 1, 1999 (the
"Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Adviser under their respective agreements), subject to the supervision of the Trustees.


For the services rendered to the Funds and related expenses borne by the Administrator, each Fund pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on each Fund's average daily net assets: 0.15% for portfolio assets of $300 million and less, 0.12% for the next $300 million through $600 million of portfolio assets, and 0.10% for portfolio assets greater than $600 million. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive two-year terms thereafter, provided that such continuance is ratified by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The following table reflects the aggregate administration fees earned after fee reductions by the Administrator in connection with the sale of shares of each Fund for the last three fiscal years ended October 31.


------------------------------------------------------------------------------------
                           2001                 2000                  1999
------------------------------------------------------------------------------------
                   Fees       Fee        Fees       Fee        Fees      Fee
                     Paid     Reductions   Paid     Reductions   Paid    Reductions
------------------------------------------------------------------------------------
Balanced           $348,149   $237,704   $591,184         $0   $628,622        $0
------------------------------------------------------------------------------------
Convertible         135,852          0    126,900          0   139,306          0
------------------------------------------------------------------------------------
Diversified Stock  1,402,927    37,532   1,305,473    71,020   1,342,629        0
------------------------------------------------------------------------------------
Established Value   301,826    261,466    225,149     370,799  217,967    172,809
------------------------------------------------------------------------------------
Federal Money       815,142    753,444    730,347     696,880  611,922    618,007
  Market
------------------------------------------------------------------------------------


                                     102

------------------------------------------------------------------------------------
                           2001                 2000                  1999
------------------------------------------------------------------------------------
                   Fees       Fee        Fees       Fee        Fees      Fee
                     Paid     Reductions   Paid     Reductions   Paid    Reductions
------------------------------------------------------------------------------------

Financial Reserves  941,986          0    980,673          0   1,048,129        0
------------------------------------------------------------------------------------
Fund for Income     277,616    206,457    128,011     231,561   70,556    135,575
------------------------------------------------------------------------------------
Gradison Gov't     1,711,115   980,325   1,156,071  1,218,842  841,000    498,000
  Res.
------------------------------------------------------------------------------------
Growth              648,426          0    609,112          0   514,406          0
------------------------------------------------------------------------------------
Inst. Money Mkt    2,441,790  1,492,152  2,278,284  1,728,923  1,279,335 1,063,780
------------------------------------------------------------------------------------
Intermediate Inc.   312,758          0    299,699          0   364,835          0
------------------------------------------------------------------------------------
Int'l Growth        196,012          0    313,746          0   236,458          0
------------------------------------------------------------------------------------
LifeChoice Cons.     12,001          0     12,034          0    12,001          0
------------------------------------------------------------------------------------
LifeChoice Growth    12,001          0     12,034          0    12,001          0
------------------------------------------------------------------------------------
LifeChoice           12,001          0     12,034          0    12,001          0
  Moderate
------------------------------------------------------------------------------------
Nasdaq-100 Index(R)       0     18,877          0      1,616         0          0
------------------------------------------------------------------------------------
National Muni Bond   76,462          0     55,710          0    71,493          0
------------------------------------------------------------------------------------
New York             10,177     15,267      9,466      14,199   11,349     17,023
  Municipal Bond
------------------------------------------------------------------------------------
Ohio Municipal      270,587          0    266,427          0   229,950          0
  Bond
------------------------------------------------------------------------------------
Ohio Muni Money    1,149,452         0   1,179,783         0   1,204,892        0
  Mkt
------------------------------------------------------------------------------------
Prime Obligations  3,044,852         0   2,517,100         0   1,937,569        0
------------------------------------------------------------------------------------
Real Estate Inv.     23,963          0     21,598          0    23,723          0
------------------------------------------------------------------------------------
Small Co. Opp'ty     69,039    124,891     67,320     121,778   57,100    103,295
------------------------------------------------------------------------------------
Special Value       324,567          0    309,309          0   422,304          0
------------------------------------------------------------------------------------
Stock Index               0    926,961          0   1,120,552    1,327    990,722
------------------------------------------------------------------------------------
Tax-Free Money Mkt  953,600          0    932,153          0   900,367          0
------------------------------------------------------------------------------------
Value               717,430          0    767,655          0   794,321          0
------------------------------------------------------------------------------------


Sub-Administrator

The Adviser serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated October 1, 1997 (the "Sub-Administration Agreement"). As sub-administrator, the Adviser assists the Administrator in all aspects of the operations of the Trust, except those performed by the Adviser under its Investment Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays the Adviser a fee, with respect to each Fund, calculated at the annual rate of up to five one-hundredths of one percent (0.05%) of such Fund's average daily net assets. Except as otherwise provided in the Administration Agreement, the Adviser shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, unless written notice not to renew is given by the non-renewing party.

Under  the   Sub-Administration   Agreement,   the  Adviser's  duties  include
maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assist in
mailing   and
filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings, and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor


BISYS Fund Services Limited Partnership (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 2001.


-----------------------------------------------------------------------------
                        2001                2000                1999
-----------------------------------------------------------------------------
                 UnderwritiAmount    UnderwritiAmount   UnderwritinAmount
                 CommissionRetained  CommissionRetained CommissionsRetained
-----------------------------------------------------------------------------
Balanced         $13,275    $1,790   $43,198   $28,701  $305,269   $192,988
-----------------------------------------------------------------------------
Convertible      28,969      3,979     5,813      855    29,522          0
-----------------------------------------------------------------------------
Diversified      334,187    41,537   233,638   71,705   1,105,926  660,339
  Stock
-----------------------------------------------------------------------------
Fund for Income   1,315        181     1,267      457    20,060          0
-----------------------------------------------------------------------------
Growth           17,302      2,389    39,386    5,908   211,016          0
-----------------------------------------------------------------------------
Intermediate      1,749        268     7,332    1,084    18,376          0
  Income
-----------------------------------------------------------------------------
International    122,693    18,887    21,770    9,844    12,434      8,430
  Growth
-----------------------------------------------------------------------------
Nasdaq-100       44,119      5,766     7,341    1,002         0          0
Index(R)
-----------------------------------------------------------------------------
National Muni    38,830      8,784     4,868    1,405    42,241     23,673
  Bond
-----------------------------------------------------------------------------
New York          4,889      1,247     8,409    3,051    38,993     24,397
  Municipal
  Bond
-----------------------------------------------------------------------------
Ohio Municipal   25,536      6,577     8,691    1,637    42,050          0
  Bond
-----------------------------------------------------------------------------
Real Estate       4,997        688     5,695      819     6,946          0
-----------------------------------------------------------------------------
Small Co. Opp'ty  2,465        342     3,802      526     6,334          0
-----------------------------------------------------------------------------
Special Value     3,183        445     2,488      496    21,072      7,437
-----------------------------------------------------------------------------
Stock Index      47,662      4,138    68,666   10,329   198,404          0
-----------------------------------------------------------------------------
Value            11,949      1,622    32,805    4,589    89,154          0
-----------------------------------------------------------------------------

The following table reflects miscellaneous service fees paid to an affiliate by Gradison Government Income Fund, Gradison Established Value Fund and Gradison Opportunity Value Fund, predecessor funds (prior to March 5, 1999) to the Victory Fund for Income, Victory Established Value Fund and Victory Small Company Opportunity Fund, respectively.


-------------------------------------------------------------------------------
                                    Expense           Fiscal Year      1999
                                                         Ended
-------------------------------------------------------------------------------
Gradison Government Income  Data processing         December 31          N/A
Fund                        services
-------------------------------------------------------------------------------
Gradison Government Income  Shareholder servicing   December 31          N/A
Fund                        personnel costs
-------------------------------------------------------------------------------
Gradison Established Value  Transfer agent and      March 31         $418,827
Fund                        accounting services
-------------------------------------------------------------------------------
Gradison Opportunity Value  Transfer agent and      March 31         $195,530
Fund                        accounting services
-------------------------------------------------------------------------------



Transfer Agent

BISYS Fund Services Ohio, Inc. ("BISYS") serves as transfer agent for the Funds pursuant to a transfer agency agreement dated January 1, 2001. Under its agreement with the Funds, BISYS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties;
(4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Trustees concerning the Fund's operations. Boston Financial Data Services, Inc. serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Sub-Transfer Agency and Service Agreement dated January 1, 2001.


Shareholder Servicing Plan

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and the Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

Distribution and Service Plan


Class A Shares Rule 12b-1 Plan. The Trust has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1") on behalf of the following: Class A shares of the Balanced, Convertible, Diversified Stock, Established Value, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International Growth, LifeChoice, National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Real Estate, Small Company Opportunity, Special Value and Value Funds; the Class A and Class G shares of the Nasdaq-100 Index(R) and Stock Index Funds; and the Investor and Select shares of the Federal Money Market and Institutional Money Market Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Trustees have adopted the Plan to allow the Adviser, any Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to the Plan. Under the Plan, if a payment to the Advisers or a Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of their shares, such payment is authorized by the Plan.


The Plan specifically recognizes that the Adviser, any Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, a Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.


The Plan has been approved by the Trustees. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, a Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

Class C and Class G Shares Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Distribution and Service Plan, pursuant to which Class C shares of each of the Fund for Income, Real Estate Fund, Diversified Stock Fund and Nasdaq-100 Index(R) Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Funds' transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund's transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as, office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the contingent deferred sales charge received by the Distributor.

Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. will be used to finance activities primarily intended to result in the sale of Class C shares.

The Trust has also adopted a Class G share Rule 12b-1 Distribution and Service Plan, pursuant to which Class G shares of each of the Balanced, Convertible, Diversified Stock, Established Value, Growth, International Growth, Real Estate, Small Company Opportunity, Special Value and Value Funds pay the Distributor a distribution and service fee of up to 0.50%. In addition, Class G shares of each of the Fund for Income, Intermediate Income, National Municipal Bond, New York Municipal Bond, and Ohio Municipal Bond Funds pay the Distributor a distribution and service fee of up to 0.25%. The Class G shares of Gradison Government Reserves Fund pay no distribution and service fee under the Plan.Under the Class G share Rule 12b-1 Distribution and Service Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund's prospectus, statement of additional information and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund's Class G shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class G shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. The amount of the Rule 12b-1 fees payable by any Fund under either Rule 12b-1 Plan is not related directly to expenses incurred by the Distributor and the Plans does not obligate the Funds to reimburse the Distributor for such expenses. The fees set forth in the Rule 12b-1 Plan will be paid by each such Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Rule 12b-1 Plans specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class C and Class G shares of these Funds. In addition, the Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds' Class C and Class G shares, or to third parties, including banks, that render shareholder support services.

The Rule 12b-1 Plan was approved by the Trustees, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Rule 12b-1 Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their Class C and Class G shareholders. To the extent that the Rule 12b-1 Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class G shares of the Funds, additional sales of these shares may result. Additionally, certain support services covered under the Plan may be provided more effectively under the Rule 12b-1 Plan by local entities with whom shareholders have other relationships or by the shareholder's broker. The following table reflects the payment of Rule 12b-1 fees to the Distributor pursuant to the Rule 12b-1 Plan during the fiscal year ended October 31, 2001. Sales of Class C shares began after February 28, 2002.



-----------------------------------------------------------------------
                                                  2001
-----------------------------------------------------------------------
Fund -- Class G Shares               Distribution      Service Fees
                                         Fees
-----------------------------------------------------------------------
Balanced                                 $4,333              $4,333
-----------------------------------------------------------------------
Convertible                                   0               5,785
-----------------------------------------------------------------------
Diversified Stock                       349,474             349,474
-----------------------------------------------------------------------
Established Value                       850,081             850,081
-----------------------------------------------------------------------
Fund for Income                               0             442,209
-----------------------------------------------------------------------
Gradison Government Reserves          2,260,889              50,875
-----------------------------------------------------------------------
Growth                                   20,522              20,522
-----------------------------------------------------------------------
Intermediate Income                       1,685               1,685
-----------------------------------------------------------------------
International Growth                     72,474              72,474
-----------------------------------------------------------------------
Nasdaq-100 Index(R)                           0                   0
-----------------------------------------------------------------------
National Muni Bond                            0              12,262
-----------------------------------------------------------------------
New York Municipal Bond                       0               7,570
-----------------------------------------------------------------------
Ohio Municipal Bond                           0             277,938
-----------------------------------------------------------------------
Real Estate                                 733                 733
-----------------------------------------------------------------------
Small Company Opportunity               229,605             229,605
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                  2001
-----------------------------------------------------------------------
Fund -- Class G Shares               Distribution      Service Fees
                                         Fees
-----------------------------------------------------------------------
Special Value                               833                 833
-----------------------------------------------------------------------
Stock Index                              34,368              34,368
-----------------------------------------------------------------------
Value                                    11,274              11,274
-----------------------------------------------------------------------


Fund Accountant

BISYS Fund Services Ohio, Inc. serves as Fund Accountant for the all of the Funds pursuant to a fund accounting agreement with the Trust dated June 1, 1999. The Fund Accountant calculates each Fund's NAV, the dividend and capital gain distribution, if any, and the yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. With respect to each Fund other than the LifeChoice Funds, the Fund Accountant is entitled to receive annual fees of 0.03% of the first $100 million of each Fund's daily average net assets, 0.02% of the next $100 million of its daily average net assets, and 0.01% of the next $300 million and 0.005% of daily average net assets over $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable Fund, $2,917 per tax-free Fund and $3,333 per international Fund. With respect to the LifeChoice Funds, the Fund
Accountant is entitled to receive annual fees of 0.02% of the first $100 million of a LifeChoice Fund's average daily net assets and 0.01% of assets over $100 million. Annual fund accounting fees for the LifeChoice Funds are subject to a minimum monthly assets charge of $1,666.66 per LifeChoice Fund. With respect to each Fund (including the LifeChoice Funds), the charges described above do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.

For the last three fiscal years ended October 31, the Fund Accountant earned the following fund accounting fees:


------------------------------------------------------------------------------
                                        2001          2000          1999
------------------------------------------------------------------------------
Balanced                              $157,230      $153,677      $156,195
------------------------------------------------------------------------------
Convertible                             61,656        49,942        44,702
------------------------------------------------------------------------------
Diversified Stock                      152,152       145,531       158,881
------------------------------------------------------------------------------
Established Value                       90,564        81,558        92,727
------------------------------------------------------------------------------
Federal Money Market                   128,435       125,281       104,540
------------------------------------------------------------------------------
Financial Reserves                     101,358       108,622       105,892
------------------------------------------------------------------------------
Fund for Income                        129,040        90,489        53,728
------------------------------------------------------------------------------
Gradison Government Reserves           128,073       125,644       137,587
------------------------------------------------------------------------------
Growth                                  96,737        93,305        78,057
------------------------------------------------------------------------------
Institutional Money Market             144,995       146,368       120,329
------------------------------------------------------------------------------
Intermediate Income                     88,830        86,263        98,898
------------------------------------------------------------------------------
International Growth                    93,036        90,041        77,447
------------------------------------------------------------------------------
LifeChoice Conservative Investor        33,243        40,254        42,259
------------------------------------------------------------------------------
LifeChoice Growth Investor              31,887        38,363        38,219
------------------------------------------------------------------------------
LifeChoice Moderate Investor            32,614        40,646        42,209
------------------------------------------------------------------------------
Nasdaq-100 Index(R)                     61,048        10,254           N/A
------------------------------------------------------------------------------
National Municipal Bond                 58,861        57,379        57,954
------------------------------------------------------------------------------
New York Municipal Bond                 51,567        52,117        51,138
------------------------------------------------------------------------------
Ohio Municipal Bond                     86,460        83,673        74,043
------------------------------------------------------------------------------
Ohio Municipal Money Market            117,339       116,763       104,079
------------------------------------------------------------------------------
Prime Obligations                      142,750       141,998       112,910
------------------------------------------------------------------------------
Real Estate                             45,848        41,265        35,204
------------------------------------------------------------------------------
Small Company Opportunity               56,702        53,161        73,426
------------------------------------------------------------------------------
Special Value                           78,273        77,067        81,552
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                        2001          2000          1999
------------------------------------------------------------------------------
Stock Index                            202,401       173,358       156,204
------------------------------------------------------------------------------
Tax-Free Money Market                  106,364       103,914        97,408
------------------------------------------------------------------------------
Value                                  101,998       100,180        96,760
------------------------------------------------------------------------------



Custodian

General. Cash and securities owned by each of the Funds are held by KeyBank National Association ("KeyBank") as custodian pursuant to a Custodian Agreement dated July 2, 2001. Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Trust's operations. KeyBank may, with the approval of a Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement. Cash and securities owned by the Funds are also held by The Bank of New York ("BNY") as sub-custodian, and certain foreign sub-custodians, pursuant to a Global Custody Agreement dated October 14, 1999, as amended April 1, 2001.

Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund's board of directors to delegate to a "Foreign Custody Manager" the selection and monitoring of foreign sub-custodian arrangements for the Trust's assets. Accordingly, the Trustees delegated these responsibilities to BNY pursuant to a Foreign Custody Manager Agreement dated July 1, 2001. As Foreign Custody Manager, BNY must (a) determine that Trust assets held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust's foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, BNY will not evaluate a particular country's investment risks, such as (a) the use of compulsory depositories, (b) such country's financial infrastructure,
(c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. BNY will provide to the Trust quarterly written reports regarding the Trust's foreign custody arrangements.


Independent Accountants

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's auditors.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

Additional Information

Description of Shares

The Trust is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust currently has six series of shares, which represent interests in the Funds and their respective classes listed below (described in separate Statements of Additional Information) in addition to those listed on the first page of this SAI. These Funds are not currently in operation.

     1.   Equity Income Fund, Class A Shares
     2.   Maine Municipal Bond Fund (Intermediate), Class A Shares
     3.   Maine Municipal Bond Fund (Short-Intermediate), Class A Shares
     4.   Michigan Municipal Bond Fund, Class A Shares
     5.   National Municipal Bond Fund (Long), Class A Shares
     6.   National Municipal Bond Fund (Short-Intermediate), Class A Shares

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Additional Information about the Nasdaq-100 Index(R) Fund

The Nasdaq-100 Index(R) Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. ("Nasdaq" and, with its affiliates, the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Trust is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.


THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE NASDAQ-100 INDEX(R) FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL,

INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


Principal Holders of Securities


The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of 5% or more of the outstanding shares of each class of the Funds' equity securities as of January 31, 2002, and the percentage of the outstanding shares held by such holders are set forth in the table below.



-------------------------------------------------------------------------------
                                                         Percent    Percent
      Victory Fund          Name and Address of Owner      Owned      Owned
                                                         of Record  Beneficially
-------------------------------------------------------------------------------
Balanced Fund             SNBOC and Company                95.24%
Class A                   4900 Tiedeman Roadd
                          Cleveland, OH  44144
-------------------------------------------------------------------------------
Balanced Fund             Anesthesia Assoc. of             5.07%      5.07%
Class G                   Cincinnati, Inc.
                          200 Northland Blvd.
                          Cincinnati, OH 45246
-------------------------------------------------------------------------------
Convertible               Charles Schwab & Co.             33.68%
Fund                      FOB Customers
Class A                   101 Montgomery Street
                          San Francisco, CA  94104
-------------------------------------------------------------------------------
                          SBNOC and Company                46.67%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Convertible               Annie Del Negro                  5.36%      5.36%
Fund                      Luca A. Del Negro JTTEN
Class G                   106A Overlook Pass
                          Clifton Park, NY  12065
-------------------------------------------------------------------------------
Diversified Stock Fund    SNBOC and Company                62.48%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Established Value Fund    SNBOC and Company                91.61%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Federal Money Market Fund SNBOC and Company                75.95%
Investor Class            4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                16.73%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Federal Money Market Fund SNBOC and Company                95.18%
Select Class              4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Financial Reserves Fund   SNBOC and Company                8.07%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                90.47%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Fund for Income           SNBOC and Company                86.89%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                         Percent    Percent
      Victory Fund          Name and Address of Owner      Owned      Owned
                                                         of Record  Beneficially
-------------------------------------------------------------------------------
Gradison Government       McDonald & Co. Securities        55.95%
Reserves Fund - Class G   The Exclusive Benefit of
                          Clients
                          580 Walnut Street
                          Cincinnati, OH  45202-3110
-------------------------------------------------------------------------------
                          SNBOC and Company                7.87%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                13.06%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                16.49%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Gradison Government       SNBOC and Company                99.21%
Reserves Fund - Trust     4900 Tiedeman Road
Class                     Brooklyn, OH  44144
-------------------------------------------------------------------------------
Growth Fund               SNBOC and Company                64.77%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          Deloitte & Touche 401K Plan      20.10%
                          Chase Manhattan Bank
                          Attn: Dan Litt, 4 New York
                          Plaza Fl 2
                          New York, NY  10004-2413
-------------------------------------------------------------------------------
                          Deloitte & Touche Profit         10.26%
                          Sharing Plan
                          Chase Manhattan Bank
                          4 New York Plaza Fl 2
                          New York, NY  10004-2413
-------------------------------------------------------------------------------
Institutional Money       SNBOC and Company                71.05%
Market Fund               4900 Tiedeman Road
Investor Shares           Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                12.96%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          McDonald & Co. Securities        10.19%
                          The Exclusive Benefit of
                          Customers
                          580 Walnut Street
                          Cincinnati, OH  45202-3110
-------------------------------------------------------------------------------
Institutional Money       SNBOC and Company                86.82%
Market Fund               4900 Tiedeman Road
Select Shares             Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          Austin Company                   5.93%
                          6095 Parkland Blvd.
                          Cleveland, OH  44124
-------------------------------------------------------------------------------
Intermediate Income Fund  SNBOC and Company                93.45%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Intermediate Income Fund  RBC Dain Rauscher, Custodian     26.06%     26.06%
Class G                   John C. Hall
                          1259 Ironwood
                          Williamston, MI  48895
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                         Percent    Percent
      Victory Fund          Name and Address of Owner      Owned      Owned
                                                         of Record  Beneficially
-------------------------------------------------------------------------------
                          McDonald Investments Inc. C/F    6.89%      6.89%
                          Denise Signs IRA Rollover
                          34 Fox Trace Lane
                          Hudson, OH  44236
-------------------------------------------------------------------------------
                          Investec Ernst & Company         17.74%     17.74%
                          One Battery Park Plaza
                          New York, NY  10004
-------------------------------------------------------------------------------
International Growth Fund SNBOC and Company                83.61%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
International Growth Fund Werner Kummerle                  6.49%      6.49%
Class G                   Sue Kummerle
                          6890 Marblehead Drive
                          Cincinnati, OH  45243
-------------------------------------------------------------------------------
                          Security Trust Company           5.49%      5.49%
                          Custodial Nomince At Plan 5
                          2390 E Camelback Rd  Ste 240
                          Phoenix, AZ  85016
-------------------------------------------------------------------------------
LifeChoice -              SNBOC and Company                94.30%
Conservative Investor     4900 Tiedeman Road
Class A                   Brooklyn, OH  44144
-------------------------------------------------------------------------------
LifeChoice - Growth       SNBOC and Company                92.17%
Investor                  4900 Tiedeman Road
Class A                   Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          BISYS BD Services Inc            5.17%
                          PO BOX 4054
                          Concord, CA  94524
-------------------------------------------------------------------------------
LifeChoice - Moderate     SNBOC and Company                94.59%
Investor                  4900 Tiedeman Road
Class A                   Brooklyn, OH  44144
-------------------------------------------------------------------------------
NASDAQ 100 Index (R) Fund SNBOC and Company                82.13%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
NASDAQ 100 Index (R) Fund Werner Kummerle                  5.53%      5.53%
Class G                   Sue Kummerle
                          6890 Marbelhead Drive
                          Cincinnati, OH 45243
-------------------------------------------------------------------------------
National Municipal Bond   SNBOC and Company                28.95%
Fund                      4900 Tiedeman Road
Class A                   Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          Charles Schwab & Co              11.67%
                          Customers
                          101 Montgomery Street
                          San Francisco,  CA  94104
-------------------------------------------------------------------------------
                          Merrill Lynch Pierce Fenner &    5.05%
                          Smith
                          4800 E Deer Lake Dr  3rd Floor
                          Jacksonville, FL  32246
-------------------------------------------------------------------------------
National Municipal Bond   Kendall D. Phills                10.97%     10.97%
Fund                      aka: Kendall W Phills TTE
Class G                   Bobby R Phills 1999 Marital
                          Trust
                          15704 Ardrey Stead Court
                          Charlotte, NC  28277
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                         Percent    Percent
      Victory Fund          Name and Address of Owner      Owned      Owned
                                                         of Record  Beneficially
-------------------------------------------------------------------------------
                          Hallie M. Krider                 10.93%     10.93%
                          PO Box 152
                          Jamestown, RI  02835
-------------------------------------------------------------------------------
                          John Cancelarich                 8.35%      8.35%
                          294 Conant Road
                          Presque Isle, ME  04769
-------------------------------------------------------------------------------
                          Kirkland Revocable Living        5.53%      5.53%
                          Trust
                          Jane Kirkland TTE
                          Geneva Kirkland TTE
                          2802 Ocean Beach Highway
                          Longview, WA  98632
-------------------------------------------------------------------------------
                          Eaton M. Scripps                 7.41%      7.41%
                          c/o Donald E. Meihaus
                          PO Box 5380
                          Cincinnati, OH  45201
-------------------------------------------------------------------------------
New York Municipal Bond   SNBOC and Company                36.96%
Fund Class A              4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
New York Municipal Bond   Esther Babitz                    7.65%      7.65%
Fund Class G              5800 Arlington Avenue
                          New York, NY  10471
-------------------------------------------------------------------------------
                          Grosso Material Inc              10.25%     10.25%
                          90 Collabar Road
                          Montgomery, NY  12549
-------------------------------------------------------------------------------
                          Robert E. Lorenzen               5.56%      5.56%
                          40 Lorenzen Lane
                          Wallkill, NY  12589
-------------------------------------------------------------------------------
                          Thomas Szasz Revocable Trust     5.23%      5.23%
                          Thomas Szasz, TTE
                          4739 Limberlost Lane
                          Manlius, NY  13104
-------------------------------------------------------------------------------
                          David B. Wightman &              5.83%      5.83%
                          Priscilla Wightman JT TEN
                          6363 State Highway 7
                          Maryland, NY  12116
-------------------------------------------------------------------------------
Ohio Municipal Bond Fund  SNBOC and Company                83.21%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Ohio Municipal Bond Fund  David M Schneider                8.17%      8.17%
Class G                   7100 South Lane
                          Waite Hill, OH  44094
-------------------------------------------------------------------------------
Ohio Municipal MMKT Fund  SNBOC and Company                14.09%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          McDonald & Co. Securities        32.33%
                          The Exclusive Benefit of
                          Clients
                          580 Walnut Street
                          Cincinnati, OH  45202
-------------------------------------------------------------------------------
                          SNBOC and Company                42.79%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                         Percent    Percent
      Victory Fund          Name and Address of Owner      Owned      Owned
                                                         of Record  Beneficially
-------------------------------------------------------------------------------
                          SNBOC and Company                6.43%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Prime Obligations Fund    SNBOC and Company                46.15%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                33.43%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          McDonald & Co. Securities        14.66%
                          The Exclusive Benefit of
                          Customers
                          580 Walnut Street
                          Cincinnati, OH  45202
-------------------------------------------------------------------------------
Real Estate               SNBOC and Company                79.72%
Fund                      4900 Tiedeman Road
Class A                   Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          Marlene Hess                     7.27%
                          770 Park Avenue
                          New York, NY  10021
-------------------------------------------------------------------------------
Real Estate               Werner Kummerle JT TEN           23.00%     23.00%
Fund                      6890 Marblehead Dr
Class G                   Cincinnati, OH  45243
-------------------------------------------------------------------------------
                          John Eyman Maier                 7.46%      7.46%
                          7483 Muchmore Close
                          Cincinnati, OH  45243
-------------------------------------------------------------------------------
Small Company             SNBOC and Company                91.03%
Opportunity Fund          4900 Tiedeman Road
Class A                   Brooklyn, OH  44144
-------------------------------------------------------------------------------
Special Value Fund        SNBOC and Company                96.47%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Special Value Fund        Lighthouse Youth Services Inc    8.64%      8.64%
Class G                   Pension Plan Fund
                          1501 Madison Road
                          Cincinnati, OH  45206
-------------------------------------------------------------------------------
                          Rex Molder TTEE                  10.00%     10.00%
                          Rex Molder Electing SM BUS TR
                          7260 Ashburton Circle NW
                          North Canton, OH  44720
-------------------------------------------------------------------------------
                          Kent C Fox SEP IRA               6.28%      6.28%
                          1906 Greentree Road
                          Lebanon, OH  45036
-------------------------------------------------------------------------------
Stock Index Fund          SNBOC and Company                95.30%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Tax-Free MMKT Fund        McDonald & Co. Securities        33.71%
                          The Exclusive Benefit of
                          Clients
                          580 Walnut Street
                          Cincinnati, OH  45202-3110
-------------------------------------------------------------------------------
                          SNBOC and Company                18.59%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                40.98%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                5.85%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
Value Fund                SNBOC and Company                92.69%
Class A                   4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
New York Daily Tax-Free   McDonald & Co. Securities        6.11%
Income                    The Exclusive Benefit of
Class A                   Customers
                          580 Walnut Street
-------------------------------------------------------------------------------
                          SNBOC and Company                31.85%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                12.83%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------
                          SNBOC and Company                47.34%
                          4900 Tiedeman Road
                          Brooklyn, OH  44144
-------------------------------------------------------------------------------



Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual Fund or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon.


There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust
Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements


The audited financial statements of the Trust, with respect to all the Funds, for the fiscal period or year ended October 31, 2001 are incorporated by reference herein.


Miscellaneous

As used in the Prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular Fund of the Trust will be the relative NAV of each respective Fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the Prospectuses and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of
(a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision  by the  SEC of the  management  or  policies  of the  Trust.  The
Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

Appendix

Description of Security Ratings

The NRSROs that may be utilized by the Adviser or the Sub-Advisers with regard to portfolio investments for the Funds include Moody's, S&P, Thomson Financial BankWatch ("Thomson") and Fitch IBCA, Duff & Phelps ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser or a Sub-Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Moody's


Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category. For example a rating of A-3 is considered to be within the A rating and a Fund which has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.


Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

      Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit). The following describes Moody's three highest short-term debt ratings.

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.
-    High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Short-Term   Loan/Municipal   Note  Ratings.   The  following  describes
Moody's two highest short-term loan/municipal note ratings.

MIG-1/VMIG-1.   This  designation  denotes  best  quality.  There  is  present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P


      Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification. For example a rating of A- is considered to be within the A rating and a Fund which has a policy of investing in securities with ratings of A or above may invest in A-1 rated securities.


AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit). The following describes S&P's three highest short-term debt ratings.

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely  payment  on  issues  with  this  designation  is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      Short-Term Loan/Municipal Note Ratings. The following describes S&P's two highest municipal note ratings.

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

Thomson Short-Term Debt Ratings

Thomson ("TBW") Short-Term ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. These Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, Thomson does not suggest specific investment criteria for individual clients.

TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. These Ratings apply only to unsecured instruments that have a maturity of one year or less. TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Fitch Credit Ratings

      Long-Term Debt -- Investment Grade

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Long-Term Debt -- Speculative Grade

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      Short-Term Debt

F1. Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B.   Speculative.   Minimal   capacity   for  timely   payment  of   financial
commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default.  Denotes actual or imminent payment default.

Notes for Fitch Ratings:


"+" or "--" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC" or to short-term ratings other than "F1." For example a rating of A- is considered to be within the A rating and a Fund which has a policy of investing in securities with ratings of A or above may invest in A- rated securities.


"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                            Registration Statement
                                      of
                            THE VICTORY PORTFOLIOS
                                      on
                                  Form N-1A

PART C.     OTHER INFORMATION

Item 23.

           Exhibits:
(a)(1)     Certificate of Trust. (1)

(a)(2)(a) Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000. (2)

(a)(2)(b)  Schedule A to Trust Instrument, as amended February 26, 2002.

(b)        Bylaws, Amended and Restated as of August 28, 1998.(3)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a) Investment Advisory Agreement dated as of March 1, 1997 between Registrant and Key Asset Management Inc. ("KAM").(4)

(d)(1)(b) Schedule A to Investment Advisory Agreement dated as of March 1, 1997, as amended February 26, 2002.

(d)(1)(c)  Addendum to Investment Advisory Agreement dated May 23, 2001.

(d)(2)(a) Investment Advisory Agreement dated March 1, 1997 between Registrant and KAM. (5)

(d)(2)(b) Schedule A to the Investment Advisory Agreement between Registrant and KAM regarding the Established Value Fund, Gradison Government Reserves Fund, Nasdaq-100 Index Fund and Real Estate Fund, and as amended February 26, 2002.

(d)(2)(c)  Addendum to Investment Advisory Agreement dated May 23, 2001.

(d)(3)(a) Investment Advisory Agreement dated June 1, 1998 between Registrant and KAM. (3)

(d)(3)(b)  Addendum to Investment Advisory Agreement dated May 23, 2001.

---------------
(1) Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

(2) Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3) Filed as an Exhibit to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed electronically on November 19, 1998, accession number 0000922423-98-001323.

(4) Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

(5) Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.

(6) Filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on June 12, 1998, accession number 0000922423-98-000602.

(d)(4) Portfolio Management Agreement dated June 1, 1998 between Registrant, KAM and Indocam International Investment Services, S.A. regarding the International Growth Fund.(6)

(e)(1)(a) Distribution Agreement dated June 1, 1996 between Registrant and BISYS Fund Services Limited Partnership (together with its subsidiaries, "BISYS"). (4)

(e)(1)(b)  Schedule I to the Distribution Agreement, as amended February 26,
           2002.

(f)        None.

(g)(1)(a) Amended and Restated Mutual Fund Custody Agreement dated July 2, 2001 between Registrant and Keybank National Association.

(g)(1)(b) Attachment A to the Mutual Fund Custody Agreement, as amended February 26, 2002.

(g)(2) Global Custody Agreement dated October 14, 1999 between The Bank of New York and Key Trust Company of Ohio.(2)

(g)(3)     Amendment to Global Custody Agreement dated April 1, 2001.

(g)(4) Foreign Custody Manager Agreement dated July 2, 2001 between The Bank of New York and Registrant.

(h)(1)     Form of Broker-Dealer Agreement. (7)

(h)(2)(a) Administration Agreement dated October 1, 1999 between Registrant and BISYS. (8)

(h)(2)(b) Schedule I to the Administration Agreement, as revised February 26, 2002.

(h)(3)(a) Sub-Administration Agreement dated October 1, 1999 between BISYS and KAM. (8)

(h)(3)(b) Schedule A to the Sub-Administration Agreement, as revised February 26, 2002.

(h)(4) Transfer Agency and Service Agreement dated January 2, 2001 between Registrant and BISYS Fund Services, Ohio Inc. (9)

(h)(5)(a) Fund Accounting Agreement dated June 1, 1999 between Registrant and BISYS. (10)

(h)(5)(b) Schedule A to the Fund Accounting Agreement, as revised February 26, 2002.

(h)(6) Purchase Agreement is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(h)(7) Expense Limitation Agreement dated February 6, 2001 between the Registrant and Key Asset Management Inc. (9)

---------------
(7) Filed as an Exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed electronically on January 31, 1996, accession number 0000922423-96-000047.

(8) Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A filed electronically on October 15, 1999, accession number 0000922423-99-001196.

(9) Filed as an Exhibit to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A filed electronically on February 23, 2001, accession number 0000922423-00-000239.

(10) Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A filed electronically on June 17, 1999, accession number 0000922423-99-000795.

(h)(7)     Schedule A to Expense Limitation Agreement, as revised February 26,
           2002.

(i)(1)     Opinion of Kramer Levin Naftalis & Frankel LLP regarding all funds.

(i)(2)     Consent of Kramer Levin Naftalis & Frankel LLP.

(j)        Consent of PricewaterhouseCoopers LLP.

(k)        Not applicable.

(l)(1) Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 13, 1986.

(l)(2) Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(m)(1)(a)  Distribution and Service Plan dated June 5, 1995. (4)

(m)(1)(b) Schedule I to the Distribution and Service Plan dated June 5, 1995, revised as of December 12, 2000. (9)

(m)(2)(a) Distribution and Service Plan dated June 5, 1995 for B Shares of Registrant. (9)

(m)(2)(b) Schedule I to the Distribution and Service Plan dated June 5, 1995 for B Shares, revised as of December 12, 2000. (9)

(m)(3)(a) Distribution and Service Plan dated March 27, 2000 for certain Funds. (2)

(m)(3)(b) Schedule I to the Distribution and Service Plan dated March 27, 2000, revised as of December 12, 2000. (8)

(m)(4)(a) Distribution and Service Plan dated December 11, 1998 for Class G Shares of Registrant.(11)

(m)(4)(b) Schedule I to Distribution and Service Plan for Class G Shares, revised as of May 23, 2001. (12)

(m)(5)(a) Distribution and Service Plan dated February 26, 2002 for Class C Shares of Registrant.

(m)(5)(b) Schedule I to Distribution and Service Plan for Class C Shares, as revised February 26, 2002.

(m)(5)(c)  Form of Broker-Dealer Agreement to C. Class Shares.

(m)(6)(a)  Shareholder Servicing Plan dated June 5, 1995. (4)

(m)(6)(b) Schedule I to the Shareholder Servicing Plan, revised as of February 26, 2002.

(m)(6)(c)  Form of Shareholder Servicing Agreement. (1)

(m)(6)(d) Form of Shareholder Servicing Agreement for non-financial services firms.

(n) Amended and Restated Rule 18f-3 Multi-Class Plan, as amended February 26, 2002.

(p)(1)     Code of Ethics of Registrant. (9)

---------------
(11) Filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed electronically on January 26, 1999, accession number 0000922423-99-000059.

(12) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-14 filed electronically on December 14, 2001, accession number 0000922423-01-501153.

(p)(2) Code of Ethics of Victory Capital Management Inc. (formerly Key Asset Management).

(p)(3)     Code of Ethics of BISYS.(2)

           Powers of Attorney of Harry Gazelle, Frankie D. Hughes, Thomas F. Morrissey, Eugene J. McDonald, Donald E. Weston and Leigh A. Wilson.
           (2)

Item 24.    Persons Controlled by or Under Common Control with Registrant.

            None.

Item 25.    Indemnification

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)   Subject to the exceptions and limitations contained in Subsection
10.02(b):

        (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

        (ii)the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)   No indemnification shall be provided hereunder to a Covered Person:

        (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

        (ii)in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this
Section 10.02."

Indemnification of the Fund's principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto,
Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto, Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

Victory Capital Management, Inc. (formerly Key Asset Management Inc.) (the "Adviser) is the investment adviser to each Fund of The Victory Portfolios. The Adviser is a wholly-owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $81 billion as of December 31, 2000. KeyCorp is a leading financial institution doing business in 14 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, mortgage and leasing companies. The Adviser and its affiliates have over $72 billion in assets under management, and provide a full range of investment management services to personal and corporate clients.

Credit Agricole Asset Management ("CAAM") serves as the sub-adviser to the International Growth Fund. CAAM and its advisory affiliates are the global asset management component of the Credit Agricole banking and financial services group. CAAM is a registered investment adviser with the SEC and also serves as the investment adviser to the France Growth Fund and as sub-adviser for the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund. CAAM has affiliates that are engaged in the brokerage business. The principal office of CAAM is 90 Blvd. Pasteur, 75730, Paris, CEDEX, 15 -- France.

To the knowledge of Registrant, none of the directors or officers of the Adviser or CAAM, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Directors:
William G. Spears   o     Senior Managing Director, Director and Chairman.
Richard J. Buoncore o     Senior Managing Director, President and Chief
                          Executive Officer.
Bradley E. Turner   o     Senior Managing Director and Chief Operating Officer.
Anthony Aveni       o     Senior Managing Director and Chief Investment Officer.
Vincent DeP.        o     Senior Managing Director.  Also, Chief Investment
Farrell                   Officer of Spears, Benzak, Salomon & Farrell Division.
Robert B. Heisler,  o     Senior Managing Director.  Also, President, Key
Jr.                       Capital Partners.
Robert T.           o     Senior Managing Director.  Also, President, Chief
Clutterbuck               Financial Officer and Chief Operating Officer of
                          McDonald Investments Inc.

Other Officers:
James D. Kacic      o  Treasurer.  Also, Chief Financial Officer, Chief
                       Administrative Officer, Chief Compliance Officer and
                       Senior Managing Director.
Michael Foisel      o  Assistant Treasurer.
William J. Blake    o  Secretary.
Steven N. Bulloch   o  Assistant Secretary.  Also, Senior Vice President and
                       Senior Counsel of KeyCorp Management Company.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

The principal executive officers and directors of CAAM are as follows:

Jean-Claude Kaltenbach      o  Chairman and CEO.
Ian Gerald McEvatt          o  Director.        Claude Doumic o  Director.
Didier Guyot de la          o  Director.        Charles       o  Director.
Pommeraye                                       Vergnot
Eric Jostrom                o  Director.        Gerard        o  Secretary
                                                Sutterlin        General.

The business address of each of the foregoing individuals is 90 Blvd. Pasteur, 75730 Paris, CEDEX 15 -- France.

Item 27.    Principal Underwriter

(a) BISYS Fund Services Limited Partnership ("Distributor") acts as principal underwriter for the following investment companies:

Alpine Equity Trust                   Ambassador Funds
American Independence Funds Trust     American Performance Funds
AmSouth Funds                         BB&T Funds
The Coventry Group                    The Eureka Funds
The Hirtle Callaghan Trust            HSBC Advisor Funds Trust
HSBC Funds Trust                      HSBC Investor Funds
HSBC Mutual Funds Trust               The Infinity Mutual Funds, Inc.
LEADER Mutual Funds                   MMA Praxis Mutual Funds
The M.S.D.&T. Funds, Inc.             Old Westbury Funds, Inc.
Pacific Capital Funds                 USAllianz Variable Insurance Products
                                        Trust
Variable Insurance Funds              The Victory Portfolios
The Victory Variable Insurance Funds  The Willamette Funds
Vintage Mutual Funds, Inc.


The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b) Information about Partners, Directors and Officers of the Distributor is as follows:

   Name and Address          Position with Underwriter   Position with Fund

   WC Subsidiary Corporation Sole Limited Partner        None
   150 Clove Road
   Little Falls, NJ 07424

   BISYS Fund Services,      Sole General Partner        None
   Inc.*
   3435 Stelzer Road
   Columbus, OH 43219
  ______________________________
  * Charles L. Booth - Executive Representative
     William J. Tomko - Supervising Principal

  Directors and Officers of the Sole General Partner of the Distributor

  Lynn J. Mangum            Director
  William J. Tomko          President
  Kevin J. Dell             Secretary
  Edward S. Forman          Assistant Secretary
  Dennis R. Sheehan         Director and Treasurer
  Olusegun T. Lawal         Financial Operations
                             Officer

  Charles L. Booth          Vice President/
                             Assistant Compliance Officer
  Richard F. Froio          Chief Compliance Officer


None of the foregoing individuals holds any position with Registrant. The business address of each of these individuals is BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43215.

(c)   Not applicable.

Item 28.    Location of Accounts and Records

(1) Victory Capital Management, Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser and sub-administrator).

(2) Credit Agricole Asset Management, S.A., 9, rue Louis Murat, Paris, France 75008 (records relating to its function as investment sub-adviser for the International Growth Fund only).

(3) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as shareholder servicing agent).

(4) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and fund accountant).

(5) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as distributor).

(6) BISYS Fund Services Ohio, Inc. 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as dividend disbursing agent and shareholder servicing agent).

(7) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as custodian and securities lending agent).

(8) The Bank of New York, One Wall Street, New York, New York 10286 (records relating to its function as sub-custodian of the Balanced Fund, Convertible Securities Fund, International Growth Fund and Real Estate
     Fund).

Item 29.    Management Services

            None.

Item 30.    Undertakings

            None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 1st day of March, 2002.

                                    THE VICTORY PORTFOLIOS
                                    (Registrant)


                                    By: /s/ Leigh A. WIlson
                                       ----------------------------------
                                       Leigh A. Wilson, President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of March 2002.


/s/ Roger Noall            Chairman of the
--------------------       Board and Trustee
Roger Noall

/s/ Leigh A. Wilson        President and
--------------------       Trustee
Leigh A. Wilson

/s/ Joel B. Engle          Treasurer
--------------------
Joel B. Engle

             *             Trustee
--------------------
Frankie D. Hughes

             *             Trustee
--------------------
Harry Gazelle

             *             Trustee
--------------------
Eugene J. McDonald

             *             Trustee
--------------------
Thomas F. Morrissey

             *             Trustee
--------------------
Frank A. Weil

             *             Trustee
--------------------
Donald E. Weston



*By: /s/ Carl Frischling
    -----------------------
      Carl Frischling

                            THE VICTORY PORTFOLIOS
                               INDEX TO EXHIBITS

Item 23.

Exhibit Number

EX-99.A      Schedule A to Trust Instrument, as amended February 26, 2002.

EX-99.D(1)   Schedule A to Investment Advisory Agreement dated as of
             March 1, 1997, as amended February 26, 2002.

EX-99.D(2)   Addendum to Investment Advisory Agreement dated May 23, 2001.

EX-99.D(3)   Schedule A to the Investment Advisory Agreement between
             Registrant and KAM regarding the Established Value Fund,
             Gradison Government Reserves Fund, Nasdaq-100 Index Fund and
             Real Estate Fund, and as amended February 26, 2002.

EX-99.D(4)   Addendum to Investment Advisory Agreement dated May 23, 2001.

EX-99.D(5)   Addendum to Investment Advisory Agreement dated May 23, 2001.

EX-99.E      Schedule I to the Distribution Agreement, as amended
             February 26, 2002.

EX-99.G(1)   Amended and Restated Mutual Fund Custody Agreement dated
             July 2, 2001 between Registrant and Keybank National
             Association.

EX-99.G(2)   Attachment A to the Mutual Fund Custody Agreement, as
             amended February 26, 2002.

EX-99.G (3)  Amendment to Global Custody Agreement dated April 1, 2001.

EX-99.G (4)  Foreign Custody Manager Agreement dated July 2, 2001 between
             The Bank of New York and Registrant.

EX-99.H(1)   Schedule I to the Administration Agreement, as revised
             February 26, 2002.

EX-99.H(2)   Schedule A to the Sub-Administration Agreement, as revised
             February 26, 2002.

EX-99.H(3)   Schedule A to the Fund Accounting Agreement, as revised
             February 26, 2002.

EX-99.H(4)   Schedule A to Expense Limitation Agreement, as revised
             February 26, 2002.

EX-99.I(1)   Opinion of Kramer Levin Naftalis & Frankel LLP regarding all funds.

EX-99.I(2)   Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.J      Consent of PricewaterhouseCoopers LLP.

EX-99.M(1)   Distribution and Service Plan dated February 26, 2002 for
             Class C Shares of Registrant.

EX-99.M(2)   Schedule I to Distribution and Service Plan for Class C
             Shares, as revised February 26, 2002.

EX-99.M(3)   Form of Broker-Dealer Agreement to C Class Shares.

EX-99.M(4)   Schedule I to the Shareholder Servicing Plan, as amended
             February 26, 2002.

EX-99.M(5)   Form of Shareholder Servicing Agreement for non-financial
             services firms.

EX-99.N Amended and Restated Rule 18f-3 Multi-Class Plan, as amended February 26, 2002.

EX-99.P Code of Ethics of Victory Capital Management Inc. (formerly Key Asset Management).